                                THE GALAXY FUND

                Galaxy Connecticut Municipal Money Market Fund
               Galaxy Massachusetts Municipal Money Market Fund
                  Galaxy New York Municipal Money Market Fund
                 Galaxy New Jersey Municipal Money Market Fund
                  Galaxy Florida Municipal Money Market Fund

                                 Trust Shares

                  Supplement dated September 30, 2004 to the
                     Prospectuses dated September 30, 2004

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

1. New Jersey Municipal Money Market Fund and Florida Municipal Money Market
   Fund.

   As of the date of this revised Prospectus, Galaxy had not yet begun to offer for sale Trust Shares of the New Jersey Municipal Money Market Fund or Florida Municipal Money Market Fund.

2. Legal Proceedings.

   Columbia Management Advisors, Inc. ("CMA"), the Funds' adviser, and Columbia Funds Distributor, Inc. ("CFDI"), the distributor of the Funds' shares, and certain of their affiliates (collectively, "Columbia") received information requests and subpoenas from various regulatory authorities in connection with their investigations of late trading and market timing in mutual funds. Columbia has not uncovered any instances where CMA or CFDI were knowingly involved in late trading of mutual fund shares.

   On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against CMA and CFDI, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in the Supreme Court of New York, County of New York, against CMA and CFDI alleging that CMA and CFDI had violated certain New York anti-fraud statutes. If either CMA or CFDI is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment adviser or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of CMA, CFDI or any company that is an affiliated person of CMA and CFDI from serving as an investment adviser or distributor for any registered investment company, including your fund. Your fund has been informed by CMA and CFDI that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment adviser and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, CMA and CFDI entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, CMA and CFDI agreed, among other terms, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring CMA and CFDI to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the boards of trustees of the Columbia family of mutual funds and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review CMA's and CFDI's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, Columbia has agreed to reduce mutual fund fees by $80 million over a five-year period.

   As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transactions costs or operating expenses, or have other adverse consequences for the Funds.

MMTRSS-SUP 9/30/04

PROSPECTUS

September 30, 2004

Galaxy Connecticut Municipal Money Market Fund

Galaxy Massachusetts Municipal Money Market Fund

Galaxy New York Municipal Money Market Fund

Galaxy New Jersey Municipal Money Market Fund

Galaxy Florida Municipal Money Market Fund

Trust Shares



Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[LOGO] Galaxy Funds

                               Galaxy Municipal Money Market Funds
The Galaxy Fund

P.O. Box 6520
Providence, RI 02940-6520

[LOGO] Galaxy
       Funds

PROTRSSMM 47236 (09/30/04) PKG50

                                    [GRAPHIC]


PRESORTED STANDARD US POSTAGE PAID NO. READING, MA PERMIT NO. 105

CONTENTS


                   1  RISK/RETURN SUMMARY

                   1  Introduction

                   3  Galaxy Connecticut Municipal Money
                      Market Fund

                   7  Galaxy Massachusetts Municipal Money
                      Market Fund

                  11  Galaxy New York Municipal Money Market
                      Fund

                  14  Galaxy New Jersey Municipal Money Market
                      Fund

                  17  Galaxy Florida Municipal Money Market
                      Fund

                  20  Additional information about Fund
                      investments and risk

                  21  FUND MANAGEMENT

                  22  HOW TO INVEST IN THE FUNDS

                  22  Buying and selling shares

                  22   How to buy shares

                  23   How to sell shares

                  23   Other transaction policies

                  24  DIVIDENDS, DISTRIBUTIONS AND TAXES

                  26  FINANCIAL HIGHLIGHTS

RISK/RETURN SUMMARY

INTRODUCTION
THIS PROSPECTUS describes the Galaxy Connecticut Municipal Money Market Fund, Galaxy Massachusetts Municipal Money Market Fund, Galaxy New York Municipal Money Market Fund, Galaxy New Jersey Municipal Money Market Fund and Galaxy Florida Municipal Money Market Fund. The Galaxy Municipal Money Market Funds invest primarily in short-term municipal securities that are determined by the Funds' investment adviser to carry very little risk. Municipal securities are debt obligations of state and local governments and other political or public bodies or agencies. The interest paid on municipal securities is generally exempt from federal income tax and, in some cases, state and local income tax. Because each of the Funds is a "money market fund," municipal securities purchased by each Fund must meet strict requirements as to investment quality, maturity and diversification. The Funds don't invest in securities with remaining maturities of more than 397 days (subject to certain exceptions) and the dollar-weighted average maturity of all securities held by a particular Fund must be 90 days or less. Each Fund tries to maintain its share price at $1.00 to protect your investment from loss.

On the following pages, you'll find important information about each of the Galaxy Municipal Money Market Funds, including:

.. the Fund's investment objective (sometimes called the Fund's goal) and the main investment strategies used by the Fund's investment adviser in trying to achieve that objective
.. the main risks associated with an investment in the Fund
.. the Fund's past performance measured on both a year-by-year and long-term basis
.. the fees and expenses that you will pay as an investor in the Fund.

WHICH FUND IS RIGHT FOR YOU?
The Funds are designed for investors who are looking for a way to earn money market returns that are free from federal income tax and, in some cases, state and local income taxes. A Fund that specializes in a particular state is best suited to residents of that state who are looking for income that is free from the state's income tax or, in the case of the Florida Municipal Money Market Fund, the state's intangible personal property tax. Tax-exempt funds are not appropriate investments for tax-deferred retirement accounts, such as IRAs, because their returns before taxes are generally lower than those of taxable funds.

TAX-EQUIVALENT YIELD
One way to understand the tax advantages of a tax-exempt fund is to compare its after-tax return to that of a taxable investment. For example, suppose you are in the 35% federal income tax bracket. If you earn 10% on a taxable fund, the fund's return after federal income taxes will be 6.5%. If you earn 6.5% on a tax-exempt fund, your after-tax return is also 6.5% because you pay no federal income taxes on the tax-exempt fund's returns. So, you are better off if you can earn more than 6.5% on a tax-exempt fund than if you earn a 10% return on a taxable fund before paying federal income taxes. However, the lower your federal income tax bracket, the less likely it is that you will enjoy a higher after-tax return from a tax-exempt fund than from a taxable fund.

GALAXY MUNICIPAL MONEY MARKET FUNDS

THE FUNDS' INVESTMENT ADVISER
Columbia Management Advisors, Inc., which is referred to in this prospectus as the Adviser, is the investment adviser for all of these Funds.

--------------------------------------------------------------------------------
An investment in the Funds isn't a bank deposit and it isn't insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

                                            GALAXY MUNICIPAL MONEY MARKET FUNDS

Galaxy Connecticut Municipal Money Market Fund

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks to provide current income exempt from federal regular income tax and the Connecticut state income tax on individuals, trusts and estates, consistent with relative stability of principal and liquidity.

THE FUND'S MAIN INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in Connecticut municipal securities, which are securities issued by or on behalf of the State of Connecticut and other government issuers (and may include issuers located outside Connecticut) and that pay interest which is exempt from both federal regular income tax and the Connecticut state income tax on individuals, trusts and estates. Under normal circumstances, the Fund will invest no more than 20% of its net assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on certain municipal securities may be subject to the federal alternative minimum tax. Investments in such securities will be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund will only buy a security if it has one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization has rated the security. If the security is not rated, it must be determined by the Adviser to be of comparable credit quality.

THE MAIN RISKS OF INVESTING IN THE FUND
While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

.. Interest rate risk - The yield paid by the Fund will vary with changes in short-term interest rates.
.. Credit risk - Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid.
.. Lack of diversification - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.
.. Single state risk - Because the Fund invests primarily in Connecticut municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Connecticut. Other considerations affecting the Fund's investments in Connecticut municipal securities are summarized in the Statement of Additional Information.

GALAXY MUNICIPAL MONEY MARKET FUNDS

Galaxy Connecticut Municipal Money Market Fund

.. Pass-through certificates risk - The Fund invests in pass-through certificates or securities issued by partnerships or trusts through which the Fund receives principal and interest payments made by underlying municipal bonds or notes. Interest payments from these securities are expected to be tax-exempt. However, these securities are subject to structural risks that could cause the Fund to receive taxable income or to lose money.
.. Share price - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.
.. Selection of investments - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

                                            GALAXY MUNICIPAL MONEY MARKET FUNDS

--------------------------------------------------------------------------------
HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

Prior to March 1, 2004, the Fund had not offered Trust Shares to investors. The returns below represent the returns for Retail A Shares of the Fund, which are offered in a separate prospectus. Retail A Shares and Trust Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses.

The Fund began operations on October 4, 1993 as a separate portfolio (the Predecessor Fund) of The Shawmut Funds. On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold two classes of shares, Investment Shares and Trust Shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their Investment Shares and Trust Shares for Retail A Shares of the Fund. The returns for periods prior to December 4, 1995 are for Investment Shares of the Predecessor Fund.

Galaxy Connecticut Municipal Money Market Fund


Year-by-year total returns - calendar years
The bar chart shows how the performance of Retail A Shares of the Fund has varied from year to year.

                                    [CHART]

1994   1995   1996   1997   1998   1999   2000   2001   2002   2003
----   ----   ----   ----   ----   ----   ----   ----   ----   ----
1.99%  2.97%  2.78%  2.98%  2.77%  2.53%  3.31%  1.98%  0.84%  0.46%


BEST QUARTER:
0.87% for the quarter ended December 31, 2000

WORST QUARTER:
0.07% for the quarter ended September 30, 2003

Year-to-date total return for the six months ended June 30, 2004: 0.20%

Average annual total returns
The table shows the Fund's average annual total returns for the periods ended December 31, 2003, after taking into account any sales charges on Investment Shares of the Predecessor Fund.

                                                      1 YEAR 5 YEARS 10 YEARS
   --------------------------------------------------------------------------
   Retail A Shares                                     0.46%   1.82%    2.26%
   --------------------------------------------------------------------------

To obtain the Fund's current 7-day yield, please call 1-866-840-5469.

GALAXY MUNICIPAL MONEY MARKET FUNDS

Galaxy Connecticut Municipal Money Market Fund


FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold Trust Shares of the Fund.

Annual Fund operating expenses (expenses deducted from the Fund's assets)

                     Management fees                  0.40%
                     --------------------------------------
                     Distribution (12b-1) fees         None
                     --------------------------------------
                     Other expenses                0.83%/1/
                     --------------------------------------
                     Total Fund operating expenses 1.23%/1/
                     --------------------------------------

/1/The adviser is reimbursing a portion of other expenses, such that other expenses are expected to be 0.15%. Total Fund operating expenses after this reimbursement are expected to be 0.55%. This fee reimbursement may be revised or discontinued at any time.

Example
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

.. you invest $10,000 for the periods shown
.. you reinvest all dividends and distributions in the Fund
.. you sell all your shares at the end of the periods shown
.. your investment has a 5% return each year
.. the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                  --------------------------------------------
                  Trust Shares   $125    $390    $676   $1,489
                  --------------------------------------------

                                            GALAXY MUNICIPAL MONEY MARKET FUNDS

Galaxy Massachusetts Municipal Money Market Fund

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks to provide current income exempt from federal regular income tax and the income taxes imposed by the Commonwealth of Massachusetts, consistent with relative stability of principal and liquidity.

THE FUND'S MAIN INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in Massachusetts municipal securities, which are securities issued by or on behalf of the Commonwealth of Massachusetts and other government issuers (and may include issuers located outside Massachusetts) and that pay interest which is exempt from both federal regular income tax and Massachusetts personal income tax. Under normal circumstances, the Fund will invest no more than 20% of its net assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on certain municipal securities may be subject to the federal alternative minimum tax. Investments in such securities will be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund will only buy a security if it has one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization has rated the security. If the security is not rated, it must be determined by the Adviser to be of comparable credit quality.

THE MAIN RISKS OF INVESTING IN THE FUND
While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

.. Interest rate risk - The yield paid by the Fund will vary with changes in short-term interest rates.
.. Credit risk - Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid.
.. Lack of diversification - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.
.. Single state risk - Since the Fund invests primarily in Massachusetts municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Massachusetts. Other considerations affecting the Fund's investments in Massachusetts municipal securities are summarized in the Statement of Additional Information.
.. Pass-through certificates risk - The Fund invests in pass-through certificates or securities issued by partnerships or trusts through which the Fund receives principal and interest payments made by underlying municipal bonds or notes. Interest payments

GALAXY MUNICIPAL MONEY MARKET FUNDS

Galaxy Massachusetts Municipal Money Market Fund

from these securities are expected to be tax-exempt. However, these securities are subject to structural risks that could cause the Fund to receive taxable income or to lose money.
.. Share price - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.
.. Selection of investments - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

--------------------------------------------------------------------------------
HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

Prior to March 1, 2004, the Fund had not offered Trust Shares to investors. The returns below represent the returns for Retail A Shares of the Fund which are offered in a separate prospectus. Retail A Shares and Trust Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses.

The Fund began operations on October 5, 1993 as a separate portfolio (the Predecessor Fund) of The Shawmut Funds. On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Retail A Shares of the Fund. The returns for periods prior to December 4, 1995 are for shares of the Predecessor Fund.

                                            GALAXY MUNICIPAL MONEY MARKET FUNDS

Galaxy Massachusetts Municipal Money Market Fund


Year-by-year total returns - calendar years
The bar chart shows how the performance of Retail A Shares of the Fund has varied from year to year.

                                    [CHART]

1994   1995   1996   1997   1998   1999   2000   2001   2002   2003
----   ----   ----   ----   ----   ----   ----   ----   ----   ----
2.15%  3.23%  2.78%  2.96%  2.79%  2.56%  3.42%  2.18%  0.95%  0.49%


BEST QUARTER:
0.91% for the quarter ended December 31, 2000

WORST QUARTER:
0.08% for the quarter ended September 30, 2003

Year-to-date total return for the six months ended June 30, 2004: 0.22%

Average annual total returns
The table shows the Fund's average annual total returns for the periods ended December 31, 2003.

                                                      1 YEAR 5 YEARS 10 YEARS
   --------------------------------------------------------------------------
   Retail A Shares                                     0.49%   1.91%    2.35%
   --------------------------------------------------------------------------

To obtain the Fund's current 7-day yield, please call 1-866-840-5469.

GALAXY MUNICIPAL MONEY MARKET FUNDS

Galaxy Massachusetts Municipal Money Market Fund

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold Trust Shares of the Fund.

Annual Fund operating expenses (expenses deducted from the Fund's assets)

                      Management fees               0.40%
                      -----------------------------------
                      Distribution (12b-1) fees      None
                      -----------------------------------
                      Other expenses                0.12%
                      -----------------------------------
                      Total Fund operating expenses 0.52%
                      -----------------------------------

Example
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

.. you invest $10,000 for the periods shown
.. you reinvest all dividends and distributions in the Fund
.. you sell all your shares at the end of the periods shown
.. your investment has a 5% return each year
.. the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                  --------------------------------------------
                  Trust Shares    $53    $167    $291     $653
                  --------------------------------------------

                                            GALAXY MUNICIPAL MONEY MARKET FUNDS

Galaxy New York Municipal Money Market Fund

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks to provide current income exempt from federal regular income tax and New York State and New York City personal income taxes, consistent with relative stability of principal and liquidity.

THE FUND'S MAIN INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in New York municipal securities, which are securities issued by or on behalf of the state of New York and other government issuers (and may include issuers located outside the State of New
York) and that pay interest that is exempt from federal regular income tax and New York State and New York City personal income taxes. Under normal circumstances, the Fund will invest no more than 20% of its net assets in securities that are taxable for federal regular income tax or New York State and New York City personal income tax purposes, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on certain municipal securities may be subject to the federal alternative minimum tax. Investments in such securities will be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund will only buy a security if it has one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization has rated the security. If the security is not rated, it must be determined by the Adviser to be of comparable credit quality.

THE MAIN RISKS OF INVESTING IN THE FUND
While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

.. Interest rate risk - The yield paid by the Fund will vary with changes in short-term interest rates.
.. Credit risk - Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid.
.. Lack of diversification - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.
.. Single state risk - Because the Fund invests primarily in New York municipal securities, the Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of New York municipal securities to meet their continuing obligations for the payment of principal and interest. New York State and New York City have at times faced serious economic problems that have adversely affected New York municipal issuers. The terrorist attacks of September 11, 2001, which hit the finance and tourism industries of the downstate economy particularly hard, when combined with the numerous recent corporate governance scandals and international

GALAXY MUNICIPAL MONEY MARKET FUNDS

Galaxy New York Municipal Money Market Fund

tensions, served to extend the recession of New York State to early 2003, beyond that of the rest of the United States. Although employment losses have stabilized and growth is evident in several sectors, continued geopolitical uncertainties have, in part, inhibited anticipated employment growth in New York State. Weaker than expected overall economic growth for both the national and international economies would weaken New York State's recovery. In addition, while the outlook for the finance industry has brightened, this sector may continue to experience significant volatility and a failure to sustain rises in equity prices and recent levels of financial services activity remains a significant source of risk which could weaken the recovery of New York State. A weaker recovery could adversely affect the ability of New York municipal issuers to make prompt payments of principal and interest. The default or credit rating downgrade of one of these issuers could affect the market values and marketability of all New York municipal securities and hurt the Fund's performance. As a result, the Fund may be more volatile than a more geographically diversified municipal fund. Furthermore, if the Fund has difficulty finding attractive New York municipal securities to purchase, the amount of the Fund's income that is subject to New York taxes could increase. Other considerations affecting the Fund's investments in New York municipal securities are summarized in the Statement of Additional Information.
.. Pass-through certificates risk - The Fund invests in pass-through certificates or securities issued by partnerships or trusts through which the Fund receives principal and interest payments made by underlying municipal bonds or notes. Interest payments from these securities are expected to be tax-exempt. However, these securities are subject to structural risks that could cause the Fund to receive taxable income or to lose money.
.. Share price - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.
.. Selection of investments - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

                                            GALAXY MUNICIPAL MONEY MARKET FUNDS

Galaxy New York Municipal Money Market Fund

HOW THE FUND HAS PERFORMED
The bar chart and performance table have been omitted because the Fund has been in operation for less than one calendar year. To obtain the Fund's current 7-day yield, please call 1-866-840-5469.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold Trust Shares of the Fund.

Annual Fund operating expenses (expenses deducted from the Fund's assets)

                     Management fees               0.40%/1/
                     --------------------------------------
                     Distribution (12b-1) fees         None
                     --------------------------------------
                     Other expenses                0.37%/1/
                     --------------------------------------
                     Total Fund operating expenses 0.77%/1/
                     --------------------------------------

/1/The Adviser is waiving or reimbursing a portion of the management fees and other expenses so that total Fund operating expenses are expected to be 0.35%. These waivers or reimbursements may be revised or discontinued at any time.

Example
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

.. you invest $10,000 for the periods shown
.. you reinvest all dividends and distributions in the Fund
.. you sell all your shares at the end of the periods shown
.. your investment has a 5% return each year
.. the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                       1 YEAR 3 YEARS
                          ---------------------------
                          Trust Shares    $79    $246
                          ---------------------------

GALAXY MUNICIPAL MONEY MARKET FUNDS

Galaxy New Jersey Municipal Money Market Fund

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks to provide current income exempt from federal regular income tax and New Jersey State personal income tax, consistent with relative stability of principal and liquidity.

THE FUND'S MAIN INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in New Jersey municipal securities, which are securities issued by or on behalf of the State of New Jersey and other government issuers (and may include issuers located outside New Jersey) and that pay interest which is exempt from both federal regular income tax and New Jersey State personal income tax. Under normal circumstances, the Fund will invest no more than 20% of its net assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on certain municipal securities may be subject to the federal alternative minimum tax. Investments in such securities will be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund will only buy a security if it has one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization has rated the security. If the security is not rated, it must be determined by the Adviser to be of comparable credit quality.

THE MAIN RISKS OF INVESTING IN THE FUND
While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

.. Interest rate risk - The yield paid by the Fund will vary with changes in short-term interest rates.
.. Credit risk - Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid.
.. Lack of diversification - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.
.. Single state risk - Because the Fund invests primarily in New Jersey municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect New Jersey. Other considerations affecting the Fund's investments in New Jersey municipal securities are summarized in the Statement of Additional Information.

                                            GALAXY MUNICIPAL MONEY MARKET FUNDS

Galaxy New Jersey Municipal Money Market Fund

.. Pass-through certificates risk - The Fund invests in pass-through certificates or securities issued by partnerships or trusts through which the Fund receives principal and interest payments made by underlying municipal bonds or notes. Interest payments from these securities are expected to be tax-exempt. However, these securities are subject to structural risks that could cause the Fund to receive taxable income or to lose money.
.. Share price - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.
.. Selection of investments - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

GALAXY MUNICIPAL MONEY MARKET FUNDS

Galaxy New Jersey Municipal Money Market Fund

HOW THE FUND HAS PERFORMED
No performance information is presented because the Fund had not commenced operations as of the date of this prospectus.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold Trust Shares of the Fund.

Annual Fund operating expenses (expenses deducted from the Fund's assets)

                     Management fees                  0.40%
                     --------------------------------------
                     Distribution (12b-1) fees         None
                     --------------------------------------
                     Other expenses                0.19%/1/
                     --------------------------------------
                     Total Fund operating expenses    0.59%
                     --------------------------------------

/1/Other expenses are based on estimated amounts for the current fiscal year.

Example
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

.. you invest $10,000 for the periods shown
.. you reinvest all dividends and distributions in the Fund
.. you sell all your shares at the end of the periods shown
.. your investment has a 5% return each year
.. the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                       1 YEAR 3 YEARS
                          ---------------------------
                          Trust Shares    $60    $189
                          ---------------------------

                                            GALAXY MUNICIPAL MONEY MARKET FUNDS

Galaxy Florida Municipal Money Market Fund

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks to provide current income exempt from federal regular income tax through Fund shares that are exempt from the Florida intangible personal property tax, consistent with relative stability of principal and liquidity.

THE FUND'S MAIN INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in Florida municipal securities, which are securities issued by or on behalf of the State of Florida and other government issuers (and may include issuers located outside Florida) that pay interest which is exempt from federal regular income tax and that are exempt from the Florida intangible personal property tax. Under normal circumstances, the Fund will invest no more than 20% of its net assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on certain municipal securities may be subject to the federal alternative minimum tax. Investments in such securities will be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund will only buy a security if it has one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization has rated the security. If the security is not rated, it must be determined by the Adviser to be of comparable credit quality.

THE MAIN RISKS OF INVESTING IN THE FUND
While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

.. Interest rate risk - The yield paid by the Fund will vary with changes in short-term interest rates.
.. Credit risk - Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid.
.. Lack of diversification - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.
.. Single state risk - Since the Fund invests primarily in Florida municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Florida. Other considerations affecting the Fund's investments in Florida municipal securities are summarized in the Statement of Additional Information.

GALAXY MUNICIPAL MONEY MARKET FUNDS

Galaxy Florida Municipal Money Market Fund

.. Pass-through certificates risk - The Fund invests in pass-through certificates or securities issued by partnerships or trusts through which the Fund receives principal and interest payments made by underlying municipal bonds or notes. Interest payments from these securities are expected to be tax-exempt. However, these securities are subject to structural risks that could cause the Fund to receive taxable income or to lose money.
.. Share price - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.
.. Selection of investments - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

                                            GALAXY MUNICIPAL MONEY MARKET FUNDS

Galaxy Florida Municipal Money Market Fund

HOW THE FUND HAS PERFORMED
No performance information is presented because the Fund had not commenced operations as of the date of this prospectus.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold Trust Shares of the Fund.

Annual Fund operating expenses (expenses deducted from the Fund's assets)

                     Management fees                  0.40%
                     --------------------------------------
                     Distribution (12b-1) fees         None
                     --------------------------------------
                     Other expenses                0.17%/1/
                     --------------------------------------
                     Total Fund operating expenses    0.57%
                     --------------------------------------

/1/Other expenses are based on estimated amounts for the current fiscal year.

Example
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

.. you invest $10,000 for the periods shown
.. you reinvest all dividends and distributions in the Fund
.. you sell all your shares at the end of the periods shown
.. your investment has a 5% return each year
.. the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                       1 YEAR 3 YEARS
                          ---------------------------
                          Trust Shares    $58    $183
                          ---------------------------

GALAXY MUNICIPAL MONEY MARKET FUNDS

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK

The main investment strategies for each of these Galaxy Municipal Money Market Funds and the particular types of securities in which each Fund primarily invests and their associated risks have been described above. The following provides additional information about some of the types of securities in which one or more of these Funds may invest.

MUNICIPAL SECURITIES
State and local governments issue municipal securities to raise money to finance public works, to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions. There are several types of municipal securities. General obligation securities are secured by the issuer's full faith, credit and taxing power. Revenue securities are usually payable only from revenues derived from specific facilities or revenue sources. Private activity bonds are issued to finance projects for private companies and are usually revenue securities since they are typically payable by the private user of the facilities financed by the bonds. Municipal securities, which can be issued as bonds, notes or commercial paper, usually have fixed interest rates, although some have interest rates that change from time to time.

REPURCHASE AGREEMENTS
Repurchase agreements are transactions in which a Fund buys securities from a seller (usually a bank or broker-dealer) who agrees to buy them back from the Fund on a certain date and at a certain price. Repurchase agreements, while backed by collateral, carry some risk that the other party may not fulfill its obligations under the agreement.

TEMPORARY DEFENSIVE POSITIONS
Each Fund may temporarily hold up to 100% of its total assets in investments that aren't part of its main investment strategy during unfavorable market conditions. These investments may include cash (which will not earn any income) and short-term taxable investments, such as money market instruments and debt securities issued or guaranteed by the U.S. Government or its agencies, in excess of 20% of each Fund's net assets. This strategy could prevent a Fund from achieving its investment objective.

OTHER TYPES OF INVESTMENTS
Each Fund may, from time to time, pursue other investment strategies and make other types of investments in support of its overall investment goal. These supplemental investment strategies, which are not considered to be main investment strategies of the Funds - and the risks involved - are described in detail in the Statement of Additional Information (SAI), which is referred to on the back cover of this prospectus.

                                            GALAXY MUNICIPAL MONEY MARKET FUNDS

FUND MANAGEMENT

ADVISER
The Adviser, a wholly-owned subsidiary of Columbia Management Group, Inc. ("Columbia") was established in 1969 and has its main office at 100 Federal Street, Boston, Massachusetts 02110. The Adviser also provides investment management and advisory services to individual and institutional clients and manages the other Galaxy investment portfolios.

The Adviser, subject to the general supervision of Galaxy's Board of Trustees, manages each Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for all purchases and sales of portfolio securities, and maintains related records.

The Adviser serves as the Funds' adviser, administrator and pricing and bookkeeping agent. Columbia Funds Distributor, Inc. ("CFDI"), an affiliate of the Adviser, serves as the Funds' distributor. Prior to April 1, 2004, the Adviser and CFDI were indirect wholly-owned subsidiaries of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston was acquired by Bank of America Corporation. As a result of this acquisition the Adviser and CFDI are now indirect wholly-owned subsidiaries of Bank of America Corporation.

ALLOCATION OF ORDERS FOR PORTFOLIO SECURITIES
The Adviser may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the Adviser or that have sold shares of the Funds, to the extent permitted by law or by order of the Securities and Exchange Commission. The Adviser will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

MANAGEMENT FEES
The management fees paid to the Adviser by the Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund and New York Municipal Money Market Fund during the fiscal year ended May 31, 2004 are set forth below.

                                                   MANAGEMENT FEE
                   FUND              AS A % OF AVERAGE NET ASSETS
              ---------------------------------------------------
              Connecticut Municipal Money Market Fund       0.40%
              Massachusetts Municipal Money Market Fund     0.40%
              New York Municipal Money Market Fund          0.34%
              ---------------------------------------------------

The Adviser is entitled to receive advisory fees with respect to each of the New Jersey Municipal Money Market Fund and Florida Municipal Money Market Fund at the annual rate of 0.40% of the first $750,000,000 of each Fund's average daily net assets plus 0.35% of each Fund's average daily net assets in excess of $750,000,000.

GALAXY MUNICIPAL MONEY MARKET FUNDS

HOW TO INVEST IN THE FUNDS

BUYING AND SELLING SHARES
The price per share when you buy or sell your shares is based on a Fund's net asset value (NAV). The NAV per share is the value of a Fund's assets attributable to Trust Shares, minus the value of the Fund's liabilities attributable to Trust Shares, divided by the number of Trust Shares held by investors.

Trust Shares of the Funds are available for purchase by investors maintaining a qualified account at a bank or trust institution, including subsidiaries of Bank of America Corporation. Qualified accounts include discretionary investment management accounts, custodial accounts, agency accounts and different types of tax-advantaged accounts. Your institution can provide more information about which types of accounts are eligible.

You can buy and sell Trust Shares of the Funds on any business day. A business day is any day that the New York Stock Exchange, the Federal Reserve Bank of New York, the principal bond markets (as recommended by the Bond Market Association) and your financial institution are open for business. These entities are generally open every Monday through Friday, except national holidays. During certain emergency closings of the New York Stock Exchange, however, a Fund may open for business if it can maintain its operations. In this event, a Fund will determine its NAV per share at the times described below. To determine if a Fund is open for business on a day when there is an emergency closing of the New York Stock Exchange, please call Galaxy at 1-866-840-5469.

If your order to buy shares is received and accepted by Galaxy's transfer agent by 11:00 a.m. (Eastern time) on a business day, the price you pay will be the NAV per share next determined (and you'll receive that day's dividend) if Galaxy's custodian receives the purchase price in immediately available funds by 11:00 a.m. that day. If your order to purchase shares is received and accepted by Galaxy's transfer agent after 11:00 a.m. (Eastern time) but before 4:00 p.m. (Eastern time) on a business day, the price you pay will be the NAV per share next determined (and you'll begin receiving dividends the next day) if Galaxy's custodian receives the purchase price in immediately available funds by 4:00 p.m. on the day of your order. The price at which you sell shares is the NAV per share next determined after receipt of your order. NAV per share is determined on each business day as of 11:00 a.m. (Eastern time) and at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time).

The Funds' assets are valued at amortized cost, which is approximately equal to market value.

How to buy shares
You can buy Trust Shares by following the procedures established by your financial institution. Your financial institution is responsible for sending your order to Galaxy's transfer agent and wiring payment to Galaxy's custodian. The financial institution holds the shares in your name and receives all confirmations of purchases and sales.

Galaxy does not have minimum investment requirements for initial or additional investments in Trust Shares, but financial institutions may. They may also require you to maintain a minimum account balance.

Effective October 1, 2003, the USA Patriot Act may require Galaxy to obtain certain personal information from you which Galaxy will use to verify your identity. If you do not provide the information, Galaxy may not be able to open your account. If Galaxy is unable to verify your

                                            GALAXY MUNICIPAL MONEY MARKET FUNDS
customer information, Galaxy reserves the right to close your account or take such other steps as it deems reasonable.

How to sell shares
You can sell Trust Shares by following the procedures established by your financial institution. Your financial institution is responsible for sending your order to Galaxy's transfer agent and for crediting your account with the proceeds. Galaxy doesn't charge for wiring the proceeds, but your financial institution may charge a fee. Contact your financial institution for more information.

Other transaction policies
Galaxy may reject any order to buy shares. Galaxy doesn't issue a certificate when you buy shares, but it does keep a record of shares issued to investors.

Sales proceeds are normally wired to your financial institution on the next business day, but Galaxy reserves the right to send sales proceeds within seven days if sending proceeds earlier could adversely affect a Fund.

Galaxy may ask for any information it might reasonably need to make sure that you've authorized a sale of shares.

GALAXY MUNICIPAL MONEY MARKET FUNDS

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Fund declares dividends from net investment income daily and pays them within five business days after the end of each month. Although the Funds do not expect to realize net long-term capital gains, any capital gains realized will be distributed at least annually. Distributions attributable to long-term capital gains will generally be taxable to you as long-term capital gains, regardless of how long you have held your shares. Distributions (other than exempt-interest dividends) attributable to short-term capital gains and ordinary income will generally be taxable to you as ordinary income.

Dividends and distributions are paid in cash unless you indicate on the account application or in a letter to Galaxy that you want to have dividends and distributions reinvested in additional shares.

Distributions by the Funds will generally consist of dividends derived from interest earned on exempt securities, and these "exempt-interest dividends" will be exempt income for you for federal income tax purposes. It is possible, depending upon a Fund's investments, that a portion of the Fund's distributions could be taxable to you as ordinary income or capital gains, but none of the Funds expects that this will be the case.

Interest on indebtedness incurred by you to purchase or carry shares of the Funds generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by one or more of the Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

Connecticut Municipal Money Market Fund
This Fund intends to comply with certain state tax requirements so that its dividends will generally be exempt from the Connecticut state income tax on individuals, trusts and estates (CSIT). However, dividends, if any, derived from interest on securities other than Connecticut municipal securities, or from capital gains, will be subject to the CSIT, except that dividends derived from long-term capital gains on Connecticut municipal securities of issuers in Connecticut will not be subject to the CSIT if paid on Fund shares held as capital assets.

Massachusetts Municipal Money Market Fund
This Fund intends to comply with certain state tax requirements so that its dividends will generally be exempt from Massachusetts personal income tax. However, dividends, if any, derived from interest on securities other than Massachusetts municipal securities, or from capital gains other than gains realized from the sale of certain municipal securities of Massachusetts issuers, will be subject to Massachusetts personal income tax.

New York Municipal Money Market Fund
This Fund intends to comply with certain state tax requirements so that its dividends will generally be exempt from New York State and New York City personal income taxes. However, dividends, if any, derived from interest on securities other than New York municipal securities, or from capital gains, will be subject to New York State and New York City personal income taxes.

                                            GALAXY MUNICIPAL MONEY MARKET FUNDS

New Jersey Municipal Money Market Fund
This Fund intends to comply with certain state tax requirements so that its dividends will generally be exempt from New Jersey State personal income tax. However, dividends, if any, derived from interest on securities other than New Jersey municipal securities, or from capital gains, will be subject to New Jersey State personal income tax.

Florida Municipal Money Market Fund
This Fund intends to comply with certain state tax requirements so that your shares in the Fund will generally be exempt from the Florida intangible personal property tax.

All Funds
Taxable dividends paid in January may be taxable as if they had been paid the previous December. Each year you'll receive in the mail federal tax information on distributions paid by the Funds.

OTHER STATE AND LOCAL TAX MATTERS
Generally, you may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. Government securities or on securities of the particular state or localities within the state.

Miscellaneous
The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

GALAXY MUNICIPAL MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS

The following financial highlights tables will help you understand the financial performance for Trust Shares of the Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund and New York Municipal Money Market Fund for the period from March 1, 2004 when each Fund began offering Trust Shares through May 31, 2004. Certain information reflects the financial performance of a single Trust Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Trust Shares of each Fund, assuming all dividends and distributions were reinvested. The information in the tables has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report dated May 31, 2004 and are incorporated by reference into the SAI. The Annual Report and SAI are available free of charge upon request. No financial highlights are presented for the New Jersey Municipal Money Market Fund or Florida Municipal Money Market Fund because these Funds had not commenced operations prior to the date of this prospectus.

Galaxy Connecticut Municipal Money Market Fund

(For a share outstanding throughout the period)

                                                               PERIOD ENDED
                                                                 MAY 31,
                         TRUST SHARES/1/                           2004
     -------------------------------------------------------   ------------
     Net asset value, beginning of period                         $1.00
     Income from investment operations:
       Net investment income                                          -/2/
     Less distributions:
       Distributions from net investment income                       -/2/
     Net increase (decrease) in net asset value                       -
     Net asset value, end of period                               $1.00
     -------------------------------------------------------   ------------
     Total return                                                  0.13%**

     Ratios/supplemental data:
       Net assets, end of period (in 000s)                          $10
     Ratios to average net assets:
       Net investment income including reimbursements/waiver       0.48%*
       Operating expenses including reimbursements/waiver          0.53%*
       Operating expenses excluding reimbursements/waiver          1.23%*

* Annualized.
**Not Annualized.
/1/ The Fund began offering Trust Shares on March 1, 2004.
/2/ Net investment income per share and distributions from net investment income were less than $0.005.

                                            GALAXY MUNICIPAL MONEY MARKET FUNDS

Galaxy Massachusetts Municipal Money Market Fund

(For a share outstanding throughout the period)

                                                               PERIOD ENDED
                                                                  MAY 31
                         TRUST SHARES/1/                           2004
     -------------------------------------------------------   ------------
     Net asset value, beginning of period                         $1.00
     Income from investment operations:
       Net investment income                                          -/2/
     Less distributions:
       Distributions from net investment income                       -/2/
     Net increase (decrease) in net asset value                       -
     Net asset value, end of period                               $1.00
     -------------------------------------------------------   ------------
     Total return                                                  0.14%**

     Ratios/supplemental data:
       Net assets, end of period (in 000s)                         $912
     Ratios to average net assets:
       Net investment income including reimbursements/waiver       0.50%*
       Operating expenses including reimbursements/waiver          0.51%*
       Operating expenses excluding reimbursements/waiver          0.52%*

* Annualized.
**Not Annualized.
/1/ The Fund began offering Trust Shares on March 1, 2004.
/2/ Net investment income per share and distributions from net investment income were less than $0.005.

GALAXY MUNICIPAL MONEY MARKET FUNDS

Galaxy New York Municipal Money Market Fund

(For a share outstanding throughout the period)

                                                               PERIOD ENDED
                                                                 MAY 31,
                         TRUST SHARES/1/                           2004
     -------------------------------------------------------   ------------
     Net asset value, beginning of period                          $1.00
     Income from investment operations:
       Net investment income                                           -/2/
     Less distributions:
       Distributions from net investment income                        -/2/
     Net increase (decrease) in net asset value                        -
     Net asset value, end of period                                $1.00
     -------------------------------------------------------   ------------
     Total return                                                   0.17%**

     Ratios/supplemental data:
       Net assets, end of period (in 000s)                        $4,799
     Ratios to average net assets:
       Net investment income including reimbursements/waiver        0.68%*
       Operating expenses including reimbursements/waiver           0.34%*
       Operating expenses excluding reimbursements/waiver           0.77%*

* Annualized.
**Not Annualized.
/1/ The Fund began offering Trust Shares on March 1, 2004.
/2/ Net investment income per share and distributions from net investment income were less than $0.005.

                                            GALAXY MUNICIPAL MONEY MARKET FUNDS

WHERE TO FIND MORE INFORMATION

You'll find more information about the Funds in the following documents:

Annual and semi-annual reports
Galaxy's annual and semi-annual reports contain more information about the Funds and a discussion about the market conditions and investment strategies that had a significant effect on their performance during the last fiscal year.

Statement of Additional
Information (SAI)
The SAI contains detailed information about the Funds and their policies. By law, it's incorporated by reference into (considered to be part of) this prospectus.

You can get a free copy of these documents, request other information about the Funds and make shareholder inquiries by calling Galaxy at 1-866-840-5469 or by writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

If you buy your shares through a financial institution, you may contact your institution for more information.

You can write to the Securities and Exchange Commission (SEC) Public Reference Section and ask them to mail you information about the Funds, including the SAI. They'll charge you a fee for this service. You can also visit the SEC Public Reference Room and copy the documents while you're there. For information about the operation of the Public Reference Room, call the SEC.

Public Reference Section of the SEC
Washington, DC 20549-0102
1-202-942-8090

Reports and other information about the Funds are also available on the EDGAR Database on the SEC's Web site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request to the SEC's e-mail address at publicinfo@sec.gov.

Galaxy's Investment Company Act
File No. is 811-4636.
PROTRSSMM 47236 (09/30/04) PKG50

                                THE GALAXY FUND

                           Galaxy Money Market Fund
                      Galaxy Government Money Market Fund
                    Galaxy U.S. Treasury Money Market Fund
                      Galaxy Tax-Exempt Money Market Fund
                                 (the "Funds")

                       Retail A Shares and Trust Shares

                  Supplement dated September 30, 2004 to the
                     Prospectuses dated September 30, 2004

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES.

Legal Proceedings.

   Columbia Management Advisors, Inc. ("CMA"), the Funds' adviser, and Columbia Funds Distributor, Inc. ("CFDI"), the distributor of the Funds' shares, and certain of their affiliates (collectively, "Columbia") received information requests and subpoenas from various regulatory authorities in connection with their investigations of late trading and market timing in mutual funds. Columbia has not uncovered any instances where CMA or CFDI were knowingly involved in late trading of mutual fund shares.

   On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against CMA and CFDI, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in the Supreme Court of New York, County of New York, against CMA and CFDI alleging that CMA and CFDI had violated certain New York anti-fraud statutes. If either CMA or CFDI is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment adviser or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of CMA, CFDI or any company that is an affiliated person of CMA and CFDI from serving as an investment adviser or distributor for any registered investment company, including your fund. Your fund has been informed by CMA and CFDI that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment adviser and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, CMA and CFDI entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, CMA and CFDI agreed, among other terms, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring CMA and CFDI to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the boards of trustees of the Columbia family of mutual funds and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review CMA's and CFDI's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, Columbia has agreed to reduce mutual fund fees by $80 million over a five-year period.

   As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transactions costs or operating expenses, or have other adverse consequences for the Funds.

GALMM-SUP 9/30/04

PROSPECTUS

September 30, 2004

Galaxy Money Market Fund

Galaxy Government Money Market Fund

Galaxy U.S. Treasury Money Market Fund

Galaxy Tax-Exempt Money Market Fund

Trust Shares


Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[LOGO] Galaxy Funds

                               Galaxy Money Market Funds
The Galaxy Fund

P.O. Box 6520
Providence, RI 02940-6520

[LOGO] Galaxy
       Funds

PRESORTED
STANDARD
US POSTAGE PAID
NO. READING, MA
PERMIT NO. 105

PROTRMM 15041 (09/30/04) PKG 50

                                    [GRAPHIC]

CONTENTS


                    1  RISK/RETURN SUMMARY

                    1  Introduction

                    2  Galaxy Money Market Fund

                    5  Galaxy Government Money Market Fund

                    8  Galaxy U.S. Treasury Money Market Fund

                   11  Galaxy Tax-Exempt Money Market Fund

                   14  Additional information about Fund
                       investments and risk

                   15  Investor guidelines

                   16  FUND MANAGEMENT

                   17  HOW TO INVEST IN THE FUNDS

                   17  Buying and selling shares

                   18   How to buy shares

                   18   How to sell shares

                   18   Other transaction policies

                   19  DIVIDENDS, DISTRIBUTIONS AND TAXES

                   20  FINANCIAL HIGHLIGHTS

RISK/RETURN SUMMARY

INTRODUCTION
THIS PROSPECTUS describes the Galaxy Money Market Fund, Galaxy Government Money Market Fund, Galaxy U.S. Treasury Money Market Fund and Galaxy Tax-Exempt Money Market Fund. The Funds invest primarily in short-term debt obligations, commonly known as money market instruments, that are determined by the Funds' investment adviser to carry very little risk. Money market instruments purchased by the Funds must meet strict requirements as to investment quality, maturity and diversification. The Funds don't invest in securities with remaining maturities of more than 397 days (subject to certain exceptions) and the dollar-weighted average maturity of all securities held by a particular Fund must be 90 days or less. Each Fund tries to maintain its share price at $1.00 to protect your investment from loss.

On the following pages you'll find important information about each of these Galaxy Money Market Funds, including:

.. the Fund's investment objective (sometimes called the Fund's goal) and the main investment strategies used by the Fund's investment adviser in trying to achieve that objective
.. the main risks associated with an investment in the Fund
.. the Fund's past performance measured on both a year-by-year and long-term basis
.. the fees and expenses that you will pay as an investor in the Fund.

WHICH FUND IS RIGHT FOR YOU?
Not all mutual funds are right for all investors. Your investment goals and tolerance for risk will determine which fund is right for you. On page 15, you'll find a table which sets forth general guidelines to help you decide which of these Galaxy Money Market Funds is best suited to you.

THE FUNDS' INVESTMENT ADVISER
Columbia Management Advisors, Inc., which is referred to in this prospectus as the Adviser, is the investment adviser for all of these Funds.

--------------------------------------------------------------------------------
An investment in the Funds isn't a bank deposit and it isn't insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

GALAXY MONEY MARKET FUNDS

Galaxy Money Market Fund

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks as high a level of current income as is consistent with liquidity and stability of principal.

THE FUND'S MAIN INVESTMENT STRATEGIES
The Fund invests primarily in high quality short-term debt obligations of U.S. and foreign issuers, including, but not limited to, commercial paper, asset-backed commercial paper, notes and bonds issued by U.S. and foreign corporations, obligations issued by the U.S. Treasury and by U.S. Government agencies, authorities, instrumentalities or sponsored enterprises, or by foreign governments and their political subdivisions and instrumentalities, taxable and tax-exempt municipal securities, obligations issued by U.S. and foreign banks, such as certificates of deposit and time deposits, and repurchase agreements backed by such securities. The Fund may invest more than 25% of its total assets in money market instruments issued by U.S. and foreign banks, and in U.S. Government obligations.

The Fund will only buy a security if it has one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization has rated the security. If the security is not rated, it must be determined by the Adviser to be of comparable credit quality.

U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government. Obligations of certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises can be supported by either (a) the full faith and credit of the U.S. Treasury (such as obligations of the Government National Mortgage Association), (b) the right of the issuer to borrow from the U.S. Treasury (such as obligations of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer (such as obligations of the Federal National Mortgage Association), or (d) only the credit of the issuer (such as obligations of the Federal Home Loan Mortgage Corporation).

THE MAIN RISKS OF INVESTING IN THE FUND
While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

.. Interest rate risk - The yield paid by the Fund will vary with changes in short-term interest rates.
.. Credit risk - Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline. With respect to municipal securities, the ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid.
.. U.S. Government obligations - Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

                                                      GALAXY MONEY MARKET FUNDS

Galaxy Money Market Fund

.. Repurchase agreements - Repurchase agreements, while backed by collateral, carry some risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment to decline.
.. Foreign investments - Foreign investments may be riskier than U.S.
  investments because of factors such as foreign government restrictions, incomplete financial information about the issuers of securities, and political or economic instability. Foreign securities may be more volatile and less liquid than U.S. securities.
.. Share price - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.
.. Selection of investments - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.
--------------------------------------------------------------------------------
HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

Year-by-year total returns - calendar years
The bar chart shows how the performance of Trust Shares of the Fund has varied from year to year.

                                    [CHART]

1995   1996   1997   1998    1999   2000   2001    2002    2003
-----  -----  -----  -----  -----   -----  -----   -----   -----
5.50%  4.94%  5.19%  5.14%  4.80%   6.12%  3.86%   1.40%   0.77%

BEST QUARTER:
1.57% for the quarter ended December 31, 2000

WORST QUARTER:
0.16% for the quarter ended September 30, 2003

Year-to-date total return for the six months ended June 30, 2004: 0.35%

GALAXY MONEY MARKET FUNDS

Galaxy Money Market Fund

Average annual total returns
The table shows the Fund's average annual total returns for the periods ended December 31, 2003.

                                                                      SINCE
                                                   1 YEAR 5 YEARS INCEPTION
-------------------------------------------------------------------------------------
Trust Shares                                        0.77%   3.37%     4.19% (11/1/94)
-------------------------------------------------------------------------------------

To obtain the Fund's current 7-day yield, please call 1-866-840-5469.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold Trust Shares of the Fund.

Annual Fund operating expenses (expenses deducted from the Fund's assets)

                     Management fees               0.40%/1/
                     --------------------------------------
                     Distribution (12b-1) fees         None
                     --------------------------------------
                     Other expenses                   0.09%
                     --------------------------------------
                     Total Fund operating expenses 0.49%/1/
                     --------------------------------------

/1/The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.37%. Total Fund operating expenses after this waiver are expected to be 0.46%. This fee waiver may be revised or discontinued at any time.

Example
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

.. you invest $10,000 for the periods shown
.. you reinvest all dividends and distributions in the Fund
.. you sell all your shares at the end of the periods shown
.. your investment has a 5% return each year
.. the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                  --------------------------------------------
                  Trust Shares    $50    $157    $274     $616
                  --------------------------------------------

                                                      GALAXY MONEY MARKET FUNDS

Galaxy Government Money Market Fund

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks as high a level of current income as is consistent with liquidity and stability of principal.

THE FUND'S MAIN INVESTMENT STRATEGIES
The Fund invests primarily (under normal circumstances at least 80% of its net assets plus any borrowings for investment purposes) in U.S. Government obligations, including U.S. Treasury obligations and obligations of U.S. Government agencies, authorities, instrumentalities or sponsored enterprises, and repurchase agreements backed by these obligations. The Fund may also invest in the obligations of foreign governments and their political subdivisions and instrumentalities.

U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government. Obligations of certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises can be supported by either (a) the full faith and credit of the U.S. Treasury (such as obligations of the Government National Mortgage Association), (b) the right of the issuer to borrow from the U.S. Treasury (such as obligations of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer (such as obligations of the Federal National Mortgage Association), or (d) only the credit of the issuer (such as obligations of the Federal Home Loan Mortgage Corporation).

THE MAIN RISKS OF INVESTING IN THE FUND
While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

.. Interest rate risk - The yield paid by the Fund will vary with changes in short-term interest rates.
.. Credit risk - Although U.S. Government securities have historically involved little credit risk, if an issuer fails to pay interest or repay principal, the value of your investment could decline.
.. U.S. Government obligations - Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.
.. Repurchase agreements - Repurchase agreements, while backed by collateral, carry some risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment to decline.
.. Foreign investments - Foreign investments may be riskier than U.S.
  investments because of factors such as foreign government restrictions, incomplete financial information about the issuers of securities, and political or economic instability. Foreign securities may be more volatile and less liquid than U.S. securities.
.. Share price - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.
.. Selection of investments - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

GALAXY MONEY MARKET FUNDS

Galaxy Government Money Market Fund

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

Year-by-year total returns - calendar years
The bar chart shows how the performance of Trust Shares of the Fund has varied from year to year.

                                    [CHART]

1995   1996   1997   1998   1999   2000   2001   2002   2003
----   ----   ----   ----   ----   ----   ----   ----   ----
5.47%  4.89%  5.10%  5.06%  4.66%  5.95%  3.76%  1.30%  0.67%

BEST QUARTER:
1.53% for the quarter ended December 31, 2000

WORST QUARTER:
0.14% for the quarter ended September 30, 2003

Year-to-date total return for the six months ended June 30, 2004: 0.29%

Average annual total returns
The table shows the Fund's average annual total returns for the periods ended December 31, 2003.

                                                                      SINCE
                                                   1 YEAR 5 YEARS INCEPTION
-------------------------------------------------------------------------------------
Trust Shares                                        0.67%   3.25%     4.10% (11/1/94)
-------------------------------------------------------------------------------------

To obtain the Fund's current 7-day yield, please call 1-866-840-5469.

                                                      GALAXY MONEY MARKET FUNDS

Galaxy Government Money Market Fund


FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold Trust Shares of the Fund.

Annual Fund operating expenses (expenses deducted from the Fund's assets)

                      Management fees               0.40%
                      -----------------------------------
                      Distribution (12b-1) fees      None
                      -----------------------------------
                      Other expenses                0.12%
                      -----------------------------------
                      Total Fund operating expenses 0.52%
                      -----------------------------------

Example
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

.. you invest $10,000 for the periods shown
.. you reinvest all dividends and distributions in the Fund
.. you sell all your shares at the end of the periods shown
.. your investment has a 5% return each year
.. the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                  --------------------------------------------
                  Trust Shares    $53    $167    $291     $653
                  --------------------------------------------

GALAXY MONEY MARKET FUNDS

Galaxy U.S. Treasury Money Market Fund

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks current income with liquidity and stability of principal.

THE FUND'S MAIN INVESTMENT STRATEGIES
The Fund invests primarily in obligations issued by the U.S. Treasury and by certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises that provide income that is generally not subject to state income tax. Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in money market instruments issued by the U.S. Treasury, including bills, notes and bonds. The Fund also invests in securities that may be guaranteed by the U.S. Treasury or by U.S. Government agencies, authorities, instrumentalities or sponsored enterprises.

U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government. Obligations of certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises can be supported by either (a) the full faith and credit of the U.S. Treasury (such as obligations of the Government National Mortgage Association), (b) the right of the issuer to borrow from the U.S. Treasury (such as obligations of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer (such as obligations of the Federal National Mortgage Association), or (d) only the credit of the issuer (such as obligations of the Federal Home Loan Mortgage Corporation).

THE MAIN RISKS OF INVESTING IN THE FUND
While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

.. Interest rate risk - The yield paid by the Fund will vary with changes in short-term interest rates.
.. Credit risk - Although U.S. Government securities, particularly U.S. Treasury securities, have historically involved little credit risk, if an issuer fails to pay interest or repay principal, the value of your investment could decline.
.. U.S. Government obligations - Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.
.. Share price - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.
.. Selection of investments - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

                                                      GALAXY MONEY MARKET FUNDS

Galaxy U.S. Treasury Money Market Fund

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

Year-by-year total returns - calendar years
The bar chart shows how the performance of Trust Shares of the Fund has varied from year to year.

                                    [CHART]

1995   1996   1997   1998   1999   2000   2001   2002   2003
----   ----   ----   ----   ----   ----   ----   ----   ----
5.23%  4.76%  4.88%  4.80%  4.37%  5.63%  3.61%  1.27%  0.62%

BEST QUARTER:
1.48% for the quarter ended December 31, 2000

WORST QUARTER:
0.13% for the quarter ended December 31, 2003

Year-to-date total return for the six months ended June 30, 2004: 0.25%

Average annual total returns
The table shows the Fund's average annual total returns for the periods ended December 31, 2003.

                                                                      SINCE
                                                   1 YEAR 5 YEARS INCEPTION
-------------------------------------------------------------------------------------
Trust Shares                                        0.62%   3.08%     3.91% (11/1/94)
-------------------------------------------------------------------------------------

To obtain the Fund's current 7-day yield, please call 1-866-840-5469.

GALAXY MONEY MARKET FUNDS

Galaxy U.S. Treasury Money Market Fund

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold Trust Shares of the Fund.

Annual Fund operating expenses (expenses deducted from the Fund's assets)

                      Management fees               0.39%
                      -----------------------------------
                      Distribution (12b-1) fees      None
                      -----------------------------------
                      Other expenses                0.10%
                      -----------------------------------
                      Total Fund operating expenses 0.49%
                      -----------------------------------

Example
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

.. you invest $10,000 for the periods shown
.. you reinvest all dividends and distributions in the Fund
.. you sell all your shares at the end of the periods shown
.. your investment has a 5% return each year
.. the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                  --------------------------------------------
                  Trust Shares    $50    $157    $274     $616
                  --------------------------------------------

                                                      GALAXY MONEY MARKET FUNDS

Galaxy Tax-Exempt Money Market Fund

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks as high a level of current interest income exempt from federal income tax as is consistent with stability of principal.

THE FUND'S MAIN INVESTMENT STRATEGIES
The Fund invests primarily (under normal circumstances at least 80% of its net assets plus any borrowings for investment purposes) in municipal securities, which are securities issued by state and local governments and other political or public bodies or agencies and that pay interest which is exempt from federal income tax (including the federal alternative minimum tax). Under normal circumstances, the Fund will invest no more than 20% of its net assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on certain municipal securities may be subject to the federal alternative minimum tax. Investments in such securities will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund will only buy a security if it has one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization has rated the security. If the security is not rated, it must be determined by the Adviser to be of comparable credit quality.

THE MAIN RISKS OF INVESTING IN THE FUND
While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

.. Interest rate risk - The yield paid by the Fund will vary with changes in short-term interest rates.
.. Credit risk - Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid.
.. Repurchase agreements - Repurchase agreements, while backed by collateral, carry some risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment to decline.
.. Pass-through certificates risk - The Fund invests in pass-through certificates or securities issued by partnerships or trusts through which the Fund receives principal and interest payments made by underlying municipal bonds or notes. Interest payments from these securities are expected to be tax-exempt. However, these securities are subject to structural risks that could cause the Fund to receive taxable income or to lose money.
.. Share price - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.
.. Selection of investments - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

GALAXY MONEY MARKET FUNDS

Galaxy Tax-Exempt Money Market Fund

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

Year-by-year total returns - calendar years
The bar chart shows how the performance of Trust Shares of the Fund has varied from year to year.

                                    [CHART]

1995   1996   1997   1998   1999   2000   2001   2002   2003
----   ----   ----   ----   ----   ----   ----   ----   ----
3.34%  2.92%  3.14%  2.95%  2.73%  3.58%  2.36%  1.09%  0.66%

BEST QUARTER:
0.95% for the quarter ended December 31, 2000

WORST QUARTER:
0.12% for the quarter ended September 30, 2003

Year-to-date total return for the six months ended June 30, 2004: 0.30%

Average annual total returns
The table shows the Fund's average annual total returns for the periods ended December 31, 2003.

                                                                      SINCE
                                                   1 YEAR 5 YEARS INCEPTION
-------------------------------------------------------------------------------------
Trust Shares                                        0.66%   2.08%     2.53% (11/1/94)
-------------------------------------------------------------------------------------

To obtain the Fund's current 7-day yield, please call 1-866-840-5469.

                                                      GALAXY MONEY MARKET FUNDS

Galaxy Tax-Exempt Money Market Fund

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold Trust Shares of the Fund.

Annual Fund operating expenses (expenses deducted from the Fund's assets)

                     Management fees               0.40%/1/
                     --------------------------------------
                     Distribution (12b-1) fees         None
                     --------------------------------------
                     Other expenses                   0.09%
                     --------------------------------------
                     Total Fund operating expenses    0.49%
                     --------------------------------------

/1/The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.38%. Total Fund operating expenses after this waiver are expected to be 0.47%. This fee waiver may be revised or discontinued at any time.

Example
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

.. you invest $10,000 for the periods shown
.. you reinvest all dividends and distributions in the Fund
.. you sell all your shares at the end of the periods shown
.. your investment has a 5% return each year
.. the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                  --------------------------------------------
                  Trust Shares    $50    $157    $274     $616
                  --------------------------------------------

GALAXY MONEY MARKET FUNDS

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK

The main investment strategies for each of these Galaxy Money Market Funds and the particular types of securities in which each Fund primarily invests and their associated risks have been described above. The following provides additional information about some of the types of securities in which one or more of these Funds may invest.

MUNICIPAL SECURITIES
State and local governments issue municipal securities to raise money to finance public works, to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions. There are several types of municipal securities. General obligation securities are secured by the issuer's full faith, credit and taxing power. Revenue securities are usually payable only from revenues derived from specific facilities or revenue sources. Private activity bonds are issued to finance projects for private companies and are usually revenue securities since they are typically payable by the private user of the facilities financed by the bonds. Municipal securities, which can be issued as bonds, notes or commercial paper, usually have fixed interest rates, although some have interest rates that change from time to time.

REPURCHASE AGREEMENTS
Repurchase agreements are transactions in which a Fund buys securities from a seller (usually a bank or broker-dealer) who agrees to buy them back from the Fund on a certain date and at a certain price. Repurchase agreements, while backed by collateral, carry some risk that the other party may not fulfill its obligations under the agreement.

TEMPORARY DEFENSIVE POSITIONS
Each Fund may temporarily hold up to 100% of its total assets in investments that aren't part of its main investment strategy during unfavorable market conditions. These investments may include cash (which will not earn any income) and, in the case of the Tax-Exempt Money Market Fund, short-term taxable investments, such as money market instruments and debt securities issued or guaranteed by the U.S. Government or its agencies, in excess of 20% of the Fund's net assets. This strategy could prevent a Fund from achieving its investment objective.

OTHER TYPES OF INVESTMENTS
Each Fund may, from time to time, pursue other investment strategies and make other types of investments in support of its overall investment goal. These supplemental investment strategies, which are not considered to be main investment strategies of the Funds - and the risks involved - are described in detail in the Statement of Additional Information (SAI), which is referred to on the back cover of this prospectus.

                                                      GALAXY MONEY MARKET FUNDS

INVESTOR GUIDELINES

The table below provides information as to which type of investor might want to invest in each of these Galaxy Money Market Funds. It's meant as a general guide only. Tax-exempt funds are generally not appropriate investments for tax-deferred retirement accounts, such as IRAs, because their returns before taxes are generally lower than those of taxable funds. Consult your financial institution or plan administrator for help in deciding which Fund is right for you.

                                  [GRAPHIC]

--------------------------------------------------------------------------------
Galaxy Fund                May be best suited for...
--------------------------------------------------------------------------------
Galaxy Money             . investors who want a flexible and convenient way to
Market Fund                manage cash while earning money market returns
--------------------------------------------------------------------------------
Galaxy Government        . investors who want a way to earn money market returns
Money Market Fund          with the extra margin of safety associated with U.S.
                           Government obligations
--------------------------------------------------------------------------------
Galaxy U.S. Treasury     . investors who want a way to earn money market returns
Money Market Fund          from U.S. Treasury obligations that are generally
                           free from state income tax
--------------------------------------------------------------------------------
Galaxy Tax-Exempt        . investors who want a way to earn money market
Money Market Fund          returns that are free from federal income tax
--------------------------------------------------------------------------------



TAX-EQUIVALENT YIELD
One way to understand the tax advantages of a tax-exempt fund, such as the Galaxy Tax-Exempt Money Market Fund, is to compare its after-tax return to that of a taxable investment. For example, suppose you are in the 35% federal income tax bracket. If you earn 10% on a taxable fund, the fund's return after federal income taxes will be 6.5%. If you earn 6.5% on a tax-exempt fund, your after-tax return is also 6.5% because you pay no federal income taxes on the tax-exempt fund's returns. So, you are better off if you can earn more than 6.5% on a tax-exempt fund than if you earn a 10% return on a taxable fund before paying federal income taxes. However, the lower your federal income tax bracket, the less likely it is that you will enjoy a higher after-tax return from a tax-exempt fund than from a taxable fund.

GALAXY MONEY MARKET FUNDS

FUND MANAGEMENT

ADVISER
The Adviser, a wholly-owned subsidiary of Columbia Management Group, Inc. ("Columbia"), was established in 1969 and has its main office at 100 Federal Street, Boston, Massachusetts 02110. The Adviser also provides investment management and advisory services to individual and institutional clients and manages the other Galaxy investment portfolios.

The Adviser, subject to the general supervision of Galaxy's Board of Trustees, manages each Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for all purchases and sales of portfolio securities, and maintains related records.

The Adviser serves as the Funds' adviser, administrator and pricing and bookkeeping agent. Columbia Funds Distributor, Inc. ("CFDI"), an affiliate of the Adviser, serves as the Funds' distributor. Prior to April 1, 2004, the Adviser and CFDI were indirect wholly-owned subsidiaries of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston was acquired by Bank of America Corporation. As a result of this acquisition, the Adviser and CFDI are now indirect wholly-owned subsidiaries of Bank of America Corporation.

ALLOCATION OF ORDERS FOR PORTFOLIO SECURITIES
The Adviser may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the Adviser or that have sold shares of the Funds, to the extent permitted by law or by order of the Securities and Exchange Commission. The Adviser will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

MANAGEMENT FEES
The management fees paid to the Adviser by the Funds during the fiscal year ended May 31, 2004 are set forth below.

                                                   MANAGEMENT FEE
                   FUND              AS A % OF AVERAGE NET ASSETS
              ---------------------------------------------------
              Money Market Fund                             0.37%
              Government Money Market Fund                  0.40%
              U.S. Treasury Money Market Fund               0.39%
              Tax-Exempt Money Market Fund                  0.38%
              ---------------------------------------------------

SUB-ACCOUNT SERVICES
Affiliates of the Adviser and certain other parties may receive fees from Galaxy's transfer agent for providing certain sub-accounting and administrative services to participant sub-accounts with respect to Trust Shares of the Funds (other than the Tax-Exempt Money Market Fund) held by defined contribution plans. The transfer agency fees payable by Trust Shares of the Funds have been increased by an amount equal to these fees, so that the holders of Trust Shares indirectly bear these fees.

                                                      GALAXY MONEY MARKET FUNDS

HOW TO INVEST IN THE FUNDS

BUYING AND SELLING SHARES
The price per share when you buy or sell your shares is based on a Fund's net asset value (NAV). The NAV per share is the value of a Fund's assets attributable to Trust Shares, minus the value of the Fund's liabilities attributable to Trust Shares, divided by the number of Trust Shares held by investors.

Trust Shares of the Funds are available for purchase by the following types of investors:

.. Investors maintaining a qualified account at a bank or trust institution, including subsidiaries of Bank of America Corporation
.. Participants in employer-sponsored defined contribution plans.

Qualified accounts include discretionary investment management accounts, custodial accounts, agency accounts and different types of tax-advantaged accounts. Your institution can provide more information about which types of accounts are eligible.

You can buy and sell Trust Shares of the Funds on any business day. A business day is any day that the New York Stock Exchange, the Federal Reserve Bank of New York, the principal bond markets (as recommended by the Bond Market Association) and your financial institution or employer-sponsored plan are open for business. These entities are generally open every Monday through Friday, except national holidays. During certain emergency closings of the New York Stock Exchange, however, a Fund may open for business if it can maintain its operations. In this event, a Fund will determine its NAV per share at the times described below. To determine if a Fund is open for business on a day when there is an emergency closing of the New York Stock Exchange, please call Galaxy at 1-866-840-5469.

If your order to buy shares is received and accepted by Galaxy's transfer agent and Galaxy's custodian receives the purchase price in immediately available funds on a business day by 11:00 a.m. (Eastern time) for the U.S. Treasury Money Market Fund and Tax-Exempt Money Market Fund or by 2:00 p.m. (Eastern time) for the Money Market Fund and Government Money Market Fund, the price you pay will be the NAV per share next determined (and you'll receive that day's dividend). If your order to purchase shares is received and accepted by Galaxy's transfer agent on a business day after 11:00 a.m. (Eastern time) for the U.S. Treasury Money Market Fund and Tax-Exempt Money Market Fund or after 2:00 p.m. (Eastern time) for the Money Market Fund and Government Money Market Fund but in each case before 4:00 p.m. (Eastern time), the price you pay will be the NAV per share next determined (and you'll begin receiving dividends the next day) if Galaxy's custodian receives the purchase price in immediately available funds by 4:00 p.m. on the day of your order. The price at which you sell shares is the NAV per share next determined after receipt of your order. NAV per share is determined on each day that the New York Stock Exchange, the Federal Reserve Bank of New York and the principal bond markets (as recommended by the Bond Market Association) are open as of 11:00 a.m. (Eastern time) for the U.S. Treasury Money Market Fund and Tax-Exempt Money Market Fund or as of 2:00 p.m. (Eastern time) for the Money Market Fund and Government Money Market Fund and at the close of regular trading on the New York Stock Exchange that day (usually 4:00 p.m. Eastern time) for each Fund.

The Funds' assets are valued at amortized cost, which is approximately equal to market value.


GALAXY MONEY MARKET FUNDS

How to buy shares
You can buy Trust Shares by following the procedures established by your financial institution or your employer-sponsored plan. Your financial institution or plan administrator is responsible for sending your order to Galaxy's transfer agent and wiring payment to Galaxy's custodian. The financial institution or employer-sponsored plan holds the shares in your name and receives all confirmations of purchases and sales.

Galaxy does not have minimum investment requirements for initial or additional investments in Trust Shares, but financial institutions and employer-sponsored plans may. They may also require you to maintain a minimum account balance.

Effective October 1, 2003, the USA Patriot Act may require Galaxy to obtain certain personal information from you which Galaxy will use to verify your identity. If you do not provide the information, Galaxy may not be able to open your account. If Galaxy is unable to verify your customer information, Galaxy reserves the right to close your account or take such other steps as it deems reasonable.

How to sell shares
You can sell Trust Shares by following the procedures established by your financial institution or your employer-sponsored plan. Your financial institution or plan administrator is responsible for sending your order to Galaxy's transfer agent and for crediting your account with the proceeds. Galaxy doesn't charge for wiring the proceeds, but your financial institution or employer-sponsored plan may charge a fee. Contact your financial institution or plan administrator for more information.

Other transaction policies
Galaxy may reject any order to buy shares. Galaxy doesn't issue a certificate when you buy shares, but it does keep a record of shares issued to investors.

Sales proceeds are normally wired to your financial institution or plan administrator on the next business day, but Galaxy reserves the right to send sales proceeds within seven days if sending proceeds earlier could adversely affect a Fund.

Galaxy may ask for any information it might reasonably need to make sure that you've authorized a sale of shares.


                                                      GALAXY MONEY MARKET FUNDS

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
Each Fund declares dividends from net investment income daily and pays them within five business days after the end of each month. Although the Funds do not expect to realize net long-term capital gains, any capital gains realized will be distributed at least annually. Distributions attributable to long-term capital gains will generally be taxable to you as long-term capital gains, regardless of how long you have held your shares. Distributions (other than exempt-interest dividends) attributable to short-term capital gains and ordinary income will generally be taxable to you as ordinary income.

Dividends and distributions are paid in cash unless you indicate on the account application or in a letter to Galaxy that you want to have dividends and distributions reinvested in additional shares.

Money Market, Government Money Market and U.S. Treasury Money Market Funds Distributions by these Funds will generally be taxable to you. Each of these Funds expects that all, or substantially all, of its distributions will consist of ordinary income. You will be subject to federal income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Tax-Exempt Money Market Fund
Distributions by this Fund will generally consist of dividends derived from interest earned on exempt securities, and these "exempt-interest dividends" will be exempt income for you for federal income tax purposes. It is possible, depending upon the Fund's investments, that a portion of the Fund's distributions could be taxable to you as ordinary income or capital gains, but the Fund does not expect that this will be the case.

Interest on indebtedness incurred by you to purchase or carry shares of this Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by this Fund may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

All Funds
Taxable dividends paid in January may be taxable as if they had been paid the previous December. Each year you'll receive in the mail federal tax information on distributions paid by the Funds.

STATE AND LOCAL TAXES
Generally, you may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. Government securities or on securities of a particular state or localities within a state.

MISCELLANEOUS
The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.


GALAXY MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS

The following financial highlights tables will help you understand the financial performance for the Funds' Trust Shares for the year ended May 31, 2004, the period from November 1, 2002 through May 31, 2003 and each of the years ended October 31, 2002, 2001, 2000 and 1999. Certain information reflects the financial performance of a single Trust Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Trust Shares of each Fund, assuming all dividends and distributions were reinvested. The information for the fiscal year ended May
31, 2004 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report dated May 31, 2004 and are incorporated by reference into the SAI. The Annual Report and SAI are available free of charge upon request. The information for the fiscal period ended May 31, 2003 and the fiscal years ended October 31, 2002, 2001, 2000 and 1999 was audited by Ernst & Young LLP, Galaxy's former independent registered public accounting firm, whose report, dated June 20, 2003 on the financial statements included in Galaxy's Annual Report to Shareholders for the fiscal period ended May 31, 2003 is also incorporated by reference into the SAI.


                                                      GALAXY MONEY MARKET FUNDS

Galaxy Money Market Fund

(For a share outstanding throughout each period)

                                           YEAR ENDED  PERIOD ENDED               YEARS ENDED OCTOBER 31,
                                            MAY 31,      MAY 31,      ----------------------------------------------
                                              2004       2003/1/         2002        2001        2000        1999
                                           ----------  ------------   ----------  ----------  ----------  ----------
                                                                          TRUST SHARES
------------------------------------------ -------------------------------------------------------------------------
Net asset value, beginning of period            $1.00        $1.00         $1.00       $1.00       $1.00       $1.00
Income from investment operations:
  Net investment income                          0.01         0.01          0.02        0.04        0.06        0.05
Less distributions:
  Distributions from net
  investment income                             (0.01)       (0.01)        (0.02)      (0.04)      (0.06)      (0.05)
Net increase (decrease) in net asset value          -            -             -           -           -           -
Net asset value, end of period                  $1.00        $1.00         $1.00       $1.00       $1.00       $1.00
------------------------------------------ ----------  ------------   ----------  ----------  ----------  ----------
Total return                                     0.69%        0.55%**       1.58%       4.56%       5.95%       4.72%

Ratios/supplemental data:
  Net assets, end of period (in 000s)      $1,082,742   $1,623,211    $2,038,906  $2,549,240  $1,999,243  $1,679,875
Ratios to average net assets:
  Net investment income including
  reimbursements/waiver                          0.68%        0.97%*        1.57%       4.44%       5.82%       4.62%
  Operating expenses including
  reimbursements/waiver                          0.46%        0.47%*        0.47%       0.46%       0.46%       0.48%
  Operating expenses excluding
  reimbursements/waiver                          0.49%        0.52%*        0.51%       0.50%       0.51%       0.52%

* Annualized.
**Not Annualized.
/1/ For the period from November 1, 2002 through May 31, 2003.


GALAXY MONEY MARKET FUNDS

Galaxy Government Money Market Fund

(For a share outstanding throughout each period)

                                           YEAR ENDED PERIOD ENDED          YEARS ENDED OCTOBER 31,
                                            MAY 31,     MAY 31,     --------------------------------------
                                              2004      2003/1/       2002      2001      2000      1999
                                           ---------- ------------  --------  --------  --------  --------
                                                                     TRUST SHARES
------------------------------------------ ---------------------------------------------------------------
Net asset value, beginning of period           $1.00       $1.00       $1.00     $1.00     $1.00     $1.00
Income from investment operations:
  Net investment income                         0.01           -/2/     0.01      0.04      0.06      0.04
Less distributions:
  Distributions from net
  investment income                            (0.01)          -/2/    (0.01)    (0.04)    (0.06)    (0.04)
Net increase (decrease) in net asset value         -           -           -         -         -         -
Net asset value, end of period                 $1.00       $1.00       $1.00     $1.00     $1.00     $1.00
------------------------------------------ ---------- ------------  --------  --------  --------  --------
Total return                                    0.59%       0.48%**     1.47%     4.47%     5.78%     4.58%

Ratios/supplemental data:
  Net assets, end of period (in 000s)       $249,977    $328,834    $480,171  $578,193  $528,502  $592,305
Ratios to average net assets:
  Net investment income including
  reimbursements/waiver                         0.58%       0.84%*      1.47%     4.41%     5.61%     4.50%
  Operating expenses including
  reimbursements/waiver                         0.52%       0.53%*      0.52%     0.51%     0.51%     0.51%
  Operating expenses excluding
  reimbursements/waiver                         0.52%       0.53%*      0.53%     0.52%     0.52%     0.53%

* Annualized.
**Not Annualized.
/1/ For the period from November 1, 2002 through May 31, 2003.
/2/ Net investment income per share and distributions from net investment income were less than $0.005.


                                                      GALAXY MONEY MARKET FUNDS

Galaxy U.S. Treasury Money Market Fund

(For a share outstanding throughout each period)

                                           YEAR ENDED PERIOD ENDED          YEARS ENDED OCTOBER 31,
                                            MAY 31,     MAY 31,     --------------------------------------
                                              2004      2003/1/       2002      2001      2000      1999
                                           ---------- ------------  --------  --------  --------  --------
                                                                     TRUST SHARES
------------------------------------------ ---------------------------------------------------------------
Net asset value, beginning of period           $1.00       $1.00       $1.00     $1.00     $1.00     $1.00
Income from investment operations:
  Net investment income                         0.01           -/2/     0.01      0.04      0.05      0.04
Less distributions:
  Distributions from
  net investment income                        (0.01)          -/2/    (0.01)    (0.04)    (0.05)    (0.04)
Net increase (decrease) in net asset value         -           -           -         -         -         -
Net asset value, end of period                 $1.00       $1.00       $1.00     $1.00     $1.00     $1.00
------------------------------------------ ---------- ------------  --------  --------  --------  --------
Total return                                    0.52%       0.47%**     1.42%     4.31%     5.42%     4.30%

Ratios/supplemental data:
  Net assets, end of period (in 000s)       $272,708    $534,888    $768,725  $885,644  $510,815  $459,792
Ratios to average net assets:
  Net investment income including
  reimbursements/waiver                         0.52%       0.82%*      1.42%     4.13%     5.33%     4.22%
  Operating expenses including
  reimbursements/waiver                         0.49%       0.48%*      0.48%     0.48%     0.49%     0.51%
  Operating expenses excluding
  reimbursements/waiver                         0.49%       0.48%*      0.48%     0.48%     0.49%     0.51%

/*/ Annualized.
/**/Not Annualized.
/1/ For the period from November 1, 2002 through May 31, 2003.
/2/ Net investment income per share and distributions from net investment income were less than $0.005.


GALAXY MONEY MARKET FUNDS

Galaxy Tax-Exempt Money Market Fund

(For a share outstanding throughout each period)

                                           YEAR ENDED  PERIOD ENDED              YEARS ENDED OCTOBER 31,
                                            MAY 31,      MAY 31,      --------------------------------------------
                                              2004       2003/1/         2002        2001        2000       1999
                                           ----------  ------------   ----------  ----------  ----------  --------
                                                                         TRUST SHARES
------------------------------------------ -----------------------------------------------------------------------
Net asset value, beginning of period            $1.00        $1.00         $1.00       $1.00       $1.00     $1.00
Income from investment operations:
  Net investment income                          0.01            -/2/       0.01        0.03        0.03      0.03
Less distributions:
  Distributions from net
  investment income                             (0.01)           -/2/      (0.01)      (0.03)      (0.03)    (0.03)
Net increase (decrease) in net asset value          -            -             -           -           -         -
Net asset value, end of period                  $1.00        $1.00         $1.00       $1.00       $1.00     $1.00
------------------------------------------ ----------  ------------   ----------  ----------  ----------  --------
Total return                                     0.58%        0.49%**       1.15%       2.77%       3.46%     2.67%

Ratios/supplemental data:
  Net assets, end of period (in 000s)      $1,034,330   $1,168,448    $1,465,683  $1,487,635  $1,276,445  $556,137
Ratios to average net assets:
  Net investment income including
  reimbursements/waiver                          0.58%        0.84%*        1.14%       2.71%       3.52%     2.65%
  Operating expenses including
  reimbursements/waiver                          0.47%        0.46%*        0.46%       0.46%       0.49%     0.52%
  Operating expenses excluding
  reimbursements/waiver                          0.49%        0.49%*        0.49%       0.49%       0.51%     0.52%

* Annualized.
**Not Annualized.
/1/ For the period from November 1, 2002 through May 31, 2003.
/2/ Net investment income per share and distributions from net investment income were less than $0.005.


                                                      GALAXY MONEY MARKET FUNDS

WHERE TO FIND MORE INFORMATION

You'll find more information about the Funds in the following documents:

Annual and semi-annual reports
Galaxy's annual and semi-annual reports contain more information about the Funds and a discussion about the market conditions and investment strategies that had a significant effect on their performance during the last fiscal year.

Statement of Additional Information (SAI)
The SAI contains detailed information about the Funds and their policies. By law, it's incorporated by reference into (considered to be part of) this prospectus.

You can get a free copy of these documents, request other information about the Funds and make shareholder inquiries by calling Galaxy at 1-866-840-5469 or by writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

If you buy your shares through a financial institution, you may contact your institution for more information.

You can write to the Securities and Exchange Commission (SEC) Public Reference Section and ask them to mail you information about the Funds, including the SAI. They'll charge you a fee for this service. You can also visit the SEC Public Reference Room and copy the documents while you're there. For information about the operation of the Public Reference Room, call the SEC.

Public Reference Section of the SEC
Washington, DC 20549-0102
1-202-942-8090

Reports and other information about the Funds are also available on the EDGAR Database on the SEC's Web site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request to the SEC's e-mail address at publicinfo@sec.gov.

Galaxy's Investment Company Act
File No. is 811-4636.
PROTRMM 15041 (09/30/04) PKG 50

PROSPECTUS

September 30, 2004

Galaxy Money Market Fund

Galaxy Government Money Market Fund

Galaxy U.S. Treasury Money Market Fund

Galaxy Tax-Exempt Money Market Fund

Retail A Shares





Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[LOGO] Galaxy Funds

                               Galaxy Money Market Funds
The Galaxy Fund

P.O. Box 6520
Providence, RI 02940-6520

[LOGO] Galaxy
       Funds

PROGALMM (09/30/04)

                                    [GRAPHIC]


PRESORTED STANDARD US POSTAGE PAID NO. READING, MA PERMIT NO. 105

CONTENTS


                    1  RISK/RETURN SUMMARY

                    1  Introduction

                    2  Galaxy Money Market Fund

                    6  Galaxy Government Money Market Fund

                    9  Galaxy U.S. Treasury Money Market Fund

                   12  Galaxy Tax-Exempt Money Market Fund

                   15  Additional information about Fund
                       investments and risk

                   16  Investor guidelines

                   17  FUND MANAGEMENT

                   18  HOW TO INVEST IN THE FUNDS

                   18  Buying, selling and exchanging shares

                   18   How to buy shares

                   20   How to sell shares

                   21   How to exchange shares

                   21   Other transaction policies

                   22  DIVIDENDS, DISTRIBUTIONS AND TAXES

                   23  GALAXY INVESTOR PROGRAMS

                   24  HOW TO REACH GALAXY

                   25  FINANCIAL HIGHLIGHTS

RISK/RETURN SUMMARY

INTRODUCTION
THIS PROSPECTUS describes the Galaxy Money Market Fund, Galaxy Government Money Market Fund, Galaxy U.S. Treasury Money Market Fund and Galaxy Tax-Exempt Money Market Fund. The Funds invest primarily in short-term debt obligations, commonly known as money market instruments, that are determined by the Funds' investment adviser to carry very little risk. Money market instruments purchased by the Funds must meet strict requirements as to investment quality, maturity and diversification. The Funds don't invest in securities with remaining maturities of more than 397 days (subject to certain exceptions) and the dollar-weighted average maturity of all securities held by a particular Fund must be 90 days or less. Each Fund tries to maintain its share price at $1.00 to protect your investment from loss.

On the following pages you'll find important information about each of these Galaxy Money Market Funds including:

.. the Fund's investment objective (sometimes called the Fund's goal) and the main investment strategies used by the Fund's investment adviser in trying to achieve that objective
.. the main risks associated with an investment in the Fund
.. the Fund's past performance measured on both a year-by-year and long-term basis
.. the fees and expenses that you will pay as an investor in the Fund.

WHICH FUND IS RIGHT FOR YOU?
Not all mutual funds are right for all investors. Your investment goals and tolerance for risk will determine which fund is right for you. On page 16, you'll find a table which sets forth general guidelines to help you decide which of these Galaxy Money Market Funds is best suited to you.

THE FUNDS' INVESTMENT ADVISER
Columbia Management Advisors, Inc., which is referred to in this prospectus as the Adviser, is the investment adviser for all of these Funds.

--------------------------------------------------------------------------------
An investment in the Funds isn't a bank deposit and it isn't insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

GALAXY MONEY MARKET FUNDS

Galaxy Money Market Fund

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks as high a level of current income as is consistent with liquidity and stability of principal.

THE FUND'S MAIN INVESTMENT STRATEGIES
The Fund invests primarily in high quality short-term debt obligations of U.S. and foreign issuers, including, but not limited to, commercial paper, asset-backed commercial paper, notes and bonds issued by U.S. and foreign corporations, obligations issued by the U.S. Treasury and by U.S. Government agencies, authorities, instrumentalities or sponsored enterprises, or by foreign governments and their political subdivisions and instrumentalities, taxable and tax-exempt municipal securities, obligations issued by U.S. and foreign banks, such as certificates of deposit and time deposits, and repurchase agreements backed by such securities. The Fund may invest more than 25% of its total assets in money market instruments issued by U.S. and foreign banks, and in U.S. Government obligations.

The Fund will only buy a security if it has one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization has rated the security. If the security is not rated, it must be determined by the Adviser to be of comparable credit quality.

U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government. Obligations of certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises can be supported by either (a) the full faith and credit of the U.S. Treasury (such as obligations of the Government National Mortgage Association), (b) the right of the issuer to borrow from the U.S. Treasury (such as obligations of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer (such as obligations of the Federal National Mortgage Association), or (d) only the credit of the issuer (such as obligations of the Federal Home Loan Mortgage Corporation).

THE MAIN RISKS OF INVESTING IN THE FUND
While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

.. Interest rate risk - The yield paid by the Fund will vary with changes in short-term interest rates.
.. Credit risk - Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline. With respect to municipal securities, the ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid.
.. U.S. Government obligations - Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

                                                      GALAXY MONEY MARKET FUNDS

Galaxy Money Market Fund

.. Repurchase agreements - Repurchase agreements, while backed by collateral, carry some risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment to decline.
.. Foreign investments - Foreign investments may be riskier than U.S.
  investments because of factors such as foreign government restrictions, incomplete financial information about the issuers of securities, and political or economic instability. Foreign securities may be more volatile and less liquid than U.S. securities.
.. Share price - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.
.. Selection of investments - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

GALAXY MONEY MARKET FUNDS

Galaxy Money Market Fund


HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

Year-by-year total returns - calendar years
The bar chart shows how the performance of Retail A Shares of the Fund has varied from year to year.

                             [CHART]

1994   1995   1996   1997   1998   1999   2000   2001   2002   2003
-----  -----  -----  -----  -----  -----  -----  -----  -----  -----
3.68%  5.29%  4.73%  4.99%  4.96%  4.63%  5.94%  3.70%  1.23%  0.56%


BEST QUARTER:
1.53% for the quarter ended September 30, 2000

WORST QUARTER:
0.10% for the quarter ended September 30, 2003

Year-to-date total return for the six months ended June 30, 2004: 0.23%

Average annual total returns
The table shows the Fund's average annual total returns for the periods ended December 31, 2003.

                                                      1 YEAR 5 YEARS 10 YEARS
   --------------------------------------------------------------------------
   Retail A Shares                                     0.56%   3.19%    3.96%
   --------------------------------------------------------------------------

To obtain the Fund's current 7-day yield, please call 1-866-840-5469.

                                                      GALAXY MONEY MARKET FUNDS

Galaxy Money Market Fund

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold Retail A Shares of the Fund.

Annual Fund operating expenses (expenses deducted from the Fund's assets)

                     Management fees               0.40%/1/
                     --------------------------------------
                     Distribution (12b-1) fees         None
                     --------------------------------------
                     Other expenses                0.36%/2/
                     --------------------------------------
                     Total Fund operating expenses 0.76%/2/
                     --------------------------------------

/1/The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.37%. This fee waiver may be revised or discontinued at any time.
/2/The Fund may pay shareholder service fees (which are included in Other expenses) up to a maximum of 0.50% of the Fund's average daily net assets attributable to Retail A Shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate of not more than 0.10% during the current fiscal year. In addition, the Adviser is waiving a portion of the service fee so that Other expenses are expected to be 0.32%. Total Fund operating expenses after this fee waiver and the Adviser's fee waiver discussed in Footnote 1 are expected to be 0.69%. This fee waiver may be revised or discontinued at any time.

Example
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

.. you invest $10,000 for the periods shown
.. you reinvest all dividends and distributions in the Fund
.. you sell all your shares at the end of the periods shown
.. your investment has a 5% return each year
.. the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                -----------------------------------------------
                Retail A Shares    $78    $243    $422     $942
                -----------------------------------------------

GALAXY MONEY MARKET FUNDS

Galaxy Government Money Market Fund

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks as high a level of current income as is consistent with liquidity and stability of principal.

THE FUND'S MAIN INVESTMENT STRATEGIES
The Fund invests primarily (under normal circumstances at least 80% of its net assets plus any borrowings for investment purposes) in U.S. Government obligations, including U.S. Treasury obligations and obligations of U.S. Government agencies, authorities, instrumentalities or sponsored enterprises, and repurchase agreements backed by these obligations. The Fund may also invest in the obligations of foreign governments and their political subdivisions and instrumentalities.

U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government. Obligations of certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises can be supported by either (a) the full faith and credit of the U.S. Treasury (such as obligations of the Government National Mortgage Association), (b) the right of the issuer to borrow from the U.S. Treasury (such as obligations of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer (such as obligations of the Federal National Mortgage Association), or (d) only the credit of the issuer (such as obligations of the Federal Home Loan Mortgage Corporation).

THE MAIN RISKS OF INVESTING IN THE FUND
While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

.. Interest rate risk - The yield paid by the Fund will vary with changes in short-term interest rates.
.. Credit risk - Although U.S. Government securities have historically involved little credit risk, if an issuer fails to pay interest or repay principal, the value of your investment could decline.
.. U.S. Government obligations - Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.
.. Repurchase agreements - Repurchase agreements, while backed by collateral, carry some risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment to decline.
.. Foreign investments - Foreign investments may be riskier than U.S.
  investments because of factors such as foreign government restrictions, incomplete financial information about the issuers of securities, and political or economic instability. Foreign securities may be more volatile and less liquid than U.S. securities.
.. Share price - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.
.. Selection of investments - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

                                                      GALAXY MONEY MARKET FUNDS

Galaxy Government Money Market Fund

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

Year-by-year total returns - calendar years
The bar chart shows how the performance of Retail A Shares of the Fund has varied from year to year.

                             [CHART]

1994   1995   1996   1997   1998   1999   2000   2001   2002   2003
-----  -----  -----  -----  -----  -----  -----  -----  -----  -----
3.73%  5.25%  4.67%  4.89%  4.85%  4.49%  5.78%  3.59%  1.14%  0.51%


BEST QUARTER:
1.49% for the quarter ended December 31, 2000

WORST QUARTER:
0.11% for the quarter ended December 31, 2003

Year-to-date total return for the six months ended June 30, 2004: 0.22%

Average annual total returns
The table shows the Fund's average annual total returns for the periods ended December 31, 2003.

                                                      1 YEAR 5 YEARS 10 YEARS
   --------------------------------------------------------------------------
   Retail A Shares                                     0.51%   3.08%    3.88%
   --------------------------------------------------------------------------

To obtain the Fund's current 7-day yield, please call 1-866-840-5469.

GALAXY MONEY MARKET FUNDS

Galaxy Government Money Market Fund

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold Retail A Shares of the Fund.

Annual Fund operating expenses (expenses deducted from the Fund's assets)

                     Management fees                  0.40%
                     --------------------------------------
                     Distribution (12b-1) fees         None
                     --------------------------------------
                     Other expenses                0.26%/1/
                     --------------------------------------
                     Total Fund operating expenses    0.66%
                     --------------------------------------

/1/The Fund may pay shareholder service fees (which are included in Other expenses) up to a maximum of 0.50% of the Fund's average daily net assets attributable to Retail A Shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate of not more than 0.10% during the current fiscal year.

Example
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

.. you invest $10,000 for the periods shown
.. you reinvest all dividends and distributions in the Fund
.. you sell all your shares at the end of the periods shown
.. your investment has a 5% return each year
.. the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                -----------------------------------------------
                Retail A Shares    $67    $211    $368     $822
                -----------------------------------------------

                                                      GALAXY MONEY MARKET FUNDS

Galaxy U.S. Treasury Money Market Fund

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks current income with liquidity and stability of principal.

THE FUND'S MAIN INVESTMENT STRATEGIES
The Fund invests primarily in obligations issued by the U.S. Treasury and certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises that provide income that is generally not subject to state income tax. Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in money market instruments issued by the U.S. Treasury, including bills, notes and bonds. The Fund also invests in securities that may be guaranteed by the U.S. Treasury or by U.S. Government agencies, authorities, instrumentalities or sponsored enterprises.

U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government. Obligations of certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises can be supported by either (a) the full faith and credit of the U.S. Treasury (such as obligations of the Government National Mortgage Association), (b) the right of the issuer to borrow from the U.S. Treasury (such as obligations of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer (such as obligations of the Federal National Mortgage Association), or (d) only the credit of the issuer (such as obligations of the Federal Home Loan Mortgage Corporation).

THE MAIN RISKS OF INVESTING IN THE FUND
While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

.. Interest rate risk - The yield paid by the Fund will vary with changes in short-term interest rates.
.. Credit risk - Although U.S. Government securities, particularly U.S. Treasury securities, have historically involved little credit risk, if an issuer fails to pay interest or repay principal, the value of your investment could decline.
.. U.S. Government obligations - Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.
.. Share price - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.
.. Selection of investments - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

GALAXY MONEY MARKET FUNDS

Galaxy U.S. Treasury Money Market Fund

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

Year-by-year total returns - calendar years
The bar chart shows how the performance of Retail A Shares of the Fund has varied from year to year.

                             [CHART]

1994   1995   1996   1997   1998   1999   2000   2001   2002   2003
-----  -----  -----  -----  -----  -----  -----  -----  -----  -----
3.58%  5.05%  4.59%  4.70%  4.63%  4.20%  5.47%  3.47%  1.13%  0.46%


BEST QUARTER:
1.44% for the quarter ended December 31, 2000

WORST QUARTER:
0.09% for the quarter ended December 31, 2003

Year-to-date total return for the six months ended June 30, 2004: 0.17%

Average annual total returns
The table shows the Fund's average annual total returns for the periods ended December 31, 2003.

                                                      1 YEAR 5 YEARS 10 YEARS
   --------------------------------------------------------------------------
   Retail A Shares                                     0.46%   2.93%    3.72%
   --------------------------------------------------------------------------

To obtain the Fund's current 7-day yield, please call 1-866-840-5469.

                                                      GALAXY MONEY MARKET FUNDS

Galaxy U.S. Treasury Money Market Fund

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold Retail A Shares of the Fund.

Annual Fund operating expenses (expenses deducted from the Fund's assets)

                     Management fees                  0.39%
                     --------------------------------------
                     Distribution (12b-1) fees         None
                     --------------------------------------
                     Other expenses                0.26%/1/
                     --------------------------------------
                     Total Fund operating expenses    0.65%
                     --------------------------------------

/1/The Fund may pay shareholder service fees (which are included in Other expenses) up to a maximum of 0.50% of the Fund's average daily net assets attributable to Retail A Shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate of not more than 0.10% during the current fiscal year.

Example
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

.. you invest $10,000 for the periods shown
.. you reinvest all dividends and distributions in the Fund
.. you sell all your shares at the end of the periods shown
.. your investment has a 5% return each year
.. the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                -----------------------------------------------
                Retail A Shares    $66    $208    $362     $810
                -----------------------------------------------

GALAXY MONEY MARKET FUNDS

Galaxy Tax-Exempt Money Market Fund

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks as high a level of current interest income exempt from federal income tax as is consistent with stability of principal.

THE FUND'S MAIN INVESTMENT STRATEGIES
The Fund invests primarily (under normal circumstances at least 80% of its net assets plus any borrowings for investment purposes) in municipal securities, which are securities issued by state and local governments and other political or public bodies or agencies and that pay interest which is exempt from federal income tax (including the federal alternative minimum tax). Under normal circumstances, the Fund will invest no more than 20% of its net assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on certain municipal securities may be subject to the federal alternative minimum tax. Investments in such securities will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund will only buy a security if it has one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization has rated the security. If the security is not rated, it must be determined by the Adviser to be of comparable credit quality.

THE MAIN RISKS OF INVESTING IN THE FUND
While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

.. Interest rate risk - The yield paid by the Fund will vary with changes in short-term interest rates.
.. Credit risk - Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid.
.. Repurchase agreements - Repurchase agreements, while backed by collateral, carry some risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment to decline.
.. Pass-through certificates risk - The Fund invests in pass-through certificates or securities issued by partnerships or trusts through which the Fund receives principal and interest payments made by underlying municipal bonds or notes. Interest payments from these securities are expected to be tax-exempt. However, these securities are subject to structural risks that could cause the Fund to receive taxable income or to lose money.
.. Share price - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.
.. Selection of investments - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

                                                      GALAXY MONEY MARKET FUNDS

Galaxy Tax-Exempt Money Market Fund

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

Year-by-year total returns - calendar years
The bar chart shows how the performance of Retail A Shares of the Fund has varied from year to year.

                             [CHART]

1994   1995   1996   1997   1998   1999   2000   2001   2002   2003
-----  -----  -----  -----  -----  -----  -----  -----  -----  -----
2.27%  3.19%  2.78%  2.99%  2.81%  2.59%  3.45%  2.23%  0.97%  0.54%


BEST QUARTER:
0.92% for the quarter ended December 31, 2000

WORST QUARTER:
0.09% for the quarter ended September 30, 2003

Year-to-date total return for the six months ended June 30, 2004: 0.23%

Average annual total returns
The table shows the Fund's average annual total returns for the periods ended December 31, 2003.

                                                      1 YEAR 5 YEARS 10 YEARS
   --------------------------------------------------------------------------
   Retail A Shares                                     0.54%   1.95%    2.38%
   --------------------------------------------------------------------------

To obtain the Fund's current 7-day yield, please call 1-866-840-5469.

GALAXY MONEY MARKET FUNDS

Galaxy Tax-Exempt Money Market Fund

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold Retail A Shares of the Fund.

Annual Fund operating expenses (expenses deducted from the Fund's assets)

                     Management fees               0.40%/1/
                     --------------------------------------
                     Distribution (12b-1) fees         None
                     --------------------------------------
                     Other expenses                0.21%/2/
                     --------------------------------------
                     Total Fund operating expenses    0.61%
                     --------------------------------------

/1/The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.38%. Total Fund operating expenses after this fee waiver are expected to be 0.59%. This waiver may be revised or discontinued at any time.
/2/The Fund may pay shareholder service fees (which are included in Other expenses) up to a maximum of 0.50% of the Fund's average daily net assets attributable to Retail A Shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate of not more than 0.10% during the current fiscal year.

Example
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

.. you invest $10,000 for the periods shown
.. you reinvest all dividends and distributions in the Fund
.. you sell all your shares at the end of the periods shown
.. your investment has a 5% return each year
.. the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                -----------------------------------------------
                Retail A Shares    $62    $195    $340     $762
                -----------------------------------------------

                                                      GALAXY MONEY MARKET FUNDS

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK


The main investment strategies for each of these Galaxy Money Market Funds and the particular types of securities in which each Fund primarily invests and their associated risks have been described above. The following provides additional information about some of the types of securities in which one or more of these Funds may invest.

MUNICIPAL SECURITIES
State and local governments issue municipal securities to raise money to finance public works, to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions. There are several types of municipal securities. General obligation securities are secured by the issuer's full faith, credit and taxing power. Revenue securities are usually payable only from revenues derived from specific facilities or revenue sources. Private activity bonds are issued to finance projects for private companies and are usually revenue securities since they are typically payable by the private user of the facilities financed by the bonds. Municipal securities, which can be issued as bonds, notes or commercial paper, usually have fixed interest rates, although some have interest rates that change from time to time.

REPURCHASE AGREEMENTS
Repurchase agreements are transactions in which a Fund buys securities from a seller (usually a bank or broker-dealer) who agrees to buy them back from the Fund on a certain date and at a certain price. Repurchase agreements, while backed by collateral, carry some risk that the other party may not fulfill its obligations under the agreement.

TEMPORARY DEFENSIVE POSITIONS
Each Fund may temporarily hold up to 100% of its total assets in investments that aren't part of its main investment strategy during unfavorable market conditions. These investments may include cash (which will not earn any income) and, in the case of the Tax-Exempt Money Market Fund, short-term taxable investments, such as money market instruments and debt securities issued or guaranteed by the U.S. Government or its agencies, in excess of 20% of the Fund's net assets. This strategy could prevent a Fund from achieving its investment objective.

OTHER TYPES OF INVESTMENTS
Each Fund may, from time to time, pursue other investment strategies and make other types of investments in support of its overall investment goal. These supplemental investment strategies, which are not considered to be main investment strategies of the Funds - and the risks involved - are described in detail in the Statement of Additional Information (SAI), which is referred to on the back cover of this prospectus.

GALAXY MONEY MARKET FUNDS

INVESTOR GUIDELINES

The table below provides information as to which type of investor might want to invest in each of these Galaxy Money Market Funds. It's meant as a general guide only. Tax-exempt funds are generally not appropriate investments for tax-deferred retirement accounts, such as IRAs, because their returns before taxes are generally lower than those of taxable funds. Consult your financial adviser for help in deciding which Fund is right for you.

                                   [GRAPHIC]

-------------------------------------------------------------------------------
Galaxy Fund               May be best suited for...
-------------------------------------------------------------------------------
Galaxy Money            . investors who want a flexible and convenient way to
Market Fund               manage cash while earning money market returns
-------------------------------------------------------------------------------
Galaxy Government       . investors who want a way to earn money market returns
Money Market Fund         with the extra margin of safety associated with
                          U.S. Goverment obligations
-------------------------------------------------------------------------------
Galaxy U.S. Treasury    . investors who want a way to earn money market returns
Money Market Fund         from U.S. Treasury obligations that are generally
                          free from state income tax
-------------------------------------------------------------------------------
Galaxy Tax-Exempt       . investors who want a way to earn money market returns
Money Market Fund         that are free from federal income tax
-------------------------------------------------------------------------------


TAX-EQUIVALENT YIELD
One way to understand the tax advantages of a tax-exempt fund, such as the Galaxy Tax-Exempt Money Market Fund, is to compare its after-tax return to that of a taxable investment. For example, suppose you are in the 35% federal income tax bracket. If you earn 10% on a taxable fund, the fund's return after federal income taxes will be 6.5%. If you earn 6.5% on a tax-exempt fund, your after-tax return is also 6.5% because you pay no federal income taxes on the tax-exempt fund's returns. So, you are better off if you can earn more than 6.5% on a tax-exempt fund than if you earn a 10% return on a taxable fund before paying federal income taxes. However, the lower your federal income tax bracket, the less likely it is that you will enjoy a higher after-tax return from a tax-exempt fund than from a taxable fund.

                                                      GALAXY MONEY MARKET FUNDS

FUND MANAGEMENT


ADVISER
The Adviser, a wholly-owned subsidiary of Columbia Management Group, Inc. ("Columbia"), was established in 1969 and has its main office at 100 Federal Street, Boston, Massachusetts 02110. The Adviser also provides investment management and advisory services to individual and institutional clients and manages the other Galaxy investment portfolios.

The Adviser, subject to the general supervision of Galaxy's Board of Trustees, manages each Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for all purchases and sales of portfolio securities, and maintains related records.

The Adviser serves as the Funds' adviser, administrator and pricing and bookkeeping agent. Columbia Funds Distributor, Inc. ("CFDI"), an affiliate of the Adviser, serves as the Funds' distributor. Prior to April 1, 2004, the Adviser and CFDI were indirect wholly-owned subsidiaries of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston was acquired by Bank of America Corporation. As a result of this acquisition, the Adviser and CFDI are now indirect wholly-owned subsidiaries of Bank of America Corporation.

ALLOCATION OF ORDERS FOR PORTFOLIO SECURITIES
The Adviser may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the Adviser or that have sold shares of the Funds, to the extent permitted by law or by order of the Securities and Exchange Commission. The Adviser will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

MANAGEMENT FEES
The management fees paid to the Adviser by the Funds during the fiscal year ended May 31, 2004 are set forth below.

                                                   MANAGEMENT FEE
                   FUND              AS A % OF AVERAGE NET ASSETS
              ---------------------------------------------------
              Money Market Fund                             0.37%
              Government Money Market Fund                  0.40%
              U.S. Treasury Money Market Fund               0.39%
              Tax-Exempt Money Market Fund                  0.38%
              ---------------------------------------------------

GALAXY MONEY MARKET FUNDS

HOW TO INVEST IN THE FUNDS

BUYING, SELLING AND EXCHANGING SHARES
The price per share when you buy, sell or exchange your shares is based on a Fund's net asset value (NAV). The NAV per share is the value of a Fund's assets attributable to Retail A Shares, minus the value of the Fund's liabilities attributable to Retail A Shares, divided by the number of Retail A Shares held by investors.

You can buy and sell Retail A Shares of the Funds on any business day. A business day is any day that the New York Stock Exchange, the Federal Reserve Bank of New York and the principal bond markets (as recommended by the Bond Market Association) are open for business. These entities are generally open every Monday through Friday, except national holidays. During certain emergency closings of the New York Stock Exchange, however, a Fund may open for business if it can maintain its operations. In this event, a Fund will determine its NAV per share at the times described below. To determine if a Fund is open for business on a day when there is an emergency closing of the New York Stock Exchange, please call Galaxy at 1-866-840-5469.

If your order to buy shares is received and accepted by Galaxy's transfer agent and Galaxy's custodian receives the purchase price in immediately available funds on a business day by 11:00 a.m. (Eastern time) for the U.S. Treasury Money Market Fund and Tax-Exempt Money Market Fund or by 2:00 p.m. (Eastern time) for the Money Market Fund and Government Money Market Fund, the price you pay will be the NAV per share next determined (and you'll receive that day's dividend). If your order to purchase shares is received and accepted by Galaxy's transfer agent on a business day after 11:00 a.m. (Eastern time) for the U.S. Treasury Money Market Fund and Tax-Exempt Money Market Fund or after 2:00 p.m. (Eastern time) for the Money Market Fund and Government Money Market Fund but in each case before 4:00 p.m. (Eastern time), the price you pay will be the NAV per share next determined (and you'll begin receiving dividends the next day) if Galaxy's custodian receives the purchase price in immediately available funds by 4:00 p.m. on the day of your order. The price at which you sell shares is the NAV per share next determined after receipt of your order in proper form as described below. NAV per share is determined on each business day as of 11:00 a.m. (Eastern time) for the U.S. Treasury Money Market Fund and Tax-Exempt Money Market Fund or as of 2:00 p.m. (Eastern time) for the Money Market Fund and Government Money Market Fund and at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) for each Fund.

The Funds' assets are valued at amortized cost, which is approximately equal to market value.

How to buy shares
If you want to buy shares and you are a customer of a financial adviser such as a broker-dealer, bank or savings and loan association, including a financial adviser affiliated with the Adviser, you should place your order through your financial adviser. Your financial adviser is responsible for sending your order to Galaxy's transfer agent and wiring the money to Galaxy's custodian. The financial adviser holds the shares in your name and receives all confirmations of purchases and sales. A financial adviser who places orders on your behalf may charge you a separate fee for its services. For details, please contact your financial adviser.

The minimum initial investment to open a Fund account is:

.. $2,500 for regular accounts
.. $100 for Coverdell Education Savings Accounts.

                                                      GALAXY MONEY MARKET FUNDS

Your financial adviser may impose alternative minimum investment requirements. There is generally no minimum initial investment if you participate in the Automatic Investment Program. You generally can make additional investments for as little as $100. See Galaxy investor programs below for information on other minimums for initial and additional investments.

Usually, you must keep at least $250 in your account. If your account falls below $250 because you sell or exchange shares, Galaxy may redeem your shares and close your account. Galaxy will give you 60 days' notice in writing before closing your account.

Effective October 1, 2003, the USA Patriot Act may require Galaxy to obtain certain personal information from you which Galaxy will use to verify your identity. If you do not provide the information, Galaxy may not be able to open your account. If Galaxy is unable to verify your customer information, Galaxy reserves the right to close your account or take such other steps as it deems reasonable.

You can also buy shares directly through Galaxy's transfer agent by calling 1-866-840-5469 or in any of the following ways:

Buying by mail
Complete an account application and mail it, together with a check payable to each Fund in which you want to invest, to:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

To make additional investments, send your check to the address above along with one of the following:

.. The detachable slip that's included with your Galaxy statement or your confirmation of a prior transaction
.. A letter stating the amount of your investment, the name of the Fund you want to invest in, and your account number.

If your check is returned because of insufficient funds, we'll cancel your order.

Buying by wire
To make an initial or additional investment by wire, send U.S. funds through the Federal Reserve System to Bank of America NT & SA as agent for Galaxy's transfer agent. You should wire money and registration instructions to:

Bank of America NT & SA
100 Federal Street
Boston, MA 02110
ABA #0110-0013-8
DDA #79673-5702
Ref: The Galaxy Fund
(Account number)
(Account registration)

Before making an initial investment by wire, you must complete an account application and send it to The Galaxy Fund, P.O. Box 6520, Providence, RI 02940-6520. Your order will not be effected until the completed account application is received by Galaxy.

Your bank or other financial institution may charge you a fee for sending funds by wire.

GALAXY MONEY MARKET FUNDS

How to sell shares
You can sell your shares in several ways: through your financial adviser or directly through Galaxy's transfer agent by mail, by telephone, or by wire.

If you want to sell your shares and you are a customer of a financial adviser, you must contact your financial adviser for information on how to sell your shares. The financial adviser is responsible for sending your order to Galaxy's transfer agent and for crediting your account with the proceeds. Galaxy doesn't charge a fee for wiring sale proceeds to your financial adviser, but your financial adviser may charge you a fee. For details, please contact your financial adviser.

You can also sell shares directly through Galaxy's transfer agent in any of the following ways:

Selling by mail
Send your request in writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

You must include the following:

.. The name of the Fund
.. The number of shares or the dollar amount you want to sell
.. Your account number
.. Your Social Security number or tax identification number
.. The signatures of each registered owner of the account (the signatures must match the names on the account registration).

Additional documents may be required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators or guardians.

Selling by phone
You can sell shares by calling Galaxy's transfer agent at 1-866-840-5469 unless you tell Galaxy on the account application or in writing that you don't want this privilege. If you have difficulty getting through to Galaxy because of unusual market conditions, consider selling your shares by mail or wire.

Selling by wire
Notify Galaxy's transfer agent by phone or wire that you wish to sell shares and have the sale proceeds wired to your account at any bank or financial institution in the U.S. that is able to receive wire transfers. To be eligible to use this privilege, you must complete the appropriate section on the account application or notify Galaxy in writing (with a Medallion signature guarantee). Your sale proceeds must be more than $1,000.

The sale proceeds must be paid to the same bank and account you named on your application or in your written instructions.

Medallion signature guarantees
When selling your shares by mail or by phone, you must have your Medallion signature guaranteed if:

.. you're selling shares worth more than $50,000, .. you want Galaxy to send your money to an address other than the address on your account, unless your money is transferred to a successor custodian, .. you want Galaxy to send your money to the address on your account that's changed within the last 30 days, or
.. you want Galaxy to make the check payable to someone else.

Your signature must be guaranteed by a bank that's a member of the FDIC, a trust company, a

                                                      GALAXY MONEY MARKET FUNDS
member firm of a national securities exchange or any other eligible institution. A notarized signature is not sufficient.

How to exchange shares
You may exchange Retail A Shares of a Fund having a value of at least $100 for Retail A Shares of any other Galaxy Money Market Fund.

To exchange shares:

.. ask your financial adviser
.. call Galaxy's transfer agent at 1-866-840-5469
.. send your request in writing to:

  The Galaxy Fund
  P.O. Box 6520
  Providence, RI 02940-6520

Galaxy doesn't charge any fee for making exchanges, but your financial adviser might do so. You are generally limited to three exchanges per year. Galaxy may change or cancel the exchange privilege by giving 60 days' advance written notice to shareholders.

Other transaction policies
If Galaxy doesn't receive full payment for your order to buy shares within three business days of the order date, Galaxy won't accept your order. Galaxy will advise you if this happens and return any payment it may eventually receive. You can only invest in shares of the Funds that are legally available in your state.

Galaxy may reject any order to buy shares. Galaxy doesn't issue a certificate when you buy shares, but it does keep a record of shares issued to investors.

Galaxy may refuse your order to sell or exchange shares by wire or telephone if it believes it is advisable to do so. Galaxy or its transfer agent may change or cancel the procedures for selling or exchanging shares by wire or telephone at any time without notice.

If you sell or exchange shares by telephone, you may be responsible for any fraudulent telephone orders as long as Galaxy has taken reasonable precautions to verify your identity, such as requesting information about the way in which your account is registered or about recent transactions in your account.

Galaxy normally pays you cash when you sell your shares, but it has the right to deliver securities owned by a Fund instead of cash. When you sell these securities, you'll pay brokerage charges.

Sales proceeds are normally sent to you within three business days, but Galaxy reserves the right to send sales proceeds within seven days if sending proceeds earlier could adversely affect a Fund.

If any shares that you're selling are part of an investment you've paid for with a personal check, Galaxy will delay sending your sales proceeds until the check clears, which can take up to 15 days from the purchase date.

Galaxy reserves the right to vary or waive any minimum investment requirement.

SHAREHOLDER SERVICE FEES
Retail A Shares of the Funds can pay shareholder service fees at an annual rate of up to 0.50% of each Fund's Retail A Share assets (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services) to financial advisers (which may include affiliates of the Adviser) who provide certain services to their customers who own Retail A Shares of the Funds. The Funds do not intend to pay more than 0.10% in shareholder service fees with respect to Retail A Shares during the current fiscal year.

GALAXY MONEY MARKET FUNDS

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
Each Fund declares dividends from net investment income daily and pays them within five business days after the end of each month. Although the Funds do not expect to realize net long-term capital gains, any capital gains realized will be distributed at least annually. Distributions attributable to long-term capital gains will generally be taxable to you as long-term capital gains, regardless of how long you have held your shares. Distributions (other than exempt-interest dividends) attributable to short-term capital gains and ordinary income will generally be taxable to you as ordinary income.

Dividends and distributions are paid in cash unless you indicate on the account application or in a letter to Galaxy that you want to have dividends and distributions reinvested in additional shares.

Money Market, Government Money Market and U.S. Treasury Money Market Funds Distributions by these Funds will generally be taxable to you. Each of these Funds expects that all, or substantially all, of its distributions will consist of ordinary income. You will be subject to federal income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Tax-Exempt Money Market Fund
Distributions by this Fund will generally consist of dividends derived from interest earned on exempt securities, and these "exempt-interest dividends" will be exempt income for you for federal income tax purposes. It is possible, depending upon the Fund's investments, that a portion of the Fund's distributions could be taxable to you as ordinary income or capital gains, but the Fund does not expect that this will be the case.

Interest on indebtedness incurred by you to purchase or carry shares of this Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by this Fund may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

All Funds
Taxable dividends paid in January may be taxable as if they had been paid the previous December. Each year you'll receive in the mail federal tax information on distributions paid by the Funds.

STATE AND LOCAL TAXES
Generally, you may also be subject to state and local taxes on distributions, redemptions and exchanges. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. Government securities or on securities of a particular state or localities within a state.

MISCELLANEOUS
The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

                                                      GALAXY MONEY MARKET FUNDS

GALAXY INVESTOR PROGRAMS

It's easy to buy or sell shares of the Funds by using one of the programs described below. Just tell Galaxy the amount and how frequently you want to buy or sell shares and Galaxy does the rest. For further information on any of these programs, call your financial adviser or Galaxy's transfer agent at 1-866-840-5469.

Automatic investment program
You can make automatic investments from your bank account every month or every quarter. You can choose to make your investment on any day of the month or quarter. The minimum investment is $50 a month or $150 a quarter except for Coverdell Education Savings Accounts (Coverdell Accounts), in which case the minimum investment is $40 a month or $125 a quarter.

Coverdell Accounts
You can save for college by opening a Coverdell Account. The minimum for initial and additional investments in a Coverdell Account is $100 unless you participate in the Automatic Investment Program, in which case the minimum for initial and additional investments is $40. Coverdell Accounts are not available for the Tax-Exempt Money Market Fund.

Checkwriting
You can sign up for Galaxy's checkwriting privilege by completing the signature card that accompanies the account application or by writing or calling Galaxy's transfer agent at 1-866-840-5469 to obtain a signature card. There is no limit on the number of checks you can write each month, although each check must be in an amount of at least $250. Galaxy may impose a fee for use of the checkwriting privilege. Please note that you can't write a check to close your account.

Direct deposit program
This program lets you deposit your Social Security payments in your Fund account automatically. There's no minimum deposit. You can cancel the program by notifying the Social Security Administration in writing.

Systematic withdrawal plan
You can make regular withdrawals from your Fund account every month, every quarter, every six months or once a year. You need a minimum account balance of $10,000 to participate in the plan.

You may cancel your participation in any of these programs, other than the Direct Deposit Program, by calling your financial adviser or writing to Galaxy at:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

Please allow at least five days for the cancellation to be processed.

GALAXY MONEY MARKET FUNDS

HOW TO REACH GALAXY

Through your financial adviser
Your financial adviser can help you buy, sell or exchange shares and can answer questions about your account.

Galaxy shareholder services
Call Galaxy's transfer agent at 1-866-840-5469, Monday through Friday, 8 a.m. to 6 p.m. (Eastern time), for help from a Galaxy representative.

If you live outside the United States, you can contact Galaxy by calling 1-508-871-9504.

                                                      GALAXY MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS


The following financial highlights tables will help you understand the financial performance for the Funds' Retail A Shares for the year ended May 31, 2004, the period from November 1, 2002 through May 31, 2003 and each of the years ended October 31, 2002, 2001, 2000 and 1999. Certain information reflects the financial performance of a single Retail A Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Retail A Shares of each Fund, assuming all dividends and distributions were reinvested. The information for the fiscal year ended May
31, 2004 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report dated May 31, 2004 and are incorporated by reference into the SAI. The Annual Report and SAI are available free of charge upon request. The information for the fiscal period ended May 31, 2003 and the fiscal years ended October 31, 2002, 2001, 2000 and 1999 was audited by Ernst & Young LLP, Galaxy's former independent registered public accounting firm, whose report, dated June 20, 2003 on the financial statements included in Galaxy's Annual Report to Shareholders for the fiscal period ended May 31, 2003 is also incorporated by reference into the SAI.

GALAXY MONEY MARKET FUNDS

Galaxy Money Market Fund

(For a share outstanding throughout each period)

                                           YEAR ENDED   PERIOD ENDED              YEARS ENDED OCTOBER 31,
                                            MAY 31,       MAY 31,     ----------------------------------------------
                                              2004        2003/1/        2002        2001        2000        1999
                                           ----------   ------------  ----------  ----------  ----------  ----------
                                                                        RETAIL A SHARES
------------------------------------------ -------------------------------------------------------------------------
Net asset value, beginning of period           $1.00         $1.00         $1.00       $1.00       $1.00       $1.00
Income from investment operations:
  Net investment income                            -/2/          -/2/       0.01        0.04        0.06        0.04
Less distributions:
  Distributions from net
  investment income                                -/2/          -/2/      (0.01)      (0.04)      (0.06)      (0.04)
Net increase (decrease) in net asset value         -             -             -           -           -           -
Net asset value, end of period                 $1.00         $1.00         $1.00       $1.00       $1.00       $1.00
------------------------------------------ ----------   ------------  ----------  ----------  ----------  ----------
Total return                                    0.45%         0.45%**       1.41%       4.40%       5.77%       4.54%

Ratios/supplemental data:
  Net assets, end of period (in 000s)       $527,231      $660,094    $2,242,141  $3,140,116  $2,785,840  $2,434,662
Ratios to average net assets:
  Net investment income including
  reimbursements/waiver                         0.45%         0.79%*        1.41%       4.28%       5.65%       4.45%
  Operating expenses including
  reimbursements/waiver                         0.69%         0.65%*        0.63%       0.62%       0.63%       0.65%
  Operating expenses excluding
  reimbursements/waiver                         0.76%         0.72%*        0.68%       0.66%       0.69%       0.69%

* Annualized.
**Not Annualized.
/1/ For the period from November 1, 2002 through May 31, 2003.
/2/ Net investment income per share and distributions from net investment income were less than $0.005.

                                                      GALAXY MONEY MARKET FUNDS

Galaxy Government Money Market Fund

(For a share outstanding throughout each period)

                                           YEAR ENDED   PERIOD ENDED          YEARS ENDED OCTOBER 31,
                                            MAY 31,       MAY 31,     --------------------------------------
                                              2004        2003/1/       2002      2001      2000      1999
                                           ----------   ------------  --------  --------  --------  --------
                                                                    RETAIL A SHARES
------------------------------------------ -----------------------------------------------------------------
Net asset value, beginning of period           $1.00         $1.00       $1.00     $1.00     $1.00     $1.00
Income from investment operations:
  Net investment income                            -/2/          -/2/     0.01      0.04      0.05      0.04
Less distributions:
  Distributions from net
  investment income                                -/2/          -/2/    (0.01)    (0.04)    (0.05)    (0.04)
Net increase (decrease) in net asset value         -             -           -         -         -         -
Net asset value, end of period                 $1.00         $1.00       $1.00     $1.00     $1.00     $1.00
------------------------------------------ ----------   ------------  --------  --------  --------  --------
Total return                                    0.44%         0.38%**     1.30%     4.30%     5.61%     4.39%

Ratios/supplemental data:
  Net assets, end of period (in 000s)       $342,828      $262,327    $258,545  $357,902  $333,272  $348,758
Ratios to average net assets:
  Net investment income including
  reimbursements/waiver                         0.44%         0.67%*      1.31%     4.25%     5.44%     4.32%
  Operating expenses including
  reimbursements/waiver                         0.66%         0.70%*      0.68%     0.67%     0.68%     0.69%
  Operating expenses excluding
  reimbursements/waiver                         0.66%         0.71%*      0.69%     0.68%     0.69%     0.71%

* Annualized.
**Not Annualized.
/1/ For the period from November 1, 2002 through May 31, 2003.
/2/ Net investment income per share and distributions from net investment income were less than $0.005.

GALAXY MONEY MARKET FUNDS

Galaxy U.S. Treasury Money Market Fund

(For a share outstanding throughout each period)

                                           YEAR ENDED   PERIOD ENDED          YEARS ENDED OCTOBER 31,
                                            MAY 31,       MAY 31,     --------------------------------------
                                              2004        2003/1/       2002      2001      2000      1999
                                           ----------   ------------  --------  --------  --------  --------
                                                                    RETAIL A SHARES
------------------------------------------ -----------------------------------------------------------------
Net asset value, beginning of period           $1.00         $1.00       $1.00     $1.00     $1.00     $1.00
Income from investment operations:
  Net investment income                            -/2/          -/2/     0.01      0.04      0.05      0.04
Less distributions:
  Distributions from net
  investment income                                -/2/          -/2/    (0.01)    (0.04)    (0.05)    (0.04)
Net increase (decrease) in net asset value         -             -           -         -         -         -
Net asset value, end of period                 $1.00         $1.00       $1.00     $1.00     $1.00     $1.00
------------------------------------------ ----------   ------------  --------  --------  --------  --------
Total return                                    0.36%         0.38%**     1.27%     4.16%     5.26%     4.14%

Ratios/supplemental data:
  Net assets, end of period (in 000s)       $479,750      $606,741    $716,936  $894,962  $544,741  $584,364
Ratios to average net assets:
  Net investment income including
  reimbursements/waiver                         0.36%         0.66%*      1.28%     3.99%     5.17%     4.06%
  Operating expenses including
  reimbursements/waiver                         0.65%         0.64%*      0.62%     0.62%     0.65%     0.67%
  Operating expenses excluding
  reimbursements/waiver                         0.65%         0.64%*      0.62%     0.62%     0.65%     0.67%

* Annualized.
**Not Annualized.
/1/ For the period from November 1, 2002 through May 31, 2003.
/2/ Net investment income per share and distributions from net investment income were less than $0.005.

                                                      GALAXY MONEY MARKET FUNDS

Galaxy Tax-Exempt Money Market Fund

(For a share outstanding throughout each period)

                                           YEAR ENDED   PERIOD ENDED          YEARS ENDED OCTOBER 31,
                                            MAY 31,       MAY 31,     --------------------------------------
                                              2004        2003/1/       2002      2001      2000      1999
                                           ----------   ------------  --------  --------  --------  --------
                                                                    RETAIL A SHARES
------------------------------------------ -----------------------------------------------------------------
Net asset value, beginning of period           $1.00         $1.00       $1.00     $1.00     $1.00     $1.00
Income from investment operations:
  Net investment income                            -/2/          -/2/     0.01      0.03      0.03      0.02
Less distributions:
  Distributions from net
  investment income                                -/2/          -/2/    (0.01)    (0.03)    (0.03)    (0.02)
Net increase (decrease) in net asset value         -             -           -         -         -         -
Net asset value, end of period                 $1.00         $1.00       $1.00     $1.00     $1.00     $1.00
------------------------------------------ ----------   ------------  --------  --------  --------  --------
Total return                                    0.46%         0.42%**     1.04%     2.63%     3.33%     2.53%

Ratios/supplemental data:
  Net assets, end of period (in 000s)       $187,712      $241,420    $269,141  $289,155  $215,914  $160,057
Ratios to average net assets:
  Net investment income including
  reimbursements/waiver                         0.46%         0.72%*      1.03%     2.58%     3.39%     2.51%
  Operating expenses including
  reimbursements/waiver                         0.59%         0.58%*      0.57%     0.59%     0.62%     0.66%
  Operating expenses excluding
  reimbursements/waiver                         0.61%         0.61%*      0.60%     0.62%     0.64%     0.66%

* Annualized.
**Not Annualized.
/1/ For the period from November 1, 2002 through May 31, 2003.
/2/ Net investment income per share and distributions from net investment income were less than $0.005.

GALAXY MONEY MARKET FUNDS

WHERE TO FIND MORE INFORMATION

You'll find more information about the Funds in the following documents:

Annual and semi-annual reports
Galaxy's annual and semi-annual reports contain more information about the Funds and a discussion about the market conditions and investment strategies that had a significant effect on their performance during the last fiscal year.

Statement of Additional Information (SAI)
The SAI contains detailed information about the Funds and their policies. By law, it's incorporated by reference into (considered to be part of) this prospectus.

You can get a free copy of these documents, request other information about the Funds and make shareholder inquiries by calling Galaxy at 1-866-840-5469 or by writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

If you buy your shares through a financial adviser, you may contact your adviser for more information.

You can write to the Securities and Exchange Commission (SEC) Public Reference Section and ask them to mail you information about the Funds, including the SAI. They'll charge you a fee for this service. You can also visit the SEC Public Reference Room and copy the documents while you're there. For information about the operation of the Public Reference Room, call the SEC.

Public Reference Section of the SEC
Washington, DC 20549-0102
1-202-942-8090

Reports and other information about the Funds are also available on the EDGAR Database on the SEC's Web site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request to the SEC's e-mail address at publicinfo@sec.gov.

Galaxy's Investment Company Act
File No. is 811-4636.
PROGALMM (09/30/04)

                                THE GALAXY FUND

                Galaxy Connecticut Municipal Money Market Fund
               Galaxy Massachusetts Municipal Money Market Fund
                  Galaxy New York Municipal Money Market Fund
                 Galaxy New Jersey Municipal Money Market Fund
                  Galaxy Florida Municipal Money Market Fund

                                Retail A Shares

                  Supplement dated September 30, 2004 to the
                     Prospectuses dated September 30, 2004

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

1. New Jersey Municipal Money Market Fund and Florida Municipal Money Market
   Fund.

   As of the date of this Prospectus, Galaxy had not yet begun to offer for sale Retail A Shares of the New Jersey Municipal Money Market or Florida Municipal Money Market Fund.

2. Legal Proceedings.

   Columbia Management Advisors, Inc. ("CMA"), the Funds' adviser, and Columbia Funds Distributor, Inc. ("CFDI"), the distributor of the Funds' shares, and certain of their affiliates (collectively, "Columbia") received information requests and subpoenas from various regulatory authorities in connection with their investigations of late trading and market timing in mutual funds. Columbia has not uncovered any instances where CMA or CFDI were knowingly involved in late trading of mutual fund shares.

   On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against CMA and CFDI, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in the Supreme Court of New York, County of New York, against CMA and CFDI alleging that CMA and CFDI had violated certain New York anti-fraud statutes. If either CMA or CFDI is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment adviser or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of CMA, CFDI or any company that is an affiliated person of CMA and CFDI from serving as an investment adviser or distributor for any registered investment company, including your fund. Your fund has been informed by CMA and CFDI that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment adviser and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, CMA and CFDI entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, CMA and CFDI agreed, among other terms, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring CMA and CFDI to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the boards of trustees of the Columbia family of mutual funds and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review CMA's and CFDI's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, Columbia has agreed to reduce mutual fund fees by $80 million over a five-year period.

   As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transactions costs or operating expenses, or have other adverse consequences for the Funds.

MMRETSS-SUP 9/30/04

PROSPECTUS

September 30, 2004

Galaxy Connecticut Municipal Money Market Fund

Galaxy Massachusetts Municipal Money Market Fund

Galaxy New York Municipal Money Market Fund

Galaxy New Jersey Municipal Money Market Fund

Galaxy Florida Municipal Money Market Fund

Retail A Shares

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[LOGO] Galaxy Funds

                               Galaxy Municipal Money Market Funds
The Galaxy Fund

P.O. Box 6520
Providence, RI 02940-6520

PRESORTED STANDARD US POSTAGE PAID NO. READING, MA PERMIT NO. 105

[LOGO] Galaxy
       Funds

PROGALSSMM (09/30/04)

                                    [GRAPHIC]

CONTENTS


                    1  RISK/RETURN SUMMARY

                    1  Introduction

                    2  Galaxy Connecticut Municipal Money
                       Market Fund

                    5  Galaxy Massachusetts Municipal Money
                       Market Fund

                    8  Galaxy New York Municipal Money
                       Market Fund

                   11  Galaxy New Jersey Municipal Money
                       Market Fund

                   14  Galaxy Florida Municipal Money
                       Market Fund

                   17  Additional information about Fund
                       investments and risk

                   18  FUND MANAGEMENT

                   19  HOW TO INVEST IN THE FUNDS

                   19  Buying, selling and exchanging shares

                   19   How to buy shares

                   20   How to sell shares

                   21   How to exchange shares

                   22   Other transaction policies

                   22   Shareholder service fees

                   23  DIVIDENDS, DISTRIBUTIONS AND TAXES

                   25  GALAXY INVESTOR PROGRAMS

                   26  HOW TO REACH GALAXY

                   27  FINANCIAL HIGHLIGHTS

RISK/RETURN SUMMARY

INTRODUCTION
THIS PROSPECTUS describes the Galaxy Connecticut Municipal Money Market Fund, Galaxy Massachusetts Municipal Money Market Fund, Galaxy New York Municipal Money Market Fund, Galaxy New Jersey Municipal Money Market Fund and Galaxy Florida Municipal Money Market Fund. The Galaxy Municipal Money Market Funds invest primarily in short-term municipal securities that are determined by the Funds' investment adviser to carry very little risk. Municipal securities are debt obligations of state and local governments and other political or public bodies or agencies. The interest paid on municipal securities is generally exempt from federal income tax and, in some cases, state and local income tax. Because each of the Funds is a "money market fund," municipal securities purchased by each Fund must meet strict requirements as to investment quality, maturity and diversification. The Funds don't invest in securities with remaining maturities of more than 397 days (subject to certain exceptions) and the dollar-weighted average maturity of all securities held by a particular Fund must be 90 days or less. Each Fund tries to maintain its share price at $1.00 to protect your investment from loss.

On the following pages, you'll find important information about each of the Galaxy Municipal Money Market Funds, including:

.. the Fund's investment objective (sometimes called the Fund's goal) and the main investment strategies used by the Fund's investment adviser in trying to achieve that objective
.. the main risks associated with an investment in the Fund
.. the Fund's past performance measured on both a year-by-year and long-term basis
.. the fees and expenses that you will pay as an investor in the Fund.

WHICH FUND IS RIGHT FOR YOU?
The Funds are designed for investors who are looking for a way to earn money market returns that are free from federal income tax and, in some cases, state and local income taxes. A Fund that specializes in a particular state is best suited to residents of that state who are looking for income that is free from the state's income tax or, in the case of the Florida Municipal Money Market Fund, the state's intangible personal property tax. Tax-exempt funds are not appropriate investments for tax-deferred retirement accounts, such as IRAs, because their returns before taxes are generally lower than those of taxable funds.

TAX-EQUIVALENT YIELD
One way to understand the tax advantages of a tax-exempt fund is to compare its after-tax return to that of a taxable investment. For example, suppose you are in the 35% federal income tax bracket. If you earn 10% on a taxable fund, the fund's return after federal income taxes will be 6.5%. If you earn 6.5% on a tax-exempt fund, your after-tax return is also 6.5% because you pay no federal income taxes on the tax-exempt fund's returns. So, you are better off if you can earn more than 6.5% on a tax-exempt fund than if you earn a 10% return on a taxable fund before paying federal income taxes. However, the lower your federal income tax bracket, the less likely it is that you will enjoy a higher after-tax return from a tax-exempt fund than from a taxable fund.

THE FUNDS' INVESTMENT ADVISER
Columbia Management Advisors, Inc., which is referred to in this prospectus as the Adviser, is the investment adviser for all of these Funds.

--------------------------------------------------------------------------------
An investment in the Funds isn't a bank deposit and it isn't insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

GALAXY MUNICIPAL MONEY MARKET FUNDS

Galaxy Connecticut Municipal Money Market Fund

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks to provide current income exempt from federal regular income tax and the Connecticut state income tax on individuals, trusts and estates, consistent with relative stability of principal and liquidity.

THE FUND'S MAIN INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in Connecticut municipal securities, which are securities issued by or on behalf of the State of Connecticut and other government issuers (and may include issuers located outside Connecticut) and that pay interest which is exempt from both federal regular income tax and the Connecticut state income tax on individuals, trusts and estates. Under normal circumstances, the Fund will invest no more than 20% of its net assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on certain municipal securities may be subject to the federal alternative minimum tax. Investments in such securities will be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund will only buy a security if it has one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization has rated the security. If the security is not rated, it must be determined by the Adviser to be of comparable credit quality.

THE MAIN RISKS OF INVESTING IN THE FUND
While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

.. Interest rate risk - The yield paid by the Fund will vary with changes in short-term interest rates.
.. Credit risk - Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid.
.. Lack of diversification - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.
.. Single state risk - Because the Fund invests primarily in Connecticut municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Connecticut. Other considerations affecting the Fund's investments in Connecticut municipal securities are summarized in the Statement of Additional Information.
.. Pass-through certificates risk - The Fund invests in pass-through certificates or securities issued by partnerships or trusts through which the Fund receives principal and interest payments made by underlying municipal bonds or notes. Interest payments

                                            GALAXY MUNICIPAL MONEY MARKET FUNDS

Galaxy Connecticut Municipal Money Market Fund

from these securities are expected to be tax-exempt. However, these securities are subject to structural risks that could cause the Fund to receive taxable income or to lose money.
.. Share price - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.
.. Selection of investments - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.
--------------------------------------------------------------------------------
HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

The Fund began operations on October 4, 1993 as a separate portfolio (the Predecessor Fund) of The Shawmut Funds. On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold two classes of shares, Investment Shares and Trust Shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their Investment Shares and Trust Shares for Retail A Shares of the Fund. The returns for periods prior to December 4, 1995 are for Investment Shares of the Predecessor Fund.

Year-by-year total returns - calendar years
The bar chart shows how the performance of Retail A Shares of the Fund has varied from year to year.

                                    [CHART]

1994   1995   1996   1997   1998   1999   2000   2001   2002   2003
----   ----   ----   ----   ----   ----   ----   ----   ----   ----
1.99%  2.97%  2.78%  2.98%  2.77%  2.53%  3.31%  1.98%  0.84%  0.46%



BEST QUARTER:
0.87% for the quarter ended December 31, 2000

WORST QUARTER:
0.07% for the quarter ended September 30, 2003

Year-to-date total return for the six months ended June 30, 2004: 0.20%

GALAXY MUNICIPAL MONEY MARKET FUNDS

Galaxy Connecticut Municipal Money Market Fund


Average annual total returns
The table shows the Fund's average annual total returns for the periods ended December 31, 2003, after taking into account any sales charges on Investment Shares of the Predecessor Fund.

                                                      1 YEAR 5 YEARS 10 YEARS
   --------------------------------------------------------------------------
   Retail A Shares                                     0.46%   1.82%    2.26%
   --------------------------------------------------------------------------

To obtain the Fund's current 7-day yield, please call 1-866-840-5469.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold Retail A shares of the Fund.

Annual Fund operating expenses (expenses deducted from the Fund's assets)

                     Management fees                  0.40%
                     --------------------------------------
                     Distribution (12b-1) fees         None
                     --------------------------------------
                     Other expenses                0.24%/1/
                     --------------------------------------
                     Total Fund operating expenses    0.64%
                     --------------------------------------

/1/The Fund may pay shareholder service fees (which are included in Other expenses) up to a maximum of 0.50% of the Fund's average daily net assets attributable to Retail A Shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate of not more than 0.10% during the current fiscal year.

Example
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

.. you invest $10,000 for the periods shown
.. you reinvest all dividends and distributions in the Fund
.. you sell all your shares at the end of the periods shown
.. your investment has a 5% return each year
.. the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                -----------------------------------------------
                Retail A Shares    $65    $205    $357     $798
                -----------------------------------------------

                                            GALAXY MUNICIPAL MONEY MARKET FUNDS

Galaxy Massachusetts Municipal Money Market Fund

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks to provide current income exempt from federal regular income tax and the income taxes imposed by the Commonwealth of Massachusetts, consistent with relative stability of principal and liquidity.

THE FUND'S MAIN INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in Massachusetts municipal securities, which are securities issued by or on behalf of the Commonwealth of Massachusetts and other government issuers (and may include issuers located outside Massachusetts) and that pay interest which is exempt from both federal regular income tax and Massachusetts personal income tax. Under normal circumstances, the Fund will invest no more than 20% of its net assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on certain municipal securities may be subject to the federal alternative minimum tax. Investments in such securities will be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund will only buy a security if it has one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization has rated the security. If the security is not rated, it must be determined by the Adviser to be of comparable credit quality.

THE MAIN RISKS OF INVESTING IN THE FUND
While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

.. Interest rate risk - The yield paid by the Fund will vary with changes in short-term interest rates.
.. Credit risk - Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid.
.. Lack of diversification - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.
.. Single state risk - Since the Fund invests primarily in Massachusetts municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Massachusetts. Other considerations affecting the Fund's investments in Massachusetts municipal securities are summarized in the Statement of Additional Information.
.. Pass-through certificates risk - The Fund invests in pass-through certificates or securities issued by partnerships or trusts through which the Fund receives principal and interest payments made by underlying municipal bonds or notes. Interest payments

GALAXY MUNICIPAL MONEY MARKET FUNDS

Galaxy Massachusetts Municipal Money Market Fund

from these securities are expected to be tax-exempt. However, these securities are subject to structural risks that could cause the Fund to receive taxable income or to lose money.
.. Share price - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.
.. Selection of investments - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.
--------------------------------------------------------------------------------
HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

The Fund began operations on October 5, 1993 as a separate portfolio (the Predecessor Fund) of The Shawmut Funds. On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Retail A Shares of the Fund. The returns for periods prior to December 4, 1995 are for shares of the Predecessor Fund.

Year-by-year total returns - calendar years
The bar chart shows how the performance of Retail A Shares of the Fund has varied from year to year.

                                    [CHART]

1994   1995   1996   1997   1998   1999   2000   2001   2002   2003
----   ----   ----   ----   ----   ----   ----   ----   ----   ----
2.15%  3.23%  2.78%  2.96%  2.79%  2.56%  3.42%  2.18%  0.95%  0.49%


BEST QUARTER:
0.91% for the quarter ended December 31, 2000

WORST QUARTER:
0.08% for the quarter ended September 30, 2003

Year-to-date total return for the six months ended June 30, 2004: 0.22%

                                            GALAXY MUNICIPAL MONEY MARKET FUNDS

Galaxy Massachusetts Municipal Money Market Fund


Average annual total returns
The table shows the Fund's average annual total returns for the periods ended December 31, 2003.

                                                      1 YEAR 5 YEARS 10 YEARS
   --------------------------------------------------------------------------
   Retail A Shares                                     0.49%   1.91%    2.35%
   --------------------------------------------------------------------------

To obtain the Fund's current 7-day yield, please call 1-866-840-5469.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold Retail A Shares of the Fund.

Annual Fund operating expenses (expenses deducted from the Fund's assets)

                     Management fees                  0.40%
                     --------------------------------------
                     Distribution (12b-1) fees         None
                     --------------------------------------
                     Other expenses                0.20%/1/
                     --------------------------------------
                     Total Fund operating expenses    0.60%
                     --------------------------------------

/1/The Fund may pay shareholder service fees (which are included in Other expenses) up to a maximum of 0.50% of the Fund's average daily net assets attributable to Retail A Shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate of not more than 0.10% during the current fiscal year.

Example
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

.. you invest $10,000 for the periods shown
.. you reinvest all dividends and distributions in the Fund
.. you sell all your shares at the end of the periods shown
.. your investment has a 5% return each year
.. the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                -----------------------------------------------
                Retail A Shares    $61    $192    $335     $750
                -----------------------------------------------

GALAXY MUNICIPAL MONEY MARKET FUNDS

Galaxy New York Municipal Money Market Fund

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks to provide current income exempt from federal regular income tax and New York State and New York City personal income taxes, consistent with relative stability of principal and liquidity.

THE FUND'S MAIN INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in New York municipal securities, which are securities issued by or on behalf of the State of New York and other government issuers (and may include issuers located outside the State of New
York) and that pay interest that is exempt from federal regular income tax and New York State and New York City personal income taxes. Under normal circumstances, the Fund will invest no more than 20% of its net assets in securities that are taxable for federal regular income tax or New York State and New York City personal income tax purposes, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on certain municipal securities may be subject to the federal alternative minimum tax. Investments in such securities will be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund will only buy a security if it has one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization has rated the security. If the security is not rated, it must be determined by the Adviser to be of comparable credit quality.

THE MAIN RISKS OF INVESTING IN THE FUND
While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

.. Interest rate risk - The yield paid by the Fund will vary with changes in short-term interest rates.
.. Credit risk - Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid.
.. Lack of diversification - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.
.. Single state risk - Because the Fund invests primarily in New York municipal securities, the Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of New York municipal securities to meet their continuing obligations for the payment of principal and interest. New York State and New York City have at times faced serious economic problems that have adversely affected New York municipal issuers. The terrorist attacks of September 11, 2001, which hit the finance and tourism industries of the downstate economy particularly hard, when combined with the numerous recent corporate governance scandals and international

                                            GALAXY MUNICIPAL MONEY MARKET FUNDS

Galaxy New York Municipal Money Market Fund

 tensions, served to extend the recession of New York State to early 2003, beyond that of the rest of the United States. Although employment losses have stabilized and growth is evident in several sectors, continued geopolitical uncertainties have, in part, inhibited anticipated employment growth in New York State. Weaker than expected overall economic growth for both the national and international economies would weaken New York State's recovery. In addition, while the outlook for the finance industry has brightened, this sector may continue to experience significant volatility and a failure to sustain rises in equity prices and recent levels of financial services activity remains a significant source of risk which could weaken the recovery of New York State. A weaker recovery could adversely affect the ability of New York municipal issuers to make prompt payments of principal and interest. The default or credit rating downgrade of one of these issuers could affect the market values and marketability of all New York municipal securities and hurt the Fund's performance. As a result, the Fund may be more volatile than a more geographically diversified municipal fund. Furthermore, if the Fund has difficulty finding attractive New York municipal securities to purchase, the amount of the Fund's income that is subject to New York taxes could increase. Other considerations affecting the Fund's investments in New York municipal securities are summarized in the Statement of Additional Information.
.. Pass-through certificates risk - The Fund invests in pass-through certificates or securities issued by partnerships or trusts through which the Fund receives principal and interest payments made by underlying municipal bonds or notes. Interest payments from these securities are expected to be tax-exempt. However, these securities are subject to structural risks that could cause the Fund to receive taxable income or to lose money.
.. Share price - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.
.. Selection of investments - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

GALAXY MUNICIPAL MONEY MARKET FUNDS

Galaxy New York Municipal Money Market Fund

HOW THE FUND HAS PERFORMED
The bar chart and performance table have been omitted because the Fund has been in operation for less than one calendar year. To obtain the Fund's current 7-day yield, please call 1-866-840-5469.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold Retail A Shares of the Fund.

Annual Fund operating expenses (expenses deducted from the Fund's assets)

                    Management fees                 0.40%/1/
                    ----------------------------------------
                    Distribution (12b-1) fees           None
                    ----------------------------------------
                    Other expenses                0.48%/1,2/
                    ----------------------------------------
                    Total Fund operating expenses   0.88%/1/
                    ----------------------------------------

/1/The Adviser is waiving or reimbursing a portion of management fee and other expenses so that total Fund operating expenses are expected to be 0.45%. These waivers or reimbursements may be revised or discontinued at any time.
/2/The Fund may pay shareholder service fees (which are included in Other expenses) up to a maximum of 0.50% of the Fund's average daily net assets attributable to Retail A Shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate of not more than 0.10% during the current fiscal year.

Example
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

.. you invest $10,000 for the periods shown
.. you reinvest all dividends and distributions in the Fund
.. you sell all your shares at the end of the periods shown
.. your investment has a 5% return each year
.. the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                -----------------------------------------------
                Retail A Shares    $90    $281    $488   $1,084
                -----------------------------------------------

                                            GALAXY MUNICIPAL MONEY MARKET FUNDS

Galaxy New Jersey Municipal Money Market Fund

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks to provide current income exempt from federal regular income tax and New Jersey State personal income tax, consistent with relative stability of principal and liquidity.

THE FUND'S MAIN INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in New Jersey municipal securities, which are securities issued by or on behalf of the State of New Jersey and other government issuers (and may include issuers located outside New Jersey) and that pay interest which is exempt from both federal regular income tax and New Jersey State personal income tax. Under normal circumstances, the Fund will invest no more than 20% of its net assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on certain municipal securities may be subject to the federal alternative minimum tax. Investments in such securities will be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund will only buy a security if it has one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization has rated the security. If the security is not rated, it must be determined by the Adviser to be of comparable credit quality.

THE MAIN RISKS OF INVESTING IN THE FUND
While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

.. Interest rate risk - The yield paid by the Fund will vary with changes in short-term interest rates.
.. Credit risk - Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid.
.. Lack of diversification - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.
.. Single state risk - Because the Fund invests primarily in New Jersey municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect New Jersey. Other considerations affecting the Fund's investments in New Jersey municipal securities are summarized in the Statement of Additional Information.
.. Pass-through certificates risk - The Fund invests in pass-through certificates or securities issued by partnerships or trusts through which the Fund receives principal and interest payments made by underlying municipal bonds or notes. Interest payments from these securities are expected to be

GALAXY MUNICIPAL MONEY MARKET FUNDS

Galaxy New Jersey Municipal Money Market Fund

tax-exempt. However, these securities are subject to structural risks that could cause the Fund to receive taxable income or to lose money.
.. Share price - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.
.. Selection of investments - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.
--------------------------------------------------------------------------------
HOW THE FUND HAS PERFORMED
No performance information is presented because the Fund had not commenced operations as of the date of this prospectus.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold Retail A Shares of the Fund.

Annual Fund operating expenses (expenses deducted from the Fund's assets)

                    Management fees                    0.40%
                    ----------------------------------------
                    Distribution (12b-1) fees           None
                    ----------------------------------------
                    Other expenses                0.29%/1,2/
                    ----------------------------------------
                    Total Fund operating expenses   0.69%/2/
                    ----------------------------------------

/1/Other expenses are based on estimated amounts for the current fiscal year. /2/The Fund may pay shareholder service fees (which are included in Other expenses) up to a maximum of 0.50% of the Fund's average daily net assets attributable to Retail A Shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate of not more than 0.10% during the current fiscal year. Affiliates of the Adviser are waiving a portion of the shareholder service fees so that Other expenses are expected to be 0.24%. Total Fund operating expenses after this waiver are expected to be 0.64%. This fee waiver may be revised or discontinued at any time.

                                            GALAXY MUNICIPAL MONEY MARKET FUNDS

Galaxy New Jersey Municipal Money Market Fund


Example
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

.. you invest $10,000 for the periods shown
.. you reinvest all dividends and distributions in the Fund
.. you sell all your shares at the end of the periods shown
.. your investment has a 5% return each year
.. the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                         1 YEAR 3 YEARS
                         ------------------------------
                         Retail A Shares    $70    $221
                         ------------------------------

GALAXY MUNICIPAL MONEY MARKET FUNDS

Galaxy Florida Municipal Money Market Fund

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks to provide current income exempt from federal regular income tax through Fund shares that are exempt from the Florida intangible personal property tax, consistent with relative stability of principal and liquidity.

THE FUND'S MAIN INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in Florida municipal securities, which are securities issued by or on behalf of the State of Florida and other government issuers (and may include issuers located outside Florida) that pay interest which is exempt from federal regular income tax and that are exempt from the Florida intangible personal property tax. Under normal circumstances, the Fund will invest no more than 20% of its net assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on certain municipal securities may be subject to the federal alternative minimum tax. Investments in such securities will be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund will only buy a security if it has one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization has rated the security. If the security is not rated, it must be determined by the Adviser to be of comparable credit quality.

THE MAIN RISKS OF INVESTING IN THE FUND
While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

.. Interest rate risk - The yield paid by the Fund will vary with changes in short-term interest rates.
.. Credit risk - Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid.
.. Lack of diversification - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.
.. Single state risk - Since the Fund invests primarily in Florida municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Florida. Other considerations affecting the Fund's investments in Florida municipal securities are summarized in the Statement of Additional Information.
.. Pass-through certificates risk - The Fund invests in pass-through certificates or securities issued by partnerships or trusts through which the Fund receives principal and interest payments made by underlying municipal bonds or notes. Interest payments from these securities are expected to be

                                            GALAXY MUNICIPAL MONEY MARKET FUNDS

Galaxy Florida Municipal Money Market Fund

tax-exempt. However, these securities are subject to structural risks that could cause the Fund to receive taxable income or to lose money.
.. Share price - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.
.. Selection of investments - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.
--------------------------------------------------------------------------------
HOW THE FUND HAS PERFORMED
No performance information is presented because the Fund had not commenced operations as of the date of this prospectus.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

Annual Fund operating expenses (expenses deducted from the Fund's assets)

                    Management fees                    0.40%
                    ----------------------------------------
                    Distribution (12b-1) fees           None
                    ----------------------------------------
                    Other expenses                0.27%/1,2/
                    ----------------------------------------
                    Total Fund operating expenses   0.67%/2/
                    ----------------------------------------

/1/Other expenses are based on estimated amounts for the current fiscal year. /2/The Fund may pay shareholder service fees (which are included in Other expenses) up to a maximum of 0.50% of the Fund's average daily net assets attributable to Retail A Shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate of not more than 0.10% during the current fiscal year. Affiliates of the Adviser are waiving a portion of the shareholder service fees so that Other expenses are expected to be 0.22%. Total Fund operating expenses after this waiver are expected to be 0.62%. This fee waiver may be revised or discontinued at any time.

GALAXY MUNICIPAL MONEY MARKET FUNDS

Galaxy Florida Municipal Money Market Fund


Example
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

.. you invest $10,000 for the periods shown
.. you reinvest all dividends and distributions in the Fund
.. you sell all your shares at the end of the periods shown
.. your investment has a 5% return each year
.. the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                         1 YEAR 3 YEARS
                         ------------------------------
                         Retail A Shares    $68    $214
                         ------------------------------

                                            GALAXY MUNICIPAL MONEY MARKET FUNDS

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK

The main investment strategies for each of these Galaxy Municipal Money Market Funds and the particular types of securities in which each Fund primarily invests and their associated risks have been described above. The following provides additional information about some of the types of securities in which one or more of these Funds may invest.

MUNICIPAL SECURITIES
State and local governments issue municipal securities to raise money to finance public works, to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions. There are several types of municipal securities. General obligation securities are secured by the issuer's full faith, credit and taxing power. Revenue securities are usually payable only from revenues derived from specific facilities or revenue sources. Private activity bonds are issued to finance projects for private companies and are usually revenue securities since they are typically payable by the private user of the facilities financed by the bonds. Municipal securities, which can be issued as bonds, notes or commercial paper, usually have fixed interest rates, although some have interest rates that change from time to time.

REPURCHASE AGREEMENTS
Repurchase agreements are transactions in which a Fund buys securities from a seller (usually a bank or broker-dealer) who agrees to buy them back from the Fund on a certain date and at a certain price. Repurchase agreements, while backed by collateral, carry some risk that the other party may not fulfill its obligations under the agreement.

TEMPORARY DEFENSIVE POSITIONS
Each Fund may temporarily hold up to 100% of its total assets in investments that aren't part of its main investment strategy during unfavorable market conditions. These investments may include cash (which will not earn any income) and short-term taxable investments, such as money market instruments and debt securities issued or guaranteed by the U.S. Government or its agencies, in excess of 20% of each Fund's net assets. This strategy could prevent a Fund from achieving its investment objective.

OTHER TYPES OF INVESTMENTS
Each Fund may, from time to time, pursue other investment strategies and make other types of investments in support of its overall investment goal. These supplemental investment strategies, which are not considered to be main investment strategies of the Funds - and the risks involved - are described in detail in the Statement of Additional Information (SAI), which is referred to on the back cover of this prospectus.

GALAXY MUNICIPAL MONEY MARKET FUNDS

FUND MANAGEMENT

ADVISER
The Adviser, a wholly-owned subsidiary of Columbia Management Group, Inc. ("Columbia"), was established in 1969 and has its main office at 100 Federal Street, Boston, Massachusetts 02110. The Adviser also provides investment management and advisory services to individual and institutional clients and manages the other Galaxy investment portfolios.

The Adviser, subject to the general supervision of Galaxy's Board of Trustees, manages each Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for all purchases and sales of portfolio securities, and maintains related records.

The Adviser serves as the Funds' adviser, administrator and pricing and bookkeeping agent. Columbia Funds Distributor, Inc. ("CFDI"), an affiliate of the Adviser, serves as the Funds' distributor. Prior to April 1, 2004, the Adviser and CFDI were indirect wholly-owned subsidiaries of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston was acquired by Bank of America Corporation. As a result of this acquisition the Adviser and CFDI are now indirect wholly-owned subsidiaries of Bank of America Corporation.

ALLOCATION OF ORDERS FOR PORTFOLIO SECURITIES
The Adviser may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the Adviser or that have sold shares of the Funds, to the extent permitted by law or by order of the Securities and Exchange Commission. The Adviser will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

MANAGEMENT FEES
The management fees paid to the Adviser by the Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund and New York Municipal Money Market Fund during the fiscal year ended May 31, 2004 are set forth below.

                                                   MANAGEMENT FEE
                   FUND              AS A % OF AVERAGE NET ASSETS
              ---------------------------------------------------
              Connecticut Municipal Money Market Fund       0.40%
              Massachusetts Municipal Money Market Fund     0.40%
              New York Municipal Money Market Fund          0.34%
              ---------------------------------------------------

The Adviser is entitled to receive advisory fees with respect to each of the New Jersey Municipal Money Market Fund and Florida Municipal Money Market Fund at the annual rate of 0.40% of the first $750,000,000 of each Fund's average daily net assets plus 0.35% of each Fund's average daily net assets in excess of $750,000,000.

                                            GALAXY MUNICIPAL MONEY MARKET FUNDS

HOW TO INVEST IN THE FUNDS

BUYING, SELLING AND EXCHANGING SHARES
The price per share when you buy, sell or exchange your shares is based on a Fund's net asset value (NAV). The NAV per share is the value of a Fund's assets attributable to Retail A Shares, minus the value of the Fund's liabilities attributable to Retail A Shares, divided by the number of Retail A Shares held by investors.

You can buy and sell Retail A Shares of the Funds on any business day. A business day is any day that the New York Stock Exchange, the Federal Reserve Bank of New York and the principal bond markets (as recommended by the Bond Market Association) are open for business. These entities are generally open every Monday through Friday, except national holidays. During certain emergency closings of the New York Stock Exchange, however, a Fund may open for business if it can maintain its operations. In this event, a Fund will determine its NAV per share at the times described below. To determine if a Fund is open for business on a day when there is an emergency closing of the New York Stock Exchange, please call Galaxy at 1-866-840-5469.

If your order to buy shares is received and accepted by Galaxy's transfer agent by 11:00 a.m. (Eastern time) on a business day, the price you pay will be the NAV per share next determined (and you'll receive that day's dividend) if Galaxy's custodian receives the purchase price in immediately available funds by 11:00 a.m. that day. If your order to purchase shares is received and accepted by Galaxy's transfer agent after 11:00 a.m. (Eastern time) but before 4:00 p.m. (Eastern time) on a business day, the price you pay will be the NAV per share next determined (and you'll begin receiving dividends the next day) if Galaxy's custodian receives the purchase price in immediately available funds by 4:00 p.m. on the day of your order. The price at which you sell shares is the NAV per share next determined after receipt of your order in proper form as described below. NAV per share is determined on each business day as of 11:00 a.m. (Eastern time) and at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time).

The Funds' assets are valued at amortized cost, which is approximately equal to market value.

How to buy shares
If you want to buy shares and you are a customer of a financial adviser such as a broker-dealer, bank or savings and loan association, including a financial adviser affiliated with the Adviser, you should place your order through your financial adviser. Your financial adviser is responsible for sending your order to Galaxy's transfer agent and wiring the money to Galaxy's custodian. The financial adviser holds the shares in your name and receives all confirmations of purchases and sales. A financial adviser who places orders on your behalf may charge you a separate fee for its services. For details, please contact your financial adviser.

The minimum initial investment to open a Fund account is $2,500. Your financial adviser may impose alternative minimum investment requirements. There is generally no minimum initial investment if you participate in the Automatic Investment Program. You generally can make additional investments for as little as $100. See Galaxy investor programs below for information on other minimums for initial and additional investments.

Usually, you must keep at least $250 in your account. If your account falls below $250 because you sell or exchange shares, Galaxy may redeem your shares and close your account. Galaxy will give you 60 days' notice in writing before closing your account.

GALAXY MUNICIPAL MONEY MARKET FUNDS

Effective October 1, 2003, the USA Patriot Act may require Galaxy to obtain certain personal information from you which Galaxy will use to verify your identity. If you do not provide the information, Galaxy may not be able to open your account. If Galaxy is unable to verify your customer information, Galaxy reserves the right to close your account or take such other steps as it deems reasonable.

You can also buy shares directly through Galaxy's transfer agent by calling 1-866-840-5469 or in any of the following ways:

Buying by mail
Complete an account application and mail it, together with a check payable to each Fund in which you want to invest, to:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

To make additional investments, send your check to the address above along with one of the following:

.. The detachable slip that's included with your Galaxy statement or your confirmation of a prior transaction
.. A letter stating the amount of your investment, the name of the Fund you want to invest in, and your account number.

If your check is returned because of insufficient funds, we'll cancel your order.

Buying by wire
To make an initial or additional investment by wire, send U.S. funds through the Federal Reserve System to Bank of America NT & SA as agent for Galaxy's transfer agent. You should wire money and registration instructions to:

Bank of America NT & SA
100 Federal Street
Boston, MA 02110
ABA #0110-0013-8
DDA #79673-5702
Ref: The Galaxy Fund
(Account number)
(Account registration)

Before making an initial investment by wire, you must complete an account application and send it to The Galaxy Fund, P.O. Box 6520, Providence, RI 02940-6520. Your order will not be effected until the completed account application is received by Galaxy.

Your bank or other financial institution may charge you a fee for sending funds by wire.

How to sell shares
You can sell your shares in several ways: through your financial adviser or directly through Galaxy's transfer agent by mail, by telephone, or by wire.

If you want to sell your shares and you are a customer of a financial adviser, you must contact your financial adviser for information on how to sell your shares. The financial adviser is responsible for sending your order to Galaxy's transfer agent and for crediting your account with the proceeds. Galaxy doesn't charge a fee for wiring sale proceeds to your financial adviser, but your financial adviser may charge you a fee. For details, please contact your financial adviser.

                                            GALAXY MUNICIPAL MONEY MARKET FUNDS

You can also sell shares directly through Galaxy's transfer agent in any of the following ways:

Selling by mail
Send your request in writing to:
The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

You must include the following:
.. The name of the Fund
.. The number of shares or the dollar amount you want to sell
.. Your account number
.. Your Social Security number or tax identification number
.. The signatures of each registered owner of the account (the signatures must match the names on the account registration).

Additional documents may be required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators or guardians.

Selling by phone
You can sell shares by calling Galaxy's transfer agent at 1-866-840-5469 unless you tell Galaxy on the account application or in writing that you don't want this privilege. If you have difficulty getting through to Galaxy because of unusual market conditions, consider selling your shares by mail or wire.

Selling by wire
Notify Galaxy's transfer agent by phone or wire that you wish to sell shares and have the sale proceeds wired to your account at any bank or financial institution in the U.S. that is able to receive wire transfers. To be eligible to use this privilege, you must complete the appropriate section on the account application or notify Galaxy in writing (with a Medallion signature guarantee). Your sale proceeds must be more than $1,000.

The sale proceeds must be paid to the same bank and account you named on your application or in your written instructions.

Medallion signature guarantees
When selling your shares by mail or by phone, you must have your Medallion signature guaranteed if:

.. you're selling shares worth more than $50,000, .. you want Galaxy to send your money to an address other than the address on your account, unless your money is transferred to a successor custodian, .. you want Galaxy to send your money to the address on your account that's changed within the last 30 days, or
.. you want Galaxy to make the check payable to someone else.

Your signature must be guaranteed by a bank that's a member of the FDIC, a trust company, a member firm of a national securities exchange or any other eligible institution. A notarized signature is not sufficient.

How to exchange shares
You may exchange Retail A Shares of a Fund having a value of at least $100 for Retail A
Shares of any other Galaxy Money Market Fund.

To exchange shares:
.. ask your financial adviser
.. call Galaxy's transfer agent at 1-866-840-5469
.. send your request in writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

GALAXY MUNICIPAL MONEY MARKET FUNDS

Galaxy doesn't charge any fee for making exchanges, but your financial adviser might do so. You are generally limited to three exchanges per year. Galaxy may change or cancel the exchange privilege by giving 60 days' advance written notice to shareholders.

Other transaction policies
If Galaxy doesn't receive full payment for your order to buy shares within three business days of the order date, Galaxy won't accept your order. Galaxy will advise you if this happens and return any payment it may eventually receive. You can only invest in shares of the Funds that are legally available in your state.

Galaxy may reject any order to buy shares. Galaxy doesn't issue a certificate when you buy shares, but it does keep a record of shares issued to investors.

Galaxy may refuse your order to sell or exchange shares by wire or telephone if it believes it is advisable to do so. Galaxy or its transfer agent may change or cancel the procedures for selling or exchanging shares by wire or telephone at any time without notice.

If you sell or exchange shares by telephone, you may be responsible for any fraudulent telephone orders as long as Galaxy has taken reasonable precautions to verify your identity, such as requesting information about the way in which your account is registered or about recent transactions in your account.

Galaxy normally pays you cash when you sell your shares, but it has the right to deliver securities owned by a Fund instead of cash. When you sell these securities, you'll pay brokerage charges.

Sales proceeds are normally sent to you within three business days, but Galaxy reserves the right to send sales proceeds within seven days if sending proceeds earlier could adversely affect a Fund.

If any shares that you're selling are part of an investment you've paid for with a personal check, Galaxy will delay sending your sales proceeds until the check clears, which can take up to 15 days from the purchase date.

Galaxy reserves the right to vary or waive any minimum investment requirement.

Shareholder service fees
Retail A Shares of the Funds can pay shareholder service fees at an annual rate of up to 0.50% of each Fund's Retail A Share assets (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services) to financial advisers (which may include affiliates of the Adviser) who provide certain services to their customers who own Retail A Shares of the Funds. The Funds do not intend to pay more than 0.10% in shareholder service fees with respect to Retail A Shares during the current fiscal year.

                                            GALAXY MUNICIPAL MONEY MARKET FUNDS

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Fund declares dividends from net investment income daily and pays them within five business days after the end of each month. Although the Funds do not expect to realize net long-term capital gains, any capital gains realized will be distributed at least annually. Distributions attributable to long-term capital gains will generally be taxable to you as long-term capital gains, regardless of how long you have held your shares. Distributions (other than exempt-interest dividends) attributable to short-term capital gains and ordinary income will generally be taxable to you as ordinary income.

Dividends and distributions are paid in cash unless you indicate on the account application or in a letter to Galaxy that you want to have dividends and distributions reinvested in additional shares.

Distributions by the Funds will generally consist of dividends derived from interest earned on exempt securities, and these "exempt-interest dividends" will be exempt income for you for federal income tax purposes. It is possible, depending upon a Fund's investments, that a portion of the Fund's distributions could be taxable to you as ordinary income or capital gains, but none of the Funds expects that this will be the case.

Interest on indebtedness incurred by you to purchase or carry shares of the Funds generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by one or more of the Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

Connecticut Municipal Money Market Fund
This Fund intends to comply with certain state tax requirements so that its dividends will generally be exempt from the Connecticut state income tax on individuals, trusts and estates (CSIT). However, dividends, if any, derived from interest on securities other than Connecticut municipal securities, or from capital gains, will be subject to the CSIT, except that dividends derived from long-term capital gains on Connecticut municipal securities of issuers in Connecticut will not be subject to the CSIT if paid on Fund shares held as capital assets.

Massachusetts Municipal Money Market Fund
This Fund intends to comply with certain state tax requirements so that its dividends will generally be exempt from Massachusetts personal income tax. However, dividends, if any, derived from interest on securities other than Massachusetts municipal securities, or from capital gains other than gains realized from the sale of certain municipal securities of Massachusetts issuers, will be subject to Massachusetts personal income tax.

New York Municipal Money Market Fund
This Fund intends to comply with certain state tax requirements so that its dividends will generally be exempt from New York State and New York City personal income taxes. However, dividends, if any, derived from interest on securities other than New York municipal securities, or from capital gains, will be subject to New York State and New York City personal income taxes.

GALAXY MUNICIPAL MONEY MARKET FUNDS

New Jersey Municipal Money Market Fund
This Fund intends to comply with certain state tax requirements so that its dividends will generally be exempt from New Jersey State personal income tax. However, dividends, if any, derived from interest on securities other than New Jersey municipal securities, or from capital gains, will be subject to New Jersey State personal income tax.

Florida Municipal Money Market Fund
This Fund intends to comply with certain state tax requirements so that your shares in the Fund will generally be exempt from the Florida intangible personal property tax.

All Funds
Taxable dividends paid in January may be taxable as if they had been paid the previous December. Each year you'll receive in the mail federal tax information on distributions paid by the Funds.

OTHER STATE AND LOCAL TAX MATTERS
Generally, you may also be subject to state and local taxes on distributions, redemptions and exchanges. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. Government securities or on securities of the particular state or localities within the state.

MISCELLANEOUS
The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

                                            GALAXY MUNICIPAL MONEY MARKET FUNDS

GALAXY INVESTOR PROGRAMS


It's easy to buy or sell shares of the Funds by using one of the programs described below. Just tell Galaxy the amount and how frequently you want to buy or sell shares and Galaxy does the rest. For further information on any of these programs, call your financial adviser or Galaxy's transfer agent at 1-866-840-5469.

Automatic investment program
You can make automatic investments from your bank account every month or every quarter. You can choose to make your investment on any day of the month or quarter. The minimum investment is $50 a month or $150 a quarter.

Checkwriting
You can sign up for Galaxy's checkwriting privilege by completing the signature card that accompanies the account application or by writing or calling Galaxy's transfer agent at 1-866-840-5469 to obtain a signature card. There is no limit on the number of checks you can write each month, although each check must be in an amount of at least $250. Galaxy may impose a fee for use of the checkwriting privilege. Please note that you can't write a check to close your account.

Direct deposit program
This program lets you deposit your Social Security payments in your Fund account automatically. There's no minimum deposit. You can cancel the program by notifying the Social Security Administration in writing.

Systematic withdrawal plan
You can make regular withdrawals from your Fund account every month, every quarter, every six months or once a year. You need a minimum account balance of $10,000 to participate in the plan.

You may cancel your participation in any of these programs, other than the Direct Deposit Program, by calling your financial adviser or writing to Galaxy at:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

Please allow at least five days for the cancellation to be processed.

GALAXY MUNICIPAL MONEY MARKET FUNDS

HOW TO REACH GALAXY

Through your financial adviser
Your financial adviser can help you buy, sell or exchange shares and can answer questions about your account.

Galaxy shareholder services
Call Galaxy's transfer agent at 1-866-840-5469, Monday through Friday, 8 a.m. to 6 p.m. (Eastern time), for help from a Galaxy representative.

If you live outside the United States, you can contact Galaxy by calling 1-508-871-9504.

                                            GALAXY MUNICIPAL MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS

The following financial highlights tables will help you understand the financial performance (a) for Retail A Shares of the Connecticut Municipal Money Market Fund and Massachusetts Municipal Money Market Fund for the year ended May 31, 2004, the period from November 1, 2002 through May 31, 2003 and for each of the years ended October 31, 2002, 2001, 2000 and 1999 and (b) for Retail A Shares of the New York Municipal Money Market Fund for the period from commencement of operations on September 16, 2003 through May 31, 2004. Certain information reflects the financial performance of a single Retail A Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Retail A Shares of each Fund, assuming all dividends and distributions were reinvested. The information for the fiscal year ended May 31, 2004 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report dated May 31, 2004 and are incorporated by reference into the SAI. The Annual Report and SAI are available free of charge upon request. The information for the fiscal period ended May 31, 2003 and the fiscal years ended October 31, 2002, 2001, 2000 and 1999 was audited by Ernst & Young LLP, Galaxy's former independent registered public accounting firm. No financial highlights are presented for the New Jersey Municipal Money Market Fund or Florida Municipal Money Market Fund because these Funds had not commenced operations prior to the date of this prospectus.

GALAXY MUNICIPAL MONEY MARKET FUNDS

Galaxy Connecticut Municipal Money Market Fund

(For a share outstanding throughout each period)

                                           YEAR ENDED   PERIOD ENDED          YEARS ENDED OCTOBER 31,
                                            MAY 31,       MAY 31,     --------------------------------------
                                              2004        2003/1/       2002      2001      2000      1999
                                           ----------   ------------  --------  --------  --------  --------
                                                                    RETAIL A SHARES
------------------------------------------ -----------------------------------------------------------------
Net asset value, beginning of period           $1.00         $1.00       $1.00     $1.00     $1.00     $1.00
Income from investment operations:
  Net investment income/2/                         -/2/          -/2/     0.01      0.02      0.03      0.02
Less distributions:
  Distributions from net
  investment income                                -/2/          -/2/    (0.01)    (0.02)    (0.03)    (0.02)
Net increase (decrease) in net asset value         -             -           -         -         -         -
Net asset value, end of period                 $1.00         $1.00       $1.00     $1.00     $1.00     $1.00
------------------------------------------ ----------   ------------  --------  --------  --------  --------
Total return                                    0.37%         0.37%**     0.88%     2.39%     3.21%     2.47%

Ratios/supplemental data:
  Net assets, end of period (in 000s)       $238,118      $269,559    $298,769  $273,925  $262,149  $243,051
Ratios to average net assets:
  Net investment income including
  reimbursements/waiver                         0.37%         0.64%*      0.87%     2.36%     3.17%     2.44%
  Operating expenses including
  reimbursements/waiver                         0.63%         0.63%*      0.62%     0.62%     0.62%     0.62%
  Operating expenses excluding
  reimbursements/waiver                         0.64%         0.63%*      0.62%     0.62%     0.64%     0.65%

* Annualized.
**Not Annualized.
/1/ For the period from November 1, 2002 to May 31, 2003.
/2/ Net investment income per share and distributions from net investment income were less than $0.005.

                                            GALAXY MUNICIPAL MONEY MARKET FUNDS

Galaxy Massachusetts Municipal Money Market Fund

(For a share outstanding throughout each period)

                                           YEAR ENDED   PERIOD ENDED          YEARS ENDED OCTOBER 31,
                                            MAY 31,       MAY 31,     --------------------------------------
                                              2004        2003/1/       2002      2001      2000      1999
                                           ----------   ------------  --------  --------  --------  --------
                                                                    RETAIL A SHARES
------------------------------------------ -----------------------------------------------------------------
Net asset value, beginning of period           $1.00         $1.00       $1.00     $1.00     $1.00     $1.00
Income from investment operations:
  Net investment income                            -/2/          -/2/     0.01      0.03      0.03      0.02
Less distributions:
  Distributions from net
  investment income                                -/2/          -/2/    (0.01)    (0.03)    (0.03)    (0.02)
Net increase (decrease) in net asset value         -             -           -         -         -         -
Net asset value, end of period                 $1.00         $1.00       $1.00     $1.00     $1.00     $1.00
------------------------------------------ ----------   ------------  --------  --------  --------  --------
Total return                                    0.42%         0.39%**     1.02%     2.59%     3.31%     2.50%

Ratios/supplemental data:
  Net assets, end of period (in 000s)       $283,822      $411,600    $447,525  $521,739  $480,835  $241,611
Ratios to average net assets:
  Net investment income including
  reimbursements/waiver                         0.42%         0.67%*      1.01%     2.55%     3.32%     2.48%
  Operating expenses including
  reimbursements/waiver                         0.59%         0.58%*      0.57%     0.59%     0.62%     0.62%
  Operating expenses excluding
  reimbursements/waiver                         0.60%         0.58%*      0.58%     0.59%     0.63%     0.65%

* Annualized.
**Not Annualized.
/1/ For the period from November 1, 2002 to May 31, 2003.
/2/ Net investment income per share and distributions from net investment income were less than $0.005.

GALAXY MUNICIPAL MONEY MARKET FUNDS

Galaxy New York Municipal Money Market Fund

(For a share outstanding throughout each period)

                                                              PERIOD ENDED
                                                                 MAY 31,
                                                                 2004/1/
                                                             ---------------
                                                             RETAIL A SHARES
   -------------------------------------------------------   ---------------
   Net asset value, beginning of period                            $1.00
   Income from investment operations:
     Net investment income                                             -/2/
   Less distributions:
     Distributions from net investment income                          -/2/
   Net increase (decrease) in net asset value                          -
   Net asset value, end of period                                  $1.00
   -------------------------------------------------------   ---------------
   Total return                                                     0.41%**

   Ratios/supplemental data:
     Net assets, end of period (in 000s)                         $38,099
   Ratios to average net assets:
     Net investment income including reimbursements/waiver          0.57%*
     Operating expenses including reimbursements/waiver             0.45%*
     Operating expenses excluding reimbursements/waiver             0.88%*

* Annualized.
**Not Annualized.
/1/ The Fund's Retail A Shares commenced operations on September 16, 2003. /2/ Net investment income per share and distributions from net investment income were less than $0.005.

                                            GALAXY MUNICIPAL MONEY MARKET FUNDS

WHERE TO FIND MORE INFORMATION

You'll find more information about the Funds in the following documents:

Annual and semi-annual reports
Galaxy's annual and semi-annual reports contain more information about the Funds and a discussion about the market conditions and investment strategies that had a significant effect on their performance during the last fiscal year.

Statement of Additional Information (SAI)
The SAI contains detailed information about the Funds and their policies. By law, it's incorporated by reference into (considered to be part of) this prospectus.

You can get a free copy of these documents, request other information about the Funds and make shareholder inquiries by calling Galaxy at 1-866-840-5469 or by writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

If you buy your shares through a financial adviser, you may contact your adviser for more information.

You can write to the Securities and Exchange Commission (SEC) Public Reference Section and ask them to mail you information about the Funds, including the SAI. They'll charge you a fee for this service. You can also visit the SEC Public Reference Room and copy the documents while you're there. For information about the operation of the Public Reference Room, call the SEC.

Public Reference Section of the SEC
Washington, DC 20549-0102
1-202-942-8090

Reports and other information about the Funds are also available on the EDGAR Database on the SEC's Web site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request to the SEC's e-mail address at publicinfo@sec.gov.

Galaxy's Investment Company Act
File No. is 811-4636.
PROGALSSMM (09/30/04)

THE GALAXY FUND
STATEMENT OF ADDITIONAL INFORMATION
SEPTEMBER 30, 2004

GALAXY MONEY MARKET FUND                        RETAIL A SHARES AND TRUST SHARES
GALAXY GOVERNMENT MONEY MARKET FUND
GALAXY U.S. TREASURY MONEY MARKET FUND
GALAXY TAX-EXEMPT MONEY MARKET FUND
GALAXY CONNECTICUT MUNICIPAL MONEY MARKET FUND
GALAXY MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
GALAXY NEW YORK MUNICIPAL MONEY MARKET FUND
GALAXY NEW JERSEY MUNICIPAL MONEY MARKET FUND
GALAXY FLORIDA MUNICIPAL MONEY MARKET FUND

        This Statement of Additional Information is not a prospectus. It relates to the prospectuses for the Funds as listed below, as they may be supplemented or revised from time to time (the "Prospectuses"). The Prospectuses, as well as the Funds' Annual Report to Shareholders dated May 31, 2004 (the "Annual Report"), may be obtained, without charge, by writing:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

or by calling 1-866-840-5469

Current Prospectuses

..       Prospectus for Retail A Shares of the Money Market, Government Money
        Market, U.S. Treasury Money Market and Tax-Exempt Money Market Funds dated September 30, 2004
..       Prospectus for Retail A Shares of the Connecticut Municipal Money
        Market, Massachusetts Municipal Money Market, New York Municipal Money Market, New Jersey Municipal Money Market and Florida Municipal Money Market Funds dated September 30, 2004
..       Prospectus for Trust Shares of the Money Market, Government Money
        Market, U.S. Treasury Money Market and Tax-Exempt Money Market Funds dated September 30, 2004
..       Prospectus for Trust Shares of the Connecticut Municipal Money Market,
        Massachusetts Municipal Money Market, New York Municipal Money Market, New Jersey Municipal Money Market and Florida Municipal Money Market Funds dated September 30, 2004

        The audited financial statements included in the Annual Report and the related report of PricewaterhouseCoopers LLP, The Galaxy Fund's independent registered public accounting firm, contained in the Annual Report are incorporated herein by reference in the section "Financial Statements." No other portions of the Annual Report are incorporated by reference.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

GENERAL INFORMATION............................................................1

DESCRIPTION OF GALAXY AND ITS SHARES...........................................1

INVESTMENT STRATEGIES, POLICIES AND RISKS......................................4

     Money Market Fund.........................................................4

     Government Money Market Fund..............................................5

     U.S. Treasury Money Market Fund...........................................5

     Tax-Exempt Money Market Fund..............................................5

     Connecticut Municipal Money Market Fund...................................6

     Massachusetts Municipal Money Market Fund.................................6

     New York Municipal Money Market Fund......................................7

     New Jersey Municipal Money Market Fund....................................7

     Florida Municipal Money Market Fund.......................................7

     Other Investment Policies and Risk Considerations.........................8

     Quality Requirements......................................................8

     U.S. Government Obligations...............................................9

     Money Market Instruments.................................................10

     Municipal Securities.....................................................11

     Stand-By Commitments.....................................................14

     Tender Option Bonds......................................................14

     Variable and Floating Rate Instruments...................................15

     Repurchase and Reverse Repurchase Agreements.............................16

     When-Issued and Delayed Settlement Transactions..........................17

     Securities Lending.......................................................17

     Guaranteed Investment Contracts -- Money Market Fund.....................18

     Asset-Backed Securities -- Money Market Fund.............................18

     Investment Company Securities............................................19

     Non-Diversification - Connecticut Municipal Money Market,
      Massachusetts Municipal Money Market, New York Municipal
      Money Market, New Jersey Municipal Money Market and
      Florida Municipal Money Market Funds....................................20

     Connecticut Investment Risks.............................................20

     Massachusetts Investment Risks...........................................24

     New York Investment Risks................................................25

     New Jersey Investment Risks..............................................48

     Florida Investment Risks.................................................50

     Portfolio Securities Generally...........................................56

INVESTMENT LIMITATIONS........................................................57

NET ASSET VALUE...............................................................61

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................62

     Purchases of Retail A Shares.............................................62

     Purchases of Trust Shares................................................63

     Other Purchase Information...............................................63

     Redemptions..............................................................63

INVESTOR PROGRAMS.............................................................64

     Exchange Privilege - Retail A Shares.....................................64

     Automatic Investment Program and Systematic
      Withdrawal Plan - Retail A Shares.......................................65

     Checkwriting - Retail A Shares...........................................65

     Direct Deposit Program - Retail A Shares.................................65

TAXES.........................................................................66

     State and Local..........................................................68

     Miscellaneous............................................................70

TRUSTEES AND OFFICERS.........................................................71

     Standing Board Committees................................................74

     Trustee Ownership of Fund Shares.........................................75


     Board Compensation.......................................................75


     Certain Interests of Independent Trustee.................................77

     Shareholder and Trustee Liability........................................78

INVESTMENT ADVISER............................................................78

     Board Approval of Investment Advisory Agreement..........................81

PROXY VOTING POLICIES AND PROCEDURES..........................................82

ADMINISTRATOR, SUB-ADMINISTRATOR AND PRICING AND
 BOOKKEEPING AGENT............................................................83

CUSTODIAN AND TRANSFER AGENT..................................................86

EXPENSES..................................................................... 87

PORTFOLIO TRANSACTIONS........................................................88

SHAREHOLDER SERVICES PLAN-- RETAIL A SHARES...................................89

DISTRIBUTOR...................................................................91

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS................................91

COUNSEL.......................................................................92

PERFORMANCE AND YIELD INFORMATION.............................................92

     Performance Reporting....................................................95

MISCELLANEOUS.................................................................96

FINANCIAL STATEMENTS.........................................................101

APPENDIX A...................................................................A-1

APPENDIX B...................................................................B-1

                               GENERAL INFORMATION

        This Statement of Additional Information should be read in conjunction with a current Prospectus. This Statement of Additional Information relates to the Prospectuses described on the cover page. This Statement of Additional Information is incorporated by reference in its entirety into each Prospectus. No investment in the Funds should be made without reading a Prospectus.

        The Connecticut Municipal Money Market Fund and Massachusetts Municipal Money Market Fund commenced operations as separate portfolios (the "Predecessor Connecticut Municipal Money Market Fund" and "Predecessor Massachusetts Municipal Money Market Fund," respectively, and collectively, the "Predecessor Funds") of The Shawmut Funds. On December 4, 1995, the Predecessor Funds were reorganized as new portfolios of The Galaxy Fund ("Galaxy"). Prior to the reorganization, the Predecessor Funds offered and sold shares of beneficial interest that were similar to Galaxy's Retail A Shares.

        SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, BANK OF AMERICA CORPORATION OR ANY OF ITS AFFILIATES, COLUMBIA MANAGEMENT ADVISORS, INC., OR ANY BANK SUBSIDIARY OF BANK OF AMERICA CORPORATION. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

                      DESCRIPTION OF GALAXY AND ITS SHARES

        Galaxy is an open-end management investment company currently offering shares of beneficial interest in thirteen investment portfolios: Money Market Fund, Government Money Market Fund, U.S. Treasury Money Market Fund, Tax-Exempt Money Market Fund, Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, New York Municipal Money Market Fund, Institutional Money Market Fund, Institutional Government Money Market Fund, Institutional Treasury Money Market Fund, Prime Reserves, Government Reserves and Tax-Exempt Reserves. Galaxy also has registered shares of beneficial interest in two additional portfolios: New Jersey Municipal Money Market Fund and Florida Municipal Money Market Fund. As of the date of this Statement of Additional Information, however, the New Jersey Municipal Money Market Fund and Florida Municipal Money Market Fund had not commenced investment operations.

         Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each series of the Funds as follows: Class A Shares (Retail A Shares) and Class A -- Special Series 1 Shares (Trust Shares), representing interests in the Money Market Fund; Class B Shares (Retail A Shares) and Class B -- Special Series 1 Shares (Trust Shares), representing interests in the Government Money Market Fund; Class E Shares (Retail A Shares) and Class E -- Special Series 1 Shares (Trust Shares), representing interests in the Tax-Exempt Money Market Fund; Class F Shares (Retail A Shares) and Class F -- Special Series 1 Shares (Trust Shares), representing interests in the U.S. Treasury Money Market Fund; Class V Shares (Retail A Shares) and Class V -- Special Series 1 Shares (Trust Shares), representing interests in the Connecticut Municipal Money Market Fund; Class W Shares (Retail A Shares) and Class W -- Special Series 1 Shares (Trust Shares), representing interests in the Massachusetts Municipal Money Market Fund; Class EE -- Series 1 Shares (Retail A Shares) and Class EE -- Series 2 Shares (Trust Shares), representing interests in the New York Municipal Money Market Fund; Class UU -- Series 1 Shares (Retail A Shares) and Class UU -- Series 2 Shares (Trust Shares), representing interests in the New Jersey Municipal Money Market Fund; and Class VV -- Series 1 Shares and Class VV --Series 2 Shares, representing interests in the Florida Municipal Money Market Fund. The Money Market, Government Money Market, U.S. Treasury Money Market and Tax-Exempt Money Market Funds are classified as diversified investment companies under the Investment Company Act of 1940, as amended (the "1940 Act"). The Connecticut Municipal Money Market, Massachusetts Municipal Money Market, New York Municipal Money, New Jersey Municipal Money Market and Florida Municipal Money Market Funds are classified as non-diversified investment companies under the 1940 Act.

        Each share of Galaxy (irrespective of series designation) has a par value of $.001 per share, represents an equal proportionate interest in the related investment portfolio with other shares of the same class (irrespective of series designation), and is entitled to such dividends and distributions out of the income earned on the assets belonging to such investment portfolio as are declared in the discretion of Galaxy's Board of Trustees.

        Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses, shares will be fully paid and non-assessable. Each series of shares in a Fund (i.e., Retail A Shares and Trust Shares) bears pro rata the same expenses and are entitled equally to the Fund's dividends and distributions except as follows: (1) each series will bear the expenses of any distribution and/or shareholder servicing plans applicable to such series; and (2) each series may incur differing transfer agency fees. Standardized yield and total return quotations are computed separately for each series of shares. The differences in expenses paid by the respective series will affect their performance. See "Shareholder Services Plan" below.

        In the event of a liquidation or dissolution of Galaxy or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative asset values of the Funds and any other investment portfolio now or hereafter offered by Galaxy, of any general assets of Galaxy not belonging to any particular Fund, which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved in liquidation based on the number of shares of the Fund that are held by each shareholder, except that each series of a Fund would be solely responsible for the Fund's payments under any distribution and/or shareholder servicing plan applicable to such series.

        Holders of all outstanding shares of a particular Fund will vote together in the aggregate and not by series on all matters, except that only shares of a particular series of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to any distribution and/or shareholder servicing plan for such series. Further, shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by Galaxy, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board of Trustees. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as Galaxy shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A particular Fund is deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in an investment objective or a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund (irrespective of series designation). However, the Rule also provides that the ratification of the appointment of an independent registered public accounting firm, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of Galaxy voting without regard to class or series.

        Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series. Voting rights are not cumulative and, accordingly, the holders of more than 50% in the aggregate of Galaxy's outstanding shares may elect all of the trustees, irrespective of the votes of other shareholders.

        Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees. Galaxy's Declaration of Trust provides that a meeting of shareholders shall be called by the Board of Trustees upon a written request of shareholders owning at least 10% of the outstanding shares of Galaxy entitled to vote.

        Galaxy's Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by the 1940 Act, the Securities Act of 1933, as amended (the "1933 Act") or other applicable law), to (a) sell and convey the assets of a Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund's assets into money and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to a Fund with the assets belonging to another portfolio of Galaxy and, in connection therewith, to cause all outstanding shares of any Fund to be redeemed at their net asset value or converted into shares of another class of Galaxy's shares at the net asset value. In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares, due to changes in the market prices of the Fund's portfolio securities, an amount that is more or less than the original investment. The exercise of such authority by the Board of Trustees will be subject to the provisions of the 1940 Act, and the Board of Trustees will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the Fund's shareholders at least 30 days prior thereto.

                    INVESTMENT STRATEGIES, POLICIES AND RISKS

        Columbia Management Advisors, Inc. ("Columbia"), the Funds' investment adviser, will use its best efforts to achieve each Fund's investment objective, although such achievement cannot be assured. The investment objective of a Fund, as described in its Prospectuses, may not be changed without the approval of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Except as noted herein under "Tax-Exempt Money Market Fund," "Connecticut Municipal Money Market Fund," "Massachusetts Municipal Money Market Fund," "New York Municipal Money Market Fund," "New Jersey Municipal Money Market Fund" and "Florida Municipal Money Market Fund," a Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Funds to be a complete investment program. Each Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less in an effort to maintain a stable net asset value per share of $1.00. The value of the Funds' portfolio securities will generally vary inversely with changes in prevailing interest rates. The following investment strategies, policies and risks supplement those set forth in the Funds' Prospectuses.

MONEY MARKET FUND

        Money market instruments in which the Money Market Fund may invest include debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their authorities, agencies, instrumentalities and political subdivisions, the interest on which, in the opinion of bond counsel or counsel to the issuer, is exempt from regular federal income tax. These debt obligations are commonly referred to as Municipal Securities. Municipal Securities may be advantageous for a taxable portfolio such as the Fund when, as a result of prevailing economic, regulatory or other circumstances, the yield of such securities on a pre-tax basis is comparable to that of other debt securities the Fund can purchase. Dividends paid by a taxable portfolio such as the Fund that come from interest on Municipal Securities will be taxable to shareholders. The Fund may also invest in Municipal Securities the interest on which is subject to regular federal income tax.

        Instruments in which the Money Market Fund invests have remaining maturities of 397 days or less (except for certain variable and floating rate notes and securities underlying certain repurchase agreements). For more information, including applicable quality requirements, see "Other Investment Policies and Risk Considerations" below.

GOVERNMENT MONEY MARKET FUND

        The Government Money Market Fund invests primarily (under normal circumstances at least 80% of net assets plus any borrowings for investment purposes) in U.S. Government obligations, including U.S. Treasury obligations and obligations of U.S. Government agencies and instrumentalities, and repurchase agreements backed by these obligations. This 80% policy may be changed by Galaxy's Board of Trustees without shareholder approval, although shareholders will be given at least 60 days' prior written notice of any such change.

        Instruments in which the Government Money Market Fund invests have remaining maturities of 397 days or less (except for certain variable and floating rate notes and securities underlying certain repurchase agreements). See "Other Investment Policies and Risk Considerations" below.

U.S. TREASURY MONEY MARKET FUND

        Under normal circumstances, the U.S. Treasury Money Market Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in money market instruments issued by the U.S. Treasury, including bills, notes and bonds. This 80% policy may be changed by Galaxy's Board of Trustees without shareholder approval, although shareholders will be given at least 60 days' prior written notice of any such change.

        Instruments in which the U.S. Treasury Money Market Fund invests may include, but are not limited to, securities issued by the U.S. Treasury and by certain U.S. Government agencies or instrumentalities such as the Federal Home Loan Banks and Federal Farm Credit Banks. Shareholders residing in a particular state that has an income tax law should determine through consultation with their own tax advisers whether such interest income, when distributed by the Fund, will be considered by the state to have retained exempt status and whether the Fund's capital gain and other income, if any, when so distributed will be subject to the state's income tax. See "Taxes."

        Portfolio securities held by the Fund have remaining maturities of 397 days or less (with certain exceptions). The Fund may also invest in certain variable and floating rate instruments. For more information, including applicable quality requirements, see "Other Investment Policies and Risk Considerations" below.

TAX-EXEMPT MONEY MARKET FUND

        Municipal Securities in which the Tax-Exempt Money Market Fund invests present minimal credit risk and meet the rating criteria described under "Other Investment Policies and Risk Considerations - Quality Requirements" below.

        As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the Fund will invest, except during temporary defensive periods, at least 80% of its net assets (plus any borrowings for investment purposes) in Municipal Securities. The Fund's investments in private activity bonds will not be treated as investments in Municipal Securities for purposes of the 80% requirement mentioned above and, under normal market conditions, will not exceed 20% of the Fund's net assets when added together with any taxable investments held by the Fund.

        Although the Fund does not presently intend to do so on a regular basis, it may invest more than 25% of its total assets in Municipal Securities the interest on which is paid solely from revenues of similar projects. To the extent that the Fund's assets are concentrated in Municipal Securities payable from revenues on similar projects, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so invested.

        Investments in which the Tax-Exempt Money Market Fund invests have remaining maturities of 397 days or less (except for certain variable and floating rate securities).

CONNECTICUT MUNICIPAL MONEY MARKET FUND

        The Connecticut Municipal Money Market Fund attempts to achieve its objective by investing in a portfolio of debt obligations issued by or on behalf of the State of Connecticut, its political subdivisions, or public instrumentalities, state or local authorities, districts or similar public entities created under Connecticut law, and obligations of territories and possessions of the United States and any political sub-division or financing authority of any of these, the interest income from which is, in the opinion of qualified legal counsel, exempt from both federal regular income tax and the Connecticut state income tax on individuals, trusts and estates ("Connecticut Municipal Securities") with remaining maturities of 397 days or less at the time of purchase (with certain exceptions). Examples of Connecticut Municipal Securities include, but are not limited to, municipal commercial paper and other short-term notes; variable rate demand notes; municipal bonds (including bonds having remaining maturities of less than 397 days without demand features); and tender option bonds. See "Other Investment Policies and Risk Considerations" below. As a matter of fundamental policy that cannot be changed without shareholder approval, the Fund invests at least 80% of the value of its net assets (plus any borrowings for investment purposes) in obligations the interest income from which is exempt from both federal regular income tax and the Connecticut state income tax on individuals, trusts and estates.

MASSACHUSETTS MUNICIPAL MONEY MARKET FUND

        The Massachusetts Municipal Money Market Fund attempts to achieve its objective by investing in a portfolio of debt obligations issued by or on behalf of the Commonwealth of Massachusetts and its political subdivisions and financing authorities, and obligations of other states, territories and possessions of the United States, including the District of Columbia, and any political subdivision or financing authority of any of these, the interest income from which is, in the opinion of qualified legal counsel, exempt from federal regular income tax and the income taxes imposed by the Commonwealth of Massachusetts upon non-corporate taxpayers ("Massachusetts Municipal Securities") with remaining maturities of 397 days or less at the time of purchase (with certain exceptions). Examples of Massachusetts Municipal Securities include, but are not limited to, municipal commercial paper and other short-term notes; variable rate demand notes; municipal bonds (including bonds having remaining maturities of less than 397 days without demand features); and tender option bonds. See "Other Investment Policies and

Risk Considerations" below. As a matter of fundamental policy that cannot be changed without shareholder approval, the Fund invests at least 80% of the value of its net assets (plus any borrowings for investment purposes) in obligations the interest income from which is exempt from both federal regular income tax and Massachusetts personal income tax.

NEW YORK MUNICIPAL MONEY MARKET FUND

        The New York Municipal Money Market Fund attempts to achieve its objective by investing primarily in a portfolio of debt obligations issued by or on behalf of the State of New York, its political subdivisions, public instrumentalities, state or local authorities, and obligations of territories and possessions of the United States, including the District of Columbia, and any political subdivision or financial authority of any of these, the interest income from which is, in the opinion of counsel to the various issuers, exempt from regular federal income tax and New York State and New York City personal income taxes ("New York Municipal Securities") with remaining maturities of 397 days or less at the time of purchase (with certain exceptions). Examples of New York Municipal Securities include, but are not limited to, municipal commercial paper and other short-term notes; variable rate demand notes; municipal bonds (including bonds having remaining maturities of less than 397 days without demand features); and tender option bonds. See "Other Investment Policies and Risk Considerations" below. As a matter of fundamental policy that cannot be changed without shareholder approval, the Fund invests at least 80% of the value of its net assets (plus any borrowings for investment purposes) in New York Municipal Securities.

NEW JERSEY MUNICIPAL MONEY MARKET FUND

        The New Jersey Municipal Money Market Fund attempts to achieve its objective by investing in a portfolio of debt obligations issued by or on behalf of the State of New Jersey, its political subdivisions, authorities, instrumentalities and corporations, and certain other governmental issuers (which may include issuers located outside New Jersey such as Puerto Rico), the interest income from which is, in the opinion of qualified legal counsel, exempt from regular federal income tax and New Jersey personal income tax ("New Jersey Municipal Securities") with remaining maturities of 397 days or less at the time of purchase (with certain exceptions). Examples of New Jersey Municipal Securities include, but are not limited to, municipal commercial paper and other short-term notes; variable rate demand notes; municipal bonds (including bonds having remaining maturities of less than 397 days without demand features); and tender option bonds. See "Other Investment Policies and Risk Considerations" below. As a matter of fundamental policy that cannot be changed without shareholder approval, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in obligations the interest income from which is exempt from both regular federal income tax and the New Jersey personal income tax.

FLORIDA MUNICIPAL MONEY MARKET FUND

        The Florida Municipal Money Market Fund attempts to achieve its objective by investing in a portfolio of debt obligations issued by or on behalf of the State of Florida, its political subdivisions, authorities, agencies, instrumentalities and corporations, the interest income from which is, in the opinion of qualified legal counsel, exempt from regular federal income tax and that are exempt from Florida intangible personal property tax ("Florida Municipal Securities") with remaining maturities of 397 days or less at the time of purchase (with certain exceptions). Examples of Florida Municipal Securities include, but are not limited to, municipal commercial paper and other short-term notes; variable rate demand notes; municipal bonds (including bonds having remaining maturities of less than 397 days without demand features); and tender option bonds. As a matter of fundamental policy that cannot be changed without shareholder approval, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in obligations the interest income from which is exempt from regular federal income tax and that are exempt from the Florida intangible personal property tax.

                OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

        Investment methods described in the Prospectuses and this Statement of Additional Information are among those which one or more of the Funds have the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

QUALITY REQUIREMENTS

        The Funds will purchase only those instruments which meet the applicable quality requirements described below. The Funds will not purchase a security (other than a U.S. Government security) unless the security (or, in certain cases, the guarantee) or the issuer (or guarantee provider) with respect to comparable securities (i) is rated by at least two nationally recognized statistical rating organizations ("Rating Agencies") (such as Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's") or Fitch) in one of the two highest categories for short-term debt securities, (ii) is rated by the only Rating Agency that has issued a rating with respect to such security or issuer in one of such Rating Agency's two highest categories for short-term debt, or (iii) if not rated, the security is determined to be of comparable quality. These rating categories are determined without regard to sub-categories and gradations. The Funds will follow applicable regulations in determining whether a security rated by more than one Rating Agency can be treated as being in one of the two highest, short-term rating categories. See "Investment Limitations" below. See Appendix A to this Statement of Additional Information for a description of S&P's, Moody's and Fitch's rating categories.

        Determinations of comparable quality will be made in accordance with procedures established by the Board of Trustees. Generally, if a security has not been rated by a Rating Agency, Columbia will acquire the security if it determines that the security is of comparable quality to securities that have received the requisite ratings. For example, with respect to the Connecticut Municipal Money Market, Massachusetts Municipal Money Market, New York Municipal Money Market, New Jersey Municipal Money Market and Florida Municipal Money Market Funds, Columbia will generally treat Connecticut Municipal Securities, Massachusetts Municipal Securities, New York Municipal Securities, New Jersey Municipal Securities or Florida Municipal Securities, as the case may be, as eligible portfolio securities if the issuer has received long-term bond ratings within the three highest rating categories assigned by a Rating

Agency with respect to other bond issues. Columbia also considers other relevant information in its evaluation of unrated short-term securities.

U.S. GOVERNMENT OBLIGATIONS

        Each Fund may, in accordance with its investment policies, invest from time to time in obligations issued or guaranteed by the U.S. Treasury and by U.S. Government agencies, authorities, instrumentalities and sponsored enterprises. Examples of the types of obligations issued or guaranteed by the U.S. Government, its agencies, authorities, instrumentalities or sponsored enterprises (hereinafter, "U.S. Government obligations") that may be held by the Funds include, without limitation, direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Resolution Trust Corporation and Maritime Administration.

        U.S. Treasury securities are backed by the full faith and credit of the U.S. Government and differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies, authorities, instrumentalities and sponsored enterprises of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Student Loan Marketing Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the issuer. No assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of the FNMA and the FHLMC. Galaxy cannot predict what legislation, if any, may be proposed in the future in Congress regarding such sponsorship or which proposals, if any might be enacted.

        Securities issued or guaranteed by the U.S. Government, its agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Funds.

        The U.S. Treasury Money Market Fund will invest in those securities issued or guaranteed as to principal and interest by the U.S. Government or by agencies or instrumentalities thereof, the interest income from which, under current law, generally will not be subject to state income tax by reason of federal law.

MONEY MARKET INSTRUMENTS

        Money market instruments include but are not limited to bank obligations, commercial paper and corporate bonds with remaining maturities of 397 days or less.

        Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. The Money Market Fund may invest up to 30% of its total assets in time deposits. Time deposits with a maturity longer than seven days or that do not provide for payment within seven days after notice will be subject to each Fund's limitation on illiquid securities described below under "Investment Limitations." For purposes of the Money Market Fund's investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its U.S. and foreign branches.

        Domestic and foreign banks are subject to extensive but different government regulations which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

        Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject a Fund to additional investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks. Investments in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks will be made only when Columbia believes that the credit risk with respect to the instrument is minimal.

        Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Commercial paper may include securities issued by corporations without registration under the 1933 Act in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) Paper"). Section 4(2) Paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) Paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) Paper, thus providing liquidity. For purposes of each Fund's 10% limitation on purchases of illiquid instruments described below, Section 4(2) Paper will not be considered illiquid if Columbia has determined, in accordance with guidelines approved by the Board of Trustees, that an adequate trading market exists for such securities. The Money Market Fund and the Tax-Exempt Money Market Fund, Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, New York Municipal Money Market Fund, New Jersey Municipal Money Market Fund and Florida Municipal Money Market Fund (collectively, the "Tax-Exempt Money Market Funds") may also purchase Rule 144A securities. See "Investment Limitations" below.

MUNICIPAL SECURITIES

        Municipal Securities are generally issued to finance public works, such as airports, bridges, highways, housing, health-related entities, transportation-related projects, educational programs, water and pollution control and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions and for other facilities. Municipal Securities include private activity bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

        The two principal classifications of Municipal Securities that may be held by the Money Market Fund and the Tax-Exempt Money Market Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

        A Fund's portfolio may also include "moral obligation" securities, which are normally issued by special-purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment, but not a legal obligation, of the state or municipality which created the issuer. There is no limitation on the amount of moral obligation securities that may be held by the Funds.

        Municipal Securities may include variable rate demand notes, which are long-term Municipal Securities that have variable or floating interest rates and provide a Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an applicable interest index or another published interest rate or interest rate index. Most variable rate demand notes allow a Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit a Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. The Money Market Fund and Tax-Exempt Money Market Funds treat variable rate demand notes as maturing on the later of the date of the next interest rate adjustment or the date on which a Fund may next tender the security for repurchase. Variable interest rates generally reduce changes in the market value of Municipal Securities from their original purchase prices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable rate Municipal Securities than for fixed income obligations. The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the Municipal Securities, the issuer of the participation interest or a guarantor of either issuer.

        Municipal Securities purchased by the Money Market Fund and Tax-Exempt Money Market Funds in some cases may be insured as to the timely payment of principal and interest. There is no guarantee, however, that the insurer will meet its obligations in the event of a default in payment by the issuer. In other cases, Municipal Securities may be backed by letters of credit or guarantees issued by domestic or foreign banks or other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or guarantee with respect to a Municipal Security held by a Fund, including a change in the credit quality of any such bank or financial institution, could result in a loss to the Fund and adversely affect the value of its shares. As described above under "Money Market Instruments," letters of credit and guarantees issued by foreign banks and financial institutions involve certain risks in addition to those of similar instruments issued by domestic banks and financial institutions.

        There are, of course, variations in the quality of Municipal Securities, both within a particular category and between categories, and the yields on Municipal Securities depend upon a variety of factors, including general market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of a Rating Agency, such as Moody's, S&P and Fitch, represent such Rating Agency's opinion as to the quality of Municipal Securities. It should be emphasized that these ratings are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating may have different yields. Municipal Securities of the same maturity and interest rate with different ratings may have the same yield.

        The payment of principal and interest on most securities purchased by the Money Market Fund and Tax-Exempt Money Market Funds will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities and each multistate agency of which a state is a member is a separate "issuer" as that term is used in this Statement of Additional Information and the Funds' Prospectuses. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

        Among other instruments, the Money Market Fund and Tax-Exempt Money Market Funds may purchase short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Funds may invest in long-term tax-exempt instruments, such as municipal bonds and private activity bonds, to the extent consistent with the limitations set forth in the Prospectuses for the Funds including applicable maturity restrictions.

        Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

        From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. Galaxy cannot, of course, predict what legislation may be proposed in the future regarding the income tax status of interest on Municipal Securities, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of Municipal Securities for investment by the Tax-Exempt Money Market Funds and the liquidity and value of their respective portfolios. In such an event, a Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

        Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. None of the Money Market Fund, Tax-Exempt Money Market Funds or Columbia will review the proceedings relating to the issuance of Municipal Securities or the bases for such opinions.

        Munipreferred Securities. The Connecticut Municipal Money Market, Massachusetts Municipal Money Market, New York Municipal Money Market, New Jersey Municipal Money Market and Florida Municipal Money Market Funds may purchase interests in Municipal Securities that are offered in the form of a security representing a diversified portfolio of investment grade bonds. These securities provide investors, such as the Funds, with liquidity and income exempt from federal regular income tax and some state income taxes.

STAND-BY COMMITMENTS

        The Money Market Fund and each Tax-Exempt Money Market Fund may acquire "stand-by commitments" with respect to Municipal Securities held by it. Under a stand-by commitment, a dealer agrees to purchase from a Fund, at the Fund's option, specified Municipal Securities at a specified price. Each Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. Stand-by commitments acquired by a Fund would be valued at zero in determining the Fund's net asset value. The default or bankruptcy of a securities dealer giving such a commitment would not affect the quality of the Municipal Securities purchased by a Fund. However, without a stand-by commitment, these securities could be more difficult to sell. A Fund will enter into stand-by commitments only with those dealers whose credit Columbia believes to be of high quality.

        Stand-by commitments are exercisable by a Fund at any time before the maturity of the underlying Municipal Security, and may be sold, transferred or assigned by the Fund only with respect to the underlying instruments. Although stand-by commitments are often available without the payment of any direct or indirect consideration, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for securities acquired subject to the commitment. Where a Fund pays any consideration directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund.

        A Fund will enter into stand-by commitments only with banks and broker/dealers that present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, Columbia will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

TENDER OPTION BONDS

        The Money Market Fund and the Tax-Exempt Money Market Funds may purchase tender option bonds and similar securities. A tender option bond generally has a long maturity and bears interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, and is coupled with an agreement by a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, usually upon not more than seven days notice or at periodic intervals, to tender their securities to the institution and receive the face value of the securities. In providing the option, the financial institution receives a fee that reduces the fixed rate of the underlying bond and results in a Fund effectively receiving a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Columbia will monitor, on an ongoing basis, the creditworthiness of the issuer of the tender option bond, the financial institution providing the option, and any custodian holding the underlying long-term bond. The bankruptcy, receivership or default of any of the parties to a tender option bond will adversely affect the quality and marketability of the security.

VARIABLE AND FLOATING RATE INSTRUMENTS

        Securities purchased by the Funds may include variable and floating rate instruments. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities are similar in form but may have a more active secondary market. Substantial holdings of variable and floating rate instruments could reduce portfolio liquidity.

        Each of the Money Market Fund, Tax-Exempt Money Market Fund, Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, New York Municipal Money Market Fund, New Jersey Municipal Money Market Fund and Florida Municipal Money Market Fund may invest in variable rate demand notes in the form of synthetic securities. The Money Market Fund and Tax-Exempt Money Market Fund may invest up to 30% of their respective assets in such securities. The Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, New York Municipal Money Market Fund, New Jersey Municipal Money Market Fund and Florida Municipal Money Market Fund may invest up to 50% of their assets in such securities. Synthetic securities structures involve trusts and partnerships that, in effect, convert long-term fixed income rate bonds into variable or floating rate demand securities. Typically, one or more long-term, high quality, fixed rate bonds of a single state or municipal issuer are deposited in a trust by the sponsor. Holders of interests in the trust receive interest at the current short-term market rate and the sponsor receives the difference between the current market interest rate and the long-term rate paid by the underlying securities. An affiliate of the sponsor or a third party, such as a bank, issues a conditional demand feature permitting holders to recover principal at par within a specified period.

        If a variable or floating rate instrument is not rated, Columbia must determine that such instrument is comparable to rated instruments eligible for purchase by the Funds and will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and will continuously monitor their financial status in order to meet payment on demand.

        In determining average weighted portfolio maturity an instrument will usually be deemed to have a maturity equal to the longer of the period remaining until the next regularly scheduled interest rate adjustment or the time the Fund involved can receive payment of principal as specified in the instrument. Instruments which are U.S. Government obligations and certain variable rate instruments having a nominal maturity of 397 days or less when purchased by the Fund involved, however, will be deemed to have a maturity equal to the period remaining until the next interest rate adjustment.

        Long-term variable and floating rate obligations held by the Funds may have maturities of more than 397 days, provided the Funds are entitled to payment of principal upon not more than 30 days' notice or at specified intervals not exceeding one year (upon not more than 30 days' notice).

        Variable and floating rate obligations with a demand feature held by the Funds will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

        Each Fund, except the U.S. Treasury Money Market Fund, may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will only be entered into with financial institutions such as banks and broker/dealers that are deemed to be creditworthy by Columbia. No Fund will enter into repurchase agreements with Columbia or any of its affiliates. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand upon notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to each Fund's 10% limitation on investments in illiquid securities described under "Investment Limitations" below.

        The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by a Fund might be delayed pending court action. Income on repurchase agreements is taxable. Investments by a Tax-Exempt Money Market Fund in repurchase agreements will be, under normal market conditions, subject to a 20% overall limit on taxable obligations.

        The repurchase price under a repurchase agreement generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreements). Securities subject to repurchase agreements will be held by a Fund's custodian or a sub-custodian in a segregated account or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

        The Money Market and Government Money Market Funds may also borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). A reverse repurchase agreement involves the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

        Whenever a Fund enters into a reverse repurchase agreement, the Fund will place in a segregated custodial account liquid assets such as cash or liquid securities equal to the repurchase price (including accrued interest). The Fund will monitor the account to ensure such equivalent values are maintained. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

WHEN-ISSUED AND DELAYED SETTLEMENT TRANSACTIONS

        Each Fund may purchase securities on a "when-issued" or "delayed settlement" basis. When-issued transactions, which involve a commitment by a Fund to purchase particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market sometime in the future. When-issued and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place. It is expected that, absent unusual market conditions, commitments by a Fund to purchase securities on a when-issued or delayed settlement basis will not exceed 25% of the value of its total assets. These transactions will not be entered into for speculative purposes, but only in furtherance of a Fund's investment objective.

        When a Fund agrees to purchase securities on a "when-issued" or "delayed settlement" basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. In the event of a decline in the value of the securities that the custodian has set aside, the Fund may be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. A Fund's net assets may fluctuate to a greater degree if it sets aside portfolio securities to cover such purchase commitments than if it sets aside cash. Because the Fund sets aside liquid assets to satisfy its purchase commitments in the manner described, its liquidity and ability to manage its portfolio might be affected in the event its commitments to purchase securities on a when-issued or delayed settlement basis exceeded 25% of the value of its total assets.

        When a Fund engages in when-issued or delayed settlement transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous for a security. For purposes of determining the average weighted maturity of a Fund's portfolio, the maturity of securities purchased on a when-issued or delayed settlement basis is calculated from the date of settlement of the purchase to the maturity date.

SECURITIES LENDING

        The Money Market and Government Money Market Funds may lend their portfolio securities to financial institutions such as banks and broker/dealers in accordance with their investment limitations. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. Loans will generally be short-term, and will be made only to borrowers deemed by Columbia to be of good standing and only when, in Columbia's judgment, the income to be earned from the loan justifies the attendant risks. The Funds currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by a Fund represent not more than one-third of the value of its total assets.

        A Fund that loans portfolio securities would continue to accrue interest on the securities loaned and would also earn income on the loans. Any cash collateral received by the Government Money Market Fund in connection with such loans would be invested in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; cash collateral received by the Money Market Fund would be invested in high quality, short-term money market instruments.

GUARANTEED INVESTMENT CONTRACTS -- MONEY MARKET FUND

        The Money Market Fund may invest in guaranteed investment contracts ("GICs") issued by U.S. insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund payments at negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. The Fund will only purchase GICs that are issued or guaranteed by insurance companies that at the time of purchase are rated in accordance with the applicable quality requirements described above under "Quality Requirements." GICs are considered illiquid securities and will be subject to the Fund's 10% limitation on illiquid investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

ASSET-BACKED SECURITIES -- MONEY MARKET FUND

        The Money Market Fund may purchase asset-backed securities which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another, such as motor vehicle receivables and credit card receivables. The Fund will only purchase asset-backed securities that meet the applicable quality requirements described above under "Quality Requirements."

        Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

        The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity.

        Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

        Asset-backed securities are subject to greater risk of default during periods of economic downturn. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in the Fund's experiencing difficulty in valuing or liquidating such securities. For these reasons, under certain circumstances, asset-backed securities may be considered illiquid securities.

INVESTMENT COMPANY SECURITIES

        Each Fund may invest in securities issued by other investment companies limited, with respect to the Tax-Exempt Money Market Fund, to open-end investment companies that invest in high quality, short-term Municipal Securities that meet the applicable quality requirements described above under "Quality Requirements" and that determine their net asset value per share based on the amortized cost or penny-rounding method. Such securities may be acquired by a Fund within the limits prescribed by the 1940 Act. Except as otherwise permitted under the 1940 Act, each Fund currently intends to limit its investments in other investment companies so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company;
(b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. A Fund will invest in other investment companies primarily for the purpose of investing its short-term cash which has not as yet been invested in other portfolio instruments. However, from time to time, on a temporary basis, the Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, New York Municipal Money Market Fund, New Jersey Municipal Money Market Fund and Florida Municipal Money Market Fund may invest exclusively in one other investment company managed similarly to the particular Fund.

        Investments in other investment companies will cause a Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations.

NON-DIVERSIFICATION - CONNECTICUT MUNICIPAL MONEY MARKET, MASSACHUSETTS MUNICIPAL MONEY MARKET, NEW YORK MUNICIPAL MONEY MARKET, NEW JERSEY MUNICIPAL MONEY MARKET AND FLORIDA MUNICIPAL MONEY MARKET FUNDS

        The Connecticut Municipal Money Market, Massachusetts Municipal Money Market, New York Municipal Money Market, New Jersey Municipal Money Market and Florida Municipal Money Market Funds are classified as non-diversified investment portfolios under the 1940 Act. As such, there is no limit on the percentage of assets which can be invested in any single issuer. An investment in one of these Funds, therefore, may entail greater risk than would exist in a diversified investment portfolio because the potential for a higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund's portfolio. Any economic, political, or regulatory developments affecting the value of the securities in a Fund's portfolio will have a greater impact on the total value of the portfolio than would be the case if the portfolio was diversified among more issuers. Each of the Funds intends to comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). This undertaking requires that at the end of each quarter of a Fund's taxable year, with regard to at least 50% of its total assets, no more than 5% of its total assets are invested in the securities of a single issuer; beyond that, no more than 25% of its total assets are invested in the securities of a single issuer. In addition, each Fund intends to comply with the requirements of Rule 2a-7 under the 1940 Act which regulates money market funds. Accordingly, the Funds may invest more than 5% of their total assets in securities of a single issuer with respect to no more than 25% of their total assets, provided that each Fund will not invest more than 5% of its total assets in securities of a single issuer unless such securities are rated in the highest short-term rating category by the requisite Rating Agencies or, if unrated, are determined to be of comparable quality.

CONNECTICUT INVESTMENT RISKS

        The following information is a brief summary of factors affecting the economies and financial strengths of the State of Connecticut, its municipalities and its political subdivisions and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of the State of Connecticut that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in such offering statements have not been independently verified.

        The ability of the issuers of Connecticut Municipal Securities to pay the principal and interest on their obligations may be impacted by a variety of factors relating to the economy of Connecticut and to the fiscal stability of issuers of Connecticut Municipal Securities. The latter may include such matters as the ability of issuers to raise sufficient tax and other revenues to meet their needs, the availability of aid from other governmental bodies, and the burdens that may be imposed on issuers by law or necessity. To the extent that the Connecticut Municipal Money Market Fund invests in obligations that are not general obligations of their issuers, payments of principal and interest will depend on all factors affecting the revenue sources from which payments thereon are to be derived. The value of the obligations held by the Fund would be adversely affected not only by any actual inability of their issuers to pay the principal and interest thereon, but also by a public perception that such ability is in doubt.

        Connecticut (sometimes referred to as the State) is highly urbanized, with a 2002 population density of 714 persons per square mile, as compared to 82 for the United States as a whole and 225 for the New England region. Of the eight counties in the State, 75% of the population resides within Hartford, Fairfield and New Haven counties. Per capita personal income of the State's residents, historically among the highest in the nation, increased in every year from 1993 to 2002, rising from $29,274 to $42,823. However, pockets of significant unemployment and poverty exist in several of the State's most important cities and towns.

        Manufacturing has historically been of prime economic importance to Connecticut but has declined during the last decade. The State's manufacturing sector is diversified, with the construction of transportation equipment (primarily aircraft engines, military and civilian helicopters, and submarines) being the dominant industry, followed by fabricated metals, machinery, and computers and electronics. As a result of a rise in employment in service-related industries and the decline in manufacturing employment, manufacturing accounted for only approximately 13% of total non-agricultural employment in Connecticut in 2002; it was 12% for the nation. Defense-related business has represented a relatively high proportion of the manufacturing sector, but reductions in defense spending have considerably reduced this sector's significance in Connecticut's economy since the early 1980s. The average annual unemployment rate in Connecticut decreased from 6.3% in 1993 to 2.2% in 2000 but rose to 5.0% for the first half of 2003.

        At the end of the 1990-1991 fiscal year, the General Fund had an accumulated unappropriated deficit of $965,712,000. For the ten fiscal years ended June 30, 2001, the General Fund ran operating surpluses, based on the State's budgetary method of accounting, of approximately $110,200,000, $113,500,000, $19,700,000, $80,500,000, $250,000,000, $262,600,000,
$312,900,000, $71,800,000, $300,400,000, and $30,700,000, respectively. On
September 1, 2002, the Comptroller reported a deficit for the 2001-2002 fiscal year of $817,100,000. This deficit was met in part by a transfer of the $594,700,000 balance in the Budget Reserve Fund, and Economic Recovery Notes were issued to meet the remainder of the deficit on December 19, 2002.

        The adopted budget for the 2002-2003 fiscal year had anticipated General Fund revenues of $12,432,000,000 and General Fund expenditures of $12,431,400,000, with an estimated surplus of $600,000. As of June 20, 2002, the Office of Policy and Management anticipated that the adopted budget for the 2002-2003 fiscal year would produce a gap of $590,000,000. On July 1, 2002, the Governor signed a bill passed at a special session of the General Assembly that was aimed at eliminating that gap through a combination of spending reductions and tax increases. Nevertheless, as of January 31, 2003, the Comptroller estimated a General Fund deficit for the 2002-2003 fiscal year of $628,300,000. A special session of the General Assembly called by the Governor resulted in further deficit mitigation legislation signed on February 28, 2003, aimed at reducing the projected deficit for the 2002-2003 fiscal year by a combination of revenue enhancements estimated by the Office of Policy and Management to equal approximately $485,000,000 and expenditure reductions so estimated to equal approximately $108,000,000. As of October 1, 2003, the Comptroller estimated a deficit of $96,800,000 for the 2002-2003 fiscal year. This deficit was financed by the issuance of $97,700,000 of Economic Recovery Notes on June 24, 2004.

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        At the conclusion of its June 30, 2003, Special Session, the General
Assembly passed a budget bill, certain amendments, and implementing legislation with respect to the 2003-2004 and 2004-2005 fiscal years. The Governor signed the budget bill on August 16, 2003, and signed all the amendments and the implementing legislation on August 20, 2003. The resulting General Fund budget for the 2003-2004 fiscal year anticipated revenues of $12,452,100,000, expenditures of $12,452,000,000, and a surplus of $100,000, and the resulting General Fund budget for the 2004-2005 fiscal year anticipated revenues of $12,967,100,000, expenditures of $12,966,900,000, and a surplus of $200,000.
These results were expected to be generated by net revenue enhancements of approximately $570,000,000 for the 2003-2004 fiscal year and $550,000,000 for the 2004-2005 fiscal year, and by reductions in expenditures for current services of approximately $715,000,000 for the 2003-2004 fiscal year and $1,160,000,000 for the 2004-2005 fiscal year, as well as by elements of the deficit mitigation legislation enacted in February, 2003. On May 6, 2004, the Governor signed a bill making adjustments to the budgets for the 2003-2004 and 2004-2005 fiscal years. At the time this bill was adopted, the General Assembly was projecting a General Fund surplus for the 2003-2004 fiscal year of $328,200,000. Of this amount, expenditures were increased by $234,900,000 in the 2003-2004 fiscal year, of which $90,500,000 was for deficiencies in the 2003-2004 fiscal year and $112,400,000 was carried forward to fund expenditures in the 2004-2005 fiscal year. Additionally, $125,300,000 was transferred to revenue in the 2004-2005 fiscal year. The bill also increased expenditures for the 2004-2005 fiscal year by $259,100,000 to $13,226,000,000. The revised budget for the 2004-2005 fiscal year is expected to be in surplus by $300,000. Both the Comptroller and the Office of Policy and Management have estimated a General Fund surplus for the 2003-2004 fiscal year of $51,900,000 as of May 31, 2004.

        The State's primary method for financing capital projects is through the sale of general obligation bonds. These bonds are backed by the full faith and credit of the State. As of December 16, 2003, the State had authorized direct general obligation bond indebtedness totaling $17,548,405,000, of which $15,898,508,000 had been approved for issuance by the State Bond Commission and $14,773,386,000 had been issued. As of June 15, 2004, net State direct general obligation bond indebtedness outstanding was $9,787,463,000.

        In addition, the State has limited or contingent liability on a significant amount of other bonds. Such bonds have been issued by the following quasi-public agencies: the Connecticut Housing Finance Authority, the Connecticut Development Authority, the Connecticut Higher Education Supplemental Loan Authority, the Connecticut Resources Recovery Authority and the Connecticut Health and Educational Facilities Authority. Such bonds have also been issued by the City of Waterbury and the Southeastern Connecticut Water Authority. As of December 16, 2003, the amount of bonds outstanding on which the State has limited or contingent liability totaled $3,873,500,000.

        The State is obligated to various cities and towns under grant programs to fund certain school construction costs. As of June 30, 2003, the State's outstanding obligation was $1,027,000,000, and the Commissioner of Education estimated that future additional grant obligations might total $2,800,000,000. The State has authorized a net increase in school construction grant commitments of $585,100,000 that take effect in the 2003-2004 fiscal year.

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        The State's general obligation bonds are rated Aa3 by Moody's and AA by both Standard & Poor's and Fitch. The Moody's rating was downgraded from Aa2 on July 2, 2003. On September 26, 2003, Standard & Poor's revised its credit outlook on such bonds from "negative" to "stable."

        A bipartisan legislative committee was appointed to investigate Governor John G. Rowland in connection with alleged inappropriaties with contract awards and gifts received. The committee was to report on June 30, 2004, but on June 21, 2004, Governor Rowland announced that he would resign as Governor of the State, effective July 1, 2004. Pursuant to the State Constitution, he has been succeeded as Governor by the Lieutenant Governor, M. Jodi Rell, who is a member of the same party as Governor Rowland and was elected Lieutenant Governor with him at the last regular general election.

        The State, its officers and its employees are defendants in numerous lawsuits. Although it is not possible to determine the outcome of these lawsuits, the State's Attorney General has opined that an adverse decision in any of the following cases might have a significant impact on the State's financial position: (i) an action involving claims by property owners in one of the poorest towns in a regional school district asserting that the statutory formula for cost allocation among towns in such a district denies the plaintiffs equal protection because it requires all towns in the district to pay the same per-pupil charge, seeking to enjoin use of the statutorily mandated system and to require that a formula more favorable to the plaintiffs be devised; (ii) litigation involving claims by Indian tribes and alleged Indian tribes to portions of the State's land area; (iii) actions by several hospitals claiming partial refunds of taxes imposed on hospital gross earnings to the extent such taxes related to tangible personal property transferred in the provision of services to patients; (iv) an action seeking to represent a class of certain Medicaid recipients, claiming that the Commissioner of the Department of Social Services fails to provide them adequate access to dental services and to adequately compensate providers of such services, and seeking declaratory and injunctive relief plus attorneys' fees and costs; (v) an action against the State and its Attorney General by importers and distributors of cigarettes previously sold by their manufacturers seeking damages and injunctive relief relating to business losses alleged to result from the 1998 Master Settlement Agreement entered into by most states in litigation against the major domestic tobacco companies and challenging certain related so-called Non Participating Manufacturer statutes; (vi) an action seeking to represent a class of juveniles, claiming that the policy of strip searching all juveniles arriving at State detention centers is unconstitutional, and seeking damages, declaratory and injunctive relief, attorneys' fees, and costs; (vii) an action seeking to represent a class of adults, challenging the policy or practice of strip searching all adult inmates arriving at correctional centers, whether or not there is a reasonable suspicion of the presence of weapons or contraband, and seeking damages, declaratory and injunctive relief, attorneys' fees, and costs;
(viii) a class action alleging that the Department of Mental Retardation violates federal laws by maintaining a waiting list for Medicaid services of Medicaid-eligible persons and by placing persons in quasi-institutional settings without allowing them to choose more integrated community settings, and seeking mandatory injunctive relief, attorneys' fees, and costs; (ix) a purported class action on behalf of approximately 30,000 people, claiming that the Commissioner of the Department of Social Services has violated federal law by implementing a State statute reducing eligibility for Medicaid benefits to individuals with incomes of up to 100% of the federal poverty level, from incomes up to 150% of the federal poverty level, and seeking a continuation of benefits for a longer period of time than the State statute provides; (x) a purported class-action on behalf of laid-off State employees, alleging that they were laid off in violation of their constitutional rights and claiming back wages, damages, attorneys fees, and costs; (xi) and a dispute over the terms of an Exit Plan with respect to judicial oversight of the operations of the State Department of Children and Families pursuant to a 1991 federal court-ordered consent decree in an action involving a plaintiff class of children in the child welfare system.

        As a result of litigation on behalf of black and Hispanic school children in the City of Hartford seeking "integrated education" within the Greater Hartford metropolitan area, on July 9, 1996, the State Supreme Court directed the legislature to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools. On December 28, 2000, the plaintiffs filed a motion seeking to have the Superior Court monitor the State's compliance with the 1996 Supreme Court decision. A hearing was held in April, 2002, and the case was settled early in 2003. Under the settlement agreement, the State will be required to open two new magnet schools in the Hartford area in each of the next four years, to substantially increase the voluntary interdistrict busing program in that area, and to work collaboratively with the plaintiffs in planning for the period following the first four years. The anticipated cost of compliance over the four-year period is $45,000,000.

        General obligation bonds issued by municipalities are payable primarily from ad valorem taxes on property located in the municipality. A municipality's property tax base is subject to many factors outside the control of the municipality, including the decline in Connecticut's manufacturing industry. Certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits. The most notable of these is the City of Bridgeport, which filed a bankruptcy petition on June 7, 1991. The State opposed the petition. The United States Bankruptcy Court for the District of Connecticut held that Bridgeport had authority to file such a petition but that its petition should be dismissed on the grounds that Bridgeport was not insolvent when the petition was filed. State legislation enacted in 1993 prohibits municipal bankruptcy filings without the prior written consent of the Governor.

        In addition to general obligation bonds backed by the full faith and credit of the municipality, certain municipal authorities finance projects by issuing bonds that are not considered to be debts of the municipality. Such bonds may be repaid only from revenues of the financed project, the revenues from which may be insufficient to service the related debt obligations.

MASSACHUSETTS INVESTMENT RISKS

        The Massachusetts Municipal Money Market Fund's ability to achieve its investment objective depends on the ability of issuers of Massachusetts Municipal Securities to meet their continuing obligations to pay principal and interest. Since the Fund invests primarily in Massachusetts Municipal Securities, the value of the Fund's shares may be especially affected by factors pertaining to the economy of Massachusetts and other factors specifically affecting the ability of issuers of Massachusetts Municipal Securities to meet their obligations. As a result, the value of the Fund's shares may fluctuate more widely than the value of shares of a portfolio investing in securities of issuers in a number of different states, although this risk is low for a money market fund. The ability of Massachusetts and its political subdivisions to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amount of tax and other revenues available to governmental issuers of Massachusetts Municipal Securities may be affected from time to time by economic, political and demographic conditions within Massachusetts. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of federal, state and local aid to an issuer of Massachusetts Municipal Securities may also affect that issuer's ability to meet its obligations. Payments of principal and interest on limited obligation bonds will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political and demographic conditions in Massachusetts or a particular locality. Any reduction in the actual or perceived ability of an issuer of Massachusetts Municipal Securities to meet its obligations (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of its obligations and could affect adversely the values of other Massachusetts Municipal Securities as well.

NEW YORK INVESTMENT RISKS

        Some of the significant financial considerations relating to the New York Municipal Money Market Fund's investments in New York Municipal Securities are summarized below. This summary information is not intended to be a complete description and is principally derived from the Annual Information Statement of the State of New York as supplemented and contained in official statements relating to issues of New York Municipal Securities that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.

        The State of New York's most recently completed fiscal year began on April 1, 2003 and ended on March 31, 2004. The most recent published Update to the Annual Information Statement was dated January 26, 2004, as modified by a Supplement, dated May 5, 2004.

        The State Legislature has not enacted the annual budget for fiscal year 2004-05, which began on April 1, 2004. However, on March 31, 2004, it did enact the annual debt service bill, which includes appropriations for all State-supported, contingent-contractual, and certain other debt service obligations for the entire 2004-05 fiscal year.

        To avoid service disruptions, the State enacted interim budget legislation on March 31, 2004 that extends certain revenue-raising authority and makes interim appropriations for certain State personal service costs, grants to local governments, and other items for the period from April 1 through May 9, 2004. Consistent with practices in prior years, the Division of the Budget ("DOB") expects that interim appropriations needed to continue State activities will continue to be authorized until the Legislature enacts the annual budget for the 2004-05 fiscal year. DOB can provide no assurance that the budget adopted by the legislature will not differ materially and adversely from the 2004-05 Executive Budget Financial Plan projections set forth in the January 26, 2004 Update to the AIS.

        Special Considerations. Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. The DOB believes that its current estimates related to the performance of the State and national economies are reasonable. However, there can be no assurance that actual results will not differ materially and adversely from the current forecast.

        In the Enacted Budget of 2003-04, DOB projected a potential imbalance in the State's General Fund of $912 million prior to the anticipated receipt of Federal funds from the Federal economic stimulus legislation. The stimulus package provided $1.2 billion of fiscal relief to the State, including $645 million in one-time Federal revenue sharing payments and $506 million from a temporary, 15-month increase of 2.95 percent in the Federal matching rate on Medicaid costs (Federal Medical Assistance Percentage or "FMAP"). An additional $170 million of fiscal savings occurred from the delay in providing payments to New York City associated with the Local Government Assistance Corporation ("LGAC")/Municipal Assistance Corporation ("MAC") transaction. All other revisions since the Enacted Budget resulted in no significant change to the budget balance, and incorporate a slightly improved receipts forecast, higher spending in Medicaid, welfare and the Tuition Assistance Program ("TAP"), and lower spending in State Operations and debt service.

        The positive impact of the revisions to the Enacted Budget of 2003-04, mostly from the Federal stimulus package, eliminated the potential $912 million General Fund Enacted Budget imbalance, allowed a deposit of $84 million to the State's rainy day fund and generated a $308 million surplus, $261 million of which has been used to help reduce the projected 2004-05 budget gap. The State is negotiating new labor contracts with nine State employee unions. The Civil Service Employees Association, Inc. ("CSEA") ratified a new labor contract on April 27, 2004 and the United University Professions ("UUP") membership is scheduled to vote on a new agreement shortly. The tentative agreement reached with the CSEA and UUP includes an $800 nonrecurring lump sum payment and salary increases of 2.5 percent in 2004-05, 2.75 percent in 2005-06, 3 percent in 2006-07, and a base salary increase of $800 effective March 31, 2007 for CSEA and July 1, 2007 for UUP. If similar agreements are reached with the remaining unions, the General Fund cost would be roughly $350 million in 2004-05, growing to approximately $1.4 billion by the end of the contract period in 2006-07 (the All Governmental Funds cost is $2.2 billion). The Financial Plan has no dedicated reserves for the costs of new labor agreements, but additional 2004-05 revenues of between $150 million and $500 million above Executive Budget projections identified in the consensus revenue agreement reached by the Legislature and the Governor in March 2004 could help to cover these costs.

        On August 6, 2003, the LGAC board of directors, which is comprised of the LGAC chairperson, the State Comptroller and the Director of the DOB, unanimously approved a resolution objecting to the annual payments of $170 million to the City of New York and the refinancing of MAC bonds. The resolution directed LGAC to not participate in the New York City transaction, authorized the co-executive directors of LGAC to engage the services of litigation counsel and declared that LGAC has no intention to make such $170 million payments until legal issues with the transaction (including, but not limited to, potential LGAC bond covenant violations) are resolved either by litigation or action by the Legislature. The 2004-05 Executive Budget has proposed an alternative approach to provide New York City the fiscal relief it sought, but without the legal uncertainty associated with the current legislation. Please see the section below entitled "Litigation" for the status of this litigation.

        The State Comptroller is the Administrative Head of the State Retirement Systems, and Trustee of the assets of those Systems. The proposed 2004-05 Financial Plan assumes pension reforms will be enacted that reduce the annual increase in employer contribution rates from 137 percent to 38 percent of employee salary base. If these pension reform changes are authorized by the State Legislature, any proposed changes to the method of computing employer contributions would have to be reviewed and approved by the State Comptroller to ensure that such changes (i) do not violate the State Constitution and (ii) are consistent with his fiduciary responsibilities to System members and beneficiaries. The State Comptroller has advised the DOB that, in his opinion, a number of these changes that would produce the most significant savings could not be implemented without violating the State Constitution, his fiduciary duty or both.

        The Federal government is currently auditing Medicaid claims submitted since 1993 under the school supportive health services program. At this point, these audits have not been finalized and, as a result, the liability of the State and/or school districts for any disallowances that may result from these audits cannot be determined. Federal regulations include an appeals process that could postpone repayment of any disallowances. The Financial Plan assumes the Federal government will fully reimburse these costs.

        In addition, through March 2004, a portion of Federal Medicaid payments related to school supportive health services have been deferred by the Federal Centers for Medicare and Medicaid Services, pending finalization of audits. Since the State has continued to reimburse school districts for these costs, these Federal deferrals, if not resolved, could negatively impact future health care spending. Alternatively, if the State suspends reimbursement, local governments could be adversely affected.

        In December 2003, the State received partial Federal approval of the Medicaid State Plan Amendment necessary to make disproportionate share hospital payments over two years to public hospitals throughout the State, including the New York City Health and Hospitals Corporation ("HHC"), State University of New York ("SUNY") and other State and county-operated hospitals. Although full payment for SUNY and State-operated hospitals was secured with the initial approval, the State continues to seek Federal approval of the balance of anticipated payments totaling roughly $1.3 billion for HHC and other county hospitals. Failure of the Federal government to approve these remaining payments in a timely manner will exacerbate the current adverse impact of these delays on the State's health care financing system.

        The 2004-05 Financial Plan does not set aside specific reserves to cover potential costs that could materialize as a result of adverse rulings in pending litigation, future collective bargaining agreements with State employee unions, Federal disallowances, or other Federal actions that could adversely affect the State's projections of receipts and disbursements.

        The State is a defendant in several court cases that could ultimately result in costs to the State Financial Plan. The most significant litigation is the State Court of Appeals ruling that the State's financing system for New York City public schools is unconstitutional. This ruling directs the State to submit a remedy to the Court by July 30, 2004. The 2004-05 Executive Budget provides $100 million in General Fund support and reserves all video lottery terminal ("VLT") revenues to provide Sound Basic Education ("SBE") funding while the Governor's Commission on Educational Reform outlines a series of options for the State to consider. The VLT revenues are projected to increase from $240 million in 2004-05 to $950 million in 2005-06 and $1.3 billion in 2006-07, and ultimately to over $2 billion annually. The 2004-05 Executive Budget also proposes an additional $100 million increase in General Fund support to New York City on a school-year basis for this purpose.

        Other litigation includes ongoing claims by several Indian Nations alleging wrongful possession of lands by the State and several counties, as well as claims involving the adequacy of shelter allowances for families on public assistance. Effective November 1, 2003, the State has implemented a court-ordered increase in the shelter allowance schedule for public assistance families. Plaintiffs brought a motion to have the court determine adequacy of the increased shelter schedule, for which a hearing is scheduled in May 2004. For a complete summary of significant litigation affecting the State, please refer to the State's Annual Information Statement, as updated and supplemented.

        As of the close of 2003-04, balances in the State's principal reserves to guard against unbudgeted risks totaled about $815 million and the State projects it will remain unchanged through 2004-05. The reserves include $794 million in the Tax Stabilization Reserve Fund ("TSRF") (the State's rainy day fund) and $21 million in the Contingency Reserve Fund ("CRF") for litigation. To permanently improve the State's reserve levels, the Governor's Executive Budget for 2004-05 includes legislation to gradually increase both the maximum size of the State's rainy day fund from 2 percent to 5 percent of General Fund spending, and the maximum annual deposits from two-tenths of one percent to five-tenths of one percent of spending. Absent this legislation, the State will reach its statutory maximum balance in the fund of 2 percent or $840 million with the next annual deposit.

        State Economy. The New York State economy is slowly emerging from recession. The long recovery from September 11th and the loss of momentum in the national recovery due to corporate governance scandals and international tensions resulted in a lengthening of the State's recession beyond that of the rest of the nation. While employment losses have stabilized and growth is evident in several sectors, the employment growth anticipated by DOB in 2003 failed to materialize, in part due to geopolitical uncertainties. However, with the first sustained rise in equity prices in three years and interest rates remaining low, the outlook for the finance industry has brightened, improving prospects for bonuses and wages. Bonuses in the finance and insurance sector are projected to rise 11.7 percent in 2004-05, following growth of 23.2 percent for 2003-04. Total New York wages are expected to grow 5.1 percent in 2004, the best performance in four years. Personal income is also expected to increase by 5.1 percent in 2004, primarily reflecting the strength in wage growth. Consistent with national trends, inflation in New York is projected to fall from 2.8 percent in 2003 to
2.1 percent in 2004.

        The volatility of the financial markets remains a significant source of risk to the New York forecast. If the recent rise in equity prices and financial services activity fails to be sustained, industry profitability and associated compensation could be lower than anticipated. In addition, weaker than expected growth for both the national and international economies would, in turn, weaken the State's recovery. This would result in even slower employment and income growth than projected. In contrast, stronger financial services sector growth or stronger national and international growth could result in a healthier economic recovery for the State than projected.

        New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

        Services: The services sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State's leading economic sector. The services sector accounts for more than three of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation.

        Manufacturing: Manufacturing employment continues to decline in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate economy, as high concentrations of manufacturing industries for transportation equipment, optics and imaging, materials processing, and refrigeration, heating and electrical equipment products are located in the upstate region.

        Trade: Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. Trade consists of wholesale businesses and retail businesses, such as department stores and eating and drinking establishments.

        Finance, Insurance and Real Estate: New York City is the nation's leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages.

        Agriculture: Farming is an important part of the economy in rural areas, although it constitutes a very minor part of total State output. Principal agricultural products of the State

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include milk and dairy products, greenhouse and nursery products, fruits and vegetables. New York ranks among the nation's leaders in the production of these commodities.

        Government: Federal, State and local governments together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total State and local government employment.

        State Budget. The State Constitution requires the Governor to submit to the Legislature a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous State financial plan.

        In recent years, the State has closed projected budget gaps which DOB estimated at $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), less than $1 billion (in each of the fiscal years 1998-99 through 2000-01) and $6.8 billion in 2002-03. The 2003-04 Financial Plan projected a budget gap of $2.8 billion in 2003-04 and the 2004-2005 Financial Plan projects budget gaps of $5 billion in 2004-05, $6.7 billion in 2005-06 and $7.8 billion in 2006-07.

        Four governmental fund types comprise the State Financial Plan: the General Fund, the Special Revenue Funds, the Capital Projects Funds and the Debt Service Funds. The State's fund structure adheres to the accounting standards of the Governmental Accounting Standards Board.

        General Fund. The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 2003-04 fiscal year, the General Fund accounted for approximately 43 percent of All Governmental Funds disbursements. General Fund moneys are also transferred to and from other funds, primarily to support certain capital projects and debt service payments in other fund types.

        Total General Fund receipts, including transfers from other funds and tobacco securitization proceeds, totaled $42.3 billion in fiscal year 2003-04, an increase of $4.93 billion from the 2002-03 fiscal year. The increase over the prior year is largely attributable to the receipt of $4.20 billion in tobacco securitization proceeds and $645 million from the Federal revenue sharing grants.

        All Governmental Funds receipts reached $99 billion in 2003-04, an increase of $10.91 billion (12.4 percent) from 2002-03. The increase reflects both gradually improving economic conditions and significant policy actions taken with the 2003-04 Enacted Budget. These actions included $4.20 billion in tobacco securitization proceeds as well as temporary increases in Personal Income Tax ("PIT") rates and in the base and rate of the sales tax.

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        Spending in the General Fund totaled $42.06 billion in 2003-04, an increase of $4.45 billion from 2002-03, due mainly to the impact of payment deferrals.

        The 2003-04 General Fund closing balance was $1.1 billion, consisting of $794 million in the TSRF (the rainy day fund), $262 million in the Community Projects Fund ("CPF") and $21 million in the CRF. In addition, an additional deposit of $661 million to the Tax Refund Reserve Account will be made at year-end to account for the movement of $400 million in tobacco securitization proceeds planned for use in 2004-05 and the use of $261 million of the 2003-04 cash surplus to help balance the budget for the 2004-05 fiscal year.

        While the current fiscal year is balanced, the magnitude of future budget gaps requires timely and aggressive measures to restore structural balance. The Governor is continuing implementation of a fiscal management plan that includes measures intended to reduce costs and generate recurring savings in the outyears. The State faces potential General Fund budget gaps of $5 billion in 2004-05, $6.7 billion in 2005-06, and $7.8 billion in 2006-07. Based on legislative changes to the 2003-04 Executive Budget, the DOB projected the budget gap for 2004-05 would be between $5 billion and $6 billion. However, after the latest 2004-05 budget projections issued prior to Executive Budget recommendations to balance the budget, and after reflecting agreement on additional revenues of $150 million to $500 million from the consensus revenue process and new collective bargaining costs from pending labor agreements, the DOB's new estimate of this budget gap is $5 billion.

        The Governor's Executive Budget for 2004-05 fully closes the $5 billion General Fund budget gap in 2004-05 with a mix of spending restraint, revenue actions and transitional financing. Actions of nearly $3.9 billion in 2005-06 and $3.5 billion in 2006-07 reduce the outyear gaps to more manageable levels of $2.9 billion in 2005-06 and $4.3 billion in 2006-07. In addition, $240 million in 2004-05 ($325 million on a school-year basis), growing to $2 billion annually over the next five years, is reserved from new VLT resources to fund the SBE requirements.

        All Governmental Funds spending in 2003-04 was $97.43 billion, an increase of nearly $8.3 billion over 2002-03. The annual impact of payment deferrals, which had the effect of lowering 2002-03 spending by $1.9 billion and increasing 2003-04 spending by the same amount, accounted for $3.8 billion (46 percent) of the annual increase. Aside from the payment deferrals, Medicaid spending, driven mainly by caseload, utilization and inflationary pressures, increased by nearly $2.3 billion, followed by growth in Federal education aid, State pension costs and pass-through aid related to the World Trade Center recovery efforts.

        PIT net receipts for 2003-04 reached $24.1 billion, an increase of $352 million (1.5 percent) from 2002-03 due largely to a modestly improved economic environment and the first-year impact of the temporary three-year PIT increase enacted in 2003. The increase is partially offset by a $1.63 billion lower contribution from the Refund Reserve account. Net of Refund Reserve transactions, All Funds income tax receipts grew 8.8 percent over 2002-03 results.

        PIT General Fund net receipts for 2003-04 reached $15.8 billion, a decrease of $1.02 billion (6.1 percent) from 2002-03. In addition to the changes reflected in All Funds net receipts,

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the deposit into the Revenue Bond Tax Fund ("RBTF") was $14 million more than anticipated and the deposit into the School Tax Relief Fund ("STAR") was $16 million less than anticipated. After adjustment for the impact of the acceleration of the $400 million in tobacco proceeds from 2004-05 to 2003-04, General Fund year-end results were $111 million (0.7%) less than anticipated in the Enacted Budget estimate. In addition to the changes reflected in All Funds net receipts, the deposits into the RBTF and STAR were $82 million and $19 million more, respectively, than anticipated in May 2003.

        Presented below are the historical financial results for each of the three fiscal years ended prior to the recently completed fiscal year of 2003-04. Final historical financial results for 2003-04 will become available upon publication of the AIS for fiscal year 2004-05.

        2002-03 Fiscal Year. In the revised Financial Plan dated February 28, 2003 (the "February Financial Plan"), the State projected a 2002-03 budgetary imbalance of $2.4 billion in the General Fund attributable primarily to a projected revenue shortfall of $2.2 billion. The State achieved $700 million in administrative savings during the year to reduce the imbalance to $1.7 billion. To help close the remaining projected 2002-03 imbalance, improve the State's cash flow position, and reduce the projected budget gaps in 2003-04 and 2004-05, the Governor proposed selling a portion of the State's future share of tobacco settlement payments to a statutorily created, bankruptcy-remote corporation. However, the State Legislature did not enact legislation authorizing the tobacco settlement sale during 2002-03. Therefore, to eliminate the remaining $1.7 billion imbalance in 2002-03 and maintain reserves at a level consistent with the February Financial Plan, the State implemented a contingency plan in which it deferred $1.9 billion in planned spending to 2003-04.

        After these actions, the State ended the 2002-03 fiscal year with available General Fund cash resources of $1.01 billion. The General Fund cash balance at year-end totaled $815 million and the refund reserve account had $200 million in resources not budgeted for other purposes. The General Fund balance was comprised of $710 million in the TSRF, $20 million in the CRF to pay costs related to litigation against the State, and $85 million in the CPF, which pays primarily for legislative "member items."

        The closing balance excluded amounts on deposit in the refund reserve account. The State ended the 2002-03 fiscal year with $627 million on deposit in the refund reserve account, an increase of $200 million above budgeted levels. The refund reserve account is used to pay for tax refunds across fiscal years and to help accomplish other Financial Plan objectives, including the movement of resources from one year to the next. Changes to the refund reserve affect the level of reported personal income tax receipts.

        General Fund receipts and transfer from other funds totaled $37.4 billion in 2002-03, a decrease of $2.3 billion from the February Financial Plan forecast. The February Financial Plan had counted on $1.9 billion in revenues from the tobacco settlement sale. General Fund disbursements and transfer to other funds totaled $37.6 billion, a decrease of $2.2 billion from the February Financial Plan. The substantial decline resulted from the deferral of $1.9 billion in payments originally scheduled for 2002-03 and $253 million in one-time savings. After

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adjusting for the payment deferrals, General Fund disbursements would have totaled $39.5 billion in 2002-03 (a decrease of $1.7 billion or 4 percent from 2001-02 results).

        2001-02 Fiscal Year. The State ended its 2001-02 fiscal year on March 31, 2002 in balance on a cash basis. There was no General Fund surplus reported by DOB. After year-end adjustments related to the refund reserve account, the closing balance in the General Fund was $1.03 billion, a decrease of $67 million from the 2000-01 fiscal year. Of this balance, $710 million was held in the TSRF (after a deposit of $83 million in fiscal year 2001-02), $157 million in the CRF, $159 million in the CPF, and $5 million in the Universal Pre-kindergarten Fund. The closing fund balance excludes $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year.

        General Fund receipts, including transfers from other funds, totaled $41.4 billion for the 2001-02 fiscal year, an increase of $1.26 billion (3.3 percent) over fiscal year 2000-01 results. Receipts results for fiscal year 2001-02 reflect refund reserve transactions that had the effect of reducing personal income tax receipts in the 2001-02 fiscal year and increasing them in the 2002-03 fiscal year. In comparison to the 2001-02 Financial Plan projected in January 2002 (the January Financial Plan), receipts were $1.3 billion lower than projected. When the refund reserve is adjusted for the set-aside of $1.07 billion for economic uncertainties, General Fund receipts and transfers from other funds totaled $42.21 billion, a decrease of $225 million from the January Financial Plan (the January Financial Plan also adjusted the refund reserve for a projected deposit of $1.13 billion for economic uncertainties). The decrease of $225 million in receipts reflected lower-than-expected personal income and business tax collections due from 2001 tax year liability.

        General Fund disbursements, including transfers to other funds, totaled $41.22 billion for the 2001-02 fiscal year, an increase of $1.52 billion (3.8 percent) for the 2000-01 fiscal year. In comparison to the January Financial Plan, disbursements were $233 million lower than projected. A portion of the lower amount of spending was attributable to the timing of payments and these payments are expected to occur in the 2002-03 fiscal year.

        2000-01 Fiscal Year. The State ended its 2000-01 fiscal year on March 31, 2001 in balance on a cash basis with a General Fund surplus of $2.73 billion as reported by DOB. After year-end adjustments described below, the closing balance in the General Fund was $1.10 billion, a decrease of $69 million from the 1999-2000 fiscal year. Of this balance, $627 million was held in the TSRF (after a deposit of $80 million in fiscal year 2000-01), $150 million in the CRF, $292 million in the CPF, and $29 million in the Universal Pre-kindergarten Fund.

        The closing fund balance excluded $3.52 billion on deposit in the tax refund reserve account at the end of the 2000-01 fiscal year. The State retained $2.65 billion of the $3.52 billion balance for reserves, with $2.4 billion set aside for economic uncertainties and $250 million deposited into the Debt Reduction Reserve Fund in 2001-02. The remaining balance of $865 million was comprised of $293 million in resources to pay for costs incurred in 2000-01 but disbursed in 2001-02, $521 million from the LGAC that was used to pay tax refunds during fiscal year 2001-02 and $51 million in additional funds used to pay refunds related to the Earned Income Tax Credit and the Dependent Care Tax Credit.

        The 2000-01 General Fund closing balance also excluded $1.2 billion that was on deposit in the STAR Special Revenue Fund at the end of the 2000-01 fiscal year (to meet a portion of the STAR payments in fiscal year 2001-02) and $250 million on deposit in the Debt Reduction Reserve Fund ("DRRF") for debt reduction in fiscal year 2001-02.

        General Fund receipts, including transfers from other funds, totaled $39.88 billion for the 2000-01 fiscal year, an increase of $2.49 million (6.7 percent) over fiscal year 1999-2000 results. General Fund disbursements, including transfers to other funds, totaled $39.70 billion for the 2000-01 fiscal year, an increase of $2.53 billion (6.8 percent) from the 1999-2000 fiscal year.

        Debt Limits and Outstanding Debt. There are a number of methods by which the State of New York may incur debt. The State may issue general obligation bonds. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no constitutional limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. However, the Debt Reform Act of 2000 (the "Debt Reform Act") imposes statutory limitations on new State-supported debt outstanding, which apply to general obligations bonds as well as other State-supported bonds issued on and after April 1, 2000. The State Constitution also provides that general obligation bonds must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 40 years after issuance, and beginning not more than one year after issuance of such bonds. General obligation housing bonds must be paid within 50 years after issuance, commencing no more than three years after issuance. However, the Debt Reform Act limits the maximum term of State-supported bonds, including general obligation bonds, to thirty years.

        The Debt Reform Act implemented statutory initiatives intended to improve the State's borrowing practices by imposing phased-in caps on new debt outstanding and new debt service costs. The Act also limited the use of debt to capital works and purposes only.

        The cap on new State-supported debt outstanding began at 0.75 percent of personal income in 2000-01 and is gradually increasing until it is fully phased in at 4 percent of personal income in 2010-11. Similarly, the cap on new State-supported debt service costs began at 0.75 percent of total governmental funds receipts on 2000-01 and is gradually increasing until it is fully phased in at 5 percent in 2013-14.

        The Debt Reform Act requires the limitations on the issuance of State-supported debt and debt services costs to be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to October 31st of each year. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The DOB expects that the prohibition on issuing new State-supported debt if the caps are met or exceeded will provide an incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

        Pursuant to the provisions of the Debt Reform Act, the first calculation of the Debt Reform Act's limitations was reported in the Financial Plan Update most proximate to October 31, 2001. For the 2001-02 fiscal year, both caps were set at 1.25 percent. On October 30, 2002, the State reported that it was in compliance with both debt caps, with new debt outstanding at 0.67 percent of personal income and new debt service at 0.36 percent of total governmental receipts. For the 2002-03 fiscal year, the debt outstanding and debt service caps were 1.65 percent each. The debt outstanding and debt service costs for the 2002-03 and 2003-04 fiscal years were also within the statutory caps.

        The State has also enacted statutory limits on the amount of variable rate obligations and interest rate exchange agreements that authorized issuers of State-supported debt may enter into. The statute limits the use of debt instruments which result in a variable rate exposure (e.g., variable rate obligations and interest rate exchange agreements) to no more than 15 percent of total outstanding State-supported debt, and limits the use of interest rate exchange agreements to a total notional amount of no more than 15 percent of total outstanding State-supported debt. All interest rate exchange agreements are subject to various statutory restrictions such as minimum counterparty ratings, monthly reporting requirements, and the adoption of interest rate exchange agreement guidelines. All the authorized issuers have adopted uniform guidelines as required by statute. As of March 31, 2004, the State expects to have approximately $3.7 billion in net variable rate exposure, including amounts reserved for LIBOR swaps (or about 9 percent of total State-supported debt outstanding), and has entered into a total notional amount of $5.2 billion in interest rate exchange agreements (or about 13 percent of total State-supported debt outstanding). These ratios are expected to increase over the five-year projections but remain below the 15 percent limitations.

        The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). The State has never been called upon to make any direct payments pursuant to any such guarantees. Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

        State Finance Law requires the Governor to submit a five-year Capital Program and Financing Plan (the "Capital Plan") with the Executive Budget, and update the Capital Plan by the later of July 30 or 90 days after the enactment of the State Budget. The Governor submitted the Capital Plan as part of the Executive Budget on January 20, 2004. Total capital spending is projected to be $29.6 billion across the five years of the Capital Plan, an average of $5.9 billion annually. Transportation continues to be the largest area of spending, which is projected at $17.1 billion or 58 percent of total capital spending over the five-year Capital Plan. Spending for education ($4.1 billion), the environment ($3 billion), economic development ($1.7 billion), mental health ($1.4 billion), public protection ($1.1 billion), and health, welfare, and other programs ($1.2 billion) constitutes the remainder of the five-year Capital Plan.

        For the five-year period 2004-05 through 2008-09, the Capital Plan projects total issuances of: $686 million in general obligation bonds; $4.9 billion in Dedicated Highway and Bridge Trust Fund Bonds issued by the Thruway Authority to finance capital projects for transportation; $964 million in Mental Health Facilities Improvement Revenue Bonds issued by the Dormitory Authority of the State of New York to finance capital projects at mental health facilities; $383 million in SUNY Dormitory Facilities Revenue Bonds to finance capital projects related to student dormitories; $23 million in Department of Health Revenue Bonds to finance the construction of a new veteran's nursing home at Oxford; and $8.8 billion in State Personal Income Tax Revenue Bonds to finance various capital programs including school construction, university facilities, SUNY community colleges, State court facilities, local highway improvements, prisons, housing, economic development and environmental programs, homeland security and State facilities. Total debt outstanding is projected to rise from $41.7 billion in 2004-05 to $44.2 billion in 2008-09, or by an annual average of
1.5 percent. The projections of State borrowings are subject to change as market conditions, interest rates and other factors vary throughout the fiscal year.

        In 2001, legislation was enacted to provide for the issuance by certain State authorities of State Personal Income Tax Revenue Bonds, which are expected to become the primary financing vehicle for a broad range of State-supported debt programs authorized to be secured by service contract or lease-purchase payments. These State Personal Income Tax Revenue Bonds are expected to reduce borrowing costs by improving the marketability and creditworthiness of State-supported obligations and by permitting the consolidation of multiple bonding programs to reduce administrative costs.

        The legislation provides that 25 percent of personal income tax receipts (excluding refunds owed to taxpayers and deposits to STAR) be deposited to the RBTF for purposes of making debt service payments on these bonds, with excess amounts returned to the General Fund. In the event that (i) the State Legislature fails to appropriate amounts required to make all debt service payments on the State Personal Income Tax Revenue Bonds or (ii) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the bonds, the legislation requires that personal income tax receipts continue to be deposited to the RBTF until amounts on deposit in the Fund equal the greater of 25 percent of annual personal income tax receipts or $6 billion.

        The State issued its first State Personal Income Tax Revenue Bonds (in an aggregate principal amount of $225 million) on May 9, 2002. As of March 31, 2003, approximately $2.4 billion of State Personal Income Tax Revenue Bonds have been issued and outstanding.

        The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the LGAC to restructure the way the State makes certain local aid payments.

        On January 13, 1992, S&P reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, S&P revised its ratings on the State's general obligation bonds from A- to A and revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On March 5, 1999, S&P affirmed its A rating on the State's outstanding bonds. On March 10, 2000, S&P assigned its A+ rating on New York State's long-term general obligations. On December 19, 2000, S&P assigned its AA rating on New York State's long-term general obligations.

        On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness. On March 20, 1998, Moody's assigned the highest commercial paper rating of P-1 to the short-term notes of the State. On March 5, 1999, Moody's affirmed its A2 rating with a stable outlook to the State's general obligations. In June 2000, Moody's revised its outlook on the State's general obligations from stable to positive. On December 6, 2002, Moody's changed its outlook on the State's general obligation bonds from stable to negative but retained its A2 rating.

        On June 5, 2003, Fitch Ratings assigned its AA- rating on New York's long-term general obligations.

        New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

        Litigation. The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million. These proceedings could adversely affect the financial condition of the State in the 2004-05 fiscal year or thereafter. The State will describe newly initiated proceedings which the State believes to be material, as well as any material and adverse developments in the listed proceedings, in updates or supplements to its Annual Information Statement.

        Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more

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significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) a challenge to the Governor's application of his constitutional line item veto authority; (4) a challenge to the funding for New York City public schools; (5) the Governor seeking a judgment declaring that the actions of the Senate and the Assembly in voting and passing 46 budget bills violated the State Constitution, because they deleted provisions of appropriations proposed by the Governor, substituted other appropriations, and considered other bills prior to taking action on the appropriation bills submitted by the Governor; and (6) the constitutionality of those portions of Chapter 1 of the Laws of 2002 which relate to the authorization of the conversion of Empire Health Choice, d/b/a Empire Blue Cross and Blue Shield from a not-for-profit corporation to a for-profit corporation.

        Adverse developments in the proceedings described above, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2004-05 Financial Plan. The State believes that the 2004-05 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2004-05 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2004-05 Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2004-05 Financial Plan.

        On November 23, 1998, the attorneys general for 46 states (including New
York) entered into a master settlement agreement ("MSA") with the nation's largest tobacco manufacturers. Under the terms of the MSA, the states agreed to release the manufacturers from all smoking-related claims in exchange for specified payments and the imposition of restrictions on tobacco advertising and marketing. New York is projected to receive $25 billion over 25 years under the MSA, with payments apportioned among the State (51 percent), counties (22 percent), and New York City (27 percent). The projected payments are an estimate and subject to adjustments for, among other things, the annual change in the volume of cigarette shipments and the rate of inflation.

        In Freedom Holdings Inc. et al. v. Spitzer et ano., two cigarette importers brought an action in 2002 challenging portions of laws enacted by the State under the 1998 MSA that New York and many other states entered into with the major tobacco manufacturers. The initial complaint alleged: (1) violations of the Commerce Clause of the United States Constitution; (2) the establishment of an "output cartel" in conflict with the Sherman Act; and (3) selective nonenforcement of the laws on Native American reservations in violation of the Equal Protection Clause of the United States Constitution. The United States District Court for the Southern District of New York granted defendants' motion to dismiss the complaint for failure to state a cause of action. In an opinion decided January 6, 2004, the United States Court of Appeals for the Second Circuit (1) affirmed the dismissal of the Commerce Clause claim; (2) reversed the dismissal of the Sherman Act claim; and (3) remanded the selective enforcement claim to the District Court for further proceedings. Plaintiffs have filed an amended complaint that also challenges MSA itself (as well as other related State statutes) primarily on preemption grounds, and plaintiffs currently are seeking preliminary injunctive relief.

        On June 26, 2003, the State Court of Appeals ruled that the State's financing system for New York City schools was unconstitutional. The Court found that the system denied students in New York City schools a sound basic education, which it generally described as the "opportunity for a meaningful high school education, one which prepares them to function productively as civic participants." The Court directed the State to implement a remedy by July 30, 2004. Most recently, the Commission on Educational Reform issued a report that identified a "resource gap" of between $2.5 billion and $5.6 billion to provide all students with SBE. The 2004-05 Executive Budget proposes an additional $100 million in General Fund support to New York City on a school year basis for this purpose and reserves all VLT revenues to provide SBE funding while the Governor's Commission on Educational Reform outlines a series of options for the State to consider. On a fiscal year basis, the VLT revenues are projected to increase from $240 million in 2004-05 to $950 million in 2005-06 to $1.3 billion in 2006-07, and ultimately to over $2 billion annually.

        In Local Government Assistance Corporation et al. v. Sales Tax Asset Receivable Corporation and The City of New York (Supreme Court, Albany County), the petitioners challenge, inter alia, the constitutionality of Public Authorities Law section 3238-a, which requires LGAC to annually transfer $170 million to The City of New York. Section 3238-a was enacted in 2003 as part of legislation (Part A4 of Chapter 62 and Part V of Chapter 63 of the Laws of 2003) authorizing the refinancing of debt incurred by the Municipal Assistance Corporation (the "MAC Refinancing Act"). By decision and order dated September 17, 2003, the court held that the MAC Refinancing Act was constitutional. Petitioners have appealed from the decision and order to the Appellate Division, Third Department. By decision and order entered August 27, 2003, the Appellate Division, Third Department granted a preliminary injunction restraining defendants, inter alia, from issuing any bonds pursuant to the MAC Refinancing Act pending appeal.

        By memorandum and order entered March 4, 2004, the Appellate Division, Third Department, held that, to the extent that Public Authorities Law section 3240 exempted payments made pursuant to Public Authorities Law 3238-a from the necessity of annual legislative appropriations, it violated the provisions of article VII, section 11 of the New York State Constitution. The Appellate Division then severed the offending portion of section 3240 and upheld the constitutionality of the remainder of the MAC Refinancing Act. Both parties have appealed from the March 4, 2004 memorandum and order to the Court of Appeals.

        In Silver v. Pataki, the Speaker of the Assembly of the State of New York challenges the Governor's application of his constitutional line item veto to certain portions of budget bills adopted by the State Legislature contained in Chapters 56, 57 and 58 of the Laws of 1998. By decision dated July 20, 2000, the Appellate Division reversed the January 7, 1999 order of the Supreme Court, New York County, and dismissed the petition. By opinion dated July 10, 2001, the Court of Appeals reversed the decision of the Appellate Division, holding that plaintiff has the capacity and standing to sue as a member of the Assembly. By order dated June 17, 2002, the Supreme Court, New York County, granted defendant's motion for summary judgment, dismissing the complaint. Plaintiff has appealed to the Appellate Division, First Department. On July 22, 2002, the Senate of the State of New York moved in Supreme Court to intervene and for reargument. By decision entered December 11, 2003, the Appellate Division, First Department, affirmed the decision of the Supreme Court, New York County, dismissing the complaint.

        Several cases challenge provisions of Chapter 81 of the Laws of 1995 which alter the nursing home Medicaid reimbursement methodology on and after April 1, 1995. Included are New York State Health Facilities Association, et al., v. DeBuono, et al., St. Luke's Nursing Center, et al. v. DeBuono, et al., New York Association of Homes and Services for the Aging v. DeBuono, et al. (three cases), Healthcare Association of New York State v. DeBuono and Bayberry Nursing Home et al. v. Pataki, et al. Plaintiffs allege that the changes in methodology have been adopted in violation of procedural and substantive requirements of State and Federal law.

        In a decision dated June 3, 2003, involving seven consolidated cases (Matter of St. James Nursing Home v. DeBuono), the Supreme Court, Albany County, partially granted petitioners claims that the State violated the procedural requirements of the Boren Amendment and directed the State to recalculate the Medicaid rates associated with State Plan Amendment 95-23. The court dismissed petitioners' claims as to the Medicaid rates associated with State Plan Amendments 95-24 and 96-24. The State has appealed from this decision.

        In related cases, New York Association of Homes and Services for the Aging, Inc. v. Novello, et al., Valley Health Services v. State and Charles T. Sitrin Health Care Center, Inc., et al. v. SONY, et al., plaintiffs seek judgments declaring as unconstitutional, under provisions of the Constitutions of the United States and the State, amendments to Public Health Law Section 2907-d, enacted as part of Chapter 1 of the Laws of 2002, also known as the Health Care Workforce Recruitment & Retention Act of 2002, or "HCRA 2002," which impose a 6 percent assessment on nursing home gross receipts from patient care services and operating income. In a decision dated April 24, 2003, the Court granted summary judgment to defendants dismissing the Sitrin case. Plaintiffs have appealed from this decision, but subsequently withdrew their appeal. Therefore, this case is concluded.

        In Consumers Union of U.S., Inc. v. State, plaintiffs challenge the constitutionality of those portions of Chapter 1 of the Laws of 2002 which relate to the authorization of the conversion of Empire Health Choice, d/b/a Empire Blue Cross and Blue Shield from a not-for-profit corporation to a for-profit corporation. Chapter 1 requires, in part, that upon such conversion, assets representing 95 percent of the fair market value of the not-for-profit corporation be transferred to a fund designated as the "public asset fund" to be used for the purpose set forth in Section 7317 of the Insurance Law. The State and private defendants have separately moved to dismiss the complaint. On November 6, 2002, the Supreme Court, New York County, granted a temporary restraining order, directing that the proceeds from the initial public offering of the for-profit corporation be deposited with the State Comptroller in an

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

interest-bearing account, pending the hearing of a motion for a preliminary injunction, which was returnable simultaneously with the motions to dismiss, on November 26, 2002.

        By decision dated February 28, 2003, the Supreme Court, New York County, granted the defendants' motions to dismiss. In its decision, the court also granted plaintiffs leave to amend their complaint to assert a new cause of action and deferred decision on plaintiffs' motion for a preliminary injunction. The plaintiffs and defendants have appealed from the February 28, 2003 decision. Plaintiffs served an amended complaint on April 1, 2003. On April 15, 2003, the defendants moved to dismiss the amended complaint. By decision dated October 1, 2003, the court denied defendants' motions to dismiss, except for the motions to dismiss brought by the individually named members of the board of directors of Empire Healthchoice, Inc. The court also declined to vacate the temporary restraining order directing that the proceeds from the initial public offering of the for-profit corporation be deposited with the State Comptroller in an interest-bearing account. Plaintiffs have appealed from the February 28, 2003 decision. The defendants have appealed from the October 1, 2003 decision.

        In the Canadian St. Regis Band of Mohawk Indians case, plaintiffs seek ejectment and monetary damages with respect to their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. By decision dated July 28, 2003, the District Court granted, in most respects, a motion by plaintiffs to strike defenses and dismiss counterclaims contained in defendants' answers. By decision dated October 20, 2003, the District Court denied the State's motion for reconsideration of that portion of the July 28, 2003 decision which struck a counterclaim against the United States for contribution.

        In the Cayuga Indian Nation of New York case, plaintiffs seek monetary damages for their claim that approximately 64,000 acres in Seneca and Cayuga Counties were illegally purchased by the State in 1795. Prior to trial, the court held that plaintiffs were not entitled to seek the remedy of ejectment. In October 1999, the District Court granted the Federal government's motion to have the State held liable for any damages owed to the plaintiffs. In February 2000, at the conclusion of the damages phase of the trial of this case, a jury verdict of $35 million in damages plus $1.9 million representing the fair rental value of the tract at issue was rendered against the defendants. By decision and judgment dated October 2, 2001, the District Court also granted plaintiffs $211 million in prejudgment interest. The State has appealed from the judgment to the United States Court of Appeals for the Second Circuit. On October 1, 2003, the State served the United States Department of the Interior and the United States Department of Justice with a statement of claim asserting that the United States is jointly and severally liable with the State for the $248 million judgment and post-judgment interest. A statement of claim is a precursor to filing a proceeding in the United States Court of Claims.

        With respect to the two foregoing cases regarding Indian nations, the State has implemented a court-ordered increase in the shelter allowance schedule for public assistance families that became effective on November 1, 2003. Plaintiffs brought a motion to have the court determine the adequacy of the increased shelter schedule, for which a hearing is scheduled for May 2004.

        Authorities. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.

        Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

        For purposes of analyzing the financial condition of the State, debt of the State and of certain public authorities may be classified as State-supported debt, which includes general obligation debt of the State and lease-purchase and contractual obligations of public authorities (and municipalities) where debt service is paid from State appropriations (including dedicated tax sources, and other revenues such as patient charges and dormitory facilities rentals). In addition, a broader classification, referred to as State-related debt, includes State-supported debt, as well as certain types of contingent obligations, including moral obligation financings, certain contingent contractual-obligation financing arrangements, and State-guaranteed debt described above, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

        New York City and Other Localities. The fiscal health of the State may also be affected by the fiscal health of New York City, which continues to receive significant financial assistance from the State. State aid contributes to the city's ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market their securities successfully in the public credit markets.

        On September 11, 2001, two hijacked passenger jetliners flew into the World Trade Center, resulting in a substantial loss of life, destruction of the World Trade Center, and damage to other buildings in the vicinity. Trading on the major New York stock exchanges was suspended until September 17, 2001, and business in the financial district was interrupted. Recovery efforts were completed on May 30, 2002.

        Recovery, cleanup, and repair efforts will result in substantial expenditures. The U.S. Congress passed emergency legislation that authorized $40 billion for disaster assistance, increased security costs, the rebuilding of infrastructure systems and other public facilities, and disaster recovery and related activities. Congress and the President have already appropriated over $10 billion of this amount for disaster assistance in New York, Pennsylvania and Virginia. The President has submitted a bill to congress that would bring the total commitment of Federal disaster assistance for New York to $21.4 billion. In addition, the State legislature increased the financing capacity of the New York City Transitional Finance Authority ("TFA") by $2.5 billion to fund recovery costs, and has authorized the TFA to issue debt without limit as to principal amount that is payable solely from State or Federal aid received on account of the disaster.

        On March 9, 2002, the President signed nationwide stimulus legislation that includes $5.5 billion toward the $21.4 billion commitment, in the form of temporary tax provisions aimed at creating redevelopment incentives for businesses located in the Liberty Zone, the area surrounding the World Trade Center site. The Liberty Zone provisions expand the work opportunity tax credit, provide a bonus 30 percent depreciation deduction, authorize the issuance of $8 billion in tax-exempt private activity bonds, allow for advance refunding of certain bonds for facilities in New York City, and increase the small business expensing limit.

        The City is seeking to be reimbursed by the Federal government for all of its direct costs for response and remediation of the World Trade Center site. These costs are now expected to be substantially below previous estimates. The City also expects to receive Federal funds for costs of economic revitalization and other needs, not directly payable through the City budget, relating to the September 11th attack.

        The City has achieved balanced operating results for each of its fiscal years since 1981 as measured by the GAAP standards in force at that time. The City prepares a four-year financial plan annually and updates it periodically, and prepares a comprehensive annual financial report each October describing its most recent fiscal year.

        In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year, the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P.

        On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On February 3, 1998 and again on May 27, 1998, S&P assigned a BBB+ rating to the City's general obligation debt and placed the ratings on CreditWatch with positive implications. On March 9, 1999, S&P assigned its A- rating to Series 1999H of New York City general obligation bonds and affirmed the A- rating on various previously issued New York City bonds. On November 27, 2002, S&P changed its outlook for the City's general obligation debt to "negative" from "stable" but maintained its single-A rating.

        Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On February 25, 1998, Moody's upgraded approximately $28 billion of the City's general obligations from Baa1 to A3. On June 9, 1998, Moody's affirmed its A3 rating to the City's general obligations and stated that its outlook was stable. In August 2000, Moody's upgraded approximately $26 billion of the City's general obligations from A3 to A2. On September 19, 2001, as a result of the attacks of September 11th, Moody's changed the outlook on the City's bonds from stable to uncertain. Shortly thereafter, on November 16, 2001, this outlook was changed again by Moody's from uncertain to negative. On January 28, 2004, Moody's upgraded its outlook on the City's bonds from negative to stable in light of the City's improving economy and revenue picture.

        On March 8, 1999, Fitch IBCA upgraded New York City's $26 billion outstanding general obligation bonds from A- to A. Subsequent to that time, the City's general obligation bonds have not been downgraded by Fitch IBCA.

        In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for the City of New York ("NYC MAC") to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the control period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a control period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

        Currently, the City and its Covered Organizations (i.e., those organizations which receive or may receive moneys from the City directly, indirectly or contingently) operate under the City's Financial Plan. The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in its Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments (such as the World Trade Center attack) and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

        For the 2000-01 and 2001-02 fiscal years (ending June 30), the City had operating surpluses of $2.9 billion and $686 million, respectively, before discretionary and other transfers, and achieved balanced operating results after discretionary and other transfers, in accordance with GAAP. Prior to its gap-closing program, the City projected a $4.8 billion budget gap for fiscal year 2003, and even larger gaps in subsequent years.

        On April 15, 2003 the City released the Executive Budget for the fiscal year 2003-04 and, primarily as a result of the continued decline in the tax revenue forecast and added costs arising from the State's Executive Budget (published after the January preliminary budget) the budget gap was projected to be $3.8 billion in fiscal year 2003-04. The plan anticipated closing this budget gap through a $600 million gap-closing program, State actions totaling $2.7 billion (including a request for restoration of executive budget cuts, personal income tax reform and other State legislative proposals), $1 billion contingency plan if the State failed to act on these proposals, a streamlining of the delivery of social services saving $75 million, a Federal program worth $200 million and $200 million in revenue as part of the phased-in payment for the airport leases.

        On June 30, 2003, the City submitted the June 2003 Financial Plan, which projected revenues and expenditures for the 2002-03 and 2003-04 fiscal years balanced in accordance with GAAP, after discretionary and other transfers. The June 2003 Financial Plan reflected changes since the June 2002 Financial Plan, as subsequently modified by the Financial Plans submitted on November 18, 2002, January 31, 2003 and April 23, 2003.

        Compared to the June 2002 Financial Plan, the June 2003 Financial Plan prior to implementation of the tax increase program, projected significantly lowered tax revenues due to a continued weak economy, which has resulted in lower wage earnings and lower corporate earnings, and reflects other revised forecasts, such as higher pension costs.

        The City's June Financial Plan, which incorporated the enacted budget for 2002-03, included gap-closing actions of $4.8 billion to balance the 2002-03 budget. The gap-closing program included resources from agency actions and anticipates actions to be taken by the Federal and State governments and the municipal unions. The 2002-03 budget also included $1.5 billion in bond proceeds from the TFA to mitigate a portion of the lost tax revenues related to the September 11th attack on the World Trade Center. The financial plan did not include wage increases for any City employees beyond the current round of collective bargaining.

        The June 2003 Financial Plan included a program to close a budget gap of $8.1 billion in fiscal year 2003-04. The gap-closing program included in the June 2003 Financial Plan reflected the implementation of an 18.49 percent property tax increase, an increase in personal income tax rates, both effective January 1, 2003, an enacted increase in the City portion of the sales tax by one-eighth percent for two years, commencing in June 2003 and a program to reduce agency expenditures and increase agency revenues by $950 million in fiscal year 2002-03 and $2.1 billion in fiscal year 2003-04. The June 2003 Financial Plan also assumed retroactive and ongoing payments for the Port Authority of New York and New Jersey for airport leases. As a result of the 2003-04 fiscal year State Budget that was enacted in May 2003, the June 2003 Financial Plan included State Assistance in the amount of $2.7 billion. Included in the $2.7 billion of State Assistance, the June 2003 Financial Plan assumed the saving of $500 million from refinancing debt of MAC for the City of New York by a local development corporation with funds provided by the State pursuant to State legislation. The Governor has stated that he believes such legislation is unconstitutional.

        On August 13, 2003, LGAC, its Chairperson, the DOB and its Director sued the City and the Sales Tax Asset Receivable Corporation ("STAR Corp.") seeking to prevent the issuance of bonds by STAR Corp., the local development corporation expected to finance the cost of debt service on MAC debt otherwise payable from City sales tax revenue. STAR Corp. debt is expected to be paid from the annual payment of $170 million from LGAC, which the City would assign to STAR Corp. The State Supreme Court granted the City's and STAR Corp.'s motion for summary judgment. Plaintiffs appealed that decision to the State Appellate Division which had previously issued a preliminary injunction preventing STAR Corp. from issuing its bonds pending appeal. A subsequent decision by the State Appellate Division has been appealed by both parties to the Court of Appeals. The outcome of this litigation cannot be predicted with certainty. If the $500 million in annual savings in MAC debt service for fiscal years 2004 through 2008 from the STAR Corp. financing is not available to the City, the City would be forced to reduce expenditures or increase revenues to maintain balanced operating results for fiscal year 2004 and would be faced with larger than forecasted budget gaps in the subsequent years of the Financial Plan.

        The Financial Plan does not make any provision for wage increases, other than the pay increases for the 2000-02 round of bargaining and pay increases to be funded by productivity initiatives. It is estimated that each one percent wage increase for all City employees for subsequent contract periods would cost approximately $212 million annually (including benefits). The City Comptroller and others have issued reports identifying various risks. In addition, the economic and financial condition of the City may be affected by various financial, social, economic, geo-political and other factors which could have a material effect on the City.

        On October 3, 2003, the City's Office of Management and Budget directed City agencies to detail how they would sustain a three percent reduction in City-funded expenditures, with the goal of achieving budgetary savings of $300 million in fiscal year 2004.

        On October 15, 2003, the Mayor and the Governor announced that the City and the Port Authority of New York and New Jersey (the "Port Authority") had reached an agreement to extend the current lease on John F. Kennedy International and LaGuardia airports through 2050. The agreement secures a minimum upfront payment to the City of approximately $700 million and a minimum annual rent payment of $93.5 million. The upfront payment, which consists of an approximately $500 million lump sum payment and the annual rent payments for 2002 and 2003, is expected to be received late in fiscal year 2004 or in fiscal year 2005. This agreement is subject to the approval of the Port Authority Board and other closing conditions.

        The City has recognized $2.7 billion in State assistance as a result of the fiscal year 2003-04 State Budget that was enacted in May 2003.

        On February 12, 2004, the Office of the State Deputy Comptroller issued a report that concluded that New York City had overcome its most serious fiscal challenge since the 1970s, and that despite the budget risks cited in the report, New York City will end FY 2004 with a substantial budget surplus and should have little difficulty balancing the FY 2005 budget because it can draw upon reserves and other resources if needed. The report cautioned that continued progress toward recurring budget balance will depend upon sustained economic improvement, an affordable labor agreement, and a reduction in the projected growth in nondiscretionary spending.

        On April 26, 2004, the Mayor issued the 2004-05 Executive Budget and Four-Year Financial Plan for City Fiscal Years 2003-04 through 2007-08. The City projects a surplus of $1.3 billion in the current fiscal year, a balanced budget for 2004-05, and a projected budget gap of $3.8 billion in 2005-06.

        New York City is heavily dependent on New York State and Federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future Federal and State assistance will enable the City to make up any potential future budget deficits. Although the City has consistently maintained balanced budgets and is projected to achieve balanced operating results for the current fiscal year, there can be no assurance that the gap-closing actions proposed in its Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

        The projections set forth in the City's Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the HHC to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

        To successfully implement its Financial Plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as to finance seasonal needs and recovery costs related to the World Trade Center. In recent years, the State Constitutional debt limit would have prevented the City from entering into new capital contracts. To prevent disruptions in the capital program, two actions were taken to increase the City's capital financing capacity: (i) the State Legislature created the New York City Transitional Finance Authority in 1997, and (ii) in 1999, the City created TSASC, Inc., a not-for-profit corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues. The City expects that these actions, combined with the City's remaining capacity, will provide sufficient financing capacity to continue its capital program through City fiscal year 2011.

        The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

        Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State's projections of its receipts and disbursements for the fiscal year.

        Municipalities and school districts have engaged in substantial short-term and long-term borrowings. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding.

        From time to time, Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing State assistance in the future.

NEW JERSEY INVESTMENT RISKS

        The New Jersey Municipal Money Market Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of New Jersey Municipal Securities to meet their continuing obligations for the payment of principal and interest. A fund that invests primarily in New Jersey Municipal Securities, the value of the Fund's shares may be especially affected by factors pertaining to the economy of New Jersey and other factors specifically affecting the ability of issuers of New Jersey Municipal Securities to meet their obligations, although this risk is low for a money market fund.

        The State of New Jersey generally has a diversified economic base consisting of, among others, commerce and service industries, selective commercial agriculture, insurance, tourism, petroleum refining and manufacturing. For most of 2003, New Jersey's unemployment rate was consistently below 6.0% While New Jersey's economic base has become more diversified over time and thus its economy appears to be less vulnerable during recessionary periods, the future direction of New Jersey's economy hinges on assumptions of no further terrorist attacks, supportive monetary and fiscal stimulus and no further turmoil in the financial markets. To the extent that any adverse conditions exist in the future which affect the obligor's ability to repay debt, the value of the Fund may be immediately and substantially affected.

        The State of New Jersey and its political subdivisions, agencies and public authorities are authorized to issue two general classes of indebtedness: general obligation bonds and revenue bonds. Both classes of bonds may be included in the Fund's portfolio. The repayment of principal and interest on general obligation bonds is secured by the full faith and credit of the issuer, backed by the issuer's taxing authority, without recourse to any special project or source of revenue. Special obligation or revenue bonds may be repaid only from revenues received in connection with the project for which the bonds are issued, special excise taxes, or other special revenue sources and generally are issued by entities without taxing power. Neither the State of New Jersey nor any of its subdivisions is liable for the repayment of principal or interest on revenue bonds except to the extent stated in the preceding sentences.

        New Jersey's general obligation bonds are repaid from revenues obtained through the general taxing authority. An inability to increase taxes may adversely affect New Jersey's ability to authorize or repay debt.

        Public authorities, private non-profit corporations, agencies and similar entities of New Jersey ("Authorities") are established for a variety of beneficial purposes, including economic development, housing and mortgage financing, health care facilities and public transportation. The Authorities are not operating entities of the State of New Jersey, but are separate legal entities that are managed independently. The State of New Jersey oversees the Authorities by appointing the governing boards, designating management, and by significantly influencing operations. The Authorities are not subject to New Jersey constitutional restrictions on the incurrence of debt, applicable to the State of New Jersey itself, and may issue special obligation or private activity bonds in legislatively authorized amounts.

        An absence or reduction of revenue will affect a bond-issuing Authority's ability to repay debt on special obligation bonds and no assurance can be given that sufficient revenues will be obtained to make such payments, although in some instances repayment may be guaranteed or otherwise secured.

        Various Authorities have issued bonds for the construction of health care facilities, transportation facilities, office buildings and related facilities, housing facilities, pollution control facilities, water and sewage facilities and power and electric facilities. Each of these facilities may incur different difficulties in meeting its debt repayment obligations. Hospital facilities, for example, are subject to changes in Medicare and Medicaid reimbursement regulations, attempts by Federal and state legislatures to limit the costs of health care and management's ability to complete construction projects on a timely basis as well as to maintain projected rates of occupancy and utilization. At any given time, there are several proposals pending on a federal and state level concerning health care which may further affect a hospital's debt service obligation.

        Housing facilities may be subject to increases in operating costs, management's ability to maintain occupancy levels, rent restrictions and availability of federal or state subsidies, while power and electric facilities may be subject to increased costs resulting from environmental restrictions, fluctuations in fuel costs, delays in licensing procedures and the general regulatory framework in which these facilities operate. All of these entities are constructed and operated under rigid regulatory guidelines.

        Certain litigation is pending against the State that could adversely affect the ability of the State to pay debt service on its obligations. These include the following matters: (i) representatives of the trucking industry have filed a constitutional challenge to annual hazardous and solid waste licensure renewal fees; (ii) several litigations are pending that involve challenges to the adequacy of educational funding and budgeting and other programs in respect of poor and middle income school districts within the State; (iii) approximately 40 hospitals have brought suits challenging the State's Medicaid hospital reimbursement rates for the years 1995 through 2001; (vi) allegations that New Jersey violated constitutional, statutory and other legal provisions by failing to fund a certain teacher's pension fund while requiring employees to increase their contributions to such fund; (v) a federal class action was commenced in August 1999 alleging that the State Division of Youth and Family Services has failed to protect abused and neglected children in the State and to furnish legally required services to children and their families; (vi) an owner of approximately 80 acres of wetlands in the City of Cape May has challenged as an unlawful taking the State Department of Environmental Protection's refusal to permit development of the property and is seeking in excess of $28 million in damages; (vii) in July 2002 the New Jersey Transit Corporation's contractor for the construction of the Southern New Jersey Light Rail Transit Project filed suit alleging over $100 million in damages and claims on the project; and (viii) an action has been brought alleging that the Legislature's appropriation of bond proceeds used to pay interest on certain bonds is unconstitutional. In addition to these specific cases, there are various numbers of tort, medical malpractice, contract and other claims pending against the State and its agencies and employees at any given time, on which the State is unable to estimate its exposure.

        Although the New Jersey Municipal Money Market Fund generally intends to invest its assets in New Jersey Municipal Securities rated within the two highest rating categories assigned by S&P, Moody's or Fitch, there can be no assurance that such ratings will remain in effect until such obligations mature or are redeemed or will not be revised downward or withdrawn. Such revisions or withdrawals may have an adverse affect on the market price of such securities.

        Although there can be no assurance that such conditions will continue, the State's general obligation bonds are currently rated AA with stable outlook by S&P, AA by Fitch's and Aa2 by Moody's.

FLORIDA INVESTMENT RISKS

        The financial condition of the State of Florida may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State, its agencies, instrumentalities or sponsored enterprises but also by entities that are not under the control of the State. Adverse developments affecting the State's financing activities, its agencies or its political subdivisions could adversely affect the State's financial condition.

        Florida law requires that the financial operations of the State be maintained through the General Revenue Fund, trust funds, the Working Capital Fund and the Budget Stabilization Fund.

The majority of tax revenues are deposited in the General Revenue Fund. Revenues in the General Revenue Fund which exceed the amount needed for appropriations may be transferred to the Working Capital Fund. State monies are disbursed pursuant to appropriations acts.

        The Florida Constitution (the "Constitution") mandates the creation and maintenance of a Budget Stabilization Fund, in an amount not less than 5% nor more than 10% of the last complete fiscal year's net revenue collections for the General Revenue Fund. Funds in the Budget Stabilization Fund may only be transferred to the General Revenue Fund to offset a deficit or to provide emergency funding. The Florida Constitution prohibits money in this fund from being committed or obligated for any other purpose.

        The Constitution limits state revenues collected to state revenues allowed under the Constitution for the prior fiscal year plus an adjustment for growth. "Growth" is an amount equal to the average annual rate of growth in Florida personal income over the most recent twenty quarters multiplied by the state revenues allowed under the Constitution for the prior fiscal year. State revenues collected for any fiscal year in excess of this limit are transferred to the Budget Stabilization Fund until the fund reaches the maximum balance specified in the Constitution, at which time excess revenues must be refunded to the taxpayers. State revenues allowed for any fiscal year may be increased by a two-thirds vote of the legislature. For purposes of this limitation, state revenues do not include certain categories of revenues including those pledged to state bonds and other payments related to debt.

        The Constitution requires the State to have a balanced budget and to raise revenues to defray its operating expenses. The State may not borrow for the purpose of maintaining ordinary operating expenses, but generally may borrow for capital improvements.

        Florida uses a consensus process in developing estimates of revenue and expenditures necessary for preparing the State budget. The authority for revenue forecasting is placed with a conference specifically designed for this purpose. The conference consists of one member from each of the staffs of the Office of the Governor, the Senate, the House of Representatives, and the Division of Economic and Demographic Research. These four representatives must arrive at a consensus to have an official revenue forecast. Revenue estimating conferences are normally held twice a year--in late autumn to establish the forecast for budget recommendations and in the spring to determine the amount available for appropriation during the session. The objective of the General Revenue Estimating Conference is to determine the amount of funds available for appropriation from the General Revenue Fund.

        For fiscal year 2003-04, general revenue spending was budgeted to increase by $565.5 million or 2.7% over the prior fiscal year. General revenue appropriations for fiscal year 2003-04 total approximately $21,273.3 million, to be funded by general revenue collections previously projected at $20,118.7 million, $713.5 million in trust fund transfers, approximately $200 million in unused appropriations and reversions from the prior fiscal year and $174.8 million resulting from 2003 legislative changes. The Budget Stabilization Fund reserves of $958.9 million have not been used to fund the 2003-04 budget.

        In October 2003, the Florida Legislature, in special session, created the Scripps Florida Funding Corporation and increased appropriations by $310 million to fund the corporation.

        The Revenue Estimating Conference met in November 2003 to review and revise the general revenue projections for fiscal years 2003-04 and 2004-05. The fiscal year 2003-04 revenue estimate was increased by $541.1 million to $20,869.8 million or 2.6% more than the prior estimate. Fiscal year 2004-05 general revenue was projected to be $21,573.6 million, $703.8 million more than the estimate for the current fiscal year.

        The Working Capital Fund balance at fiscal year end was projected to increase to $1,595.6 million, due primarily to approximately $544 million in federal aid to states and approximately $400 million in estimated federal matching assistance for Medicaid to be received under the Federal Jobs and Growth Tax Relief Reconciliation Act of 2003.

        The Revenue Estimating Conference met in March 2004 to reevaluate revenue estimates for the general revenue fund for fiscal years 2003-04 and 2004-05. For the current fiscal year, the new revenue forecast was increased by $538.4 million, or 2.6% over the November estimate, to $21,408.2 million. Fiscal year 2004-05 general revenue collections are projected to be $22,143.1 million, or 2.6% higher than the previous estimate.

        Total General Revenue Fund and Working Capital Fund combined funds for fiscal year 2003-04 are projected to be $23,448.2 million, with a year-end projected balance of $2,187.7 million, or 10.3% of appropriations. The projected year-end balance reflects the increased general revenue estimate off-set by the $310 million to fund the Scripps Florida Funding Corporation, a $413.4 million budget amendment to reduce Medicaid appropriations, and the Governor's vetoes. The estimated balance in the Budget Stabilization Fund is expected to be $966.4 million at the end of the current fiscal year.

        On May 28, 2004, the Governor signed into law the General Appropriations Act setting forth the State's budget for fiscal year 2004-05. The legislature budgeted $24.4 billion of general revenue and $33.6 billion of trust funds in the General Appropriations Act, and made supplemental appropriations of approximately $89.9 million in other bills. General appropriations, after the Governor's vetoes, total approximately $57.7 billion, or 5.15% more than the 2003-04 budget.

        There are a number of methods by which the State of Florida may incur debt. The State may issue bonds pledging the full faith and credit of the State to finance or refinance certain capital projects authorized by its voters. The total outstanding principal of State bonds pledging the full faith and credit of the State may not exceed 50% of the total tax revenues of the State for the two preceding fiscal years. There are currently no bonds outstanding under this authorization.

        All of the State's full faith and credit debt currently outstanding has been issued under separate constitutional authority. Such debt includes bonds for pollution control and abatement, solid waste disposal, right of way acquisition and bridge construction, public education capital outlay, county roads and school districts or community colleges. Although these bonds are not subject to the above-referenced debt limitation, each program has debt service coverage tests, which must be met prior to issuance.

        The State may also issue bonds to finance or refinance State capital outlay projects, which are payable from funds derived directly from sources other than State tax revenues. Bonds outstanding under this authorization include financings for the State University System, individual universities, public schools, State owned office facilities, and toll roads. The Constitution specifically authorizes the issuance of bonds to fund student loans, to finance housing, and to refund outstanding bonds at a lower net interest cost. The Constitution was amended in 1998 to expressly permit the issuance of bonds pledging a dedicated State tax source for the purpose of conservation, outdoor recreation, water resource development, restoration of natural systems, or historic preservation.

        Bonds are also outstanding which are payable from documentary stamp taxes deposited in the Land Acquisition Trust Fund for conservation and recreation purposes.

        Although most of the debt of the State is issued through the Division of Bond Finance, there are other entities which issue bonds and incur long term obligations secured by State revenues including, among others, the Tobacco Settlement Financing Corporation with the power to issue up to $3 billion in revenue bonds to purchase the State's interest in the tobacco litigation settlement agreement and the Florida Water Pollution Control Financing Corporation with the power to issue bonds not to exceed $300 million in any fiscal year to finance projects through the State's Department of Environmental Protection authorized under the federal Clean Water Act.

        The State made a substantial investment in infrastructure over the past ten years, addressing the requirements of a growing population for education, transportation and preserving environmental lands. Total State debt more than doubled over the last ten years increasing from approximately $9.2 billion as of June 30, 1993 to approximately $20.4 billion as of June 30, 2003. The increase was primarily due to the issuance of additional PECO bonds of $4.3 billion and implementing both the lottery bond program for school construction of $1.8 billion and the Preservation 2000/Florida Forever Programs for $2.9 billion.

        Debt increased $1.2 billion in fiscal year 2003 from $19.2 billion at June 30, 2002 to approximately $20.4 billion at June 30, 2003, slightly greater than the average annual increase of approximately $1.1 billion per year over the last 10 years. The increase in debt is due primarily to additional borrowing for school construction with financing programs for education facilities accounting for 50% or $601 million of the increase over the prior year.

        The State's annual debt service payments on net tax-supported debt have grown to approximately $1.5 billion per year. Annual debt service requirements have nearly tripled over the last 10 years reflecting the increase in debt outstanding. The State's annual debt service payment obligation has risen from $525 million in 1993 to approximately $1.5 billion in 2003. Annual debt service payments are estimated to grow from $1.5 billion to $2.2 billion by fiscal year 2013.

        Approximately $10.5 billion of debt is expected to be issued over the next 10 years for all of the State's financing programs currently authorized. This estimated issuance decreased $533 million compared to the previous projection of expected debt issuance. The decrease in expected debt issuance over the next 10 years is due to off-setting increases and decreases in various financing programs. The primary decrease is due to using $300 million in cash from a debt service reserve for funding Florida Forever and Everglades Restoration instead of issuing bonds. Other decreases were caused by issuing bonds for the Florida Forever and Right of Way programs which are not expected to be repeated. The offsetting increase was caused by adding $600 million in lottery bonds to fund a constitutional initiative requiring class size reduction in Florida's public schools.

        Florida's debt is considered moderate and manageable; however, the State faces significant challenges for funding potentially very expensive constitutional initiatives. No debt has been included in the projections for further funding of constitutional initiatives for class size reduction or high speed rail. Any borrowing to fund these constitutional initiatives or other programs would be in addition to the $10.5 billion expected borrowing detailed above.

        The Constitution limits the right of the State to tax. The State of Florida currently imposes, among other taxes, an ad valorem tax on intangible property and a corporate income tax. Currently there is no Florida personal income tax. Certain other taxes the State of Florida imposes include: (i) an estate or inheritance tax which is limited by the Constitution to an amount not in excess of the amount allowed to be credited upon or deducted from federal estate taxes or the estate taxes of another state; and (ii) a 6% sales tax on most goods and certain services with an option for counties to impose up to an additional 1% sales tax on such goods and services. In addition, counties may assess various discretionary sales surtaxes within the county.

        The Constitution reserves the right to charge an ad valorem tax on real estate and tangible personal property to Florida's local governments. All other forms of taxation are preempted to the State of Florida except as may be provided by general law. Motor vehicles, boats, airplanes, trailers, trailer coaches and mobile homes, as defined by law, may be subject to a license tax for their operation, but may not be subject to an ad valorem tax.

        Under the Constitution, ad valorem taxes may not be levied in excess of the following millage upon the assessed value of real estate and tangible personal property: for all county purposes, ten mills; for all municipal purposes, ten mills; for all school purposes, ten mills; for water management purposes for the northwest portion of the State, .05 mills; for water management purposes for the remaining portion of the State, one mill; and for all other special districts a millage authorized by law and approved by referendum. When authorized by referendum, the above millage caps may be exceeded for up to two years. Counties, school districts, municipalities, special districts and local governmental bodies with taxing powers may issue bonds to finance or refinance capital projects payable from ad valorem taxes in excess of the above millage cap when approved by referendum. It should be noted that several municipalities and counties have charters that further limit either ad valorem taxes or the millage that may be assessed.

        The Florida Constitution limits the assessed value of homestead real property for ad valorem tax purposes to the lower of (A) three percent (3%) of the assessed value for the prior year; or (B) the percentage change in the Consumer Price Index for the preceding calendar year. In addition, no such assessed value shall exceed "just value" and such just value shall be reassessed (notwithstanding the 3% cap) as of January 1 of the year following a change of ownership of the assessed real property.

        The Florida legislature has passed a number of mandates which limit or place requirements on local governments without providing the local governments with compensating changes in their fiscal resources. The Florida legislature enacted a comprehensive growth management act which forces local governments to establish and implement comprehensive planning programs to guide and control future development. This legislation prohibits public or private development that does not conform to the locality's comprehensive plan. Local governments may face greater requirements for services and capital expenditures than they had previously experienced if their locality experiences increased growth or development. The burden for funding these potential services and capital expenditures which has been left to the local governments may be quite large.

        Florida has grown dramatically since 1980. As of April 1, 2003, Florida ranked fourth nationally with an estimated population of 17.07 million. The State's population grew by 1,088,684 during the first three years of the decade representing a growth rate of 6.8%. Florida's population is projected to grow to 18,978,666 by 2010, an increase of 18.7% over the 2000 census count. The Census Bureau has projected that Florida will become the nation's third largest state between 2015 and 2020.

        As of 2003, real property values totaled approximately $1.2 trillion increasing 13.62% over real property values in 2002 of approximately $1.1 trillion.

        Florida's unemployment rate was 5.3% in December 2002 slightly lower than the year earlier rate of 6.0%. Between 1990 and 2000, Florida's working age population (age 18-64) increased by approximately 20.1% and the number of employed persons increased by approximately 20.2%. The services sector of the State's economy continues to grow. In 2003, services were 47.9% of the State's total non-farm jobs compared to 42.9% five years earlier. The total number of non-farm jobs increased 6.7% while jobs in services increased 11.6% over the same period.

        Florida's total personal income has historically grown at rates similar to those of the U.S. and other southeastern states. From 1994-2003, Florida's total personal income grew by 70% and per capita income expanded by approximately 39%. For the nation, total and per capita personal income increased by 59% and 42% respectively.

        Because Florida has an older and proportionally larger retirement population than most states, property income (dividends, interest and rent) and transfer payments (social security, retirement, disability, unemployment insurance, worker's compensation and veterans benefits) are major sources of income.

        Tourism continues to remain an important aspect of Florida's economy. Its financial impact is reflected in a broad range of market sectors including transportation, communications, retail trade and services and tax revenues generated by business activities which cater to visitors. According to Visit Florida, the direct support organization for the Florida Commission on Tourism, approximately 75.6 million people visited the State in 2003, a 2.4% increase over 2002. According to the Florida Statistical Abstract, (University of Florida, Bureau of Economic and Business Research, 2002) visitors to Florida's state parks and recreation areas totaled 18,245,773 for fiscal year 2002-03, a 2.8% increase over the prior year. The Florida Department of Business and Professional Regulation records indicate that 42,688 food service establishments and 35,133 lodging establishments have been licensed.

        Florida's location lends itself to international trade and travel. The State's international merchandise trade (imports and exports) totaled $70.14 billion in 2002. The State's exports declined by 6.6% in 2002 while the nation's exports declined by 5.2%. Imports increased by 4% during the same period compared to 1.9% for the nation. The State's top five exports for 2002 were machinery, electrical machinery, vehicles, optical and medical instruments, and aircraft and spacecraft, and the top five imports were motor vehicles, apparel, electrical machinery, aircraft and spacecraft, and mineral fuel and oil. The State's top trading partners in 2002 were Brazil, the Dominican Republic, Japan, Honduras and Germany.

        Transportation of goods and passengers is facilitated by Florida's integrated transportation system. The State has approximately 120,000 miles of roads, 13 freight railroads with 2,887 miles of track, and AMTRAK passenger train service. There are 23 fixed route transit systems and 828 aviation facilities, of which 131 are available for public use; 20 provide scheduled commercial service and 13 provide international service. According to preliminary figures from the Airport Council International in 2002, eight Florida airports were among the U.S.'s top 100 based on number of passengers. Florida also has 14 deep-water ports, 9 major shallow water ports, and 4 significant river ports, many of which are interconnected by the State's inland waterway system.

         The payment on most Florida Municipal Securities held by the Florida Municipal Money Market Fund will depend upon the issuer's ability to meet its obligations. If the State or any of its political subdivisions were to suffer serious financial difficulties jeopardizing their ability to pay their obligations, the marketability of obligations issued by the State or localities within the State, and the value of the Florida Municipal Money Market Fund's portfolio, could be adversely affected.

PORTFOLIO SECURITIES GENERALLY

        Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Trustees or Columbia, pursuant to guidelines established by the Board, will promptly consider such an event in determining whether the Fund involved should continue to hold the obligation. The Board of Trustees or Columbia may determine that it is appropriate for the Fund to continue to hold the obligation if retention is in accordance with the interests of the Fund and applicable regulations of the Securities and Exchange Commission ("SEC").

                             INVESTMENT LIMITATIONS

        In addition to each Fund's investment objective as stated in its Prospectuses, the following investment limitations are matters of fundamental policy and may not be changed with respect to a Fund without the affirmative "vote of the holders of a majority of the outstanding shares" of the Fund (as defined under "Miscellaneous" below).

        No Fund may:

1. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted by the 1940 Act.

2. Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than (a) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, (b) with respect to the Money Market Fund, securities issued by domestic banks, foreign branches of domestic banks and U.S. branches of foreign banks; and (c) with respect to the Tax-Exempt Money Market Fund, Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, New York Municipal Money Market Fund, New Jersey Municipal Money Market Fund and Florida Municipal Money Market Fund, securities issued by any state, territory or possession of the U.S. Government, the District of Columbia, or any of their authorities, agencies, instrumentalities or political subdivisions).

3.      Make loans except to the extent permitted by the 1940 Act.

4. Underwrite securities of other issuers, except insofar as the Fund technically may be deemed to be an underwriter under the 1933 Act in connection with the purchase and sale of its portfolio securities.

5. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

6. Purchase or sell commodities or commodity contracts except that the Fund may, to the extent consistent with its investment objective and policies, purchase and sell financial futures contracts and related options and foreign currency forward contracts, futures contracts and related options.

Additionally, each of the Money Market, Government Money Market, U.S. Treasury Money Market and Tax-Exempt Money Market Funds may not:

7. Make any investment inconsistent with the Fund's classification as a diversified series of an open-end investment company under the 1940 Act, provided, however, that each Fund may invest without regard to this limitation to the extent permitted by Rule 2a-7 under the 1940 Act or any successor rule.

The New Jersey Municipal Money Market Fund:

8. Invests at least 80% of the value of its net assets (plus any borrowings for investment purposes) in obligations the interest income from which is exempt from both federal regular income tax and the New Jersey personal income tax.

The Florida Municipal Money Market Fund:

9. Invests at least 80% of the value of its net assets (plus any borrowings for investment purposes) in obligations the interest income from which is exempt from federal regular income tax and that are exempt from the Florida intangible personal property tax.

        The following investment limitations with respect to the Money Market, Government Money Market, U.S. Treasury Money Market and Tax-Exempt Money Market Funds may be changed by Galaxy's Board of Trustees without shareholder approval:

10. A Fund may not invest more than 10% of its net assets in illiquid securities.

11. Each Fund may purchase foreign securities to the extent consistent with its investment objective and policies.

12. A Fund may not sell securities short, maintain a short position, or purchase securities on margin, except for short-term credits as are necessary for the clearance of transactions.

13. A Fund may not write or sell put options, call options, straddles, spreads or any combination thereof.

14. A Fund may not purchase securities of companies for the purpose of exercising control.

15. A Fund may not purchase the securities of other investment companies except as permitted by the 1940 Act.

        The following investment limitations with respect to the Connecticut Municipal Money Market, Massachusetts Municipal Money Market, New York Municipal Money Market, New Jersey Municipal Money Market and Florida Municipal Money Market Funds may be changed by Galaxy's Board of Trustees without shareholder approval:

16. No Fund may with respect to at least 50% of its total assets invest more than 5% of its total assets in the securities of a single issuer, and no Fund may invest more than 25% of its total assets in the securities of a single issuer at the close of each quarter of each fiscal year. Under this limitation, each governmental subdivision, including states, territories and possessions of the United States, or their political subdivisions, agencies, authorities, instrumentalities, or similar entities will be considered a separate issuer if its assets and revenues are separate from those of the governmental body creating it and the security is backed only by its own assets and revenues. Industrial development bonds backed only by the assets and revenues of a non-governmental user are considered to be issued solely by that user. If, in the case of an industrial development bond or government-issued security, a governmental or other entity guarantees the security, such guarantee would be considered a separate security issued by the guarantor, as well as the other issuer, subject to limited exclusions allowed by the 1940 Act.

17. A Fund may not sell securities short, maintain a short position, or purchase securities on margin, except for short-term credits as are necessary for the clearance of transactions.

18. A Fund may not purchase securities of other investment companies except as permitted by the 1940 Act.

19. Except for the New Jersey Municipal Money Market Fund and Florida Municipal Money Market Fund, no Fund may purchase or retain the securities of any issuer if the officers and Trustees of Galaxy or Columbia, owning individually more than 1/2 of 1% of the issuer's securities, together own more than 5% of the issuer's securities.

20. No Fund may purchase or sell interests in oil, gas, or other mineral exploration or development programs or leases.

21. No Fund may purchase or sell puts, calls, straddles, spreads, or any combination thereof, except that each such Fund may purchase Municipal Securities accompanied by agreements of sellers to repurchase them at the Fund's option.

22. No Fund may invest more than 10% of its net assets in illiquid securities.

23. No Fund may purchase securities of companies for the purpose of exercising control.

        With respect to Investment Limitation No. 1 above, the 1940 Act permits a Fund to borrow from any bank, provided that immediately after any such borrowing, there is an asset coverage of at least 300% for all borrowings of the Fund. In addition, a Fund may engage in certain securities trading practices, such as reverse repurchase agreements, that are deemed to be borrowings under the 1940 Act, provided that the Fund maintains in a segregated custodial account liquid assets equal to the repurchase price (including accrued interest).

        With respect to Investment Limitation No. 3 above, the 1940 Act permits a Fund to lend its portfolio securities against collateral having a value equal at all times to at least 100% of the value of the securities loaned. However, no portfolio securities loan shall be made on behalf of a Fund if, as a result, the aggregate value of all securities loaned by the Fund would exceed 33-1/3% of the value of its total assets (including the value of the collateral for the loans) at the time of the loan. In addition, a Fund may engage in certain securities trading practices, such as repurchase agreements, that are deemed to be loans under the 1940 Act.

        With respect to Investment Limitation No. 7 above, the 1940 Act prohibits a diversified Fund from purchasing the securities of any one issuer if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer (the "5% limitation") or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that (a) up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and (b) the Fund may invest in U.S. Government obligations without regard to these limitations. In addition, the Funds intend to comply with the diversification requirements for money market funds imposed by Rule 2a-7 under the 1940 Act, as further described below.

        With respect to Investment Limitation Nos. 15 and 18 above, the 1940 Act prohibits a Fund, subject to certain exceptions, from acquiring the securities of other investment companies if, as a result of such acquisition, (a) the Fund owns more than 3% of the total outstanding voting stock of the investment company; (b) securities issued by any one investment company represent more than 5% of the total assets of the Fund; or (c) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund.

        Each Fund may purchase restricted securities, which are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restrictions on resale under the federal securities laws. Certain restricted securities may be considered liquid pursuant to guidelines established by the Board of Trustees. To the extent restricted securities are deemed illiquid, each Fund will limit its purchase of such securities, together with other securities considered to be illiquid, to 10% of its net assets.

        Except as stated otherwise, if a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund's portfolio securities generally will not constitute a violation of the limitation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity. With respect to borrowings, if a Fund's asset coverage at any time falls below that required by the 1940 Act, the Fund will reduce the amount of its borrowings in the manner required by the 1940 Act to the extent necessary to satisfy the asset coverage requirement.

        Each Fund may follow non-fundamental operating policies that are more restrictive than its fundamental investment limitations, as set forth in this Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the 1940 Act. In particular, each Fund will comply with the various requirements of Rule 2a-7 under the 1940 Act which regulates money market funds. In accordance with Rule 2a-7, the Money Market Fund, Government Money Market Fund, U.S. Treasury Money Market Fund and Tax-Exempt Money Market Fund are subject to the 5% limitation described above in connection with Investment Limitation No. 7 as to all of their assets; however in accordance with such Rule, these Funds will be able to invest more than 5% (but no more than 25%) of its total assets in the securities of a single issuer for a period of up to three business days after the purchase thereof, provided that a Fund may not hold more than one such investment at any one time. Adherence by a Fund to the diversification requirements of Rule 2a-7 is deemed to constitute adherence to the diversification requirements of Investment Limitation No. 7 above. Each Fund will determine the effective maturity of its respective investments, as well as its ability to consider a security as having received the requisite short-term ratings by Rating Agencies, according to Rule 2a-7. A Fund may change these operating policies to reflect changes in the laws and regulations without the approval of its shareholders.

        Rule 144A under the 1933 Act allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Investment by the Money Market Fund or any Tax-Exempt

Money Market Fund in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of each Fund's 10% limitation on purchases of illiquid securities described above, Rule 144A securities will not be considered to be illiquid if Columbia has determined, in accordance with guidelines established by the Board of Trustees, that an adequate trading market exists for such securities.

                                 NET ASSET VALUE

        Galaxy uses the amortized cost method of valuation to value shares of the Funds. In order to use the amortized cost method, the Funds comply with the various quality and maturity restrictions specified in Rule 2a-7 promulgated under the 1940 Act. Pursuant to this method, a security is valued at its initial acquisition cost, as adjusted for amortization of premium or accretion of discount, regardless of the impact of fluctuating interest rates on the market value of the security. Where it is not appropriate to value a security by the amortized cost method, the security will be valued either by market quotations or by fair value as determined by or under the direction of Galaxy's Board of Trustees. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the security. The value of securities in each of the Funds can be expected to vary inversely with changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security is held to maturity, no gain or loss will be realized.

        The Funds invest only in instruments that meet the applicable quality requirements of Rule 2a-7 and maintain a dollar-weighted average portfolio maturity appropriate to their objective of maintaining a stable net asset value per share, provided that (subject to certain exceptions) none of the Funds will purchase any security deemed to have a remaining maturity (as defined in the 1940 Act) of more than 397 days nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. Galaxy's Board of Trustees has established procedures reasonably designed, taking into account current market conditions and each Fund's investment objective, to stabilize the net asset value per share of each Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share of each Fund, calculated by using available market quotations, deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Board of Trustees will promptly consider what action, if any, should be initiated. If the Board of Trustees believes that the extent of any deviation from a Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it has agreed to take such steps as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of a Fund's outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

        Shares in each Fund are sold on a continuous basis by Galaxy's distributor, Columbia Funds Distributor, Inc. ("CFDI") (formerly known as Liberty Funds Distributor, Inc.). CFDI, an affiliate of Columbia, is a registered broker-dealer with its principal offices located at One Financial Center, Boston, Massachusetts 02111. CFDI has agreed to use appropriate efforts to solicit purchase orders. Prior to July 22, 2002, PFPC Distributors, Inc. served as Galaxy's distributor.

                          PURCHASES OF RETAIL A SHARES

        Investments in Retail A Shares of the Funds are not subject to any sales charge.

        CFDI has established procedures to enable different types of investors to purchase Retail A Shares of the Funds. Retail A Shares may be purchased by Bank of America Corporation, its affiliates, their correspondent banks and other qualified banks, saving and loan associations and broker/dealers on behalf of their customers. Retail A Shares may also be purchased by individuals, corporations or other entities, who submit a purchase application to Galaxy, purchasing directly for their own accounts or for the accounts of others. Purchases of Retail A Shares may take place only on days on which the New York Stock Exchange (the "Exchange"), the Federal Reserve Bank of New York and the principal bond markets (as recommended by the Bond Market Associations) are open ("Business Days"). If an institution accepts a purchase order from a customer on a non-Business Day, the order will not be executed until it is received and accepted by CFDI on a Business Day in accordance with CFDI's procedures.

        Galaxy has authorized certain brokers to accept purchase, exchange and redemption orders on behalf of Galaxy with respect to Retail A Shares of the Funds. Such brokers are authorized to designate other intermediaries to accept purchase, exchange and redemption orders on behalf of Galaxy. Galaxy will be deemed to have received a purchase, exchange or redemption order when such an authorized broker or designated intermediary accepts the order. Orders for the purchase, exchange or redemption of Retail A Shares of the Funds accepted by any such authorized broker or designated intermediary will be effected at the Funds' respective net asset values per share next determined after acceptance of such order.

        Retail A Shares purchased by institutions on behalf of their customers will normally be held of record by the institution and beneficial ownership of Retail A Shares will be recorded by the institution and reflected in the account statements provided to its customers. Galaxy's transfer agent may establish an account of record for each customer of an institution reflecting beneficial ownership of Retail A Shares. Depending on the terms of the arrangement between a particular institution and Galaxy's transfer agent, confirmations of Retail A Share purchases and redemptions and pertinent account statements will either be sent by Galaxy's transfer agent directly to a customer with a copy to the institution, or will be furnished directly to the customer by the institution. Other procedures for the purchase of Retail A Shares established by institutions in connection with the requirements of their customer accounts may apply. Customers wishing to purchase Retail A Shares through their institution should contact such entity directly for appropriate purchase instructions.

                            PURCHASES OF TRUST SHARES

        Trust Shares of the Funds are sold to investors maintaining qualified accounts at bank and trust institutions, including subsidiaries of Bank of America Corporation and, with respect to each Fund other than the Tax-Exempt Money Market Funds, to participants in employer-sponsored defined contribution plans (such institutions and plans are referred to herein collectively as "Institutions"). Trust Shares sold to such investors ("Customers") will be held of record by Institutions. Purchases of Trust Shares will be effected only on days on which the Exchange, The Federal Reserve Bank of New York, the principal bond markets (as recommended by the Bond Market Association) and the purchasing Institution are open ("Trust Business Days"). If an Institution accepts a purchase order from its Customer on a non-Trust Business Day, the order will not be executed until it is received and accepted by CFDI on a Trust Business Day in accordance with the foregoing procedures.

OTHER PURCHASE INFORMATION

        On a Business Day or a Trust Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which purchase orders must be received in order to be processed on that Business Day or Trust Business Day.

REDEMPTIONS

        Redemption orders are effected at the net asset value per share next determined after receipt of the order by CFDI. On a Business Day or Trust Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which redemption orders must be received in order to be processed on that Business Day or Trust Business Day. Galaxy may require any information reasonably necessary to ensure that a redemption has been duly authorized. Galaxy reserves the right to transmit redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund.

        If the Board of Trustees determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, Galaxy may make payment wholly or partly in securities or other property. Such redemptions will only be made in "readily marketable" securities. In such an event, a shareholder would incur transaction costs in selling the securities or other property. However, Galaxy has filed an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period. Such commitment cannot be revoked without the prior approval of the SEC.

        Galaxy may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading in the markets the Funds normally utilize is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists making disposal of a Fund's investments or determination of its net asset value not reasonably practicable; (b) the Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC by order has permitted such suspension.

                                INVESTOR PROGRAMS

        The following information supplements the description in the applicable Prospectuses as to various Investor Programs available to holders of Retail A Shares.

EXCHANGE PRIVILEGE - RETAIL A SHARES

        The minimum initial investment to establish a new account in another Fund by exchange is $2,500, unless (i) the Retail A Shares being redeemed were purchased through a registered representative who is a Fleet National Bank employee, in which event there is no minimum investment requirement, or (ii) at the time of the exchange the investor elects, with respect to the Fund into which the exchange is being made, to participate in the Automatic Investment Program described below, in which event there is no minimum initial investment requirement, or in the College Investment Program described below, in which event the minimum initial investment is generally $100.

        An exchange involves a redemption of all or a portion of Retail A Shares and the investment of the redemption proceeds in Retail A Shares of another Fund offered by Galaxy. The redemption will be made at the per share net asset value next determined after the exchange request is received. The Retail A Shares of a Fund to be acquired will be purchased at the net asset value per share next determined after acceptance of the exchange request.

        Investors may find the exchange privilege useful if their investment objectives or market outlook should change after they invest in any of the Funds. For further information regarding Galaxy's exchange privilege, investors should call Galaxy's transfer agent at 1-866-840-5469. Customers of Institutions should call their Institution for such information. Investors exercising the exchange privilege into other Funds should request and review the prospectuses for these Funds prior to making an exchange. Telephone 1-866-840-5469 for a prospectus or to make an exchange.

        In order to prevent abuse of this privilege to the disadvantage of other shareholders, Galaxy reserves the right to terminate the exchange privilege of any shareholder who requests more than three exchanges a year. Galaxy will determine whether to do so based on a consideration of both the number of exchanges that any particular shareholder or group of shareholders has requested and the time period over which their exchange requests have been made, together with the level of expense to Galaxy which will result from effecting additional exchange requests. The exchange privilege may be modified or terminated at any time. At least 60 days' notice of any material modification or termination will be given to shareholders except where notice is not required under the regulations of the SEC.

        For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Before making an exchange request, an investor should consult a tax or other financial adviser to determine the tax consequences.

AUTOMATIC INVESTMENT PROGRAM AND SYSTEMATIC WITHDRAWAL PLAN - RETAIL A SHARES

        The Automatic Investment Program permits an investor to purchase Retail A Shares of a Fund each month or each quarter. Provided an investor's financial institution allows automatic withdrawals, Retail A Shares are purchased by transferring funds from the investor's checking, bank money market, NOW or savings account designated by the investor. The account designated will be debited in the specified amount and Retail A Shares will be purchased on a monthly or quarterly basis, on any Business Day designated by the investor. If the designated day falls on a weekend or holiday, the purchase will be made on the Business Day closest to the designated day. Only an account maintained at a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.

        The Systematic Withdrawal Plan permits an investor to automatically redeem Retail A Shares on a monthly, quarterly, semi-annual, or annual basis on any Business Day designated by an investor, if the account has a starting value of at least $10,000. If the designated day falls on a weekend or holiday, the redemption will be made on the Business Day closest to the designated day. Proceeds of the redemption will be sent to the shareholder's address of record or financial institution within three Business Days of the redemption. If redemptions exceed purchases and dividends, the number of shares in the account will be reduced. Investors may terminate the Systematic Withdrawal Plan at any time upon written notice to Galaxy's transfer agent (but not less than five days before a payment date). There is no charge for this service.

CHECKWRITING - RETAIL A SHARES

        Checkwriting is available for investors in Retail A Shares. A charge for use of the checkwriting privilege may be imposed by Galaxy. There is no limit to the number of checks an investor may write per month in an amount per check of $250 or more. To obtain checks, an investor must complete the signature card that accompanies the account application. To establish this checkwriting service after opening an account in a Fund, investors must contact Galaxy's transfer agent by telephone (1-866-840-5469) or by mail to obtain a signature card. A signature guarantee may be required. An investor will receive the daily dividends declared on the Retail A Shares to be redeemed up to the day that a check is presented to Galaxy's custodian for payment. Upon 30 days' written notice to investors, the checkwriting privilege may be modified or terminated. An account in a Fund may not be closed by writing a check.

DIRECT DEPOSIT PROGRAM - RETAIL A SHARES

        Death or legal incapacity will terminate an investor's participation in the Direct Deposit Program. An investor may elect at any time to terminate his or her participation by notifying in writing the Social Security Administration. Further, Galaxy may terminate an investor's participation upon 30 days' notice to the investor.

                                      TAXES

        Each of the Money Market, Government Money Market, U.S. Treasury Money Market, Tax-Exempt Money Market, Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds qualified during its last taxable year and intends to continue to qualify, the New York Municipal Money Market Fund intends to qualify during its first taxable year of operations and to continue to qualify, and each of the New Jersey Municipal Money Market and Florida Municipal Money Market Funds intends to qualify when it commences operations, as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code, and to distribute out its income to shareholders each year, so that each Fund itself generally will be relieved of federal income and excise taxes. If a Fund were to fail to so qualify: (1) the Fund would be taxed at regular corporate rates on its net taxable investment income without any deduction for distributions to shareholders; and (2) shareholders would recognize dividend income on distributions attributable to the Fund's earnings. Moreover, if a Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall was large enough, the Fund could be disqualified as a regulated investment company.

        A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses) for the one-year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

        For federal income tax purposes, a Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. As of May 31, 2004, the following Funds had capital loss carry-forwards:

FUND                                              AMOUNT      EXPIRATION
----                                             --------     ----------
Money Market Fund                                $  4,476        2012
Government Money Market Fund                     $  5,215        2012
U.S. Treasury Money Market Fund                  $  1,401        2012
Tax-Exempt Money Market Fund                     $    291        2006
Tax-Exempt Money Market Fund                     $     86        2009

        These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable regulations.

        Dividends declared in October, November or December of any year which are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Funds on December 31 of such year if such dividends are actually paid during January of the following year.

        The Funds will be required in certain cases to backup withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Funds that he or she is not subject to back-up withholding when required to do so or that he or she is an "exempt recipient." The backup withholding rate is 28%.

        A taxable gain or loss may be realized by a shareholder upon redemption, transfer or exchange of shares of a Fund based on the difference between the tax basis of such shares and the amount received by a shareholder for them. (To aid in computing the tax basis in shares, a shareholder generally should retain the account statements for the periods during which a shareholder has held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

        The one major exception to these tax principles is that sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

        The Tax-Exempt Money Market Funds. In order for the Funds to pay exempt-interest dividends for any taxable year, at the close of each taxable quarter, at least 50% of the aggregate value of a Fund's portfolio must consist of exempt-interest obligations.

        An investment in a Tax-Exempt Money Market Fund is not intended to constitute a balanced investment program. Shares of these Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would the shareholder not gain any additional benefit from the Funds' dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed. In addition, the Funds may not be an appropriate investment for entities which are "substantial users" of facilities financed by "private activity bonds" or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who (i) regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (ii) occupies more than 5% of the usable area of such facilities or (iii) are persons for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

        If you receive an exempt-interest dividend with respect to any share and the share is held for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of the dividend amount. Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Tax-Exempt Money Market Fund generally will not be deductible for federal income tax purposes.

STATE AND LOCAL

        Exempt-interest dividends and other distributions paid by the Tax-Exempt Money Market Funds may be taxable to shareholders under state or local law as dividend income, even though all or a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

        The U.S. Treasury Money Market Fund is structured to provide shareholders, to the extent permissible by federal and state law, with income that is exempt or excluded from taxation at the state and local level. Many states, by statute, judicial decision or administrative action, have taken the position that dividends of a regulated investment company, such as the Fund, that are attributable to interest on direct U.S. Treasury obligations or obligations of certain U.S. Government agencies, are the functional equivalent of interest from such obligations and are, therefore, exempt from state and local income taxes. Shareholders should consult their own tax advisers about the status of distributions from the Fund in their own state.

        Depending upon the extent of Galaxy's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws. Under state or local law, distributions of net investment income may be taxable to shareholders as dividend income even though a substantial portion of such distributions may be derived from interest on U.S. Government obligations which, if realized directly, would be exempt from such income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

        Connecticut Taxes. Dividends paid by the Connecticut Municipal Money Market Fund that qualify as exempt-interest dividends for federal income tax purposes will not be subject to the Connecticut personal income tax imposed on resident and nonresident individuals, trusts and estates to the extent that they are derived from obligations issued by or on behalf of the State of Connecticut, its political subdivisions, or public instrumentalities, state or local authorities, districts or similar public entities created under Connecticut law ("Connecticut Obligations") or from obligations the interest on which states are prohibited from taxing by federal law. Other Fund dividends and distributions, whether received in cash or additional shares, are subject to this tax, except that, in the case of shareholders who hold their shares as capital assets, distributions treated as capital gain dividends for federal income tax purposes are not subject to the tax to the extent that they are derived from Connecticut Obligations. Dividends and distributions paid by the Fund that constitute items of tax preference for purposes of the federal alternative minimum tax, other than any derived from exempt-interest dividends not subject to the Connecticut personal income tax, could cause liability for the net Connecticut minimum tax applicable to investors subject to the Connecticut personal income tax who are required to pay the federal alternative minimum tax. Dividends paid by the Connecticut Municipal Money

Market Fund, including those that qualify as exempt-interest dividends for federal income tax purposes, are taxable for purposes of the Connecticut Corporation Business Tax; however, 70% (100% if the investor owns at least 20% of the total voting power and value of the Fund's shares) of amounts that are treated as dividends and not as exempt-interest dividends or capital gain dividends for federal income tax purposes are deductible for purposes of this tax, but no deduction is allowed for expenses related thereto. Shares of the Fund are not subject to property taxation by Connecticut or its political subdivisions.

        Massachusetts Taxes. Distributions by the Massachusetts Municipal Money Market Fund to its shareholders are exempt from Massachusetts personal income taxation to the extent they are derived from (and designated by the Fund as being derived from) (i) interest on Massachusetts Municipal Securities (as defined above), or (ii) capital gains realized by the Fund from the sale of certain Massachusetts Municipal Securities. Distributions from the Fund's other net investment income and short-term capital gains will be taxable as ordinary income. Distributions from the Fund's net long-term capital gains will be taxable as long-term capital gains regardless of how long the shareholder has owned Fund shares. The tax treatment of distributions is the same whether distributions are paid in cash or in additional shares of the Fund. Distributions by the Fund to corporate shareholders, including exempt-interest dividends, may be subject to Massachusetts's corporate excise tax.

        New York Taxes. Dividends paid by the New York Municipal Money Market Fund that qualify as exempt-interest dividends for federal income tax purposes will not be subject to the New York State or New York City personal income tax to the extent that they are derived from New York Municipal Securities (as defined above). However, exempt-interest dividends are not excluded in determining New York State franchise or New York City business taxes on corporations and financial institutions. To the extent that investors are subject to state and local taxes outside of New York State and New York City, dividends by the Fund may be taxable income for purposes thereof. Dividends and distributions derived from income (including capital gains on all New York Municipal Securities) other than interest on New York Municipal Securities described above are not exempt from New York State and New York City personal income taxes. Interest or indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible for federal, New York State or New York City personal income tax purposes.

        New Jersey Taxes. It is anticipated that substantially all dividends paid by the New Jersey Municipal Money Market Fund will not be subject to New Jersey personal income tax. In accordance with the provisions of New Jersey law as currently in effect, distributions paid by a "qualified investment fund" will not be subject to the New Jersey personal income tax to the extent that the distributions are attributable to income received as interest or gain from New Jersey Municipal Securities (as defined above), or as interest or gain from direct U.S. Government obligations. Distributions by a "qualified investment fund" that are attributable to most other sources will be subject to the New Jersey personal income tax. Shares of the Fund are not subject to property taxation by New Jersey or its political subdivisions.

        The New Jersey personal income tax is not applicable to corporations. For all corporations subject to the New Jersey Corporation Business Tax, dividends and distributions from a "qualified investment fund" are included in the net income tax base for purposes of computing the Corporation Business Tax. Furthermore, any gain upon the redemption or sale of shares by a corporate shareholder is also included in the net income tax base for purposes of computing the Corporation Business Tax.

        Florida Taxes. The State of Florida does not currently impose an income tax on individuals. Thus, individual shareholders of the Florida Municipal Money Market Fund will not be subject to any Florida income tax on distributions received from the Fund. However, Florida does currently impose an income tax on certain corporations. Consequently, distributions may be taxable to corporate shareholders.

        The State of Florida currently imposes a tax on intangible personal property. The most common types of taxable intangible personal property include stocks, bonds, notes, governmental leaseholds, and interests in limited partnerships registered with the SEC. Intangible personal property is taxed at an annual rate of 1 mill (0.10%). A non-recurring 2 mill tax is levied on mortgages and other obligations secured by liens on Florida realty.

        Every Florida resident and legal entities owing $60 or more in taxes due on intangible personal property are required to file an intangible personal property tax return with the State. Effective January 1, 2004 exemptions from this tax were increased by the Florida legislature. Every natural person is now entitled to an exemption of the first $250,000 of the value of taxable property against the annual tax and joint filers are now entitled to a $500,000 exemption. Notes, bonds and other obligations issued by the State of Florida or its municipalities, counties, and other taxing districts, or by the U.S. Government, its agencies and certain U.S. territories and possessions (such as Guam, Puerto Rico and the Virgin Islands) as well as cash are exempt from intangible personal property tax in Florida. If on December 31 of any year at least 90 percent (90%) of the net asset value of the portfolio of the Florida Municipal Money Market Fund consists solely of such exempt assets, then the Fund's shares will be exempt from the Florida intangibles tax payable in the following year.

        In order to take advantage of the exemption from the intangibles tax in any year, it may be necessary for the Fund to sell some of its non-exempt assets held in its portfolio during the year and reinvest the proceeds in exempt assets including cash prior to December 31. Transaction costs involved in restructuring the portfolio in this fashion would likely reduce the Fund's investment return and might exceed any increased investment return the Fund achieved by investing in non-exempt assets during the year.

        Outside the State of Florida, income distributions may be taxable to shareholders under state or local law as dividend income even though all or a portion of such distributions may be derived from interest on tax-exempt obligations or U.S. Government obligations which, if realized directly, would be exempt from such income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

MISCELLANEOUS

        Shareholders will be advised annually as to the federal income tax consequences of distributions made each year. Shareholders of the Connecticut Municipal Money Market,

Massachusetts Municipal Money Market, New York Municipal Money Market, New Jersey Municipal Money Market and Florida Municipal Money Market Funds will also be advised as to the Connecticut personal income tax, Massachusetts personal income tax, New York personal income tax, New Jersey personal income tax and Florida intangible personal property tax consequences, respectively, of distributions made each year.

                              TRUSTEES AND OFFICERS

        The business and affairs of the Funds are managed under the direction of Galaxy's Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts and the Trust's Declaration of Trust. Information pertaining to the trustees and officers of Galaxy is set forth below. Trustees who are not deemed to be "interested persons" of Galaxy as defined in the 1940 Act are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of Galaxy are referred to as "Interested Trustees."

                                                                                  Number of
                                                                                Portfolios in
                                           Term of                                  Fund
                          Position(s)    Office and                               Complex/3/
                           Held with      Length of    Principal Occupation(s)   Overseen by       Other Directorships
Name, Address and Age/1/    Galaxy     Time Served/2/    During Past 5 Years       Trustee          Held by Trustee/4/
------------------------  -----------  --------------  -----------------------  -------------  ----------------------------
INDEPENDENT TRUSTEES

Dwight E. Vicks, Jr.      Chairman &        Since      Chairman, Director and         13       Director, Utica First
Age 71                      Trustee        4/2/86      Treasurer, Vicks                        Insurance Company; Director,
                                                       Lithograph & Printing                   SBU Bank; Director, Partners
                                                       Corporation (book                       Trust Financial Group;
                                                       manufacturing).                         Director, Monitor Life
                                                                                               Insurance Company; Director,
                                                                                               Commercial Travelers Mutual
                                                                                               Insurance Company.

Louis DeThomasis            Trustee         Since      President,                     13       Chairman of the Board,
Age 63                                     7/24/86     Saint Mary's University                 GeoSpatial Services, Inc.
                                                       of Minnesota.

Kenneth A. Froot/5/         Trustee         Since      Professor of Finance,          14                   None
Age 47                                    12/15/00     Harvard University.

James M. Seed               Trustee         Since      President, The Astra           13       Chairman and Director,
Age 63                                     5/26/88     Ventures, Incorporated                  Fischer-Watt Gold Co.
                                                       (oil and gas
                                                       exploration; land
                                                       development; private
                                                       equity).

                                                                                  Number of
                                                                                Portfolios in
                                           Term of                                  Fund
                          Position(s)    Office and                               Complex/3/
                           Held with      Length of    Principal Occupation(s)   Overseen by       Other Directorships
Name, Address and Age/1/    Galaxy     Time Served/2/    During Past 5 Years       Trustee          Held by Trustee/4/
------------------------  -----------  --------------  -----------------------  -------------  ----------------------------
INTERESTED TRUSTEE

John T. O'Neill/6/          Trustee         Since      Private Investor;              13                   None
Age 59                                     2/25/88     Executive Vice
                                                       President and Chief
                                                       Financial Officer,
                                                       Hasbro, Inc.(toy and
                                                       game manufacturer)
                                                       until December 1999.

OFFICERS


Glen P. Martin/7/          President        Since      Executive, Head of             N/A                   N/A
One Financial Center                       3/4/04      Business, National
Boston, MA  02111                                      Sales & Service,
Age 45                                                 Columbia Management
                                                       Group, Inc. since
                                                       May 2004. Director,
                                                       Money Market Business,
                                                       Columbia Management
                                                       Group, Inc., from
                                                       January 2003 to April
                                                       2004; Director,
                                                       Strategy and Product
                                                       Management Division,
                                                       and Senior Vice
                                                       President, Columbia
                                                       Management Group, Inc.,
                                                       from March 2002 to
                                                       December 2002; Interim
                                                       Managing Director,
                                                       Mutual Fund Division,
                                                       and Senior Vice
                                                       President, Fleet
                                                       Investment Management,
                                                       from April 2001 to
                                                       March 2002; Director,
                                                       Product Development
                                                       and Marketing, and
                                                       Senior Vice President,
                                                       Fleet Investment
                                                       Management, from
                                                       March 1999 to
                                                       April 2001; Vice
                                                       President of Investment
                                                       Marketing Management,
                                                       Fleet Investment
                                                       Management, from
                                                       May 1997 to March
                                                       1999.


                                                                                  Number of
                                                                                Portfolios in
                                           Term of                                  Fund
                          Position(s)    Office and                               Complex/3/
                           Held with      Length of    Principal Occupation(s)   Overseen by       Other Directorships
Name, Address and Age/1/    Galaxy     Time Served/2/    During Past 5 Years       Trustee          Held by Trustee/4/
------------------------  -----------  --------------  -----------------------  -------------  ----------------------------

J. Kevin Connaughton/8/    Treasurer        Since      President of the               N/A                   N/A
One Financial Center                       9/5/02      Columbia Funds since
Boston, MA  02111                                      February 27, 2004;
Age 40                                                 Treasurer of the
                                                       Columbia Funds and
                                                       Liberty All-Star
                                                       Funds since December
                                                       2000; Vice President of
                                                       Columbia Management
                                                       Advisors, Inc. since
                                                       April 2003 (formerly
                                                       Chief Accounting
                                                       Officer and Controller
                                                       of the Columbia Funds
                                                       and Liberty All-Star
                                                       Funds from February
                                                       1998 to October 2000);
                                                       Treasurer of The Galaxy
                                                       Fund since September
                                                       2002; Treasurer,
                                                       Columbia Multi-Strategy
                                                       Hedge Fund, LLC since
                                                       December 2002 (formerly
                                                       Vice President of
                                                       Colonial Management
                                                       Associates, Inc.
                                                       from February 1998
                                                       to October 2000).


W. Bruce McConnel          Secretary        Since      Managing Partner of the        N/A                   N/A
One Logan Square                           4/3/86      law firm Drinker Biddle
18th & Cherry Streets                                  & Reath LLP.
Philadelphia, PA 19103
Age 61

----------
/1/ Each trustee may be contacted by writing to the trustee, c/o The Galaxy Fund, One Financial Center, Boston, Massachusetts 02111, Attn:
        Glen P. Martin.

/2/     Each trustee holds office for an indefinite term until the earliest of:
        (a) the election of his successor; (b) the date a trustee dies, resigns or is removed or adjudged incompetent by the Board of Trustees in accordance with Galaxy's Declaration of Trust; (c) in accordance with the current resolutions of the Board of Trustees (which may be changed by the trustees without shareholder approval) at the end of the calendar year during which the trustee attains the age of 70 years (75 years with respect to each current trustee except Mr. Froot); or (d) Galaxy terminates. Each officer holds office for an indefinite term until the earliest of: (a) the election of his successor; (b) the date an officer dies, resigns or is removed by the Board of Trustees in accordance with Galaxy's Code of Regulations; or (c) Galaxy terminates.

/3/ The "Fund Complex" consists of all registered investment companies for which Columbia or any of its affiliates serves as investment adviser. Each trustee oversees the thirteen Galaxy portfolios that are currently offered for sale. Galaxy is authorized to offer two additional portfolios that had not commenced operations as of the date of this Statement of Additional Information. Prior to December 9, 2002, each trustee was also a trustee of Galaxy Fund II and prior to April 14, 2003, each trustee was also a trustee of The Galaxy VIP Fund. On December 9, 2002 and April 14, 2003, Galaxy Fund II and The Galaxy VIP Fund, respectively, were reorganized into the Liberty Family of Funds (since renamed the Columbia Funds). Mr. Froot is also a Director of Columbia Management Multi-Strategy Hedge Fund, LLC, a Delaware limited liability company registered under the 1940 Act, which is advised by Columbia.

/4/ Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act that are not in the Fund Complex.

/5/ Prior to June 26, 2000, Mr. Froot was a trustee of the Boston 1784 Funds, which was advised by Fleet National Bank, which was an affiliate of Columbia. On June 26, 2000, the Boston 1784 Funds were reorganized into Galaxy.

/6/ Mr. O'Neill is considered to be an Interested Trustee because he owns securities issued by Bank of America Corporation.

/7/ Mr. Martin served as Vice President of Galaxy from September 5, 2002 until March 4, 2004.


/8/ Mr. Connaughton also serves as President and Treasurer of the Columbia Funds and Treasurer of the Liberty All-Star Funds.


STANDING BOARD COMMITTEES

        The Board of Trustees has established three committees, i.e., Audit, Nominating and Valuation.

        The Audit Committee oversees Galaxy's accounting and financial reporting process. Among its responsibilities, the Audit Committee annually determines the engagement and compensation of Galaxy's independent registered public accounting firm, reviews and approves the audit and non-audit services performed by the independent registered public accounting firm, evaluates the adequacy of Galaxy's internal financial and disclosure controls, oversees the audit process and reviews with the independent registered public accounting firm the scope and results of the audit of Galaxy's financial statements. The Audit Committee is a "committee of the whole" in that all of the trustees serve on the Committee. The Audit Committee met four times during the fiscal year ended May 31, 2004.

        The Nominating Committee is responsible for the selection and nomination of candidates for appointment or election to serve as trustees. The Nominating Committee consists of all of the Independent Trustees (Messrs. DeThomasis, Froot, Seed and Vicks). There were no formal meetings of the Nominating Committee during the fiscal year ended May 31, 2004. The Nominating Committee will consider nominees recommended by shareholders. A shareholder who wishes to recommend a candidate for nomination to the Board may send information regarding the prospective candidate to the Nominating Committee of the Board, c/o The Galaxy Fund, One Financial Center, Boston, Massachusetts 02111, Attention: Glen
P. Martin. The information should include (i) the name, address and telephone number of the recommending shareholder and evidence of the recommending shareholder's ownership of shares of Galaxy, (ii) the name, address, telephone number and date of birth of the proposed candidate, (iii) a full listing of the proposed candidate's education, experience and current employment, (iv) the names and addresses of at least three professional references, (v) information as to whether the candidate qualifies as a person who is not an "interested person" under the 1940 Act and is "independent" under New York Stock Exchange Listing Standards in relation to Galaxy, and (vi) such other information as may be helpful to the Nominating Committee in evaluating the candidate. All satisfactorily completed information packages relating to a candidate will be forwarded to the members of the Nominating Committee.

        The Valuation Committee is responsible for the review of pricing and valuation issues as needed. The Valuation Committee consists of two Independent Trustees (Messrs. Seed and Vicks). There were no formal meetings of the Valuation Committee during the fiscal year ended May 31, 2004.

TRUSTEE OWNERSHIP OF FUND SHARES

        The following table shows the dollar range of shares beneficially owned by each trustee in the Funds and other portfolios of Galaxy as of December 31, 2003.

                                                              AGGREGATE DOLLAR RANGE OF
                                                               EQUITY SECURITIES IN ALL
                                   DOLLAR RANGE OF                GALAXY PORTFOLIOS
NAME OF TRUSTEE          EQUITY SECURITIES IN THE FUNDS/1/       OVERSEEN BY TRUSTEE
--------------------   ------------------------------------   -------------------------
INDEPENDENT TRUSTEES
Dwight E. Vicks, Jr.   Money Market Fund
                       $50,001 - $100,000                         $50,001 - $100,000
Kenneth A. Froot       Massachusetts Municipal Money Market
                       Fund
                       Over $100,000                                 Over $100,000
Louis DeThomasis       Money Market Fund
                       Over $100,000                                 Over $100,000
James M. Seed          Prime Reserves  $1 - $10,000                  $1 - $10,000

INTERESTED TRUSTEE
John T. O'Neill        Money Market Fund
                       Over $100,000
                       Government Money Market Fund
                       $50,001 - $100,000                            Over $100,000

----------
/1/ Includes the value of shares beneficially owned by each trustee in each Fund as of December 31, 2003.

        As of July 9, 2004, the trustees and officers of Galaxy owned less than 1% of its outstanding shares.

BOARD COMPENSATION

        Each trustee receives an annual aggregate fee of $54,000 for his services as a trustee of Galaxy, plus an additional $4,000 for each in-person Galaxy Board meeting attended, and is reimbursed for expenses incurred in attending all meetings. Each trustee also receives $750 for each telephone Board meeting in which the trustee participates, $1,000 for each in-person Board committee meeting attended and $500 for each telephone Board committee meeting in which the trustee participates. The Chairman of the Board is entitled to an additional annual fee in the amount of $4,000 for his services in this capacity. The foregoing trustees' and officers' fees are allocated among the portfolios of Galaxy based on their relative net assets.

        Effective March 1, 1996, each trustee became entitled to participate in The Galaxy Fund, The Galaxy VIP Fund and Galaxy Fund II Deferred Compensation Plans (the "Original Plans"). Effective January 1, 1997, the Original Plans were merged into The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (together with the Original Plans, the "Plan"). Under the Plan, a trustee may elect to have his deferred fees treated as if they had been invested by Galaxy in the shares of one or more portfolios of Galaxy, or other types of investment options, and the amount paid to the trustees under the Plan will be determined based upon the performance of such investments. Deferral of trustees' fees will have no effect on a portfolio's assets, liabilities, and net income per share, and will not obligate Galaxy to retain the services of any trustee or obligate a portfolio to any level of compensation to the trustee. Galaxy may invest in underlying securities without shareholder approval.

        No employee of Columbia or any of its affiliates or of PFPC Inc. ("PFPC"), Galaxy's sub-administrator, receives any compensation from Galaxy for acting as an officer.

        The following table provides certain information about the fees received by Galaxy's trustees during the last fiscal year.

                         FISCAL YEAR ENDED MAY 31, 2004

                             Aggregate     Pension or Retirement     Total Compensation from
                           Compensation  Benefits Accrued as Part  Galaxy and Fund Complex/1/
Name of Person/Position     from Galaxy     of Fund Expenses            Paid to Trustees
-------------------------  ------------  ------------------------  --------------------------
INDEPENDENT TRUSTEES

Dwight E. Vicks, Jr.
Chairman and Trustee       $     81,250            None                    $     81,250
Rev. Louis DeThomasis
Trustee                    $     78,000            None                    $     78,000
James M. Seed/2/
Trustee                    $     78,000            None                    $     78,000
Kenneth A. Froot/2/
Trustee                    $     76,500            None                    $     86,500

INTERESTED TRUSTEE

John T. O'Neill/2/
Trustee                    $     78,000            None                    $     78,000

EMERITUS TRUSTEES

Donald B. Miller/3/        $      2,000            None                    $      2,000
Bradford S. Wellman/3/     $     22,250            None                    $     22,250

----------
/1/ The "Fund Complex" consists of all registered investment companies for which Columbia or any of its affiliates serves as investment adviser.

/2/ Deferred compensation (including interest) in the amount of $78,888, $193,199 and $89,240, accrued during Galaxy's fiscal year ended May 31, 2004 for Messrs. O'Neill, Seed and Froot, respectively.

/3/ Mr. Wellman resigned as trustee of Galaxy on December 14, 2000, and Mr. Miller retired as a trustee of Galaxy on December 31, 2001. Mr. Wellman currently serves as an emeritus trustee of Galaxy and receives the same meeting fees and reimbursement for expenses incurred in attending meetings as the trustees. Mr. Miller served as emeritus trustee of Galaxy from January 1, 2002 until July 13, 2003.

CERTAIN INTERESTS OF INDEPENDENT TRUSTEE

        Mr. Vicks serves as Chairman of the Board and Treasurer of Vicks Lithograph & Printing Corp. ("VL&P"). He does not own any stock of VL&P. VL&P has a $2,000,000 line of credit with a bank subsidiary of Bank of America Corporation, which is under common control with Columbia and CFDI. The line of credit is used for working capital purposes. The highest amount outstanding on the line of credit during the period January 1, 2002 through December 31, 2003 was $1,610,000.00. The balance outstanding as of December 31, 2003 was $462,000.00. Interest is charged at LIBOR plus 150 basis points. In addition, VL&P has four loans from the same Bank of America Corporation subsidiary in the aggregate amount of $3,125,442.72 secured by mortgages on certain real property owned by VL&P. The loans were used to acquire real property and equipment. The highest amount outstanding on the loans during the period

January 1, 2002 through December 31, 2003 was $3,889,286.00. The balance outstanding as of December 31, 2003 was $3,125,442.72. Interest is charged at LIBOR plus 150 basis points.

SHAREHOLDER AND TRUSTEE LIABILITY

        Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, Galaxy's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of Galaxy, and that every note, bond, contract, order or other undertaking made by Galaxy shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions outside such capacity or for some other reason. The Declaration of Trust also provides that Galaxy shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Galaxy, and shall satisfy any judgment thereon. Thus, the risk of shareholder liability is limited to circumstances in which Galaxy itself would be unable to meet its obligations.

        The Declaration of Trust states further that no trustee, officer or agent of Galaxy shall be personally liable for or on account of any contract, debt, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of Galaxy; nor shall any trustee be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as trustee. The Declaration of Trust also provides that all persons having any claim against the trustees or Galaxy shall look solely to the trust property for payment.

        With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Board of Trustees shall indemnify representatives and employees of Galaxy to the same extent to which they themselves are entitled to indemnification.

                               INVESTMENT ADVISER

        On April 1, 2003, several advisory subsidiaries of Columbia Management Group, Inc., including Fleet Investment Advisors Inc. ("FIA") and Colonial Management Associates, Inc. ("CMA"), merged into Columbia. Prior to April 1, 2003, FIA served as the Funds' investment adviser and administrator and CMA served as the Funds' pricing and bookkeeping agent. As a result of the merger, Columbia now serves as the Funds' adviser, administrator and pricing and bookkeeping agent. Prior to April 1, 2004, Columbia was an indirect wholly-owned subsidiary of FleetBoston Financial Corporation. On April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America Corporation. As a result of this acquisition, Columbia is now an indirect wholly-owned subsidiary of Bank of America Corporation.

        In its advisory agreement, Columbia has agreed to provide investment advisory services to the Funds as described in the Prospectuses. Columbia has also agreed to pay all expenses incurred by it in connection with its activities under the advisory agreement other than the cost of securities (including brokerage commissions) purchased for the Funds. See "Expenses" below.

        For the services provided and expenses assumed, Columbia is entitled to receive advisory fees, computed daily and paid monthly, at the following annual rates:

..       with respect to the Money Market, Government Money Market and Tax-Exempt
        Money Market Funds, 0.40% of the average daily net assets of each Fund; and

..       with respect to the U.S. Treasury Money Market, Connecticut Municipal
        Money Market, Massachusetts Municipal Money Market, New York Municipal Money Market, New Jersey Municipal Money Market and Florida Municipal Money Market Funds, 0.40% of the first $750,000,000 of average daily net assets of each Fund plus 0.35% of the average daily net assets of each Fund in excess of $750,000,000.

        Columbia has advised Galaxy that, with respect to the Money Market, Government Money Market and Tax-Exempt Money Market Funds, it intends to waive advisory fees payable to it by each Fund in an amount equal to 0.05% of the average daily net assets of each such Fund to the extent that a Fund's net assets exceed $750,000,000.

        During the fiscal year ended May 31, 2004, the fiscal period from November 1, 2002 through May 31, 2003 and the fiscal years ended October 31, 2002 and 2001 Galaxy paid advisory fees (net of fee waivers and/or expense reimbursements) to Columbia/FIA as set forth below:

                                           FOR THE FISCAL     FOR THE FISCAL      FOR THE FISCAL YEARS ENDED
                                             YEAR ENDED        PERIOD ENDED               OCTOBER 31,
                                               MAY 31,           MAY 31,*      -------------------------------
FUND                                            2004               2003             2002             2001
----------------------------------------   --------------     --------------   --------------   --------------
Money Market ...........................   $    6,863,333     $    7,643,706   $   18,589,558   $   19,390,202
Government Money Market ................   $    2,649,209     $    1,544,832   $    3,142,345   $    3,416,813
U.S. Treasury Money Market .............   $    3,984,083     $    3,065,236   $    6,039,831   $    5,803,677
Tax-Exempt Money Market ................   $    5,133,248     $    3,543,979   $    6,633,013   $    6,328,169
Connecticut Municipal Money Market .....   $    1,012,621     $      655,104   $    1,212,557   $    1,142,691
Massachusetts Municipal Money Market ...   $    1,459,515     $    1,036,853   $    2,098,805   $    2,154,575
New York Municipal Money Market Fund ...   $        8,626**              ***              ***              ***

----------
* The fiscal year end for each of the Funds has been changed from October 31 to May 31.
** For the period September 16, 2003 (commencement of operations) through May 31, 2004.
***     Not in operation during the period.

        During the fiscal year ended May 31, 2004, the fiscal period from November 1, 2002 through May 31, 2003 and the fiscal years ended October 31, 2002 and 2001 Columbia/FIA waived advisory fees as set forth below:

                                           FOR THE FISCAL     FOR THE FISCAL      FOR THE FISCAL YEARS ENDED
                                             YEAR ENDED        PERIOD ENDED               OCTOBER 31,
                                               MAY 31,           MAY 31,*      -------------------------------
FUND                                            2004               2003             2002             2001
----------------------------------------   --------------     --------------   --------------   --------------
Money Market ...........................   $      551,905     $      843,034   $    2,226,735   $    2,342,007
Government Money Market ................   $        4,651     $            0   $       27,570   $       59,732
U.S. Treasury Money Market .............   $            0     $            0   $            0   $            0
Tax-Exempt Money Market ................   $      304,750     $      257,359   $      519,002   $      475,660
Connecticut Municipal Money Market .....   $            0     $            0   $            0   $            0
Massachusetts Municipal Money Market ...   $            0     $            0   $            0   $            0
New York Municipal Money Market Fund ...   $            0**         ***              ***              ***

----------
* The fiscal year end for each of the Funds has been changed from October 31 to May 31.
** For the period September 16, 2003 (commencement of operations) through May 31, 2004.
***     Not in operation during the period.

        During the fiscal year ended May 31, 2004, Columbia and/or its affiliates reimbursed expenses in the amounts of $2,478 for the Massachusetts Municipal Money Market Fund and $82,446 for the New York Municipal Money Market Fund. For the fiscal period from November 1, 2002 through May 31, 2003 and the fiscal years ended October 31, 2002 and 2001, no expenses were reimbursed to the Funds.

        The advisory agreement provides that Columbia shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of its duties under the advisory agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Columbia in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. Unless sooner terminated, the advisory agreement will continue in effect with respect to a particular Fund from year to year as long as such continuance is approved at least annually (i) by the vote of a majority of trustees who are not parties to such advisory agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval; and (ii) by Galaxy's Board of Trustees, or by a vote of a majority of the outstanding shares of such Fund. The term "majority of the outstanding shares of such Fund" means, with respect to approval of an advisory agreement, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The advisory agreement may be terminated by Galaxy or by Columbia on sixty days' written notice and will terminate immediately in the event of its assignment.

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

        At a meeting held on June 3, 2004, the Board of Trustees of Galaxy, including the Independent Trustees, approved the continuation of Galaxy's investment advisory agreement with Columbia with respect to each of the Money Market, Government Money Market, U.S. Treasury Money Market, Tax-Exempt Money Market, Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds for an additional one-year period. In connection with such approval, the trustees considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of Columbia's services provided to each Fund and Columbia's experience and qualifications. Among other items, the trustees also reviewed and considered: (1) a Lipper report comparing the advisory fees and total expense ratio of each class of shares of each Fund to Lipper data on investment objective peer group averages and industry peer group averages; (2) a report on each Fund's advisory fee structure, which included assets, advisory fees, advisory fee waivers and expense reimbursements for each Fund; (3) a Lipper report comparing: (i) the performance of each class of shares of each Fund to the applicable Lipper average and performance universe average, (ii) the contractual management fee for each Fund with that of funds with the same investment classification, (iii) the expenses for each class of shares of each Fund to peer expense group averages, and (iv) the expense ratio components (such as contractual management fees and actual administrative fees) for each class of shares of each Fund to peer expense groups; and (4) a report on Columbia's profitability related to providing advisory services to Galaxy after taking into account (i) advisory fees and any other benefits realized by Columbia or any of its affiliates as a result of Columbia's role as adviser to Galaxy, and (ii) the direct and indirect expenses incurred by Columbia in providing such advisory services to Galaxy.

        The trustees also considered the civil complaints that had been filed in February 2004 by the SEC and the Attorney General of New York (NYAG) against Columbia and CFDI alleging (i) in the case of the SEC, that Columbia and CFDI had violated certain provisions of the federal securities law in connection with mutual fund trading activity, and (ii) in the case of the NYAG, that Columbia and CFDI had violated certain New York anti-fraud statutes. The trustees reviewed and considered the remedial actions that had been taken by Columbia and CFDI as a result of these charges and the terms and conditions contained in Columbia's and CFDI's agreements in principle with the SEC and the NYAG in settlement of the charges.

        After discussion, the Board of Trustees concluded that Columbia had the capabilities, resources and personnel necessary to manage each Fund. The Board of Trustees also concluded that based on the services that Columbia would provide to each Fund under the investment advisory agreement and the expenses incurred by Columbia in the performance of such services, the compensation to be paid to Columbia was fair and equitable with respect to each Fund. Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Board of Trustees concluded unanimously that it was in the best interests of the Funds to continue the investment advisory agreement with Columbia for an additional one-year period.

                      PROXY VOTING POLICIES AND PROCEDURES

        Galaxy has delegated to Columbia the responsibility to vote proxies relating to portfolio securities held by the Funds. In deciding to delegate this responsibility to Columbia, the Board of Trustees of Galaxy reviewed and approved the policies and procedures adopted by Columbia. These included the procedures that Columbia follows when a vote presents a conflict between the interests of a Fund and its shareholders and Columbia, its affiliates, its other clients or other persons.

        Columbia's policy is to vote all proxies for Fund securities in a manner considered by Columbia to be in the best interest of a Fund and its shareholders without regard to any benefit to Columbia, its affiliates, its other clients or other persons. Columbia examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. Columbia also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of a Fund. Columbia determines the best interest of a Fund in light of the potential economic return on the Fund's investment.

        Columbia addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, Columbia's Proxy Committee determines the vote in the best interest of a Fund, without consideration of any benefit to Columbia, its affiliates, its other clients or other persons. Columbia's Proxy Committee is composed of representatives of Columbia's equity investments, equity research, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on a semi-annual basis, Columbia's proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

        The Proxy Committee may vary from the predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer's securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

        Columbia uses Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

        Columbia's proxy voting guidelines and procedures are included in this SAI as Appendix B. Information regarding how the Funds voted proxies relating to portfolio securities, if any, during the 12-month period ended June 30, 2004 is available (1) without charge, upon request, by calling 1-866-840-5469 and (2) on the SEC's website at http://www.sec.gov.

       ADMINISTRATOR, SUB-ADMINISTRATOR AND PRICING AND BOOKKEEPING AGENT

        Columbia, as successor by merger to FIA, serves as the Funds' administrator, pursuant to an administration agreement between Galaxy and FIA dated July 22, 2002, as amended and restated on June 5, 2003 (the "Administration Agreement"). Columbia generally assists in the administration and operation of the Funds. Columbia has agreed to maintain office facilities for the Funds and furnish the Funds with internal legal, accounting (other than certain pricing and bookkeeping services), compliance, audit and risk management services. In addition, Columbia prepares the Funds' annual and semi-annual reports to shareholders and the SEC, federal and state tax returns, and filings with state securities commissions, administers the Funds' operating policies, maintains the Funds' books and records, and generally assists in all aspects of the Funds' operations. Pursuant to the Administration Agreement, Columbia may delegate to another organization the performance of some or all of these services, in which case Columbia will be responsible for all compensation payable to such organization and will remain liable for losses or failures resulting from the actions or omissions of such agent. Columbia has entered into a Sub-Administration Agreement with PFPC, a majority-owned subsidiary of PNC Financial Services Group, pursuant to which PFPC has agreed to provide the Funds with certain of the services which the Funds are entitled to receive under the Administration Agreement with Columbia. For the services provided to the Funds, effective June 5, 2003, Columbia is entitled to receive administration fees based on the combined average daily net assets of the Funds and the other portfolios offered by Galaxy, computed daily and paid monthly, at the following annual rates:

                  COMBINED AVERAGE DAILY NET ASSETS    ANNUAL RATE
                  ---------------------------------    -----------
                  Up to $30 billion                          0.067%
                  Over $30 billion                           0.050%

        Prior to June 5, 2003, Columbia was entitled to receive fees under the Administration Agreement based on the combined average daily net assets of the Funds and the other portfolios offered by Galaxy, computed daily and paid monthly at the following annual rates:

                  COMBINED AVERAGE DAILY NET ASSETS    ANNUAL RATE
                  ---------------------------------    -----------
                  Up to $2.5 billion...............          0.090%
                  From $2.5 to $5 billion..........          0.085%
                  From $5 to $12 billion...........          0.075%
                  From $12 to $15 billion..........          0.065%
                  From $15 to $18 billion..........          0.060%
                  From $18 to $21 billion..........         0.0575%
                  From $21 to $30 billion..........         0.0525%
                  Over $30 billion.................          0.050%

        For the period from November 15, 2002 until June 5, 2003, Columbia voluntarily limited the administration fees payable to it by Galaxy in amounts equal to the contractual annual rates currently in effect.

        Columbia, as successor by merger to CMA, also serves as the Funds' pricing and bookkeeping agent, pursuant to a pricing and bookkeeping agreement between Galaxy and CMA dated July 22, 2002, as amended and restated June 5, 2003 (the "Pricing and Bookkeeping Agreement"). Columbia has agreed to provide certain pricing and bookkeeping services to the Funds, including determining and timely communicating the Funds' net asset values and maintaining and preserving the Funds' accounting records. Pursuant to the Pricing and Bookkeeping Agreement, Columbia may delegate to another organization the performance of some or all of these services, in which case Columbia will be responsible for all compensation payable to such organization and will remain liable for losses or failures resulting from the actions or omissions of such agent. Columbia has entered into an agreement with PFPC, pursuant to which PFPC has agreed to provide the Funds with certain of the services which the Funds are entitled to receive under the Pricing and Bookkeeping Agreement. For the services provided to the Funds, Columbia is entitled to receive an annual fee based on the average net assets of each Fund as stated below. In addition, each Fund that offers multiple classes of shares is subject to an annual fee of $10,000.

                               ASSETS                              FEE
        -----------------------------------------------------   ---------
        Net assets under $50 million                            $  25,000
        Net assets of $50 million but less than $200 million    $  35,000
        Net assets of $200 million but less than $500 million   $  50,000
        Net assets of $500 million but less than $1 billion     $  85,000
        Net assets in excess of $1 billion                      $ 125,000

        The Administration Agreement and Pricing and Bookkeeping Agreement each provide that, absent willful misfeasance, bad faith, negligence or reckless disregard of duty, Columbia shall not be liable to Galaxy or any Fund, to any shareholder of Galaxy or any Fund, or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering the services under the Administration Agreement or the Pricing and Bookkeeping Agreement, respectively.

        Each of the Administration Agreement and Pricing and Bookkeeping Agreement provide that (i) it shall continue in effect from year to year so long as approved annually by vote of a majority of Galaxy's Trustees who are not affiliated with Columbia; (ii) it may be terminated by either party at any time without penalty on 60 days' written notice to the other party; and (iii) it may be terminated at any time for cause by either party if such cause remains unremedied for a reasonable period not to exceed 90 days after receipt of written notification of such cause.

        Prior to July 22, 2002, PFPC served as Galaxy's administrator and was entitled to receive administration fees, effective May 31, 2001, based on the combined average daily net assets of the Funds and the other portfolios offered by Galaxy, computed daily and paid monthly, at the same annual rates as were payable to Columbia/FIA under the Administration Agreement prior to November 15, 2002, as stated above.

        PFPC was also entitled to receive a separate annual fee from each Galaxy portfolio for certain fund accounting services at the same annual rate as the fee currently payable to Columbia under the Pricing and Bookkeeping Agreement.

        During the fiscal year ended May 31, 2004, the fiscal period from November 1, 2002 through May 31, 2003 and the fiscal years ended October 31, 2002 and 2001, the Funds paid fees for administration and pricing and bookkeeping services (net of fee waivers) to Columbia/FIA and/or CMA and/or PFPC as set forth below:

                                           FOR THE FISCAL     FOR THE FISCAL      FOR THE FISCAL YEARS ENDED
                                             YEAR ENDED        PERIOD ENDED               OCTOBER 31:
                                               MAY 31,           MAY 31,*      -------------------------------
FUND                                            2004               2003             2002             2001
----------------------------------------   --------------     --------------   --------------   --------------
Money Market ...........................   $    1,272,276     $    1,502,936   $    3,560,788   $    3,729,167
Government Money Market ................   $      531,145     $      313,852   $      611,600   $      660,998
U.S. Treasury Money Market .............   $      804,234     $      621,668   $    1,196,801   $    1,152,594
Tax-Exempt Money Market ................   $    1,057,202     $      722,815   $    1,314,051   $    1,281,338
Connecticut Municipal Money Market .....   $      215,876     $      141,111   $      247,024   $      240,718
Massachusetts Municipal Money Market ...   $      292,822     $      202,068   $      415,110   $      444,923
New York Municipal Money Market ........   $       25,166**         ***              ***              ***

----------
* The fiscal year end for each of the Funds has been changed from October 31 to May 31.
** For the period September 16, 2003 (commencement of operations) through May 31, 2004.
***     Not in operation during the period.

        During the fiscal year ended May 31, 2004, the fiscal period from November 1, 2002 through May 31, 2003 and the fiscal years ended October 31, 2002 and 2001 Columbia/FIA and/or CMA and/or PFPC waived administration fees as follows:

                                           FOR THE FISCAL     FOR THE FISCAL      FOR THE FISCAL YEARS ENDED
                                             YEAR ENDED        PERIOD ENDED               OCTOBER 31:
                                               MAY 31,           MAY 31,*      -------------------------------
FUND                                            2004               2003             2002             2001
----------------------------------------   --------------     --------------   --------------   --------------
Money Market ...........................   $       11,050     $        1,300   $        7,800   $        8,789
Government Money Market ................   $       11,050     $        1,300   $        7,800   $        8,789
U.S. Treasury Money Market .............   $       11,050     $        1,300   $        7,800   $        8,789
Tax-Exempt Money Market ................   $       11,050     $        1,300   $        7,800   $        8,789
Connecticut Municipal Money Market .....   $       11,050     $        1,300   $        7,800   $        8,789
Massachusetts Municipal Money Market ...   $       11,050     $        1,300   $        7,800   $        8,789
New York Municipal Money Market ........   $       14,387**         ***              ***              ***

----------
* The fiscal year end for each of the Funds has been changed from October 31 to May 31.
** For the period September 16, 2003 (commencement of operations) through May 31, 2004.
***     Not in operation during the period.

                          CUSTODIAN AND TRANSFER AGENT

        Effective January 6, 2003, PFPC Trust Company ("PFPC Trust"), a subsidiary of PNC Financial Services Group, located at 8800 Tinicum Boulevard, Philadelphia, Pennsylvania 19153, serves as custodian of the Funds' assets pursuant to a Custodian Services Agreement. Prior to January 6, 2003, JPMorgan Chase Bank ("JPMorgan Chase"), located at One Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of J.P. Morgan Chase & Co., served as the custodian of the Funds' assets pursuant to a Global Custody Agreement.

        Under the Custodian Services Agreement, the terms of which are similar to those of the prior Global Custody Agreement, PFPC Trust has agreed to: (i) maintain a separate account or accounts in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and make disbursements of money on behalf of each Fund; (iv) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (v) respond to correspondence from security brokers and others relating to its duties; and (vi) make periodic reports to the Board of Trustees concerning the Funds' operations. PFPC Trust is authorized to select one or more banks or trust companies to serve as sub-custodian for the Funds, provided that PFPC Trust shall remain responsible for the performance of all of its duties under the Custodian Services Agreement and shall be liable to the Funds for any loss which shall occur as a result of the failure of a sub-custodian to exercise reasonable care with respect to the safekeeping of the Funds' assets. The assets of the Funds are held under bank custodianship in compliance with the 1940 Act.

        PFPC also serves as the Funds' transfer and dividend disbursing agent pursuant to a Transfer Agency and Services Agreement (the "Transfer Agency Agreement"). Communications to PFPC should be directed to PFPC at P.O. Box 6520, Providence, Rhode Island 02940-6520. Under the Transfer Agency Agreement, PFPC has agreed to: (i) issue and redeem shares of each Fund; (ii) transmit all communications by each Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders; (iii) respond to correspondence by security brokers and others relating to its duties;
(iv) maintain shareholder accounts; and (v) make periodic reports to the Board of Trustees concerning Galaxy's operations.

        PFPC may enter into agreements with one or more entities, including affiliates of Columbia, pursuant to which such entities agree to perform certain sub-account and administrative functions ("Sub-Account Services") on a per account basis with respect to Trust Shares of the Money Market, Government Money Market and U.S. Treasury Money Market Funds held by defined contribution plans, including maintaining records reflecting separately with respect to each plan participant's sub-account all purchases and redemptions of Trust Shares and the dollar value of Trust Shares in each sub-account; crediting to each participant's sub-account all dividends and distributions with respect to that sub-account; and transmitting to each participant a periodic statement regarding the sub-account as well as any proxy materials, reports and other material Fund communications. Such entities are compensated by PFPC for the Sub-Account Services and in connection therewith the transfer agency fees payable by Trust Shares of the Money Market, Government Money Market and U.S. Treasury Money Market Funds to PFPC have been increased by an amount equal to these fees. In substance, therefore, the holders of Trust Shares of these Funds indirectly bear these fees.

        Fleet Bank, an affiliate of Columbia and subsidiary of Bank of America Corporation, is paid a fee for Sub-Account Services performed with respect to Trust Shares of the Money Market, Government Money Market and U.S. Treasury Money Market Funds held by defined contribution plans. Pursuant to an agreement between Fleet Bank and PFPC, Fleet Bank is paid $21.00 per year for each defined contribution plan participant account. For the fiscal year ended May 31, 2004, Fleet Bank received $155,063 for Sub-Account Services. PFPC bears this expense directly, and shareholders of Trust Shares of these Funds bear this expense indirectly through fees paid to PFPC for transfer agency services.

                                    EXPENSES

        Columbia, PFPC and PFPC Trust bear all expenses in connection with the performance of their services for the Funds, except that Galaxy bears the expenses incurred in the Funds' operations including: taxes; interest; fees (including fees paid to its trustees and officers who are not affiliated with Columbia and its affiliates or PFPC); SEC fees; state securities fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, shareholder servicing, Rule 12b-1 distribution (if applicable), fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholder reports and meetings; and any extraordinary expenses. The Funds also pay for brokerage fees and commissions in connection with the purchase of portfolio securities.

                             PORTFOLIO TRANSACTIONS

        Debt securities purchased or sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

        Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, Columbia will normally deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere or as described below.

        The Funds do not intend to seek profits from short-term trading. Their annual portfolio turnover will be relatively high, but since brokerage commissions are normally not paid on money market instruments, it should not have a material effect on the net income of any of these Funds.

        In purchasing or selling securities for the Funds, Columbia will seek to obtain the best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one broker/dealer are comparable, Columbia may effect transactions in portfolio securities with broker/dealers who provide research, advice or other services such as market investment literature.

        Except as permitted by the SEC or applicable law, the Funds will not acquire portfolio securities from, make savings deposits in, enter into repurchase or reverse repurchase agreements with, or sell securities to, Columbia or its affiliates, and will not give preference to affiliates and correspondent banks of Columbia with respect to such transactions.

        Galaxy is required to identify any securities of its "regular brokers or dealers" that the Funds have acquired during Galaxy's most recent fiscal year. During the fiscal year ended May 31, 2004, the Money Market Fund purchased securities of its regular brokers or dealers as set forth below:

                                                               VALUE AS OF
                 FUND                   BROKER/DEALER         MAY 31, 2004
       -----------------------   --------------------------   ------------
       Money Market Fund         CS First Boston Corp.        $ 50,000,000
       Money Market Fund         Morgan Stanley & Co. Inc.    $ 40,000,000
       Money Market Fund         Goldman Sachs & Co.          $ 45,029,000
       Money Market Fund         JPMorgan Chase & Co.         $ 27,317,000
       Money Market Fund         Greenwich Capital Markets    $          0
       Money Market Fund         Lehman Brothers Securities   $          0
       Money Market Fund         Bank of America              $          0
       Money Market Fund         Citigroup Global Markets     $          0
       Money Market Fund         Warburg Dillon Read          $          0
       Government Money Market   CS First Boston Corp.        $          0
       Government Money Market   Lehman Brothers Securities   $          0
       Government Money Market   Bank of America              $          0
       Government Money Market   Greenwich Capital Markets    $          0
       Government Money Market   Morgan Stanley & Co., Inc.   $          0
       Government Money Market   Goldman Sachs & Co.          $          0
       Government Money Market   JPMorgan Chase & Co.         $ 90,000,000
       Government Money Market   Warburg Dillon Read          $ 53,033,000

        Investment decisions for each Fund are made independently from those for the other Funds and portfolios of Galaxy and for any other investment companies and accounts advised or managed by Columbia. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund, another portfolio of Galaxy and/or another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Columbia believes to be equitable to the Fund and such other portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by such Fund. To the extent permitted by law, Columbia may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for Galaxy's other Funds and portfolios, or other investment companies or accounts in order to obtain best execution.

                  SHAREHOLDER SERVICES PLAN -- RETAIL A SHARES

        Galaxy has adopted a Shareholder Services Plan with respect to Retail A Shares of each Fund pursuant to which Galaxy intends to enter into servicing agreements with institutions (including affiliates of Bank of America Corporation). Pursuant to these servicing agreements, institutions render certain administrative and support services to customers who are the beneficial owners of Retail A Shares in consideration for payment of up to 0.50% (on an annualized basis) of the average daily net asset value of Retail A Shares of a Fund beneficially owned by such customers. Services under the Shareholder Services Plan may include: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with CFDI; processing dividend payments from a Fund; providing customers with information as to their positions in Retail A Shares; providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and providing periodic mailings to customers. Such services are intended to supplement the services provided by Columbia as administrator and PFPC as transfer agent.

        Although the Shareholder Services Plan has been approved with respect to Retail A Shares and Trust Shares of the Funds, as of the date of this Statement of Additional Information, Galaxy intends to enter into servicing agreements under the Shareholder Services Plan only with respect to Retail A Shares of each Fund, and to limit the payment under these servicing agreements for each Fund to no more than 0.10% (on an annualized basis) of the average daily net asset value of the Retail A Shares of the Fund beneficially owned by customers of institutions. Galaxy understands that institutions may charge fees to their customers who are the beneficial owners of Retail A Shares in connection with their accounts with such institutions.

Any such fees would be in addition to any amounts which may be received by an institution under the Shareholder Services Plan. Under the terms of each servicing agreement entered into with Galaxy, institutions are required to provide to their customers a schedule of any fees that they may charge in connection with customer investments in Retail A Shares. As of May 31, 2004, Galaxy had entered into Servicing Agreements only with affiliates of Bank of America Corporation.

        Each Servicing Agreement between Galaxy and an institution relating to the Shareholder Services Plan requires that, with respect to those Funds which declare dividends on a daily basis, the institution agree to waive a portion of the servicing fee payable to it under the Shareholder Services Plan to the extent necessary to ensure that the fees required to be accrued with respect to the Retail A Shares of such Funds on any day do not exceed the income to be accrued to such Retail A Shares on that day.

        During the fiscal year ended May 31, 2004, the fiscal period from November 1, 2002 through May 31, 2003 and the fiscal years ended October 31, 2002 and 2001, Galaxy made payments to institutions (net of expense reimbursements) with respect to Retail A Shares of the Money Market, Government Money Market, U.S. Treasury Money Market, Tax-Exempt Money Market, Connecticut Municipal Money Market and Massachusetts Municipal Money Market, New York Municipal Money Market Funds as shown in the table below:

                                           FOR THE FISCAL          FOR THE FISCAL             FOR THE FISCAL YEARS ENDED
                                             YEAR ENDED             PERIOD ENDED                     OCTOBER 31:
                                               MAY 31,                MAY 31,*           ------------------------------------
                 FUND                           2004                    2003                  2002                  2001
----------------------------------------   --------------          --------------        --------------        --------------
Money Market ...........................   $      222,536/(3)/     $      666,116/(2)/   $    2,477,360        $    2,909,354
Government Money Market ................   $      361,936          $      132,364/(2)/   $      322,362/(1)/   $      337,056
U.S. Treasury Money Market .............   $      523,388          $      359,905        $      760,988        $      606,677
Tax-Exempt Money Market ................   $      205,873          $      143,806        $      266,294        $      223,192
Connecticut Municipal Money Market .....   $      251,034/(3)/     $      163,461        $      302,549        $      285,069
Massachusetts Municipal Money Market ...   $      291,964/(3)/     $      205,108        $      394,726        $      413,776
New York Municipal Money Market ........   $       20,769/(3)/**         ***                   ***                   ***

----------
(1) For the fiscal year ended October 31, 2002, Columbia and/or its affiliates reimbursed shareholder service fees of $7,780 for the Government Money Market Fund.
(2) For the period from November 1, 2002 through May 31, 2003, Columbia and/or its affiliates reimbursed shareholder services fees of $247,788 for the Money Market Fund and $13,129 for the Government Money Market Fund.
(3) For the fiscal year ended May 31, 2004, Columbia and/or its affiliates reimbursed shareholder services fees of $201,233, $1,820, $1,544 and $987, respectively for the Money Market Fund, Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund and New York Municipal Money Market Fund.
* The fiscal year end for each of the Funds has been changed from October 31 to May 31.
** For the period September 16, 2003 (commencement of operations) through May 31, 2004.
***     Not in operation during the period.

        Galaxy's Servicing Agreements are governed by the Shareholder Services Plan that has been adopted by Galaxy's Board of Trustees in connection with the offering of Retail A Shares of each Fund. Pursuant to the Shareholder Services Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts paid under the Servicing Agreements and the purposes for which the expenditures were made. In addition, the arrangements with institutions must be approved annually by a majority of Galaxy's trustees, including a majority of the trustees who are not "interested persons" of Galaxy as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

        The Board of Trustees has approved Galaxy's arrangements with institutions based on information provided by Galaxy's service contractors that there is a reasonable likelihood that the arrangements will benefit the Funds and their shareholders by affording Galaxy greater flexibility in connection with the efficient servicing of the accounts of the beneficial owners of Retail A Shares of the Funds. Any material amendment to Galaxy's arrangements with institutions must be approved by a majority of Galaxy's Board of Trustees (including a majority of the Disinterested Trustees). So long as Galaxy's arrangements with institutions are in effect, the selection and nomination of the members of Galaxy's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of Galaxy will be committed to the discretion of such Disinterested Trustees.

                                   DISTRIBUTOR

        CFDI serves as Galaxy's distributor. CFDI, an affiliate of Columbia, is a registered broker-dealer with principal offices located at One Financial Center, Boston, Massachusetts 02111. Galaxy's shares are offered for sale on a continuous basis. CFDI will use its best efforts to sell Fund shares.

        Unless otherwise terminated, the Distribution Agreement between Galaxy and CFDI remains in effect from year to year upon annual approval by Galaxy's Board of Trustees, or by the vote of a majority of the outstanding shares of Galaxy and by the vote of a majority of Galaxy's trustees who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement will terminate in the event of its assignment, as defined in the 1940 Act. CFDI does not receive any compensation from Galaxy or any of the Funds for its services under the Distribution Agreement.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

        PricewaterhouseCoopers LLP, with offices at 125 High Street, Boston, Massachusetts 02110-1707, serves as independent registered public accounting firm for Galaxy. The financial highlights for the respective Funds included in their Prospectuses and the financial statements for the Funds contained in the Funds' Annual Report to Shareholders for the fiscal year ended May 31, 2004 were audited by PricewaterhouseCoopers LLP. The financial highlights for the fiscal period ended May 31, 2003 and the fiscal years ended October 31, 2002, 2001, 2000 and 1999 were audited by Ernst & Young LLP, Galaxy's former independent registered public accounting firm.

                                     COUNSEL

        Drinker Biddle & Reath LLP (of which W. Bruce McConnel, Secretary of Galaxy, is a partner), One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serves as counsel to Galaxy and will pass upon certain legal matters on its behalf. The law firm of Day, Berry & Howard, LLP, City Place I, Hartford, Connecticut 06103-3499, serves as special Connecticut counsel to Galaxy and has reviewed the portion of this Statement of Additional Information and the Prospectuses with respect to the Connecticut Municipal Money Market Fund concerning Connecticut taxes and the description of special considerations relating to Connecticut Municipal Securities. The law firm of Ropes & Gray, One International Place, Boston, Massachusetts 02110, serves as special Massachusetts counsel to Galaxy and has reviewed the portion of this Statement of Additional Information and the Prospectuses with respect to the Massachusetts Municipal Money Market Fund concerning Massachusetts taxes and the description of special considerations relating to Massachusetts Municipal Securities. The law firm of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, serves as special New York counsel to Galaxy and has reviewed the portion of this Statement of Additional Information and the Prospectuses with respect to the New York Municipal Money Market Fund concerning New York taxes and the description of special considerations relating to New York Municipal Securities. The law firm of McGuireWoods LLP, 50 North Laura Street, Suite 3300, Jacksonville, Florida 32202 serves as special Florida counsel to Galaxy and has reviewed the portion of this Statement of Additional Information and the Prospectuses with respect to the Florida Municipal Money Market Fund concerning Florida taxes and the description of special considerations relating to Florida Municipal Securities.

                        PERFORMANCE AND YIELD INFORMATION

        The current yields for the Funds may be obtained by calling Galaxy at 1-866-840-5469.

        For the seven-day period ended May 31, 2004, the annualized yields and effective yields for Retail A Shares of the Money Market, Government Money Market, U.S. Treasury Money Market, Tax-Exempt Money Market, Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds, and the tax-equivalent yield and tax-equivalent effective yield for Retail A Shares of the Tax-Exempt Money Market, Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds, were as set forth below:

                                                                                  TAX-
                                                                     TAX-      EQUIVALENT
                                        ANNUALIZED    EFFECTIVE   EQUIVALENT   EFFECTIVE
FUND                                       YIELD        YIELD        YIELD        YIELD
--------------------------------------  ----------   ----------   ----------   ----------
Money Market .........................        0.48%        0.48%         N/A          N/A
Government Money Market ..............        0.47%        0.47%         N/A          N/A
U.S. Treasury Money Market ...........        0.33%        0.33%         N/A          N/A
Tax-Exempt Money Market ..............        0.51%        0.51%        0.78%        0.78%
Connecticut Municipal Money Market ...        0.45%        0.45%        0.72%        0.72%
Massachusetts Municipal Money Market..        0.49%        0.50%        0.80%        0.81%
New York Municipal Money Market Fund..        0.64%        0.64%        1.06%        1.06%

        As of May 31, 2004, the New Jersey Municipal Money Market and Florida Municipal Money Market Funds had not yet commenced operations.

        For the seven-day period ended May 31, 2004, the annualized yields and effective yields for Trust Shares of the Money Market, Government Money Market, U.S. Treasury Money Market and Tax-Exempt Money Market Funds, and the tax-equivalent yield and tax-equivalent effective yield for Trust Shares of the Tax-Exempt Money Market, Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds were as set forth below:

                                                                                  TAX-
                                                                     TAX-      EQUIVALENT
                                        ANNUALIZED    EFFECTIVE   EQUIVALENT   EFFECTIVE
FUND                                       YIELD        YIELD        YIELD        YIELD
--------------------------------------  ----------   ----------   ----------   ----------
Money Market ........................         0.72%        0.72%         N/A          N/A
Government Money Market .............         0.60%        0.60%         N/A          N/A
U.S. Treasury Money Market ..........         0.48%        0.48%         N/A          N/A
Tax-Exempt Money Market .............         0.64%        0.64%        0.98%        0.98%
Connecticut Municipal Money Market ..         0.55%        0.55%        0.88%        0.88%
Massachusetts Municipal Money Market.         0.57%        0.58%        0.93%        0.94%
New York Municipal Money Market .....         0.74%        0.74%        1.22%        1.22%

        Tax-equivalent yields were calculated using the maximum applicable federal and state income tax rates.

        The U.S. Treasury Fund may calculate a "state flow through yield," which shows the level of taxable yield needed to produce an after-tax yield equivalent to a particular state's tax-exempt yield achieved by the Fund. The state flow through yield refers to that portion of income that is derived from interest income on direct obligations of the U.S. Government, its agencies or instrumentalities and which qualifies for exemption from state taxes. Assuming, for purposes of illustration, state income tax rates of 3%, 7% and 11%, the state flow through yields for the seven-day period ended May 31, 2004 for Retail A Shares and Trust Shares of the U.S. Treasury Money Market Fund were as set forth below:

SERIES                                     3%       7%      11%
-------------------------------------     ----     ----     ----
Retail A Shares......................     0.55%    0.57%    0.60%
Trust Shares.........................     0.70%    0.73%    0.76%

PERFORMANCE REPORTING

        From time to time, in advertisements or in reports to shareholders, the yields of the Funds, as a measure of their performance, may be quoted and compared to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, such data is reported in national financial publications such as Money Fund Report(R), a widely recognized independent publication that monitors the performance of mutual funds. Also, the Funds' yield data may be reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal, and The New York Times, or in publications of a local or regional nature. The performance of the Money Market, Government Money Market and U.S. Treasury Money Market Funds may also be compared to the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas. Yield data will be calculated separately for Trust Shares and Retail A Shares of the Funds.

        The yield of a Fund refers to the income generated over a seven-day period identified in the advertisement. Each Fund may also advertise its "effective yield." The "effective yield" will be slightly higher because of the compounding effect of the assumed reinvestment. Also, each Tax-Exempt Money Market Fund may from time to time advertise a "tax-equivalent yield" to demonstrate the level of taxable yield necessary to produce an after-tax yield equivalent to that achieved by the Fund. The "tax-equivalent yield" is computed as described above. The U.S. Treasury Money Market Fund may also advertise a "state flow through yield," as discussed above.

        The Funds' yields will fluctuate and any quotation of yield should not be considered as representative of the future performance of the Funds. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any fees charged directly by institutions to accounts of customers that have invested in shares of a Fund will not be included in calculations of yield.

        The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.

                                  MISCELLANEOUS

        As used in this Statement of Additional Information, "assets belonging to" a particular Fund or series of a Fund means the consideration received by Galaxy upon the issuance of shares in that particular Fund or series of the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds and a portion of any general assets of Galaxy not belonging to a particular series or Fund. In determining the net asset value of a particular series of a Fund, assets belonging to the particular series of the Fund are charged with the direct liabilities in respect of that series and with a share of the general liabilities of Galaxy, which are allocated in proportion to the relative asset values of the respective series and Funds at the time of allocation. Subject to the provisions of Galaxy's Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to a particular series or Fund, are conclusive.

        Shareholders will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by an independent registered public accounting firm.

        A "vote of the holders of a majority of the outstanding shares" of a particular Fund or a particular series of shares in a Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in an investment objective or fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of such Fund or such series of shares, or (b) 67% or more of the shares of such Fund or such series of shares present at a meeting if more than 50% of the outstanding shares of such Fund or such series of shares are represented at the meeting in person or by proxy.

        As of July 9, 2004, the name, address and percentage ownership of the entities or persons that held of record or beneficially 5% or more of the outstanding shares of each class of Galaxy's investment portfolios were as follows:

                                             PERCENT
REGISTRATION NAME                            OWNERSHIP
------------------------------------------   ---------

MONEY MARKET FUND
  TRUST SHARES
  Fleet National Bank                        96.23%
  P.O. Box 92800
  Rochester, NY  14692-8900

  Stable Asset Fund
  c/o Norstar Trust Company
  Gales & Co.
  159 East Main
  Rochester, NY 14638                        11.26%

TAX-EXEMPT MONEY MARKET FUND
  TRUST SHARES
  Fleet National Bank                        92.17%
  P.O. Box 92800
  Rochester, NY  14692-8900

  SunTrust Bank as Custodian
  For AMA as IA Veronica Marital Tr
  Attn:  51-21-112-5120455
  P.O. Box 105870 Ctr 3145
  Atlanta, GA  30348                         7.75%

GOVERNMENT MONEY MARKET FUND
  TRUST SHARES
  Fleet National Bank                        94.49%
  P.O. Box 92800
  Rochester, NY  14692-8900

  Monmouth County Reclaimation               6.31%
  c/o Norstar Trust Co.
  Gales & Co.
  159 East Main
  Rochester, NY  14638

  AMS Trust Account
  c/o Norstar Trust Co.
  Gales & Co.
  159 East Main
  Rochester, NY 14638                        17.59%

U.S. TREASURY MONEY MARKET FUND
  TRUST SHARES
  Fleet National Bank                        98.11%
  P.O. Box 92800
  Rochester, NY  14692-8900

  John Davis-Murphy TR U/A
  c/o Norstar Trust Co.
  Gales & Co.
  159 East Main
  Rochester, NY 14638                        8.68%

INSTITUTIONAL GOVERNMENT MONEY MARKET FUND
  INSTITUTIONAL SHARES
  Fleet National Bank                        54.43%
  P.O. Box 92800
  Rochester, NY  14692-8900

  FleetBoston Financial Corp                 45.57%
  Attn:  Kerry Spinney
  100 Federal Street
  Mailstop MADE 10013H
  Boston, MA  02110

  Acusphere Securities                       5.43%
  c/o Norstar Trust Co.
  Gales & Co.
  159 East Main
  Rochester, NY  14638

  SELECT SHARES
  FleetBoston Financial Corp                 100.00%
  Attn:  Kerry Spinney
  100 Federal Street
  Mailstop MADE 10013H
  Boston, MA  02110

  PREFERRED SHARES
  FleetBoston Financial Corp                 100.00%
  Attn:  Kerry Spinney
  100 Federal Street
  Mailstop MADE 10013H
  Boston, MA  02110

                                             PERCENT
REGISTRATION NAME                            OWNERSHIP
------------------------------------------   ---------

MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
  TRUST SHARES
  Fleet National Bank                        95.80%
  P.O. Box 92800
  Rochester, NY  14692-8900

  Nancy Jilll-Rudberg IMA                    63.63%
  c/o Norstar Trust Co.
  Gales & Co.
  159 East Main
  Rochester, NY  14638

  Darrell P. Norris IMA                      31.22%
  c/o Norstar Trust Co.
  Gales & Co.
  159 East Main
  Rochester, NY  14638

CONNECTICUT MUNICIPAL MONEY MARKET FUND

  TRUST SHARES
  FIM Funding, Inc.                          100.00%
  Attn:  William Gray
  Mail Stop:  MA-DE-100 21E
  100 Federal Street
  Boston, MA  02110-1802

NEW YORK MUNICIPAL MONEY MARKET FUND

  TRUST SHARES
  Fleet National Bank                        10.15%
  P.O. Box 92800
  Rochester, NY  14692-8900

  Steven A. Tehan IM                         44.16%
  c/o Norstar Trust Co.
  159 East Main
  Rochester, NY  14638

  Harold C. Heintz MD IM                     25.08%
  c/o Norstar Trust Co.
  Gales & Co.
  159 East Main
  Rochester, NY  14638

  Kathleen Tehan IMA                         21.17%
  c/o Norstar Trust Co.
  Gales & Co.
  159 East Main
  Rochester, NY  14638

MONEY MARKET FUND
  RETAIL A SHARES
  US Clearing A Division of Fleet
  Securities Inc.
  26 Broadway
  New York, NY 10004-1703                    13.87%

GOVERNMENT MONEY MARKET FUND
  RETAIL A SHARES
  Providence Equity Partners IV, Inc.
  50 Kennedy Plaza 18th Floor
  Providence, RI  02903                      6.04%

MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
  RETAIL A SHARES
  Fleet National Bank                        46.71%
  P.O. Box 92800
  Rochester, NY  14692-8900

  U.S. Clearing A Division of Fleet
   Securities Inc.                           15.45%
  26 Broadway
  New York, NY  10004-1703

                                             PERCENT
REGISTRATION NAME                            OWNERSHIP
------------------------------------------   ---------

CONNECTICUT MUNICIPAL MONEY MARKET FUND
  RETAIL A SHARES
  Fleet National Bank                        41.22%
  P.O. Box 92800
  Rochester, NY  14692-8900

  William L. & Norma Lee Bucknall
  5 Oak Ridge Dr.
  Bethany, CT  06524                         7.89%

  Denis J. & Britta R. Nayden
  P.O. Box 5010
  Monroe, CT  06468                          5.49%

INSTITUTIONAL TREASURY MONEY MARKET FUND
  INSTITUTIONAL SHARES
  Fleet National Bank                        15.56%
  P.O. Box 92800
  Rochester, NY  14692-8900

  FleetBoston Financial Corp.                6.27%
  Attn: Kerry Spinney
  100 Federal Street
  Mailstop MADE10013H
  Boston, MA  02110

  Fleet Bank Omnibus                         74.60%
  150 Windsor Street
  Mail Code CT EH 40504K
  CAS Operations
  Hartford, CT  06120

  SELECT SHARES
  FleetBoston Financial Corp.                100.00%
  Attn:  Kerry Spinney
  100 Federal Street
  Mailstop MADE 10013H
  Boston, MA  02110

  PREFERRED SHARES
  FleetBoston Financial Corp                 99.13%
  Attn: Kerry Spinney
  100 Federal Street
  Mailstop MADE10013H
  Boston, MA  02110

INSTITUTIONAL MONEY MARKET FUND
  INSTITUTIONAL SHARES
  Fleet National Bank                        48.71%
  P.O. Box 92800
  Rochester, NY 14692-8900

  FleetBoston Financial Corp                 45.22%
  Attn: Kerry Spinney
  100 Federal Street
  Mailstop MADE10013H
  Boston, MA  02110

  SELECT SHARES
  FleetBoston Financial Corp                 100.00%
  Attn: Kerry Spinney
  100 Federal Street
  Mailstop MADE10013H
  Boston, MA 02110

  PREFERRED SHARES
  FleetBoston Financial Corp                 100.00%
  Attn:  Kerry Spinney
  100 Federal Street
  Mailstop MADE10013H
  Boston, MA  02110

                                             PERCENT
REGISTRATION NAME                            OWNERSHIP
------------------------------------------   ---------

  PRIME RESERVES

  RESERVE SHARES
  U.S. Clearing Corp.                        100.00%
  26 Broadway
  New York, NY  10004-1703

  PREMIER SHARES
  FIM Funding, Inc.                          100.00%
  Attn:  William Gray
  Mailstop: MA-DE-100-21E
  100 Federal Street
  Boston, MA  02110-1802

  GOVERNMENT RESERVES

  RESERVE SHARES
  U.S. Clearing Corp.                        100.00%
  26 Broadway
  New York, NY  10004-1703

  FIM Funding, Inc.                          100.00%
  Attn:  William Gray
  Mail Stop:  MA-DE-100 21E
  100 Federal Street
  Boston, MA  02110-1802

  German Larrea Mota Velasco
  Baja California 200
  Roma Sur                                   5.88%
  Mexico, D.F. 06760
  Mexico

  TAX EXEMPT RESERVES

  RESERVE SHARES
  U.S. Clearing Corp.                        100.00%
  26 Broadway
  New York, NY  10004-1703

  PREMIER SHARES
  FIM Funding, Inc.                          100.00%
  Attn:  William Gray
  Mail Stop:  MA-DE-100 21E
  100 Federal Street
  Boston, MA  02110-1802

                              FINANCIAL STATEMENTS

        Galaxy's Annual Report to Shareholders with respect to the Funds for the fiscal year ended May 31, 2004 has been filed with the SEC. The financial statements contained in such Annual Report are incorporated by reference into this Statement of Additional Information. The financial statements and financial highlights for the Funds for the fiscal year or period ended May 31, 2004 have been audited by Galaxy's independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report thereon also appears in such Annual Report and is incorporated herein by reference. The financial statements in such Annual Report have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. The information in the Annual Report for the period ended May 31, 2003 and the years ended October 31, 2002, 2001, 2000 and 1999 was audited by Ernst & Young LLP, Galaxy's former independent registered public accounting firm, whose report, dated June 20, 2003 on the financial statements included in Galaxy's Annual Report to Shareholders for the fiscal period ended May 31, 2003 is also incorporated herein by reference.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

SHORT-TERM CREDIT RATINGS

        A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

        "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

        "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

        "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

        "B" - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

        "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

        Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

        Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. These obligations have an original maturity not exceeding thirteen months, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:

        "P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

        "P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

        "P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

        "NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

        Fitch Ratings, Inc. ("Fitch") short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

        "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

        "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

        "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

        "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

        "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

        "D" - Securities are in actual or imminent payment default.

        The following summarizes the ratings used by Dominion Bond Rating Service Limited ("DBRS") for commercial paper and short-term debt:

        "R-1 (high)" - Short-term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an "R-1 (high)", few entities are strong enough to achieve this rating.


        "R-1 (middle)" - Short-term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1
(high)" credits by only a small degree. Given the extremely tough definition which DBRS has established for the "R-1 (high)" category, entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for timely repayment of short-term liabilities.


        "R-1 (low)" - Short-term debt rated "R-1 (low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

        "R-2 (high)" - Short-term debt rated R-2 (high) is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the R-1 (low) category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

        "R-2 (middle) - Short-term debt rated R-2 (middle) is considered to be of adequate credit quality. Relative to the R-2 (high) category, entities rated R-2 (middle) typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or hold a weaker industry position. Ratings in this category would also be more vulnerable to adverse changes in financial and economic conditions.

        "R-2 (low)" - Short-term debt rated R-2 (low) is considered to be of only just adequate credit quality, one step up from being speculative. While not yet defined as speculative, the R-2

(low) category signifies that although, repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside of the issuer's control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

        "R-3 (high)", "R-3 (middle)", "R-3 (low)" - Short-term debt rated "R-3" is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

        "D" - Short-term debt rated "D" is in arrears. A security rated D implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.

LONG-TERM CREDIT RATINGS

        The following summarizes the ratings used by Standard & Poor's for long-term issues:

        "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

        "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

        "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

        "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

        Obligations rated "BB," "B," "CCC," "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest.

While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

        "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

        "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

        "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

        "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

        "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

        - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        The following summarizes the ratings used by Moody's for long-term debt:

        "Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

        "Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

        "A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

        "Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

        "Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

        "B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

        "Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

        "Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

        "C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

        Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

        "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

        "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

        "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

        "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

        "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

        "B" - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

        "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

        "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.

        Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

        PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

        The following summarizes the ratings used by DBRS for long-term debt:

        "AAA" - Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

        "AA" - Bonds rated "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely restrictive definition which DBRS has for the AAA category, entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.


        "A" - Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While "A" is a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated securities.

        "BBB" - Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

        "BB" - Bonds rated "BB" are defined to be speculative and non investment-grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, deficiencies in critical mass, diversification and competitive strength are additional negative considerations.

        "B" - Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

        "CCC" / "CC" / "C" - Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term bonds rated "B". Long-term bonds rated below "B" often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the "CCC" to "C" categories, with "CC" and "C" normally used for lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

        "D" - Long-term debt rated "D" is in arrears. A security rated D implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued or reinstated by DBRS.

        ("high", "low") - Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The "AAA" and "D" categories do not utilize "high", "middle", and "low" as differential grades.

NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS

STANDARD & POOR'S

        CREDITWATCH: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

        RATING OUTLOOK: A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

                . Positive means that a rating may be raised.
                . Negative means that a rating may be lowered.
                . Stable means that a rating is not likely to change. . Developing means a rating may be raised or lowered. . N.M. means not meaningful.

MOODY'S

        WATCHLIST: Moody's uses the Watchlist to indicate that a rating is under review for possible change in the short-term. A rating can be placed on review for possible upgrade (UPG), on review for possible downgrade (DNG), or more rarely with direction uncertain (UNC). A credit is removed from the Watchlist when the rating is upgraded, downgraded or confirmed.

        RATING OUTLOOKS: A Moody's rating outlook is an opinion regarding the likely direction of a rating over the medium term. Where assigned, rating outlooks fall into the following four categories: Positive (POS), Negative
(NEG), Stable (STA) and Developing (DEV -- contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, an "(m)" modifier (indicating multiple, differing outlooks) will be displayed, and Moody's written research will describe any differences and provide the rationale for these differences. A RUR (Rating(s) Under Review) designation indicates that the issuer has one or more ratings under review for possible change, and thus overrides the outlook designation. When an outlook has not been assigned to an eligible entity, NOO (No Outlook) may be displayed.

FITCH

        WITHDRAWN: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

        RATING WATCH: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.


        RATING OUTLOOK: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as "evolving".

DBRS

RATING TRENDS

        Each DBRS rating category is appended with one of three rating trends - "Positive", "Stable", or "Negative". The rating trend helps to give the investor an understanding of DBRS's opinion regarding the outlook for the rating in question. However, the investor must not assume that a positive or negative trend necessarily indicates that a rating change is imminent.

RATING ACTIONS

        In addition to confirming or changing ratings, other DBRS rating actions include:

        SUSPENDED RATINGS: Rating opinions are forward looking. Although rating opinions will consider the historical performance of an issuer, a rating is an assessment of the issuer's future ability and willingness to meet outstanding obligations. As such, for a complete credit quality assessment, DBRS normally requires the cooperation of the issuer so that management strategies and projections may be evaluated and qualified. Since the availability of such information is critical to the rating assessment, any reluctance in management's willingness to supply such information (either perceived or actual) may cause a rating to be changed or even suspended. The eventual action will depend upon DBRS's assessment of the degree of accuracy of a rating, possibly without the cooperation of management. Suspended ratings indicate that an issuer still has outstanding debt, but DBRS no longer provides a current rating opinion on the credit quality of that outstanding debt.


        DISCONTINUED RATINGS: When an entity retires all, or virtually all, of its outstanding debt within a particular category and has no plans to re-issue in the near future, DBRS may discontinue its rating. Other less common circumstances where DBRS may also discontinue ratings include situations where the rated debt is no longer in the public market, where a defeasance structure removes the credit risk of the issuer as a consideration or where the debt comes to be held by a few large institutions that do not require ongoing DBRS ratings.

        RATINGS "UNDER REVIEW" : In practice, DBRS maintains continuous surveillance of the entities it rates and therefore, all ratings are always under review. Accordingly, when a significant event occurs that may directly impact the credit quality of a particular entity or group of entities, DBRS will attempt to provide an immediate rating opinion. If there is high uncertainty regarding the outcome of the event and DBRS is unable to provide an objective, forward-looking opinion in a timely manner, then the rating(s) of the issuer(s) will be placed "Under Review" since they may no longer be appropriate and can no longer be relied upon.

        Ratings which are "Under Review" are qualified with one of the following three provisional statements: "negative implications", "positive implications", or "developing implications", indicating DBRS' preliminary evaluation of the impact on the credit quality of the issuer/security. Although the three provisional statements may provide some guidance to subscribers, situations and potential rating implications may vary widely and DBRS's final rating conclusion may depart from its preliminary assessment. For each of these three provisional statements, further due diligence has to be completed in order to determine the applicable rating. In this respect, and while the previous rating may no longer be appropriate and can no longer be relied upon to gauge credit quality, the three provisional statements are an attempt to provide initial guidance as to possible rating outcomes after the due diligence process has been completed and DBRS has finalized its view.

MUNICIPAL NOTE RATINGS

        A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

        "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

        "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

        "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

        Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels - MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarized the ratings by Moody's for these short-term obligations:

        "MIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

        "MIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

        "MIG-3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

        "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

        In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

        When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

        VMIG rating expirations are a function of each issue's specific structural or credit features.

        "VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

        "VMIG-2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

        "VMIG-3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.


        "SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

        Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

ABOUT CREDIT RATINGS

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.


Moody's credit ratings must be construed solely as statements of opinion and not as recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of repayment in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.


DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

                                   APPENDIX B

                   COLUMBIA MANAGEMENT ADVISORS, INC. ("CMA")
                      PROXY VOTING POLICIES AND PROCEDURES
               ADOPTED JULY 1, 2003 AND REVISED FEBRUARY 11, 2004

POLICY:

ALL PROXIES FOR CLIENT SECURITIES FOR WHICH COLUMBIA MANAGEMENT ADVISORS, INC. ("CMA") HAS BEEN GRANTED AUTHORITY TO VOTE SHALL BE VOTED IN A MANNER CONSIDERED TO BE IN THE BEST INTERESTS OF CMA'S CLIENTS, INCLUDING THE CMG FAMILY FUNDS/1/ AND THEIR SHAREHOLDERS WITHOUT REGARD TO ANY BENEFIT TO CMA OR ITS AFFILIATES. CMA SHALL EXAMINE EACH PROPOSAL AND VOTE AGAINST THE PROPOSAL, IF, IN ITS JUDGMENT, APPROVAL OR ADOPTION OF THE PROPOSAL WOULD BE EXPECTED TO IMPACT ADVERSELY THE CURRENT OR POTENTIAL MARKET VALUE OF THE ISSUER'S SECURITIES. IN ADDITION, CMA SHALL EXAMINE EACH PROPOSAL AND VOTE THE SECURITIES HELD ON BEHALF OF A CLIENT AGAINST THE PROPOSAL, IF, IN ITS JUDGMENT, THE PROPOSAL WOULD BE EXPECTED TO EFFECT ADVERSELY THE BEST INTEREST OF THE CLIENT. REFERENCES TO THE BEST INTEREST OF A CLIENT REFER TO THE INTEREST OF THE CLIENT IN TERMS OF THE POTENTIAL ECONOMIC RETURN ON THE CLIENT'S INVESTMENT. IN THE EVENT A CLIENT BELIEVES THAT ITS OTHER INTERESTS REQUIRE A DIFFERENT VOTE, CMA SHALL VOTE AS THE CLIENT INSTRUCTS.

CMA ADDRESSES POTENTIAL MATERIAL CONFLICTS OF INTEREST BY HAVING A PREDETERMINED VOTING POLICY. FOR THOSE PROPOSALS THAT REQUIRE SPECIAL CONSIDERATION OR IN INSTANCES WHERE SPECIAL CIRCUMSTANCES MAY REQUIRE VARYING FROM THE PREDETERMINED POLICY, THE PROXY COMMITTEE WILL DETERMINE THE VOTE IN THE BEST INTEREST OF CMA'S CLIENTS, WITHOUT CONSIDERATION OF ANY BENEFIT TO CMA, ITS AFFILIATES OR ITS OTHER CLIENTS.

OVERVIEW:

CMA's policy is based upon its fiduciary obligation to act in its clients' best interests. In addition, the SEC recently adopted rules under the Investment Company Act of 1940 and the Investment Advisers Act of 1940. These rules impose obligations with respect to proxy voting on investment advisers and investment companies.

                PROCEDURES:

I.      ACCOUNT POLICIES

Except as otherwise directed by the client, CMA shall vote as follows:


----------
/1/ A CMG Family Fund or a Fund is a registered investment company or series of a registered investment company managed or advised by Columbia Management Advisors, Inc.

                    SEPARATELY MANAGED ACCOUNTS

CMA shall vote proxies on securities held in its separately managed accounts.

                    COLUMBIA TRUST COMPANY (CTC) TRUST POOLS

CMA shall vote proxies on securities held in the trust pools.

                    CMG FAMILY FUNDS/CMA FUND TRUST

CMA shall vote proxies on securities held in the Funds, including multi-managed and subadvised Funds.

                    COLUMBIA PRIVATE PORTFOLIO

CMA shall vote proxies on securities held in its separately managed accounts.

II.     PROXY COMMITTEE

CMA shall establish a Proxy Committee whose standing members shall include the heads of active equity and equity research, as well as representatives from fund administration, compliance and legal. Each portfolio manager (or sub-adviser) of a fund or account which holds securities of an issuer having a shareholder meeting, as well as the head of the asset class for which the security was selected, shall be an ad hoc member of the Proxy Committee in connection with the vote of proxies for the meeting.

The Proxy Committee's functions shall include, in part,

           (a) direction of the vote on proposals where there has been a recommendation to the Committee not to vote according to the predetermined policy provided in the Voting Guidelines in III
                (A) below or which proposals require special consideration under III (B) below,

           (b) semi-annual review of this Proxy Voting Policy and Procedure to ensure consistency with internal policies and regulatory agency policies,

           (c) semi-annual review of existing Voting Guidelines and development of additional Voting Guidelines to assist in the review of proxy proposals, and

           (d) development and modification of Voting Procedures as it deems appropriate or necessary.

In determining the vote of any proposal for which it has responsibility, the Proxy Committee shall consider whether the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. In addition, the Proxy Committee shall examine the proposal and vote the securities held on behalf of a client against the proposal, if, in its judgment, the proposal would be expected to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs.

In determining the vote on any proposal, the Proxy Committee shall not consider any benefit to CMA, any of its affiliates, any of its or its affiliates' clients, or of its customers or service providers, other than benefits to the owner of the securities to be voted.

The Proxy Committee shall create a charter, which shall be consistent with this policy and procedure. The charter shall set forth the Committee's purpose, membership and operation. The charter shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal, e.g., is a portfolio manager for an account of the issuer.

III.    VOTING GUIDELINES

In general, proposals which are designed to either dissuade or preclude the acquisition and/or merger of one corporate entity by/with another, or have the effect of diluting the value of the existing shares outstanding, or reduce the shareholders' power over any company actions will be rejected.

A.      THE PROXY COMMITTEE HAS ADOPTED THE FOLLOWING GUIDELINES FOR VOTING
        PROXIES:

1.      Matters Relating to the Board of Directors/Corporate Governance

        CMA generally will vote FOR:

            . Proposals for the election of directors or for an increase or decrease in the number of directors provided that a majority of directors would be independent.

                However, CMA generally will WITHHOLD votes for one or more director nominees if: (i) the board as proposed to be constituted would not have a majority of independent directors; or (ii) the board does not have nominating, audit and compensation committees comprised solely of independent directors.

                On a CASE BY CASE basis, CMA may withhold votes for a director nominee who has failed to observe good corporate governance practices or, through specific action or inaction, has demonstrated a disregard for the interests of shareholders.

            . Proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively. The Audit Committee must satisfy the independence and experience requirements established by the

                Securities and Exchange Commission ("SEC") and the New York Stock Exchange. At least one member of the Audit Committee must qualify as a "financial expert" within the definition set forth in rules of the SEC.

            .   Proposals to declassify boards.

            . Proposals to indemnify the board of directors through self-insurance plans or the purchase of insurance (though it is not the intent to eliminate director responsibility for negligence or breaches of fiduciary duty).

            . Proposals to create or eliminate positions or titles for senior management, though CMA prefers that the role of Chairman of the Board and CEO be held by different persons. (In evaluating such proposals, CMA will consider the size of the company and the nature of the shareholder base).

            . Proposals for the annual appointment or approval of independent corporate auditors. An auditor will usually be thought of as independent unless the auditor receives more than 50% of its revenues from non-audit activities from the company and its affiliates.

            . Proposals that restore shareholder ability to remove directors with or without cause.

            . Proposals that encourage directors to own a minimum amount of stock.

            . Proposals to permit shareholders to elect directors to fill board vacancies.

            .   Proposals for the company to adopt confidential voting.

        CMA will vote on a CASE-BY-CASE basis in contested elections of directors.

        CMA generally will vote AGAINST:

            .   Proposals to classify boards.

            . Proposals that give management the ability to alter the size of the board without shareholder approval.

            . Proposals that provide directors may be removed only by supermajority vote.

            . Proposals which allow more than one vote per share in the election of directors.

            . Proposals that provide only continuing directors may elect replacements to fill board vacancies.

            . Shareholder proposals that mandate a minimum amount of stock that directors must own.

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            .   Shareholder proposals to limit the tenure of outside directors.

2.      COMPENSATION

        CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans, or thrift plans) if they are consistent with business practice. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares of expired options) exceed 10% of the currently outstanding shares overall or 3% for directors only, the proposal should be referred to the Proxy Committee. The Committee will then consider the circumstances surrounding the issue and vote in the best interests of the clients. CMA requires management to provide substantial justification for the repricing of options.

        CMA generally will vote FOR:

            . Shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted to shareholder ratification.

            .   Shareholder proposals asking a company to expense stock options.

            . Shareholder proposals to put option repricings to a shareholder vote.

            .   Employee stock purchase plans that have the following features:
                (i) the shares purchased under the plan are acquired for no less than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

        CMA generally will vote AGAINST:

            .   Stock option plans that permit issuance of options with an exercise price below the stock's current market price.

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3.      Capitalization

        CMA generally will vote FOR:

            . Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover action or the proposal increases the authorization by more than 50% without a clear need presented by the company.

            . Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

            . Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

            .   Proposals to reduce or change the par value of common stock.

            . Proposals to create blank check preferred stock (i.e., with unspecified voting, conversion, dividend distribution and other rights), as long as the company expressly states that the stock will not be used as an anti-takeover defense.

        CMA generally will vote AGAINST:

            . Proposals to create a new class of common stock with supermajority voting rights (i.e., dual class stock).

4.      Mergers, Restructurings and Other Transactions

        CMA will review, on a CASE BY CASE basis, business transactions such as mergers, acquisitions, asset sales, reorganizations, liquidations, spinoffs and other transactions.

5.      Anti-Takeover Measures

        CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

        Poison Pills

            . CMA will vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

            . CMA generally votes FOR shareholder proposals to redeem a poison pill and AGAINST management proposals to ratify a poison pill.

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        Greenmail

            . CMA will vote FOR proposals to adopt anti-greenmail charter or by law amendments or otherwise restrict a company's ability to make greenmail payments.

        Supermajority vote

            . CMA will vote AGAINST management proposals to require a supermajority shareholder vote to approve any proxy proposal, in particular, proposals to approve mergers and other significant corporate transactions.

            . CMA will vote FOR shareholder proposals to lower supermajority vote requirements.

6.      Other Business Matters

        CMA generally will vote FOR

            . Proposals to approve the minutes of a prior meeting, or to change the date, location or time of the annual meeting.

            . Bylaw or charter changes that are of a housekeeping nature (updates or corrections).

            .   Proposals to approve a change in the company's name.

            . Proposals to change the location of the company's principal place of business, provided the purpose is not to reduce the scope of adequate regulatory or financial supervision.

            . Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.

            . Proposals that endorse the recruitment, development and promotion of personnel on a non-discriminatory merit basis, regardless of race, creed, color or gender.

        CMA generally will vote AGAINST:

            . Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

            . Authorization to transact other unidentified, substantive business at a meeting.

            . Proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

            . Proposals authorizing the company's board of directors to adopt, amend or repeal

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

                bylaws without shareholder approval.

            .   Proposals to vote unmarked proxies in favor of management.

B.      ABILITY TO VOTE PROXIES OTHER THAN AS PROVIDED IN A ABOVE.

A Portfolio Manager, sub-adviser or other party involved with a client's or Fund's account may conclude that the interest of the client or Fund requires that a proxy be voted on a proposal in a manner that differs from the predetermined proxy voting policy. In this situation, he or she shall request that the Proxy Committee consider voting the proxy on the proposal other than according to the predetermined policy provided in III (A) above. If any person (or entity) requests the Proxy Committee (or any of its members) to vote a proxy other than according to the predetermined policy, that person shall furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's (or entity's) relationship with the party proposing the matter to shareholders.

The Proxy Committee may vary from the predetermined policy if it determines that voting on the proposal according to the predetermined policy would be expected to impact adversely the current or potential market value of the issuer's securities or to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs. In determining the vote on any proposal, the Proxy Committee shall not consider any benefit other than benefits to the owner of the securities to be voted.

C.      PROPOSALS REQUIRING SPECIAL CONSIDERATION

The following proposals require individual, special consideration. The Proxy Committee will determine how proxies related to each of these proposals will be voted. The Proxy Committee shall determine to vote against any such proposal which would be expected to impact adversely the current or potential market value of the issuer's securities or to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs In determining the vote on any proposal, the Proxy Committee shall not consider any benefit other than benefits to the owner of the securities to be voted.

        1. NEW PROPOSALS. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Guideline, which will be incorporated into this Proxy Voting Policy and Procedures.

        2. ACCOUNTS ADHERING TO TAFT HARTLEY PRINCIPLES. All proposals for these accounts shall be voted according to the Taft Hartley Guidelines developed by Institutional Shareholder Services, Inc. ("ISS").

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

        3. ACCOUNTS ADHERING TO SOCIALLY RESPONSIBLE PRINCIPLES. All proposals for these accounts shall be voted according to the Socially Responsible Guidelines developed by ISS or as specified by the client.

        4. PROXIES OF INTERNATIONAL ISSUERS WHICH BLOCK SECURITIES SALES BETWEEN THE TIME A SHAREHOLDER SUBMITS A PROXY AND THE VOTE. Proposals for these securities shall be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with these Proxy Voting Guidelines.

        5. PROXIES OF INVESTMENT COMPANY SHARES. Proposals on issues other than those specified above under III (A), e.g., election of directors, selection of accountants.

        6. SHAREHOLDER PROPOSALS. Shareholder proposals that are not covered by III (A) above will be reviewed individually.

        7. EXECUTIVE/DIRECTOR COMPENSATION. Except as provided in III (A), proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Committee.

        8. PRE-EMPTIVE RIGHTS. Proposals to create or eliminate pre-emptive rights. In evaluating proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

If any person (or entity) requests that the Proxy Committee (or any of its members) vote a proxy in a specific manner, that person shall furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's (or entity's) relationship with the party proposing the matter to shareholders.

IV.     VOTING PROCEDURES

The Proxy Committee has developed the following procedures to assist in the voting of proxies according to the Voting Guidelines set forth in Section III above. The Proxy Committee may revise these procedures from time to time, as it deems appropriate or necessary to effect the purposes of this Policy and Procedures.

    . CMA shall use Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS shall provide proxy analysis and record keeping services.

    . On a daily basis CMA shall send to ISS a holdings file detailing each equity holding held in an account advised by CMA. Information on equity holdings for the international portfolio shall be sent weekly.

    . ISS shall receive proxy material information from Proxy Edge or the custodian bank for the account. This shall include issues to be voted upon, together with a breakdown of

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

        holdings for CMA accounts. ISS shall then reconcile information it receives from CMA with that it has received from Proxy Edge and custodian banks. Any discrepancies shall be noted and resolved by ISS.

    . Whenever a vote is solicited, ISS shall send CMA a request to vote over a secure website. CMA personnel shall check this website daily. The request shall be accompanied by a recommended vote. The recommended vote shall be based upon CMA's Voting Guidelines previously delivered by CMA to ISS as set forth in Section III. CMA shall promptly provide ISS with any amendments or modifications to the Guidelines. CMA shall return a final instruction to vote to ISS, which ISS shall record with Proxy Edge or the custodian bank as our agent.

    . ISS shall have procedures in place to ensure that a vote is cast on every security holding maintained by CMA on which a vote is solicited unless otherwise directed by the Proxy Committee. On a yearly basis, or as required by our clients CMA shall receive a report from ISS detailing CMA's voting for the previous period.

    . Each time that ISS shall send CMA a request to vote the request shall be accompanied by the recommended vote determined in accordance with CMA's Voting Guidelines. ISS shall vote as indicated in the request unless the client has reserved discretion, the Proxy Committee determines that the best interest of a client requires another vote or the proposal is a matter on which the Proxy Committee has discretion under Section III.C. In such situations ISS shall vote based on the direction of the client or the Proxy Committee, as the case may be. The interests of CMA's Taft Hartley or "Socially Responsible" clients may impact a proposal that normally should be voted in a certain way. ISS shall inform CMA of all proposals having impact on its Taft Hartley and or "Socially Responsible " clients. The Proxy Voting Committee shall be consulted before a vote is placed in cases where Taft Hartley or Socially Responsible issues are presented.

                                      B-10